As filed with the Securities and Exchange Commission on July 29, 2014

Registration No. 333-61366

811-10385

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                              ☐

Post-Effective Amendment No. 104 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 108 ☒

(Check appropriate box or boxes)

Pacific Life Funds

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3233

Laurene E. Macelwee

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103-3702

It is proposed that this filing will become effective (check appropriate box)

☐   immediately upon filing pursuant to paragraph (b)

☒  on July 31, 2014 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus dated August 1, 2014

TICKER SYMBOLS by Share Class
FUND	A	B	C	I	R	Advisor
PL Portfolio Optimization Conservative Fund	POAAX	POABX	POACX	N/A	POARX	PLCDX
PL Portfolio Optimization Moderate-Conservative Fund	POBAX	POBBX	POBCX	N/A	POBRX	PMCDX
PL Portfolio Optimization Moderate Fund	POCAX	POMBX	POMCX	N/A	POCRX	POMDX
PL Portfolio Optimization Moderate-Aggressive Fund	PODAX	PODBX	PODCX	N/A	PODRX	PMADX
PL Portfolio Optimization Aggressive Fund	POEAX	POEBX	POCEX	N/A	POERX	POEDX
PL Short Duration Income Fund	PLADX	N/A	PLCSX	PLSDX	N/A	PLDSX
PL Income Fund	PLIAX	N/A	PLNCX	PLIIX	N/A	PLIDX
PL Strategic Income Fund	PLSTX	N/A	PLCNX	PLSRX	N/A	PLSFX
PL Floating Rate Income Fund	PLFLX	N/A	PLBCX	PLFRX	N/A	PLFDX
PL Limited Duration High Income Fund	PLLDX	N/A	PLLCX	PLLIX	N/A	PLLYX
PL High Income Fund	PLAHX	N/A	PLCHX	PLHIX	N/A	PLHYX

PL Diversified Alternatives Fund	PLALX	N/A	PLCLX	N/A	N/A	PLDLX

You should be aware that the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

Fund Summaries

PL Portfolio Optimization Conservative Fund	3
PL Portfolio Optimization Moderate-Conservative Fund	9
PL Portfolio Optimization Moderate Fund	15
PL Portfolio Optimization Moderate-Aggressive Fund	21
PL Portfolio Optimization Aggressive Fund	27
PL Short Duration Income Fund	33
PL Income Fund	37
PL Strategic Income Fund	41
PL Floating Rate Income Fund	45
PL Limited Duration High Income Fund	49
PL High Income Fund	52
PL Diversified Alternatives Fund	55
Additional Summary Information	60
Additional Information About Principal Investment Strategies and Risks	60
PL Portfolio Optimization Funds	60
PL Short Duration Income Fund	63
PL Income Fund	63
PL Strategic Income Fund	64
PL Floating Rate Income Fund	65
PL Limited Duration High Income Fund	65
PL High Income Fund	66
PL Diversified Alternatives Fund	66
General Investment Information	68
Additional Risk Information	69
Additional Information About Fees and Expenses	77
Additional Information About Shareholder Fees	77
Additional Information About Operating Expenses	79
Shareholder Account Information	80
Overview of the Share Classes	80
Share Class Eligibility	81
Distribution and/or Service Fees	81
Initial Sales Charges (Class A Shares Only)	82
Sales Charges — Waivers and Reductions	83
Contingent Deferred Sales Charges (“CDSCs”)	84
Purchasing Shares	86
How to Purchase Shares	87
Redeeming Shares	89
Selling Shares	89
Exchanging Shares	90
Additional Information About Fund Performance	91
Index Definitions	91
Other Fund Information	92
Execution of Your Requests	92
How Share Prices Are Calculated	93
Security and Shareholder Protection	94
Prevention of Disruptive Trading	95
Dividends and Distributions	96
Distribution and Servicing Arrangements	96
General Summary of Tax Consequences	97
Document Delivery	98
Fund Organization	99
About Management	99
Performance of Comparable Accounts	102
About the Comparable Accounts Presentation	102
Financial Highlights	104

Where To Go For More Information	back cover of this prospectus

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PL Portfolio Optimization Conservative Fund

Investment Goal

This Fund seeks current income and preservation of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.40%	2.15%	2.15%	1.65%	1.15%
Less Expense Reimbursement[1]	(0.10%)	(0.10%)	(0.10%)	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.30%	2.05%	2.05%	1.55%	1.05%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 675	$ 708	$ 308	$ 158	$ 107
3 years	$ 959	$1,063	$ 663	$ 511	$ 355
5 years	$1,265	$1,345	$1,145	$ 888	$ 623
10 years	$2,129	$2,284	$2,475	$1,946	$1,389

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 675	$ 208	$ 208	$ 158	$ 107
3 years	$ 959	$ 663	$ 663	$ 511	$ 355
5 years	$1,265	$1,145	$1,145	$ 888	$ 623
10 years	$2,129	$2,284	$2,475	$1,946	$1,389

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 11% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of debt and equity securities. Under normal market conditions, the Fund maintains a balance between the two major asset classes of debt and equity by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity
PL Portfolio Optimization Conservative Fund	80%	20%

The Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other Funds of the Trust (“Underlying Funds”). Within the broad asset classes of debt and equity, the Fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and debt investments and, as a result, may offer diversification benefits.

The portion of the Fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

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• Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

• International debt securities, which may include emerging market debt;

• Debt instruments of varying duration;

• High yield bonds;

• Floating rate loans;

• Inflation-indexed bonds; and

• Money market instruments.

The portion of the Fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

• Growth, value and “core” stocks;

• Market capitalizations that represent large, mid and small sized companies;

• Stocks of companies with a history of paying dividends;

• Sector funds; and

• Domestic and international stocks, including emerging market stocks.

The portion of the Fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (such as interest rate, cross-currency, total return and credit default swaps);

• Futures contracts on securities, indices, currencies and other investments; and

• Precious metals-related equity securities.

The Fund may also, at any time, invest in Underlying Funds that hold other debt or equity securities or other instruments. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are target amounts and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser, Pacific Life Fund Advisors LLC ("PLFA"); however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts shown above. When allocating assets to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

For additional information, including where to obtain further information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for the Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

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Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject

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to greater price volatility risk than investments in “undervalued” companies.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

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• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to four broad-based market indices. Each index included in the table below corresponds to one of four asset classes (debt, domestic equity, cash equivalents and international equity) in which the Fund may invest. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the four broad-based market indices shown below based on the target allocations for the Fund that were in effect at that time. The bar chart shows the performance of the Fund’s Class A shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class A return for the period 1/1/14 through 6/30/14: 3.12%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 8.29%; Q3 2008: (4.95%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	(2.69%)	6.89%	4.11%	N/A
Class A (after taxes on distributions)	(3.53%)	5.85%	3.01%	N/A
Class A (after taxes on distributions and sale of shares)	(1.22%)	5.07%	2.85%	N/A
Class B (incepted December 31, 2003) (before taxes)	(2.85%)	7.08%	4.17%	N/A
Class C (incepted December 31, 2003) (before taxes)	1.22%	7.42%	4.03%	N/A
Class R (incepted September 30, 2005) (before taxes)	2.69%	7.90%	N/A	4.84%
Advisor Class (incepted December 31, 2012) (before taxes)	3.04%	N/A	N/A	3.31%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	(2.02%)	4.44%	4.55%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	32.39%	17.94%	7.41%	N/A
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	0.07%	0.12%	1.68%	N/A
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses) (based on Class A inception date)	22.78%	12.44%	6.91%	N/A
PL Portfolio Optimization Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	3.94%	6.70%	5.04%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements,

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such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Portfolio Optimization Moderate-Conservative Fund

Investment Goal

This Fund seeks current income and moderate growth of capital.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Total Annual Fund Operating Expenses	1.43%	2.18%	2.18%	1.68%	1.18%
Less Expense Reimbursement[1]	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.34%	2.09%	2.09%	1.59%	1.09%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 679	$ 712	$ 312	$ 162	$ 111
3 years	$ 969	$1,073	$ 673	$ 521	$ 366
5 years	$1,281	$1,361	$1,161	$ 904	$ 640
10 years	$2,162	$2,316	$2,506	$1,980	$1,424

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 679	$ 212	$ 212	$ 162	$ 111
3 years	$ 969	$ 673	$ 673	$ 521	$ 366
5 years	$1,281	$1,161	$1,161	$ 904	$ 640
10 years	$2,162	$2,316	$2,506	$1,980	$1,424

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 5% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of debt and equity securities. Under normal market conditions, the Fund maintains a balance between the two major asset classes of debt and equity by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity
PL Portfolio Optimization Moderate-Conservative Fund	60%	40%

The Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other Funds of the Trust (“Underlying Funds”). Within the broad asset classes of debt and equity, the Fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and debt investments and, as a result, may offer diversification benefits.

The portion of the Fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

9

• Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

• International debt securities, which may include emerging market debt;

• Debt instruments of varying duration;

• High yield bonds;

• Floating rate loans;

• Inflation-indexed bonds; and

• Money market instruments.

The portion of the Fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

• Growth, value and “core” stocks;

• Market capitalizations that represent large, mid and small sized companies;

• Stocks of companies with a history of paying dividends;

• Sector funds; and

• Domestic and international stocks, including emerging market stocks.

The portion of the Fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (such as interest rate, cross-currency, total return and credit default swaps);

• Futures contracts on securities, indices, currencies and other investments; and

• Precious metals-related equity securities.

The Fund may also, at any time, invest in Underlying Funds that hold other debt or equity securities or other instruments. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are target amounts and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser, Pacific Life Fund Advisors LLC ("PLFA"); however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts shown above. When allocating assets to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

For additional information, including where to obtain further information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for the Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

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Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued

11

transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

•  Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings

12

in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions, and prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to four broad-based market indices. Each index included in the table below corresponds to one of four asset classes (debt, domestic equity, international equity and cash equivalents) in which the Fund may invest. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the four broad-based market indices shown below based on the target allocations for the Fund that were in effect at that time. The bar chart shows the performance of the Fund’s Class A shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class A return for the period 1/1/14 through 6/30/14: 3.54%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 11.34%; Q4 2008: (8.96%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	1.88%	8.93%	4.69%	N/A
Class A (after taxes on distributions)	1.25%	8.15%	3.81%	N/A
Class A (after taxes on distributions and sale of shares)	1.25%	6.80%	3.44%	N/A
Class B (incepted December 31, 2003) (before taxes)	2.08%	9.16%	4.74%	N/A
Class C (incepted December 31, 2003) (before taxes)	6.02%	9.43%	4.61%	N/A
Class R (incepted September 30, 2005) (before taxes)	7.52%	9.92%	N/A	5.19%
Advisor Class (incepted December 31, 2012) (before taxes)	7.85%	N/A	N/A	8.47%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	(2.02%)	4.44%	4.55%	N/A
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	32.39%	17.94%	7.41%	N/A
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses) (based on Class A inception date)	22.78%	12.44%	6.91%	N/A
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	0.07%	0.12%	1.68%	N/A
PL Portfolio Optimization Moderate-Conservative Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	9.99%	9.27%	5.79%	N/A

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The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Portfolio Optimization Moderate Fund

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	1.47%	2.22%	2.22%	1.72%	1.22%
Less Expense Reimbursement[1]	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.38%	2.13%	2.13%	1.63%	1.13%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 683	$ 716	$ 316	$ 166	$ 115
3 years	$ 981	$1,086	$ 686	$ 533	$ 378
5 years	$1,300	$1,382	$1,182	$ 925	$ 662
10 years	$2,203	$2,358	$2,547	$2,023	$1,469

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 683	$ 216	$ 216	$ 166	$ 115
3 years	$ 981	$ 686	$ 686	$ 533	$ 378
5 years	$1,300	$1,182	$1,182	$ 925	$ 662
10 years	$2,203	$2,358	$2,547	$2,023	$1,469

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 1% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of equity and debt securities. Under normal market conditions, the Fund maintains a balance between the two major asset classes of equity and debt by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity
PL Portfolio Optimization Moderate Fund	40%	60%

The Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other Funds of the Trust (“Underlying Funds”). Within the broad asset classes of debt and equity, the Fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and debt investments and, as a result, may offer diversification benefits.

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The portion of the Fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

• Growth, value and “core” stocks;

• Market capitalizations that represent large, mid and small sized companies;

• Stocks of companies with a history of paying dividends;

• Sector funds; and

• Domestic and international stocks, including emerging market stocks.

The portion of the Fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

• Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

• International debt securities, which may include emerging market debt;

• Debt instruments of varying duration;

• High yield bonds;

• Floating rate loans;

• Inflation-indexed bonds; and

• Money market instruments.

The portion of the Fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (such as interest rate, cross-currency, total return and credit default swaps);

• Futures contracts on securities, indices, currencies and other investments; and

• Precious metals-related equity securities.

The Fund may also, at any time, invest in Underlying Funds that hold other debt or equity securities or other instruments. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are target amounts and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser, Pacific Life Fund Advisors LLC ("PLFA"); however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts shown above. When allocating assets to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

For additional information, including where to obtain further information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for the Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under

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which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or

17

bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

•  Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

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• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to four broad-based market indices. Each index included in the table below corresponds to one of four asset classes (domestic equity, debt, international equity and cash) in which the Fund may invest. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the four broad-based market indices shown below based on the target allocations for the Fund that were in effect at that time. The bar chart shows the performance of the Fund’s Class A shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class A return for the period 1/1/14 through 6/30/14: 4.03%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 14.47%; Q4 2008: (14.29%)

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Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	6.42%	11.32%	5.52%	N/A
Class A (after taxes on distributions)	5.97%	10.79%	4.83%	N/A
Class A (after taxes on distributions and sale of shares)	3.80%	8.88%	4.24%	N/A
Class B (incepted December 31, 2003) (before taxes)	7.00%	11.61%	5.58%	N/A
Class C (incepted December 31, 2003) (before taxes)	10.98%	11.87%	5.45%	N/A
Class R (incepted September 30, 2005) (before taxes)	12.44%	12.36%	N/A	5.78%
Advisor Class (incepted December 31, 2012) (before taxes)	12.94%	N/A	N/A	13.81%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	32.39%	17.94%	7.41%	N/A
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	(2.02%)	4.44%	4.55%	N/A
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses) (based on Class A inception date)	22.78%	12.44%	6.91%	N/A
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	0.07%	0.12%	1.68%	N/A
PL Portfolio Optimization Moderate Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	16.32%	11.80%	6.44%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Portfolio Optimization Moderate-Aggressive Fund

Investment Goal

This Fund seeks moderately high, long-term capital appreciation with low, current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.82%	0.82%	0.82%	0.82%	0.82%
Total Annual Fund Operating Expenses	1.51%	2.26%	2.26%	1.76%	1.26%
Less Expense Reimbursement[1]	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.42%	2.17%	2.17%	1.67%	1.17%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015, and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 687	$ 720	$ 320	$ 170	$ 119
3 years	$ 993	$1,098	$ 698	$ 545	$ 391
5 years	$1,320	$1,402	$1,202	$ 946	$ 683
10 years	$2,245	$2,399	$2,588	$2,066	$1,515

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 687	$ 220	$ 220	$ 170	$ 119
3 years	$ 993	$ 698	$ 698	$ 545	$ 391
5 years	$1,320	$1,202	$1,202	$ 946	$ 683
10 years	$2,245	$2,399	$2,588	$2,066	$1,515

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 1% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of equity and debt securities. Under normal market conditions, the Fund maintains a balance between the two major asset classes of equity and debt by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity
PL Portfolio Optimization Moderate-Aggressive Fund	20%	80%

The Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other Funds of the Trust (“Underlying Funds”). Within the broad asset classes of debt and equity, the Fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and debt investments and, as a result, may offer diversification benefits.

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The portion of the Fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

• Growth, value and “core” stocks;

• Market capitalizations that represent large, mid and small sized companies;

• Stocks of companies with a history of paying dividends;

• Sector funds; and

• Domestic and international stocks, including emerging market stocks.

The portion of the Fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

• Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

• International debt securities, which may include emerging market debt;

• Debt instruments of varying duration;

• High yield bonds;

• Floating rate loans;

• Inflation-indexed bonds; and

• Money market instruments.

The portion of the Fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (such as interest rate, cross-currency, total return and credit default swaps);

• Futures contracts on securities, indices, currencies and other investments; and

• Precious metals-related equity securities.

The Fund may also, at any time, invest in Underlying Funds that hold other debt or equity securities or other instruments. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are target amounts and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser, Pacific Life Fund Advisors LLC ("PLFA"); however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts shown above. When allocating assets to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

For additional information, including where to obtain further information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for the Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under

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which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or

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bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

•  High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

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• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions, and prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, an Underlying Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

•  U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to three broad-based market indices. Each index included in the table below corresponds to one of three asset classes (domestic equity, debt and international equity) in which the Fund may invest. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based market indices shown below based on the target allocations for the Fund that were in effect at that time. The bar chart shows the performance of the Fund’s Class A shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class A return for the period 1/1/14 through 6/30/14: 4.57%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 17.90%; Q4 2008: (19.25%)

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Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	10.90%	13.02%	5.71%	N/A
Class A (after taxes on distributions)	10.52%	12.74%	5.22%	N/A
Class A (after taxes on distributions and sale of shares)	6.40%	10.44%	4.53%	N/A
Class B (incepted December 31, 2003) (before taxes)	11.79%	13.40%	5.77%	N/A
Class C (incepted December 31, 2003) (before taxes)	15.71%	13.68%	5.64%	N/A
Class R (incepted September 30, 2005) (before taxes)	17.12%	14.04%	N/A	5.79%
Advisor Class (incepted December 31, 2012) (before taxes)	17.70%	N/A	N/A	18.97%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	32.39%	17.94%	7.41%	N/A
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	(2.02%)	4.44%	4.55%	N/A
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses) (based on Class A inception date)	22.78%	12.44%	6.91%	N/A
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	22.98%	14.19%	6.91%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b ) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Portfolio Optimization Aggressive Fund

Investment Goal

This Fund seeks high, long-term capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	B	C	R	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	B	C	R	Advisor
Management Fee	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.26%	0.26%	0.26%	0.26%	0.26%
Acquired Fund Fees and Expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Total Annual Fund Operating Expenses	1.56%	2.31%	2.31%	1.81%	1.31%
Less Expense Reimbursement[1]	(0.11%)	(0.11%)	(0.11%)	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.45%	2.20%	2.20%	1.70%	1.20%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2023 for Class A, B, C and R shares; 0.15% through 7/31/2015, 0.20% from 8/1/2015 through 12/31/2015 and 0.30% from 1/1/2016 through 7/31/2023 for Advisor Class shares. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 689	$ 723	$ 323	$ 173	$ 122
3 years	$1,005	$1,111	$ 711	$ 559	$ 404
5 years	$1,343	$1,425	$1,225	$ 970	$ 708
10 years	$2,296	$2,450	$2,637	$2,118	$1,569

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	B	C	R	Advisor
1 year	$ 689	$ 223	$ 223	$ 173	$ 122
3 years	$1,005	$ 711	$ 711	$ 559	$ 404
5 years	$1,343	$1,225	$1,225	$ 970	$ 708
10 years	$2,296	$2,450	$2,637	$2,118	$1,569

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 5% of the average value of the Fund.

Principal Investment Strategies

This Fund seeks to achieve its investment goal through a strategy of allocating its assets to diverse investment styles within the two major asset classes of equity and debt securities. Under normal market conditions, the Fund maintains a balance between the two major asset classes of equity and debt by allocating its assets in the following target amounts:

	Asset Class
Fund	Debt	Equity
PL Portfolio Optimization Aggressive Fund	5%	95%

The Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other Funds of the Trust (“Underlying Funds”). Within the broad asset classes of debt and equity, the Fund diversifies its holdings by investing in Underlying Funds that represent a variety of investment styles and security types, including alternative or non-traditional investment strategies. Alternative or non-traditional investment strategies generally are expected to have low to moderate correlation to traditional equity and debt investments and, as a result, may offer diversification benefits.

The portion of the Fund invested in equity securities may be allocated to Underlying Funds that, in turn, invest in equity securities that may include, among others:

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• Growth, value and “core” stocks;

• Market capitalizations that represent large, mid and small sized companies;

• Stocks of companies with a history of paying dividends;

• Sector funds; and

• Domestic and international stocks, including emerging market stocks.

The portion of the Fund invested in debt securities may be allocated to Underlying Funds that, in turn, invest in debt securities that may include, among others:

• Investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities;

• International debt securities, which may include emerging market debt;

• Debt instruments of varying duration;

• High yield bonds;

• Floating rate loans;

• Inflation-indexed bonds; and

• Money market instruments.

The portion of the Fund invested in alternative or non-traditional investment strategies may be allocated to Underlying Funds that, in turn, invest in equity or debt securities or other instruments, which may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (such as interest rate, cross-currency, total return and credit default swaps);

• Futures contracts on securities, indices, currencies and other investments; and

• Precious metals-related equity securities.

The Fund may also, at any time, invest in Underlying Funds that hold other debt or equity securities or other instruments. Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund may invest a significant portion of its assets in any single Underlying Fund. The Fund will be as fully invested, as practical, although it may maintain liquidity reserves to meet redemption requests.

The asset class targets shown above are target amounts and the actual amounts invested in the two major asset classes may vary because of market movements or tactical decisions made by the investment adviser, Pacific Life Fund Advisors LLC ("PLFA"); however, the Fund’s assets allocated to the two major asset classes are not normally expected to vary by more than 10% from the asset class target amounts shown above. When allocating assets to the selected investment styles and security types, PLFA takes into account that an Underlying Fund may utilize more than one investment style and may invest in more than one type of security.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

For additional information, including where to obtain further information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, an Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for an Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in an Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

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Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

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• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in an Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose an Underlying Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or

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political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact an Underlying Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, an Underlying Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

•  U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to three broad-based market indices. Each index included in the table below corresponds to one of three asset classes (domestic equity, international equity and debt) in which the Fund may invest. To further assist in performance comparison, a composite benchmark has been presented and is comprised of the three broad-based market indices shown below based on the target allocations for the Fund that were in effect at that time. The bar chart shows the performance of the Fund’s Class A shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Sales loads are not reflected in the chart below. If these amounts were reflected, returns would be lower. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class A return for the period 1/1/14 through 6/30/14: 4.76%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.61%; Q4 2008: (23.72%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years	Since Inception
Class A (incepted December 31, 2003) (before taxes)	13.28%	13.94%	5.62%	N/A
Class A (after taxes on distributions)	13.07%	13.79%	5.27%	N/A
Class A (after taxes on distributions and sale of shares)	7.69%	11.22%	4.53%	N/A
Class B (incepted December 31, 2003) (before taxes)	14.45%	14.47%	5.68%	N/A
Class C (incepted December 31, 2003) (before taxes)	18.44%	14.69%	5.60%	N/A
Class R (incepted September 30, 2005) (before taxes)	19.71%	15.02%	N/A	5.49%
Advisor Class(incepted December 31, 2012) (before taxes)	20.10%	N/A	N/A	21.66%
S&P 500 Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	32.39%	17.94%	7.41%	N/A
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses) (based on Class A inception date)	22.78%	12.44%	6.91%	N/A
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	(2.02%)	4.44%	4.55%	N/A
PL Portfolio Optimization Aggressive Composite Benchmark (reflects no deductions for fees, expenses or taxes) (based on Class A inception date)	26.22%	15.45%	6.87%	N/A

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class A shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return

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before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund

Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2006
Samuel S. Park, Investment Consultant and Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Short Duration Income Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.49%	0.49%	0.34%	0.49%
Total Annual Fund Operating Expenses	1.14%	1.89%	0.74%	0.89%
Less Expense Reimbursement[1]	(0.29%)	(0.29%)	(0.19%)	(0.29%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.85%	1.60%	0.55%	0.60%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.20% for Class A, C, and Advisor Class shares through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 384	$ 263	$ 56	$ 61
3 years	$ 594	$ 536	$ 197	$ 224
5 years	$ 853	$ 966	$ 373	$ 435
10 years	$1,593	$2,163	$ 882	$1,041

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 384	$ 163	$ 56	$ 61
3 years	$ 594	$ 536	$ 197	$ 224
5 years	$ 853	$ 966	$ 373	$ 435
10 years	$1,593	$2,163	$ 882	$1,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover was 98% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate senior loans.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Barclays 1-3 Year U.S. Government/Credit

33

Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management,

34

performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class I return for the period 1/1/14 through 6/30/14: 1.77%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 2.47%; Q2 2013: (1.56%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted December 19, 2011) (before taxes)	2.69%	4.71%
Class I (after taxes on distributions)	1.75%	3.67%
Class I (after taxes on distributions and sale of shares)	1.54%	3.21%
Class A (incepted June 29, 2012) (before taxes)	(0.65%)	1.88%
Class C (incepted June 29, 2012) (before taxes)	0.69%	3.29%
Advisor Class (incepted June 29, 2012) (before taxes)	2.64%	4.16%
Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	0.64%	0.95%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
David Weismiller, CFA, Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

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Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

36

PL Income Fund

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.41%	0.41%	0.26%	0.41%
Total Annual Fund Operating Expenses	1.16%	1.91%	0.76%	0.91%
Less Expense Reimbursement[1]	(0.21%)	(0.21%)	(0.11%)	(0.21%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.95%	1.70%	0.65%	0.70%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.20% for Class A, C, and Advisor Class shares through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 518	$ 273	$ 66	$ 72
3 years	$ 737	$ 558	$ 220	$ 247
5 years	$ 996	$ 992	$ 400	$ 462
10 years	$1,737	$2,198	$ 921	$1,080

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 518	$ 173	$ 66	$ 72
3 years	$ 737	$ 558	$ 220	$ 247
5 years	$ 996	$ 992	$ 400	$ 462
10 years	$1,737	$2,198	$ 921	$1,080

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 120% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. The Fund will generally invest at least 60% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate senior loans.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Barclays U.S. Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Barclays U.S. Aggregate Bond Index was 5.65 years as of March 31, 2014.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

37

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness

38

of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)1

Class I return for the period 1/1/14 through 6/30/14: 4.98%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 3.23%; Q2 2013: (3.00%)

Average Annual Total Returns[1] (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted December 31, 2010) (before taxes)	1.13%	6.24%
Class I (after taxes on distributions)	(0.88%)	4.51%
Class I (after taxes on distributions and sale of shares)	0.70%	4.15%
Class A (incepted December 31, 2010) (before taxes)	(3.39%)	4.52%
Class C (incepted June 30, 2011) (before taxes)	(0.93%)	4.51%
Advisor Class (incepted June 29, 2012) (before taxes)	1.05%	3.94%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	(2.02%)	3.26%

1  The bar chart and after-tax returns in the table previously showed the performance of the Fund’s Class A shares. For consistency with the performance information disclosed for other funds managed by the Management Firm, the bar chart and after-tax returns in the table have been updated to show the performance of the Fund’s Class I shares. Returns differ to the extent that Class A shares and Class I shares have different expenses.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception
David Weismiller, CFA, Managing Director and Portfolio Manager	Since Inception

39

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

40

PL Strategic Income Fund

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.58%	0.58%	0.43%	0.58%
Total Annual Fund Operating Expenses	1.43%	2.18%	1.03%	1.18%
Less Expense Reimbursement[1]	(0.38%)	(0.38%)	(0.28%)	(0.38%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.05%	1.80%	0.75%	0.80%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.20% for Class A, C, and Advisor Class shares through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 528	$ 283	$ 77	$ 82
3 years	$ 785	$ 607	$ 271	$ 297
5 years	$1,102	$1,098	$ 513	$ 574
10 years	$2,001	$2,452	$1,207	$1,362

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 528	$ 183	$ 77	$ 82
3 years	$ 785	$ 607	$ 271	$ 297
5 years	$1,102	$1,098	$ 513	$ 574
10 years	$2,001	$2,452	$1,207	$1,362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover was 190% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate loans. The Fund may invest up to 65% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and

41

benchmark weightings (Barclays U.S. Aggregate Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher

42

rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class I return for the period 1/1/14 through 6/30/14: 5.36%

Best and worst quarterly performance reflected within the bar chart: Q3 2012: 5.05%; Q2 2013: (2.39%)

43

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted December 19, 2011) (before taxes)	7.51%	12.62%
Class I (after taxes on distributions)	4.30%	9.49%
Class I (after taxes on distributions and sale of shares)	4.39%	8.47%
Class A (incepted June 29, 2012) (before taxes)	2.71%	8.39%
Class C (incepted June 29, 2012) (before taxes)	5.44%	10.73%
Advisor Class (incepted June 29, 2012) (before taxes)	7.53%	11.77%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	(2.02%)	1.02%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

44

PL Floating Rate Income Fund

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.40%	0.40%	0.25%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	2.06%	0.91%	1.06%
Less Expense Reimbursement[1]	(0.20%)	(0.20%)	(0.10%)	(0.20%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.11%	1.86%	0.81%	0.86%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.15% for Class A, C, and Advisor Class shares through 12/31/2014 and 0.20% for Class A, C, and Advisor Class shares from 1/1/2015 through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 410	$ 289	$ 83	$ 88
3 years	$ 663	$ 606	$ 270	$ 296
5 years	$ 958	$1,071	$ 484	$ 545
10 years	$1,797	$2,357	$1,101	$1,257

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 410	$ 189	$ 83	$ 88
3 years	$ 663	$ 606	$ 270	$ 296
5 years	$ 958	$1,071	$ 484	$ 545
10 years	$1,797	$2,357	$1,101	$1,257

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover was 123% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund generally invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an

45

indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities (in the aggregate, and up to 10% of its assets in each type of instrument or security), including but not limited to fixed rate loans, fixed rate debt securities and instruments that the Manager believes have the potential for capital appreciation (including non-income producing instruments).

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other

46

reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class I return for the period 1/1/14 through 6/30/14: 2.12%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 3.80%; Q2 2013: 0.24%

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted June 30, 2011) (before taxes)	6.22%	6.85%
Class I (after taxes on distributions)	4.43%	5.01%
Class I (after taxes on distributions and sale of shares)	3.50%	4.52%
Class A (incepted December 30, 2011) (before taxes)	2.69%	6.60%
Class C (incepted December 30, 2011) (before taxes)	4.17%	7.47%
Advisor Class (incepted June 29, 2012) (before taxes)	6.22%	7.66%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	6.15%	5.69%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes

47

on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Jason Rosiak, Senior Managing Director and Portfolio Manager	Since Inception

J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

48

PL Limited Duration High Income Fund

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.55%	0.55%	0.40%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.06%	1.21%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.37%)	(0.37%)	(0.27%)	(0.37%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.09%	1.84%	0.79%	0.84%

1  The investment adviser has agreed to waive 0.02% of its management fee through July 31, 2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval by the Board of Trustees and prior written notice to the investment adviser.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.20% for Class A, C, and Advisor Class shares through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 408	$ 287	$ 81	$ 86
3 years	$ 677	$ 620	$ 284	$ 311
5 years	$ 1,005	$ 1,117	$ 533	$ 594
10 years	$ 1,932	$ 2,486	$ 1,246	$ 1,400

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 408	$ 187	$ 81	$ 86
3 years	$ 677	$ 620	$ 284	$ 311
5 years	$ 1,005	$ 1,117	$ 533	$ 594
10 years	$ 1,932	$ 2,486	$ 1,246	$ 1,400

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. For the period between July 31, 2013 to March 31, 2014, the portfolio turnover rate was 53% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund invests principally in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments of any credit quality, including those issued by corporate and sovereign issuers and floating rate loans. The Fund’s non-investment grade debt instruments may include those that are stressed, distressed or in default. The Fund may also invest up to 40% of its assets in investment grade debt instruments, including U.S. government and agency securities. The Fund expects to maintain a weighted average duration between zero and three years, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The Fund may invest in debt instruments issued by non-U.S. corporate

49

and sovereign entities that are denominated in U.S. dollars, principally in developed markets. The Fund may invest in secured and unsecured debt instruments.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may consider the investment’s potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will

50

generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The Fund incepted on July 31, 2013 and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

51

PL High Income Fund

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	I	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	I	Advisor
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None	None
Other Expenses	0.82%	0.82%	0.67%	0.82%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.69%	2.44%	1.29%	1.44%
Less Expense Reimbursement[1]	(0.62%)	(0.62%)	(0.52%)	(0.62%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.07%	1.82%	0.77%	0.82%

1  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% for Class I shares through 7/31/2016, and 0.20% for Class A, C, and Advisor shares through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 529	$ 285	$ 79	$ 84
3 years	$ 816	$ 639	$ 303	$ 330
5 years	$1,189	$1,185	$ 605	$ 665
10 years	$2,236	$2,679	$1,462	$1,614

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	I	Advisor
1 year	$ 529	$ 185	$ 79	$ 84
3 years	$ 816	$ 639	$ 303	$ 330
5 years	$1,189	$1,185	$ 605	$ 665
10 years	$2,236	$2,679	$1,462	$1,614

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover was 99% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests include bonds, notes and floating rate loans, including those of foreign issuers which are denominated in U.S. dollars.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In purchasing an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on

53

resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented. Updated performance information may be obtained at our website: www.mutualfunds.pacificlife.com/mfc/home/performance.html, or by calling customer service at (800) 722-2333 (select Option 2).

Calendar Year Total Returns (%)

Class I return for the period 1/1/14 through 6/30/14: 4.85%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 5.93%; Q2 2013: (1.74%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted December 19, 2011) (before taxes)	7.75%	13.15%
Class I (after taxes on distributions)	4.74%	9.87%
Class I (after taxes on distributions and sale of shares)	4.51%	8.83%
Class A (incepted June 29, 2012) (before taxes)	2.95%	8.33%
Class C (incepted June 29, 2012) (before taxes)	5.80%	10.72%
Advisor Class (incepted June 29, 2012) (before taxes)	7.79%	11.74%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses or taxes) (based on Class I inception date)	7.44%	11.88%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; (b) are shown for Class I shares only and will vary for other classes; and (c) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception

Michael Long, Managing Director and Portfolio Manager	Since Inception

Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since Inception

C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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PL Diversified Alternatives Fund

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible Funds of the Trust. More information about these and other discounts is available from your financial professional and in the Overview of the Share Classes section on page 80 in the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class
	A	C	Advisor
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class
	A	C	Advisor
Management Fee	0.20%	0.20%	0.20%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None
Other Expenses[1]	2.91%	2.91%	2.91%
Acquired Fund Fees and Expenses[1]	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses	4.34%	5.09%	4.09%
Less Expense Reimbursement[2]	(2.51%)	(2.51%)	(2.51%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.83%	2.58%	1.58%

1  “Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.40% through 7/31/2017. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. Each Example assumes that you invest $10,000 in the noted share class of the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
Share Class
	A	C	Advisor
1 year	$ 726	$ 361	$ 161
3 years	$1,094	$ 802	$ 499

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
Share Class
	A	C	Advisor
1 year	$ 726	$ 261	$ 161
3 years	$1,094	$ 802	$ 499

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. For the period between December 31, 2013 to March 31, 2014, the portfolio turnover rate was 1% of the average value of the Fund.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among other mutual funds of Pacific Life Funds (the “Underlying Funds”). The Fund will generally invest in a variety of Underlying Funds that Pacific Life Fund Advisors LLC (“PLFA”) considers to be alternative or non-traditional investment strategies, although the Fund may invest from time to time in Underlying Funds with non-alternative or traditional investment strategies and may focus its investments in only a few alternative or non-traditional Underlying Funds. PLFA considers an Underlying Fund to have an alternative or non-traditional investment strategy if, in PLFA’s judgment, its investment strategy generally falls outside that of a traditional broad equity or fixed income investment strategy. However, each Underlying Fund represents a distinct investment strategy and thus has varying degrees of volatility and return potential depending on market conditions. Additionally, each Underlying Fund has varying degrees of correlation with other Underlying Funds and with traditional broad equity and fixed income asset classes overall. Through its investments in a variety of Underlying Funds, under normal circumstances, the Fund seeks to gain exposure to a diverse set of alternative investment strategies and to maintain a low to moderate correlation with traditional equity and fixed income asset classes.

The Underlying Funds invest in securities and instruments that may include, among others:

• Forward foreign currency contracts;

• Foreign currency options;

• High yield debt securities;

• Swaps (including interest rate, cross-currency, total return and credit default swaps);

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• Futures on securities, indices, currencies and other investments;

• Precious metals-related equity securities;

• Floating rate loans;

• Inflation-indexed debt securities;

• Debt instruments economically tied to emerging market

• countries;

• Equity securities of companies in the U.S. real estate industry, including real estate investment trusts; and

• Equity securities of companies with emerging markets exposure.

PLFA manages and oversees the Fund through a multi-step process that includes: (1) Asset Allocation/Portfolio Construction—in which asset class models are developed that seek to reflect a risk/return profile consistent with the investment goal of the Fund, and which PLFA then uses to make allocations to the Underlying Funds; (2) Manager Oversight—in which PLFA continuously reviews and evaluates the Underlying Fund Managers; and (3) Investment Risk Management—in which PLFA analyzes the risks of the Fund and their impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly.

In determining the Fund’s asset class allocations to the Underlying Funds, PLFA considers the potential to gain long-term returns for the Fund, the correlation among the Underlying Funds themselves as well as their correlation to traditional broad equity and fixed income asset classes, and the management of overall volatility of the Fund. While PLFA will use these main factors when making investment decisions for the Fund, it may give greater weight to one factor over another at its discretion depending upon market conditions and the investment itself.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. However, PLFA, while seeking to achieve the Fund’s investment goal, may make investment decisions that result in the Fund having a higher correlation with the performance of traditional asset classes over short- or long-term periods.

For additional information, including where to obtain information about the Fund’s investment strategies, the names and investment strategies of the Underlying Funds in which the Fund may invest and the Fund’s investments in the Underlying Funds as of the most recent month end, please see the Additional Information About Principal Investment Strategies and Risks section in this prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Asset Allocation Fund of Funds Risk: As a fund of funds, the Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for the Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in the Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact an Underlying Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: An Underlying Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Underlying Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to

56

interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase an Underlying Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. An Underlying Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact an Underlying Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, an Underlying Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

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• Industry Concentration Risk: Concentrating investments in a single industry or group of related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of related industries. Because the Fund has a policy to concentrate its investments in in investments related to precious metals, the Fund may perform poorly during a downturn in those industries.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Underlying Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which an Underlying Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact an Underlying Fund in unforeseen ways, such as causing an Underlying Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Non-Diversification Risk: An Underlying Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases an Underlying Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on an Underlying Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Underlying Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of an Underlying Fund’s investments may go up or down rapidly or unpredictably. To the extent an Underlying Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future

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(forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that an Underlying Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, an Underlying Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Underlying Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, an Underlying Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The Fund incepted on December 31, 2013 and does not have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since Inception
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since Inception
Samuel S. Park, Investment Consultant and Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 60 in this prospectus.

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ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Shares

Once you have established an account, you may generally purchase or redeem (sell) shares of a Fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone by calling customer service at (800) 722-2333 (select Option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A, B and C shares, the minimum initial investment is $1,000, and the minimum subsequent investment is $50. There is no minimum initial or subsequent investment for Class R shares because they are generally only available to certain employer-sponsored retirement, savings or benefit plans. For Class I shares, the minimum initial investment is $500,000, with no subsequent investment minimum. Class I shares are only available to eligible investors. There is no minimum initial or subsequent investment for Advisor Class shares because they are only available to investors in fee-based advisory programs. All classes are not available for direct investment for all Funds. Pacific Life Funds (the “Trust”) reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. The Trust and Pacific Select Distributors, Inc., the distributor for the Trust, reserve the right to reject any request to buy shares.

Purchase and sale orders are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after an authorized designee of the Trust receives, or the transfer agent of the Trust receives at its processing location in Westborough, MA, the order in proper form (which is not the day the request is first received at the P.O. Box for any orders sent to the Trust’s P.O. Box). This may affect the date on which the order is processed.

Tax Information

The Trusts’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, distributions from which may be taxable upon withdrawal.

Payments to Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the Trust and its related companies may pay the broker-dealer or other financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

You should consult with your investment professional to determine which Fund may be suited to your financial needs, investment time horizon and risk comfort level. You should periodically review these factors to determine if a change in your investment strategy is needed. The investment adviser to the Trust is Pacific Life Fund Advisors LLC (“PLFA”). Each PL Portfolio Optimization Fund and the PL Diversified Alternatives Fund seek to achieve its investment goal by investing in certain other Funds within the Trust (the “Underlying Funds”). PLFA has retained other portfolio management firms to manage certain Underlying Funds, and manages one of the Underlying Funds itself as well as the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund (together, the “PL Fixed Income Funds”) under the name Pacific Asset Management. More information on PLFA can be found in the About Management section of this prospectus. Information about the Underlying Funds is contained in a separate prospectus, which can be obtained as described on the back cover of this prospectus.

Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the Funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and risks described in the Fund Summaries section at the beginning of this prospectus. This section also provides general investment information that applies to all Funds, unless otherwise noted. The Increase in Expenses, Investment Style, Natural Disasters, Redemption, and Sector Risks described in this section apply to all Funds. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

PL Portfolio Optimization Funds

Investment Goals:

PL Portfolio Optimization Conservative Fund seeks current income and preservation of capital.

PL Portfolio Optimization Moderate-Conservative Fund seeks current income and moderate growth of capital.

PL Portfolio Optimization Moderate Fund seeks long-term growth of capital and low to moderate income.

PL Portfolio Optimization Moderate-Aggressive Fund seeks moderately high, long-term capital appreciation with low, current income.

PL Portfolio Optimization Aggressive Fund seeks high, long-term capital appreciation.

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Principal Investment Strategies

The PL Portfolio Optimization Funds are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing primarily in Class P shares of certain Funds of the Trust, called Underlying Funds.

Each PL Portfolio Optimization Fund seeks to optimize returns given a certain level of risk tolerance. An asset allocation process is used to (i) determine a Fund’s target blend between two broad asset classes (equity and debt), as well as among investment styles (e.g., value, growth and alternative or non-traditional investment strategies) within each broad asset class and (ii) determine target allocations among the various Underlying Funds, in order to produce the desired risk/return profile that is consistent with such Fund’s stated investment goal. The theory behind asset allocation is that diversification among asset classes and investment styles within an asset class can help reduce volatility over the long-term. This assumes that asset classes, and the styles within the asset classes, may not move in tandem and that positive returns in one or more classes or styles may help off-set negative returns in other asset classes or styles.

PLFA develops, manages and oversees each PL Portfolio Optimization Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction. The asset allocation process starts with asset class models that are developed to seek to reflect a risk/return profile consistent with the investment goal of the Fund. When determining the models, PLFA considers various factors, including economic environments, potential for growth, and other characteristics associated with the asset classes under consideration for the models. PLFA’s evaluation also includes various quantitative and qualitative assessments, such as discussions with Underlying Fund Managers, optimization analyses and performance and risk analyses of asset classes and investment styles in order to determine the appropriate combination of target asset class and investment style allocations that reflects the Fund’s risk/return profile. PLFA then implements the asset class models as references, applies its views to determine the target allocations among Underlying Funds and allocates to the Underlying Funds consistent with those target allocations.

(2) Manager Oversight. Once PLFA has conducted its manager search process and selected particular firms to manage the Underlying Funds, PLFA draws upon the capabilities of these firms to manage the assets of each Underlying Fund, each of which has its own investment style and acts independently of other Underlying Fund Managers. PLFA continuously reviews and evaluates each Underlying Fund Manager to ensure that the Manager continues to be appropriate for the respective Underlying Fund in terms of investment style and approach. To that end, PLFA evaluates factors such as portfolio manager tenure and turnover, performance in comparison to comparable peer funds, and change in investment composition or strategy to seek to minimize any deviance in the expected investment style of the Underlying Funds. PLFA also regularly communicates with and periodically visits Underlying Fund Managers to discuss the Manager’s outlook and positioning of the Underlying Fund. PLFA may change the Manager of an Underlying Fund with approval from the Board of Trustees, which could impact the Fund.

(3) Investment Risk Management. PLFA analyzes the risks of the Fund and evaluates the impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly. PLFA utilizes various risk management tools and resources to assess risks.

Periodically, PLFA will re-evaluate the PL Portfolio Optimization Funds’ allocations to the various Underlying Funds and may update the PL Portfolio Optimization Funds’ target allocations to such Underlying Funds at that time. PLFA may change the target allocations among the broad asset classes, investment styles and/or the allocations to the Underlying Funds from time to time, based on PLFA’s and/or each management firm’s assessment of market conditions or other factors, without approval from shareholders, as PLFA determines appropriate to pursue each PL Portfolio Optimization Funds’ stated investment goal. It is anticipated, however, that the target allocation to the two broad asset classes will normally be within 10% of the broad asset class target amounts reflected in the fund summary for each PL Portfolio Optimization Fund. Accordingly, the target allocations to the two broad asset classes may differ by 10% from the allocations reflected in the fund summary for the Fund under normal circumstances (“permissible target allocation”).

When target allocations to Underlying Funds are updated, PLFA will reallocate the assets of the PL Portfolio Optimization Funds in accordance with the new target allocations (including accounting for the permissible target allocation). Reallocation of the PL Portfolio Optimization Funds may take place over a period of time, which is usually not more than 90 days, during which the PL Portfolio Optimization Funds will deviate from their asset class target amounts. Actual holdings of the PL Portfolio Optimization Funds could vary from their target allocations due to actual cash flows and changes to the Underlying Fund asset values as a result of market movements and portfolio management decisions.

Each PL Portfolio Optimization Fund may invest a significant portion of its assets in any single Underlying Fund. Each Fund will be as fully invested as practical, but it may maintain liquidity reserves to meet redemption requests.

As of August 1, 2014, the Underlying Funds are:

• PL Floating Rate Loan Fund	• PL Mid-Cap Growth Fund
• PL Inflation Managed Fund	• PL Small-Cap Growth Fund
• PL Managed Bond Fund	• PL Small-Cap Value Fund
• PL Short Duration Bond Fund	• PL Real Estate Fund
• PL Emerging Markets Debt Fund	• PL Emerging Markets Fund
• PL Comstock Fund	• PL International Large-Cap Fund
• PL Growth Fund	• PL International Value Fund
• PL Large-Cap Growth Fund	• PL Currency Strategies Fund
• PL Large-Cap Value Fund	• PL Global Absolute Return Fund

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• PL Main Street® Core Fund	• PL Precious Metals Fund
• PL Mid-Cap Equity Fund

Each of the PL Portfolio Optimization Funds may invest in any or all of the Underlying Funds, but will not normally be invested in every Underlying Fund at any particular time. PLFA may add new Underlying Funds or replace existing Underlying Funds for the PL Portfolio Optimization Funds at any time without shareholder approval.

To access the actual month-end holdings of each PL Portfolio Optimization Fund, see Portfolio Holdings Information on the back cover of this prospectus. For information about Underlying Funds other than those described in this prospectus, see the Trust’s Class P prospectus which can be obtained as described on the back cover of this prospectus.

Principal Risks: Each PL Portfolio Optimization Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The following is a list of the principal risks associated with the Underlying Funds of the PL Portfolio Optimization Funds. The definitions of each risk can be found in the Additional Risk Information subsection.

PL Portfolio Optimization Conservative Fund

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Liquidity Risk

• Convertible Securities Risk	• Geographic Focus Risk	• Market and Regulatory Risk
• Credit Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Currency Risk	• High Yield or “Junk” Securities Risk	• Mortgage-Related and Other Asset-
• Debt Securities Risk	• Inflation-Indexed Debt Securities Risk	Backed Securities Risk
• Derivatives Risk	• Interest Rate Risk	• Non-Diversification Risk
• Emerging Markets Risk	• Issuer Risk	• Price Volatility Risk
• Equity Securities Risk	• Large-Capitalization Companies Risk	• U.S. Government Securities Risk
• Foreign Markets Risk	• Leverage Risk	• Value Companies Risk

PL Portfolio Optimization Moderate-Conservative Fund

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Liquidity Risk
• Convertible Securities Risk	• Geographic Focus Risk	• Market and Regulatory Risk
• Correlation Risk	• Growth Companies Risk	• Mid-Capitalization Companies Risk
• Credit Risk	• High Yield or “Junk” Securities Risk	• Mortgage-Related and Other Asset-
• Currency Risk	• Inflation-Indexed Debt Securities Risk	Backed Securities Risk

• Debt Securities Risk	• Interest Rate Risk	• Non-Diversification Risk
• Derivatives Risk	• Issuer Risk	• Price Volatility Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• U.S. Government Securities Risk
• Equity Securities Risk	• Leverage Risk	• Value Companies Risk

• Foreign Markets Risk

PL Portfolio Optimization Moderate Fund

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Market and Regulatory Risk

• Convertible Securities Risk	• Geographic Focus Risk	• Mid-Capitalization Companies Risk
• Correlation Risk	• Growth Companies Risk	• Mortgage-Related and Other Asset-
• Credit Risk	• High Yield or “Junk” Securities Risk	Backed Securities Risk
• Currency Risk	• Inflation-Indexed Debt Securities Risk	• Non-Diversification Risk
• Debt Securities Risk	• Interest Rate Risk	• Price Volatility Risk
• Derivatives Risk	• Issuer Risk	• Small-Capitalization Companies Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• U.S. Government Securities Risk
• Equity Securities Risk	• Leverage Risk	• Value Companies Risk
• Foreign Markets Risk	• Liquidity Risk

PL Portfolio Optimization Moderate-Aggressive Fund

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Market and Regulatory Risk
• Convertible Securities Risk	• Geographic Focus Risk	• Mid-Capitalization Companies Risk
• Correlation Risk	• Growth Companies Risk	• Mortgage-Related and Other Asset-
• Credit Risk	• High-Yield or “Junk” Securities Risk	Backed Securities Risk
• Currency Risk	• Inflation-Indexed Debt Securities Risk	• Non-Diversification Risk
• Debt Securities Risk	• Interest Rate Risk	• Price Volatility Risk
• Derivatives Risk	• Issuer Risk	• Small-Capitalization Companies Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk	• Small Number of Holdings Risk
• Equity Securities Risk	• Leverage Risk	• U.S. Government Securities Risk
• Foreign Markets Risk	• Liquidity Risk	• Value Companies Risk

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PL Portfolio Optimization Aggressive Fund

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Mid-Capitalization Companies Risk
• Correlation Risk	• Geographic Focus Risk	• Non-Diversification Risk
• Credit Risk	• Growth Companies Risk	• Price Volatility Risk
• Currency Risk	• Interest Rate Risk	• Real Estate Companies Risk
• Debt Securities Risk	• Issuer Risk	• Small-Capitalization Companies Risk
• Derivatives Risk	• Large-Capitalization Companies Risk	• Small Number of Holdings Risk
• Emerging Markets Risk	• Leverage Risk	• U.S. Government Securities Risk
• Equity Securities Risk	• Liquidity Risk	• Value Companies Risk
• Foreign Markets Risk	• Market and Regulatory Risk

If PLFA determines that market conditions temporarily warrant a defensive investment policy, the PL Portfolio Optimization Funds may invest in short-term instruments, U.S. government securities, money market instruments, repurchase agreements with maturities less than 7 days, unaffiliated investment companies, and other securities. If PLFA does so, different factors could affect the Funds’ performance and the Funds may not achieve their investment goals.

PL Short Duration Income Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 70% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. The Fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate senior loans.

The Fund expects to maintain a weighted average duration within one year (plus or minus) of the Barclays 1-3 Year U.S. Government/Credit Bond Index, although the investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio. Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Barclays 1-3 Year U.S. Government/Credit Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield or “Junk” Securities Risk	• U.S. Government Securities Risk

PL Income Fund

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. The Fund will generally invest at least 60% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, principally in developed markets, and floating rate

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senior loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Barclays U.S. Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Barclays U.S. Aggregate Bond Index was 5.65 years as of March 31, 2014.

Individual investment selection is based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield or “Junk” Securities Risk	• U.S. Government Securities Risk

PL Strategic Income Fund

Investment Goal

This Fund seeks a high level of current income. The Fund may also seek capital appreciation.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate loans. The Fund may invest up to 65% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities.

The Fund’s weighted average duration is expected to be within a range of one to seven years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the Manager decides to adjust debt asset class weightings within the portfolio.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Barclays U.S. Aggregate Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• High Yield or “Junk” Securities Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk
• Floating Rate Loan Risk	• U.S. Government Securities Risk
• Foreign Markets Risk

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PL Floating Rate Income Fund

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund generally invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities (in the aggregate, and up to 10% of its assets in each type of instrument or security), including but not limited to fixed rate loans, fixed rate debt securities and instruments that the Manager believes have the potential for capital appreciation (including non-income producing instruments).

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

If the Manager determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including U.S. Treasuries, money market instruments, repurchase agreements with maturities of seven days or less, and cash equivalents.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Non-Diversification Risk

• High Yield or “Junk” Securities Risk	• Price Volatility Risk

PL Limited Duration High Income Fund

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund invests principally in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments of any credit quality, including those issued by corporate and sovereign issuers and floating rate loans. The Fund’s non-investment grade debt instruments may include those that are stressed, distressed or in default. The Fund may also invest up to 40% of its assets in investment grade debt instruments, including U.S. government and agency securities. The Fund expects to maintain a weighted average duration between zero and three years, although the

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investments held by the Fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Maturity of a debt instrument, however, refers to the specific period of time until final payment (principal and any applicable interest) is due. The Fund may invest in debt instruments issued by non-U.S. corporate and sovereign entities that are denominated in U.S. dollars, principally in developed markets. The Fund may invest in secured and unsecured debt instruments.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal. The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the Manager may consider the investment’s potential for capital appreciation.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield or “Junk” Securities Risk	• U.S. Government Securities Risk

PL High Income Fund

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund invests principally in instruments that have intermediate to long terms to maturity, which generally means that the Fund will hold instruments with final maturities greater than one year. Debt instruments in which the Fund invests include bonds, notes and floating rate loans, including those of foreign issuers which are denominated in U.S. dollars.

Individual investment selection is generally based on the Manager’s fundamental research process. Sector allocations are determined based on the Manager’s assessment of risk/return opportunities relative to the Fund’s investment goal and benchmark weightings (Barclays U.S. High-Yield 2% Issuer Capped Bond Index). The Manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the Manager’s belief that the particular investment has achieved its valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• High Yield or “Junk” Securities Risk

PL Diversified Alternatives Fund

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal through a strategy of allocating its assets among certain Underlying Funds. The Fund will generally invest in a variety of Underlying Funds that PLFA considers to be alternative or non-traditional investment strategies, although the Fund may invest from time to time in Underlying Funds with non-alternative or traditional investment strategies and may focus its investments in only a few alternative or nontraditional Underlying Funds. PLFA considers an Underlying Fund to have an alternative or non-traditional investment strategy if, in PLFA’s judgment, its investment strategy generally falls outside that of a traditional broad equity or fixed income investment strategy. However, each Underlying Fund represents a distinct investment strategy and thus has varying degrees of volatility and return potential depending on market conditions. Additionally, each Underlying Fund has varying degrees of correlation with other Underlying Funds and with traditional broad equity and fixed income asset classes overall. Through its investments in a variety of Underlying Funds, under normal circumstances, the Fund seeks to gain exposure to a diverse set of alternative investment strategies and to maintain a low to moderate correlation with traditional equity and fixed income asset classes.

The Underlying Funds invest in securities and instruments that may include, among others:

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• Forward foreign currency contracts;	• Floating rate loans
• Foreign currency options;	• Inflation-indexed debt securities;
• High yield debt securities;	• Debt instruments economically tied to emerging market countries;
• Swaps (including interest rate, cross-currency, total return and credit default swaps);	• Equity securities of companies in the U.S. real estate industry, including real estate investment trusts; and
• Futures on securities, indices, currencies and other investments;	• Equity securities of companies with emerging markets exposure.
• Precious metals-related equity securities;

Underlying Funds may seek investment exposure through direct investments in securities or through derivatives. The Fund expects to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests or to take a temporary defensive investment position if PLFA determines market conditions warrant. In addition to PLFA’s tactical adjustments to the Underlying Fund allocations, actual allocations may vary due to market movements. There is no limit on the amount the Fund may invest in a single Underlying Fund, and the Fund may invest a significant portion of its assets in a single Underlying Fund.

PLFA manages and oversees the PL Diversified Alternatives Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction. The asset allocation process starts with asset class models that are developed to seek to reflect a risk/return profile consistent with the investment goal of the Fund. When determining the models, PLFA considers various factors, including economic environments, potential for growth, and other characteristics associated with asset classes under consideration for the models. PLFA then uses the asset class models as references and applies its views to make allocations among Underlying Funds. PLFA employs a dynamic management approach to asset allocation, including changing the asset class model over time by adding or omitting asset classes or tactically adjusting the Fund’s existing allocations to the Underlying Funds.

(2) Manager Oversight. PLFA monitors the performance of each Underlying Fund Manager as well as other relevant matters that could impact the management of the Underlying Funds. PLFA may change the Manager of an Underlying Fund with approval from the Board of Trustees, which could impact the PL Diversified Alternatives Fund.

(3) Investment Risk Management. PLFA analyzes the risks of the PL Diversified Alternatives Fund and evaluates the impact on the Fund’s risk/return objectives and adjusts the Fund’s allocations to Underlying Funds accordingly. PLFA utilizes various risk management tools and resources to assess risks.

In determining the Fund’s asset class allocations to the Underlying Funds and in making tactical decisions and resulting adjustments relating to allocations to the Underlying Funds, PLFA considers the potential to gain long-term returns for the Fund, the correlation among the Underlying Funds themselves as well as their correlation to traditional broad equity and fixed income asset classes, and the management of overall volatility of the Fund. While PLFA will use these main factors when making investment decisions for the Fund, it may give greater weight to one factor over another at its discretion depending upon market conditions and the investment itself.

As of August 1, 2014, the Underlying Funds are:

• PL Currency Strategies Fund	• PL Inflation Managed Fund
• PL Emerging Markets Debt Fund	• PL Precious Metals Fund
• PL Floating Rate Income Fund	• PL Real Estate Fund
• PL Global Absolute Return Fund	• PL Emerging Markets Fund

PLFA may add new Underlying Funds or replace existing Underlying Funds for investment by the Fund at any time without shareholder approval. The Fund may also, at any time, invest in other Underlying Funds (except other fund of funds) to seek its investment goal without prior shareholder notice.

To access the actual month-end holdings of the Fund, see Portfolio Holdings Information on the back cover of this prospectus.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and fixed income asset classes over long-term periods. However, PLFA, while seeking to achieve the Fund’s investment goal, may make investment decisions that result in the Fund having a higher correlation with the performance of traditional asset classes over short- or long-term periods.

Principal Risks: The Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The following is a list of the principal risks associated with the Underlying Funds of the PL Diversified Alternatives Fund. The definitions of each risk can be found in the Additional Risk Information subsection.

Principal Risks from Holdings in Underlying Funds:

• Active Management Risk	• Forward Commitments Risk	• Market and Regulatory Risk
• Correlation Risk	• Geographic Focus Risk	• Mid-Capitalization Companies Risk
• Credit Risk	• Growth Companies Risk	• Non-Diversification Risk
• Currency Risk	• High Yield or “Junk” Securities Risk	• Price Volatility Risk
• Debt Securities Risk	• Industry Concentration Risk	• Short Exposure Risk
• Derivatives Risk	• Interest Rate Risk	• Short Sale Risk
• Emerging Markets Risk	• Issuer Risk	• Small-Capitalization Companies Risk
• Equity Securities Risk	• Large-Capitalization Companies Risk	• Small Number of Holdings Risk

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• Floating Rate Loan Risk	• Leverage Risk	• U.S. Government Securities Risk
• Foreign Markets Risk	• Liquidity Risk

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act, unless otherwise noted. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Each Fund is diversified under the 1940 Act. Except for the PL Fixed Income Funds and the PL Diversified Alternatives Fund, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental, the Trust’s board of trustees (“Board”) may change investment policies of the Funds without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

An investment in any Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made. However, a Fund may continue to hold positions which met the investment guidelines at the time of investment but subsequently do not meet such guidelines. Additionally, a Fund may continue to invest in investments that move outside such stated guidelines for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Some investment policies are in place due to the name of the particular Fund (“Name Test Policy”). The PL Floating Rate Income Fund is subject to the Name Test Policy. The Name Test Policy also applies at the time the Fund invests its assets and under normal circumstances, for example, a new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): PL Income, PL Strategic Income and PL Floating Rate Income Funds. Many of the Funds are used in connection with asset allocation models, such as the PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund. Periodic changes in asset allocation models can result in substantial inflows and/or outflows of monies in the Funds. During such rebalancing of the PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund, the Funds may invest in index futures contracts to provide equity exposure to the Funds’ cash positions. These changes, as well as changes in sub-advisers and investment personnel, which occur without shareholder approval, and reorganizations of Funds, may result in the purchase and sale of Fund securities or other holdings, which can increase trading costs, taxes and portfolio turnover, and may adversely affect performance.

Each Fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. For those Funds which are likely to invest more than 10% of their assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that Fund in the Fund Summaries section. All Funds may hold some cash for liquidity purposes.

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Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal. Unless otherwise noted, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of a Fund will vary – performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every Fund has some degree of risk depending on what it invests in and what strategy it uses.

• Active Management Risk: A Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Money market instruments or short-term debt securities held for cash management or defensive investing purposes can fluctuate in value. Like other debt securities, they are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

• Asset Allocation Fund of Funds Risk: As a fund of funds, a Fund typically is exposed to the same risks as the Underlying Funds in which it invests in direct proportion to the allocation of assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process that seeks to optimize returns for a Fund by allocating among different asset classes and investment styles given various levels of risk tolerance. The theory behind asset allocation is that diversification among asset classes and investment styles can help reduce volatility over the long term, which assumes that asset classes and investment styles may not move in tandem and that positive returns in an asset class or investment style will help offset negative returns in other investments, although you still may lose money and/or experience price volatility risk, particularly during periods of broad market declines. Asset class and investment style performance may differ in the future from the historical performance and assumptions used to develop the allocations. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class or investment style rather than investing in a Fund.

• Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its decision-making with regard to the selection of Underlying Funds for a fund of funds of the Trust. For example, one Underlying Fund may be managed by PLFA’s Pacific Asset Management unit (“PAM”) or an affiliate or may provide a higher management fee or result in greater profitability to PLFA than another Underlying Fund, which may provide PLFA with incentive to use that Fund as an Underlying Fund. Likewise, the impact of any fee waivers or expense reimbursements may provide an incentive to allocate assets to Underlying Funds that reduce the waiver or reimbursement obligations of PLFA. In addition, PLFA may believe that certain Underlying Funds may benefit from additional assets or could be harmed by redemptions, which may provide PLFA with an incentive to direct assets to those Underlying Funds. As investment adviser to the Funds, PLFA has duties to each Fund and its shareholders and at times there may be some conflicts between the interests of the direct shareholders of an Underlying Fund of the Trust and shareholders of a fund of funds of the Trust. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Underlying Funds, the fund of funds and the shareholders of the fund of funds and the Underlying Funds. PLFA has adopted a policy under which investment decisions for a fund of funds of the Trust must be made in the best interests of the fund of funds and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the fund of funds.

PLFA is also subject to competing interests in making recommendations regarding Managers of the Underlying Funds in which a fund of funds of the Trust may invest. With respect to retaining new Managers for Underlying Funds, if PAM or another PLFA affiliate has investment advisory capabilities in investment strategies used or to be used by a Underlying Fund, then PLFA may be influenced to recommend PAM or its affiliate as Manager of that Underlying Fund. With respect to Underlying Funds already managed by PAM or another PLFA affiliate, these competing interests may influence PLFA with regard to remedial measures that it might recommend in the

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event such a Fund was underperforming. For example, in the case of an underperforming Underlying Fund managed by PAM, PLFA may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a Manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the Underlying Fund were managed by an unaffiliated Manager.

PLFA provides asset allocation advisory services to various mutual funds. Although some of the Funds may have names or investment goals that resemble other Funds managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.

•  Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s Statement of Additional Information (“SAI”).

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Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1  Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments in that foreign currency and investments denominated in that foreign currency. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. A Fund may not hold the underlying security or asset on which the value of a derivative is based. Derivatives may be riskier than other types of investments and may increase a Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based.

Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. Derivatives and synthetics may reduce returns, increase volatility, may not be liquid (and therefore, difficult to sell) and may not correlate precisely to the underlying assets or index they are designed to track. Derivatives may be difficult to value and may expose a Fund to risks of mispricing.

All of these investments, including repurchase agreements, are also particularly sensitive to counterparty risk, meaning that the counterparty may be unable to perform its contractual obligations (i.e., the counterparty may default). Over-the-counter derivatives,

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including forwards, are privately negotiated transactions and are subject to the risk that the counterparty will not be able to perform its contract obligations. Standardized, exchange-traded derivatives, including futures contracts, are subject to the risk that the counterparty and/or exchange are unable to perform any required obligations.

Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives also involve credit risk and market and regulatory risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. Derivatives traded in over-the-counter markets may trade less frequently and in more limited volumes than those traded on an exchange and thus may exhibit more price volatility risk and liquidity risk. The prices paid by for derivatives in over-the-counter transactions may include an undisclosed dealer markup. If a Fund engages in derivative investments, it may require collateral in the form of cash or investments to be held in segregated accounts at its custodian or with an exchange or clearing member firm. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral in this manner. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact a Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. If the United States imposes economic sanctions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. As such, foreign investments may be restricted and subject to greater governmental control, including repatriation of sales proceeds. The governments of countries with histories of instability and upheaval may act in an adverse or hostile manner toward private enterprise or foreign investment. A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer, and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by

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bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, a Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies are companies that a Manager thinks has the potential for above-average or rapid growth but may be subject to greater price volatility risk than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Industry Concentration Risk: A Fund which concentrates its investments in one industry or group of related industries, is subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry or group of related industries than if its investments were diversified across different industries.

• Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is

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lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around or other special situations have a greater risk of being or becoming less liquid than other equity securities, particularly when the economy is not robust or during market downturns.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. It is impossible to predict whether or for how long such market events will continue, particularly if they are

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unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and any Fund holding such securities more volatile. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, investments in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining. These securities are also subject to risks associated with the servicing of those assets backing the particular security. Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk. Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Precious Metals Risk: Companies engaged in precious metals-related activities may be adversely affected by drops in the prices of the precious metals themselves, and the prices of precious metals can be volatile. Focusing investments in precious metals-related companies and investments makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting precious metals-related companies and investments, and the impact may be disproportionate to the broader market. Fluctuations in the prices of precious metals may affect the profitability of companies in these industries; however, changes in the value of companies engaged in a precious metals-related business may not directly correlate with changes in the value of the related precious metal.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility. The value of a Fund holding more volatile investments may be more volatile itself, going up or down rapidly or unpredictably.

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Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose a Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact a Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

• Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Sector Risk: A Fund may be invested more heavily in a particular sector (which is broader than an industry classification), in which case its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report.

• Short Exposure Risk: When a Fund takes a short position using derivative instruments in anticipation of a decline in the market price (i.e., spot price or spot rate) of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price for future delivery (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, it is subject to the risk that the reference asset will increase in value, resulting in a loss. For instance, with a non-deliverable forward foreign currency contract, at time of settlement, if the market price of the underlying currency is higher than the price at the time the Fund entered into the contract (i.e., the predetermined price), the Fund will be required to pay the difference between the current market price of the currency and the price of the currency at the time the Fund entered into the contract. The higher the market price is above the price at which the Fund entered into the contract, the larger the payment made by the Fund will be at time of settlement. Because there is no limit on how high the market price may rise, such loss is theoretically unlimited. Short positions taken by use of derivatives may expose the Fund to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that a Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, a Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. A Fund incurs expenses for such borrowing that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security. A Fund may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require long positions to be sold before they otherwise would be. A short sale strategy also may not be successfully implemented, which may limit a Fund’s ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Short sales also subject a Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment. When a Manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the Fund will become leveraged. The use of leverage may increase a Fund’s exposure to long equity positions.

•  Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price

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changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

•  Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, a Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

•  U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

• Value Companies Risk: Value companies are companies that a Manager thinks may be undervalued (i.e., the opinion that a company’s stock is trading for less than its intrinsic value). These companies may be subject to lower price volatility risk than companies considered by the Manager to be “growth” companies. In value investing, a Manager believes that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A Manager’s processes for determining value will vary. There is a risk that a Manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES
There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. The PL Portfolio Optimization Funds and PL Diversified Alternatives Fund directly bear their annual operating expenses and indirectly bear the annual operating expenses of the Underlying Funds in proportion to their allocations. Annual Fund Operating Expenses are presented in the Fund Summaries section at the beginning of this prospectus.

The Trust pays for certain support, administrative, distribution and shareholder services and the operational expenses of the Funds, including custody, transfer agency, printing, legal, and auditing expenses. The Trust also pays Pacific Life Fund Advisors LLC (“PLFA”) to provide investment advisory services.

Additional Information About Shareholder Fees

(fees paid directly from your purchase or sale of shares)

Sales Charges

PL Portfolio Optimization Funds	Class A	Class B	Class C	Class R	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%[1]	None	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	5.00%[3]	1.00%[4]	None	None

1 The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge would be waived.

3 There is a CDSC on the sale of shares within 7 years of purchase. The CDSC decreases over time. Refer to the Class B shares discussion in the Overview of the Share Classes section for more information.

4 There is a CDSC on the sale of shares within 1 year of purchase.

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Sales Charges

PL Income Fund, PL Strategic Income Fund and PL High Income Fund	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	1.00%	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within 1 year of purchase.

Sales Charges

PL Short Duration Income Fund, PL Floating Rate Income Fund and PL Limited Duration High Income Fund	Class A	Class C	Class I	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	3.00%[1]	None	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None	None

1 The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

3 There is a CDSC on the sale of shares within 1 year of purchase.

Sales Charges

PL Diversified Alternatives Fund	Class A	Class C	Advisor Class
Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	5.50%[1]	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None[2]	1.00%[3]	None

1 The sales charge is reduced for purchases of $50,000 or more and is waived in certain circumstances.

2 There is a contingent deferred sales charge (“CDSC”) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more where the initial sales charge would be waived.

3 There is a CDSC on the sale of shares within 1 year of purchase.

Examples for Class A Shares Purchased at Net Asset Value

Class A shares may be purchased at net asset value (“NAV”) (without an initial sales charge) under certain circumstances — See the Initial Sales Charges (Class A Shares Only) subsection within the Overview of the Share Classes section of this prospectus for eligibility. The Examples that follow are intended to help eligible persons compare the cost of investing in Class A shares of each Fund when purchased at NAV to the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, and that the Funds’ annual operating expenses (based on data as presented in the applicable operating expenses tables) remain the same. The Examples reflect the current contractual expense caps. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

Your expenses (in dollars) whether you SELL or DON’T SELL your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class A shares purchased at NAV.

	Your expenses (in dollars)
	1 Year	3 Years	5 Years	10 Years
PL Portfolio Optimization Conservative Fund	$132	$433	$756	$1,671
PL Portfolio Optimization Moderate-Conservative Fund	$136	$444	$773	$1,705
PL Portfolio Optimization Moderate Fund	$140	$456	$794	$1,750
PL Portfolio Optimization Moderate-Aggressive Fund	$145	$468	$815	$1,794
PL Portfolio Optimization Aggressive Fund	$148	$482	$840	$1,847
PL Short Duration Income Fund	$ 87	$303	$570	$1,333
PL Income Fund	$ 97	$326	$597	$1,370
PL Strategic Income Fund	$107	$376	$707	$1,646
PL Floating Rate Income Fund	$113	$375	$679	$1,543
PL Limited Duration High Income Fund	$111	$389	$727	$1,683

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	Your expenses (in dollars)
	1 Year	3 Years	5 Years	10 Years
PL High Income Fund	$109	$408	$798	$1,891
PL Diversified Alternatives Fund	$186	$576	N/A	N/A

Account Fees

Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution.

Additional Information About Operating Expenses

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes expenses for audit, custodial, legal, regulatory documents (printing and mailing) and support services, plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) at an annual percentage of average daily net assets for each Fund, which is shown below. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

PL Portfolio Optimization Funds and PL Diversified Alternatives Fund: The administration fee is 0.15% for each Fund (which invests in the Underlying Funds that each have an administration fee of 0.15%).

PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund, and PL High Income Fund: The administration fee is 0.30% for Class A, Class C, and Advisor Class shares and 0.15% for Class I shares.

Expenses do not reflect non-recurring fees and expenses.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of the Funds’ average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; dividends on securities sold short; and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business.

PL Portfolio Optimization Funds: The expense cap is 0.15% through July 31, 2015 and 0.30% from August 1, 2015 through July 31, 2023 for Class A, B, C and R shares; and 0.15% through July 31, 2015, 0.20% from August 1, 2015 through December 31, 2015, and 0.30% from January 1, 2016 through July 31, 2023 for Advisor Class shares.

PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Limited Duration High Income Fund, and PL High Income Fund: The expense cap is 0.20% through July 31, 2016 for Class A, C, and Advisor Class shares; and 0.15% through
July 31, 2016 for Class I shares.

PL Floating Rate Income Fund: The expense cap is 0.15% through December 31, 2014 and 0.20% from January 1, 2015 through July 31, 2016 for Class A, C, and Advisor Class shares; and 0.15% through July 31, 2016 for Class I shares.

PL Diversified Alternatives Fund: The expense cap is 0.40% through July 31, 2017 for Class A, C, and Advisor Class shares.

The expense limitation agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and ninety days’ prior written notice to the investment adviser.

There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense caps. Any expense reimbursements are subject to repayment to PLFA, for a period as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such operating expenses fall below the current expense cap in the future years. Any amounts repaid to the investment adviser will have the effect of increasing such expenses of the Funds but not above the expense cap.

Fee Waivers

PL Limited Duration High Income Fund: PLFA has agreed to waive 0.02% of its management fee through July 31, 2015 as long as it manages the Fund. The fee waiver agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and ninety days’ prior written notice to the investment adviser. There is no guarantee that PLFA will continue such waiver after that date.

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SHAREHOLDER ACCOUNT INFORMATION

Choosing a Share Class

Class A, B, C, I, R shares and Advisor Class shares of the Trust are continuously offered through its principal underwriter, Pacific Select Distributors, Inc. (“PSD” or the “Distributor”). The Distributor is an affiliate of PLFA, the Funds’ investment adviser, and is also an affiliate of Pacific Life, the Funds’ administrator. Shares of the Trust’s Funds are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into a selling group agreement with the Distributor (collectively, “selling group members”). Such selling group members and their registered representatives, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to in the following sections as a “financial intermediary” or “financial intermediaries”.

Your registered representative can help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, time horizon, and other factors. Your registered representative can also explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. Your registered representative may also assist you with establishing your account with the Trust. However, you should note that if the relationship between your brokerage firm and you or the Trust is terminated, your account may become a temporary “orphan” account and you will be requested to establish a new relationship with another selling group member. If you hold your shares with a financial intermediary (either in a networked account or through an omnibus platform) and you change intermediaries, please contact your new financial intermediary for information on transferring your account. If the relationship between your financial intermediary and the Trust is terminated, please note that your shares may be subject to certain delays and restrictions or even redemption; please contact your financial intermediary for further information.

The class of shares that best corresponds with your financial goals depends upon several factors. All share classes of a Fund may not be available through a broker-dealer or financial firm.

When choosing among classes, you should consider the following questions:

• How long do I plan to hold the shares?

• How much money do I intend to invest?

• Will I be purchasing more shares in the future?

• What expenses will I pay for each class?

• Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a registered representative may have an incentive for you to invest in one share class over another (e.g., a purchase of $100,000 of Class B shares generally results in greater compensation to the selling broker-dealer versus a similar purchase of Class A shares that takes advantage of a breakpoint).

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that you can make an informed decision. As an example, shareholders making investments below the first Class A “breakpoint” (or discount) level at $50,000 are generally better off purchasing Class B shares. On the other hand, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the most cost-effective way to invest in the Trust’s Funds. For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (www.finra.org) and the SEC (www.sec.gov/investor.shtml).

The sections that follow contain more detailed information about the share classes, how to buy, sell and exchange shares, and other information about the Funds.

||A NAME||

OVERVIEW OF THE SHARE CLASSES

Each Fund of the Trust may offer multiple classes of shares and not all Funds offer all share classes discussed herein. Each class represents an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment when compared to a less expensive class. In deciding which class of shares to purchase, you should consider the following attributes of the various share classes, among other things: (i) the eligibility requirements that apply to purchases of a particular share class; (ii) the initial sales charges and contingent deferred sales charges (“CDSCs”), if any, applicable to the class; (iii) the distribution (12b-1) fee, if any, or service fees paid by the class of shares; and (iv) any services you may receive from a financial intermediary. Please consult with your financial adviser to assist you in making your decision. Please refer to the prospectus fee table for more information on the fees and expenses of a particular Fund’s share classes. Because the information in this section about sales charges and waivers and reductions of sales

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charges is disclosed in this prospectus and the Pacific Life Funds Statement of Additional Information (“SAI”), and both this prospectus and the SAI are posted on the Pacific Life Funds website, this information is not separately provided on the website.

Share Class	Front-end Sales Charge	Annual Distribution and/or Service Fees	CDSC	Conversion to Class A Shares
Class A	YES— initial sales charge which may be waived or reduced.	0.25%	NONE —refer to the Contingent Deferred Sales Charges (“CDSCs”) subsection.	N/A
Class B	NONE	1.00%	YES —up to 5.00% on shares redeemed within a certain period.	YES — after eight (8) years.
Class C	NONE	1.00%	YES —1.00% on shares redeemed within one year of purchase.	NO
Class I	NONE	NONE	NONE	NO
Class R	NONE	0.50%	NONE	NO
Advisor Class	NONE	NONE	NONE	NO

Share Class Eligibility

Class A, B, C Shares

Class A, B, and C shares are available to all retail investors, including individuals, trusts, corporations and other business and charitable organizations and eligible employee benefit plans. The share classes offer different fee structures which are intended to compensate financial intermediaries for services provided in connection with the sale of shares and continued maintenance of the customer relationship. You should consider the services provided by your financial adviser and any other financial intermediaries who will be involved in the servicing of your account when choosing a share class.

Class I Shares

Class I shares are available to certain institutional investors, and directly to certain individual investors as set forth below:

Institutional Investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a fee-based advisory program offered through a selling group member that enters into a fee-based advisory program agreement with the distributor of the Trust’s Funds. In a fee-based advisory program, a financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services (like management, brokerage and custody) to that account.

Individual Investors — trustees and officers of the Trust, directors, officers, and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Class R Shares

Class R shares are generally only available to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts (“ESA”), simplified employee pensions (“SEPs”), salary reduction simplified employee pensions (“SAR-SEPs”), Savings Incentive Match Plan for Employees (“SIMPLE”) Individual Retirement Accounts (“IRAs”), individual 403(b)s and most individual retirement accounts.

Advisor Class Shares

Advisor Class shares are generally only available to certain employer-sponsored retirement, savings or benefit plans held in plan level or omnibus accounts and to investors who purchase through a fee-based advisory program offered through a selling group member that enters into a fee-based advisory program agreement with the distributor of the Funds. In a fee-based advisory program, a financial intermediary typically charges each investor a single fee based on the value of the investor’s account in exchange for providing various services (like management, brokerage and custody) to that account.

Distribution and/or Service Fees

To pay for the cost of promoting the Funds and servicing your account, each class of shares, other than Class A, Class I, and Advisor Class shares, has adopted a Distribution and Service (12b-1) Plan in accordance with Rule 12b-1 under the 1940 Act. A non-12b-1 Service Plan has been adopted for Class A shares. Because 12b-1 and service fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time and may cause you to pay more than the maximum permitted initial sales charges described in this prospectus.

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Initial Sales Charges (Class A Shares Only)

The Funds are grouped into three categories for determining initial sales charges. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Category I — PL Portfolio Optimization Funds and PL Diversified Alternatives Fund:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $50,000	5.50%	5.82%
$50,000 to under $100,000	4.75%	4.99%
$100,000 to under $250,000	3.75%	3.90%
$250,000 to under $500,000	3.00%	3.09%
$500,000 to under $1,000,000	2.10%	2.15%
$1,000,000 and over*	0.00%	0.00%

Category II — PL Income Fund, PL Strategic Income Fund, and PL High Income Fund:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	4.25%	4.44%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 and over*	0.00%	0.00%

Category III — PL Short Duration Income Fund, PL Floating Rate Income Fund, and PL Limited Duration High Income Fund:

Investment	Sales charge as a % of offering price	Sales charge as a % of Net Amount Invested
Under $100,000	3.00%	3.09%
$100,000 to under $250,000	2.25%	2.30%
$250,000 to under $500,000	1.50%	1.52%
$500,000 and over*	0.00%	0.00%

*  Shares will be subject to a CDSC of 1.00% if you sell shares within one year of purchase. Please see the CDSCs on Class A Shares subsection within the Overview of the Share Classes section of this prospectus for additional information.

As noted in the tables above, discounts (breakpoints) are available for larger purchases.

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Sales Charges — Waivers and Reductions

Waiver of the Class A Initial Sales Charges

Class A shares may be purchased without a front-end sales charge by the following individuals:

•  Officers, directors, trustees, and employees of the Trust, Pacific Life and their affiliates (Class A shares of Funds that also offer Class I shares are excluded);

• Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Trust and their affiliates;

• Employees of current Managers to the Trust, other service providers to the Trust and their affiliates;

• Immediate family members, as described below under Aggregating Accounts, of all such persons;

• Investors who purchase through a fee-based advisory program sponsored by a financial intermediary and offered through a selling group member that has also entered into a fee-based advisory program agreement with the Trust’s Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a fee-based advisory program or similar program under which clients pay a fee to the selling group member;

• Investors who purchase through an omnibus account sponsored by a financial intermediary that has an agreement with the Trust’s Distributor and that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

• Qualified retirement plans where the plan’s investments are part of an omnibus account sponsored by a financial intermediary that has an agreement with the Trust’s Distributor and that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.);

• Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program; and

• Investors who purchase through a self-directed investment brokerage account offered by a financial intermediary that has a selling agreement with the Trust’s Distributor and that does not accept or charge the Class A initial sales charge (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from Fund fees and expenses.).

No investor will pay a Class A initial sales charge in the following circumstances:

•  When reinvesting dividends and distributions;

• When exchanging Class A shares of one Fund, that were previously assessed a sales charge, for Class A shares of another Fund; and

• As a result of a Fund’s merger, consolidation, or acquisition of the assets of another Fund.

Reinstatement Privilege

If you sell shares of a Fund and withdraw your money from a Fund, you may reinstate into the same account, within 60 days of the date of your redemption, some or all of the proceeds in that Fund, or the same share class of any Fund that the Trust offers that you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares or from the date the shares were exchanged from an initial investment in the PL Money Market Fund (the PL Money Market Fund was liquidated as of March 31, 2014 and is no longer available for investment). This privilege can be used only once per calendar year per account. Contact your financial intermediary or Pacific Life Funds customer service at (800) 722-2333 (select Option 2) for additional information. You must identify and provide information to the Trust or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Trust, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Requirements

To receive a front-end sales charge waiver, the NAV Authorization section must be completed on the applicable account application or Account Maintenance Request form and provided to the Trust in advance of or at the time of purchase. Any financial intermediary initiating a purchase at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a sales charge waiver, your purchase may include a front-end sales charge.

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Reduction of Initial Sales Charge (Class A Shares)

You and your immediate family members can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule; refer to the Initial Sales Charges (Class A Shares Only) subsection of this prospectus for the sales charge schedule applicable to your Fund.

Letter of Intent

Allows you to pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, retail, etc.), and purchases of Class A, B and C shares by you and your immediate family members. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period is insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount. Withdrawals taken from an account with an active Letter of Intent will reduce the amount credited towards the Letter of Intent.

Rights of Accumulation

Allows you and your immediate family members and participants of a SIMPLE and SEP group plan to include the current value or original purchase amounts less withdrawals, whichever is more beneficial, in all share classes of accounts already owned in order to calculate the sales charge breakpoint for the next purchase at the offering price. Accounts holding Class I, R or Advisor shares cannot be combined for Rights of Accumulation.

Combination Privilege

You may combine all identified orders, except those with respect to Class I, R or Advisor shares of other Funds available in the Pacific Life Funds family of Funds, received on the same day and processed in a single transaction for a reduced sales charge.

Aggregating Accounts

Immediate Family Members	You and your “immediate family members” may combine all of your Pacific Life Funds investments to reduce your Class A sales charge. Immediate family members include:
	• Parents • Siblings • Dependents • Brothers-in-law	• Spouse or as recognized under local law • Children • Parents-in-law • Sisters-in-law
Entities

If the account owner is an entity (e.g., a trust, a qualified plan, etc.) these privileges will apply to the beneficial owners and trustees. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. These privileges cannot be applied to any account that is not directly held with Pacific Life Funds (e.g., any accounts for which the Trust or its transfer agent does not have information on the beneficial owner of the account, such as an account held in an omnibus account).

Participants of a SIMPLE and SEP Group Plan

Participants of a SIMPLE IRA or SEP IRA group plan may combine all Pacific Life Funds investments to reduce Class A sales charges. Rights of Accumulation, as described above, is allowed once approved by the plan sponsor and contributions are received at Pacific Life Funds. As a participant, you must elect to combine your account with either the plan or immediate family members. Other personal accounts you own and accounts owned by immediate family members cannot be linked to the SIMPLE IRA or SEP IRA group plan.

Requirements

To take advantage of these privileges, the account owner (or beneficial owner or trustee), must identify and provide all applicable Pacific Life Funds account numbers or other requested information, including those account numbers opened through a financial intermediary, to the Trust in advance or at the time of the purchase that they qualify for such a reduction. It is the responsibility of the financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts. If the financial intermediary or the Trust is not notified that you are eligible for a reduction, you may not receive a sales charge discount that you would be otherwise entitled.

Contingent Deferred Sales Charges (“CDSCs”)

CDSCs on Class A Shares

If your account value, including the amount of your current investment, totals $1 million or more for Category I Funds and $500,000 or more for Category II and III Funds, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.

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CDSCs on Class B shares

A CDSC may be applied to Class B shares that you sell within eight years of the date you purchased the Class B shares, as shown in the table below, unless you qualify for a CDSC waiver as outlined below. The contingent deferred sales charge is eliminated eight years after your purchase.

Years since purchase:	1	2	3	4	5	6	7	8 and after
CDSC on shares sold:	5.00%	4.00%	4.00%	3.00%	2.00%	2.00%	1.00%	0.00%

Class B shares automatically convert to Class A shares in the month of the ninth anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable.

The initial and subsequent purchase maximum per transaction for Class B shares is less than $100,000. Generally, it is more advantageous for an investor that is considering an investment in Class B shares of $100,000 or more to invest in Class A shares instead. You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or the Trust of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A shares a more suitable investment than Class B shares.

CDSCs on Class C shares

Class C shares are sold without an initial sales charge. However, Class C shares are subject to a CDSC. You will be charged a 1% CDSC on shares that you redeem within one year of purchase, unless you qualify for one of the CDSC waivers outlined below.

For Category I Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $1 million. For Category II and III Funds, the initial and subsequent purchase maximum per transaction for Class C shares is less than $500,000. If you were to invest more than these stated amounts, in most cases Class A shares or Class I shares for eligible investors, would be the most advantageous choice. You should carefully consider whether two or more purchases exceeding the referenced amounts are suitable in light of your own circumstances.

Computing a CDSC

To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased (i.e., first in, first out). There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.

CDSC Waivers

The CDSC for each applicable Class will be waived in the following cases:

• Redemptions following the permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder. The waiver is available only for shares held at the time of initial determination of permanent disability.

• Redemptions following the death of a shareholder as long as full redemption is requested within one year of the date of death.

• Redemptions for an IRA account following the death of a shareholder as long as re-registration is made within one year of death. The waiver is available only for shares held at the time of death.

• Redemption amounts made through a Systematic Withdrawal Plan (“SWP”) are limited to 10% per year of the current account value on the day the SWP is established, provided all dividends and distributions are reinvested (“CDSC Waiver Eligible Amount”). The CDSC Waiver Eligible Amount will remain the same for subsequent SWP redemptions. The SWP redemption amount may be higher or lower than the CDSC Waiver Eligible Amount. The frequency of the SWP determines what portion of the CDSC Waiver Eligible Amount applies to each SWP transaction. Any SWP redemption in excess of the amount eligible for the CDSC waiver may be subject to a CDSC. If the existing SWP is cancelled and a new SWP is established later, a new CDSC Waiver Eligible Amount would be determined.

• Required Minimum Distributions (“RMD”), as required under the Internal Revenue Code, to the extent of the RMD amount attributed to your individual retirement account (“IRA”) with Pacific Life Funds.

• Excess contributions as required under the Internal Revenue Code.

Any financial intermediary initiating a redemption eligible for a CDSC waiver is responsible for verifying that each redemption is executed in accordance with the CDSC waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a CDSC waiver, your redemption may include a CDSC.

If you think that you might be eligible for a CDSC waiver, contact your financial intermediary. To receive a CDSC waiver, the Trust must be notified at the time of the redemption request. Please see the Distribution of Fund Shares section in the Statement of Additional Information for additional information about other CDSC waivers.

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PURCHASING SHARES

You can invest in the Funds directly with the Trust by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this prospectus. The Funds can be used in a variety of retirement plans, including individual retirement accounts, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP Rollovers, Individual 401k plans and other qualified plans, such as Coverdell ESAs. Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution. Contact your financial professional for more information regarding your options. The Funds are generally available only in the United States (the 50 states, District of Columbia, and the territories of Guam, Puerto Rico, and the U.S. Virgin Islands).

Minimums

There are no minimum investments for Class R or Advisor Class shares.

Account Type / Program	Initial Investment	Subsequent Investment
The minimum investments for Class A, B and C shares are as follows:
Retail Accounts	$1,000 per Fund	$50 per Fund
IRAs, Roth IRAs, SEP IRAs, ESAs	$1,000 per Fund	$50 per Fund
SIMPLE IRAs, SAR-SEPs	No minimum	No minimum
Employer Sponsored Retirement Plans	No minimum	No minimum
Preauthorized Investment Program	$50 per Fund, per draft	$50 per Fund, per draft

The minimum investments for Class I shares are as follows:
Class I shares (Institutional Investors)	$500,000	No Minimum
Class I shares (Individual Investors)	No minimum	No Minimum

Pacific Life Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and the Distributor reserve the right to reject any request to buy shares.

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How to Purchase Shares

Class A, Class B and Class C shares:

Method	Opening an account	Adding to an account
Through a Financial Intermediary:	Contact your financial professional	Contact your financial professional
By Mail:

Complete the applicable account application, ensuring that you include your registered representative’s name and appropriate share class. Applications without a registered representative’s name or share class may be returned by the Trust. Return the completed application with either your investment check or select electronic funds transfer (“EFT”) option under How to Fund Your Account and send to Pacific Life Funds to the following address:

Regular Mail:
Pacific Life Funds
PO Box 9768
Providence, RI 02940-9768

Overnight Mail:
Pacific Life Funds
Attn: Work Management
4400 Computer Drive
Westborough, MA 01581

Purchase and sale orders are executed at the next net asset value (“NAV”), plus or minus any applicable sales charges, determined after an authorized designee of the Fund receives, or the transfer agent of the Fund receives at its processing location in Westborough, MA, the order in proper form (which is not the day the request is first received at the P.O. Box for any orders sent to the Trust’s P.O. Box). This may affect the date on which the order is processed. Please see Execution of Your Requests subsection below.

Complete the Add to your Account form included with your quarterly account statement or submit a letter of instruction indicating the desired investment allocations. Make your check payable to Pacific Life Funds and remember to include your account number and investment allocations with your check.

By Telephone:	Not applicable

To transfer money from your bank account to your Pacific Life Funds account using electronic funds transfer (“EFT”), call (800) 722-2333 (select Option 2) and provide the Fund name and share class, your Pacific Life Funds account number, the name(s) in which the Pacific Life Funds account is registered and the amount of the electronic transfer. Bank information must be open and active on your account. To set up EFT, complete the Financial Institution Information on the Account Application or the Account Maintenance Request form.

Refer to Telephone Instructions under Execution of Your Requests below for additional information.

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Method	Opening an account	Adding to an account
By Wire:

To open your account using wired funds, complete the applicable account application and send it to Pacific Life Funds at the address above. Call customer service at (800) 722-2333 (select Option 2) to obtain your account number and wire instructions.

Once your account is opened, you may call customer service at (800) 722-2333 (select Option 2) to obtain wire instructions.
By Preauthorized Investment Program:

You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Life Funds account ($50 minimum per fund, per draft, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 7 calendar days to establish and become active. Please note that purchases made through a preauthorized investment plan will begin to process 2 business days prior to the draft date. Any changes made to a program within the 2 business days will be effective with the next draft. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments would begin one month from the date the program is established.

Forms of Payment

Acceptable forms of payment

•  Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. bank;

• Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;

• Third party checks when there is a clear connection of the third party to the underlying transaction; and

• Wire transfers that originate in U.S. banks.

Unacceptable forms of payment

•   Cash;

•  Starter checks;

• Credit cards or checks drawn against a credit account;

• Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;

• Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and

• Third party checks when there is not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investment will be returned. The Trust reserves the right to accept or reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase would be cancelled, and you would be liable for any losses and fees incurred by the Trust or its transfer agent.

Class I Shares:

Class I shares are generally offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Investors in Class I shares, other than the individual investors noted above, may generally not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Class I shares made available through full service broker-dealers may be available through fee-based advisory relationships under which such broker-dealers impose additional fees for services connected to the account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Class R Shares:

Participants in retirement plans must contact their plan’s administrator to purchase, redeem, or exchange Class R shares. The plan administrator can provide employees with detailed information on how to participate in the plan in accordance with the plan’s specific provisions. Plans may require separate applications and their policies and procedures may be different than, and may charge fees in addition to, those described in this prospectus. Participants should contact their employee benefits office or the plan administrator for questions about their specific accounts. Participants should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the participant places an order with the plan administrator and the time the order is forwarded to Trust’s transfer agent for execution. It is the responsibility of authorized dealers, plan administrators, or other financial institutions to accept and transmit orders received by them so they will be received and processed in a timely manner by the Trust.

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Purchasing Shares – Class R shares are generally available only to certain employer-sponsored retirement, savings, or benefit plans held in plan level or omnibus accounts. Class R shares are not available to retail accounts, traditional or Roth IRAs, Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts.

Eligible retirement plans may open an account and purchase Class R shares by contacting any authorized dealer or other financial institution (the dealer or other financial institution may impose transaction charges in addition to those described in this prospectus). Class R shares may not be available through all dealers, and other classes of the Funds may be available to retirement plans.

Participants should contact their employee benefits office or the plan administrator to determine how to invest in the Trust and/or change the contribution amount to the plan.

Advisor Class Shares:

Contact your financial intermediary for instructions on how to purchase Advisor Class shares.

The Trust and the Distributor reserve the right to reject any request to buy shares.

Contribution Limits:

Accounts such as Traditional or Roth IRAs and Coverdell ESAs, have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SAR-SEP or 403(b)(7) or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

REDEEMING SHARES

Selling Shares

Class A, B, C and Individual Investors of Class I Shares:

You may sell by contacting your financial intermediary or the Trust directly. Refer to the Medallion Signature Guarantees subsection below for additional guidelines.

In Writing:

To sell shares in writing, send a signed written request or signed distribution form specifying the Fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may sell shares up to $100,000 in gross value by telephone on certain account types by calling customer service at (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or Account Maintenance Request form. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

Systematic Withdrawal Program (“SWP”)

You can set up automatic monthly, quarterly, semi-annual or annual redemptions on your account, as long as the value of the account is at least $5,000 at the time the SWP is established. You may redeem a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a whole percentage of the account value, which will be applied to the account value at the time of each SWP redemption in order to determine the redemption amount. Please be aware that SWP redemptions may be subject to a CDSC – See the CDSC Waivers subsection for applicable waivers. Because a CDSC may apply, it may not be advantageous to you to make additional investments while participating in a SWP. To establish a SWP, you must complete the appropriate sections on the applicable form. You may receive this form from customer service by calling customer service at (800) 722-2333 (select Option 2).

Checkwriting:	Checkwriting privileges are not offered by the Trust to new investors. Effective October 1, 2013, checkwriting privileges were terminated for existing shareholders.

Proceeds will be mailed to an address that has been on record for at least 15 days or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion signature guarantee were to accompany the request. Proceeds can also be wired to a pre-designated bank account (subject to a $10,000 minimum), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application or Account Maintenance Request form and attach a pre-printed voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We may liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your

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account and sell your shares if your account value were to fall below investment minimums for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

Electronic Funds Transfer – You can initiate an electronic funds transfer for as little as $50 or as much as $100,000 from your Pacific Life Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application or the Account Maintenance Request form.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:

• For redemption requests over $100,000

• If your address of record was changed within the past 15 days

• If redemption proceeds are to be sent to an address other than the address of record

• If redemption proceeds are made payable to a third party payee

• If redemption proceeds are to be wired to a bank account that has not been established on your account

• For requests to transfer between Pacific Life Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same

• Under other circumstances as determined by the Trust or the transfer agent

A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Class I Shares:

Investors in Class I shares, other than the individual investors noted above, may generally not redeem shares of the Fund directly. Contact your financial intermediary or refer to your plan documents for instructions on how to redeem shares.

Class R Shares:

Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations or make redemptions from the plan.

Advisor Class Shares:

Contact your financial intermediary for instructions on how to redeem shares.

EXCHANGING SHARES

Class A, B, C and Individual Investors of Class I Shares:

The Trust’s exchange privilege affords you the ability to switch your investments among the various Funds of the Trust. Generally, you may exchange a minimum of $50 worth of shares of one Fund for shares of any other available Fund of the Trust within the same share class and base account number.

Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges. For shares subject to a CDSC, the CDSC period begins on the date of the initial investment in the shares subject to a CDSC. For assets initially invested in the Class A shares of PL Money Market Fund (the PL Money Market Fund was liquidated as of March 31, 2014 and is no longer available for investment), which were not subject to a CDSC, the CDSC period, if applicable, began when the shares were exchanged into Class A, B or C shares of another Fund.

In Writing:

To exchange shares in writing, send a signed written request or signed Investment Exchange Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:

You may exchange shares by telephone on certain account types by calling (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or Account Maintenance Request form. Corporate investors and other associations must have an appropriate certification on file authorizing exchanges.

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Dollar Cost Averaging

Dollar cost averaging may be used to buy shares of the available Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (via an exchange of shares), either on a monthly, quarterly, semiannual or annual basis, from any available Fund with a value of at least $1,000 to one or more other available Funds. Each exchange must be for at least $50.

Dollar cost averaging may only be requested in writing by sending a signed letter of instruction or signed Account Maintenance Request form specifying the “from” and “to” Fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

Class R Shares:

Participants should contact their employee benefits office or the plan administrator to determine how to change their investment allocations. Participants can exchange Class R shares of one PL Portfolio Optimization Fund for Class R shares of another PL Portfolio Optimization Fund that is available through the plan. Exchanges are made at NAV. Before an exchange is requested, each Fund’s investment goal, strategies and policies as described in this prospectus should be considered. All PL Portfolio Optimization Funds may not be available in all retirement plans.

Advisor Class Shares:

Contact your financial intermediary to exchange shares.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

The information presented in the bar charts and the average annual total return tables were prepared assuming reinvestment of dividends and distributions.

The PL Portfolio Optimization Funds: Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the Underlying Funds in which it invests (which may include cash equivalents, fixed income, domestic and/or international equities), there is no one broad-based index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding four broad-based benchmark indices, which are broad measures of market performance, to use as a comparison to each Fund’s performance.

In addition, as another Fund performance comparison, composite benchmarks were constructed for each PL Portfolio Optimization Fund. Each benchmark is comprised of up to four broad-based indices presented in the applicable Fund Summary and more information on each is provided further below.

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the prospectus. The indices have inherent performance advantages over the Funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (“T-Bill”) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As

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of November 27, 2013, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

PL Portfolio Optimization Composite Benchmarks: The composite benchmarks for the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund show the performance of a combination of up to four broad-based market indices that represent fixed income, domestic equity, international equity and cash. Prior to July 1, 2012, the weights generally mirrored the broad asset class weights of the respective Fund. The benchmark weights are static as of July 1, 2012 to represent a composition that generally matches the risk-return profile of the respective Fund. Each Fund’s composite benchmark as of July 1, 2012 is shown below. The actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance or tactical decisions made by PLFA over time.

PL Portfolio Optimization Conservative Composite Benchmark is 73% Barclays U.S. Aggregate Bond, 15% S&P 500, 7% BofA Merrill Lynch U.S. 3-Month T-Bill, and 5% MSCI EAFE (Net) Indices.

PL Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond, 30% S&P 500, 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

PL Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500, 38% Barclays U.S. Aggregate Bond, 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

PL Portfolio Optimization Moderate-Aggressive Composite Benchmark is 60% S&P 500, 20% Barclays U.S. Aggregate Bond, and 20% MSCI EAFE (Net) Indices.

PL Portfolio Optimization Aggressive Composite Benchmark is 65% S&P 500, 25% MSCI EAFE (Net), and 10% Barclays U.S. Aggregate Bond Indices.

OTHER FUND INFORMATION

Execution of Your Requests

Purchase and sale requests are executed at the next determined NAV, plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form. The NAV per share plus any applicable sales charge is also known as the offering price. Systematic withdrawals scheduled to fall on a month end (including year-end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the close of the New York Stock Exchange (“NYSE”), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by electronic funds transfer or check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

Telephone instructions – Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may reinstate these privileges in writing. An exchange or sale request must be received and confirmed prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the close of the NYSE, the order will receive the NAV calculated on the next business day. You may also transact purchases by telephone, if you have established EFT on your account and your request is received in proper form. A telephone purchase request is considered to be in proper form if it is received and confirmed prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time, and the EFT can be initiated, which requires overnight processing. Because of this, purchase

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requests generally will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record following a telephone transaction. The Trust or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify the Trust and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. The Trust or its designee reserves the right to deny any transaction request made by telephone. You will be notified immediately if your request cannot be processed over the telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Life Funds for information on availability.

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values the Funds’ investments, which includes using third party pricing services, does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge. Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early on the day after Thanksgiving and the day before Christmas Day, when orders will only be accepted until 1:00 p.m. Eastern Time. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange traded funds), the Funds use the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments for which no sales are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

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• Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the last reported sale price or official closing price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

• Over-the-Counter (“OTC”) Investments. OTC Investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using reference instruments and industry pricing models pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

• Domestic and Foreign Debt Investments. Debt Investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued using benchmark, matrix or other pricing methodologies under the Valuation Policy.

• Money Market Instruments and Short-Term Investments. Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency, and may only be used if it approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

• Exchange Traded Futures Contracts, Options and Swaps. Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• PL Portfolio Optimization Funds and PL Diversified Alternatives Fund. The investments of each PL Portfolio Optimization Fund and the PL Diversified Alternatives Fund consist of Class P shares of the applicable Underlying Funds they hold, which are valued at their respective NAVs at the time of computation.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (Alternate Valuation Methodologies). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for IPOs, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

Security and Shareholder Protection

To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Trust may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information. Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

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Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Funds’ performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board adopted a policy with respect to certain limitations on exchanges.

The Trust requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the Funds of the Trust.

To discourage frequent trading, you:

• may not make more than 12 exchanges out of each of the PL Fixed Income Funds per calendar year.

• may not make more than 2 exchanges out of each of the PL Fixed Income Funds per calendar month.

The Trust does not accommodate trading in excess of these limitations. The exchange limitations outlined above will not apply to the following transactions:

• exchanges from a Fund that seeks to achieve its investment goal by investing primarily in other Funds of the Trust;

• redemptions from a Fund;

• systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans); or

• loans and loan repayments.

The Trust monitors certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the Trust. While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds’ operations, there is no assurance that the policies would be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Funds of the Trust. The Trust maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Trust (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

The Trust might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a Fund. The Trust may also otherwise restrict, suspend, or reject any exchange request or privilege that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Trust reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, which is subject to Board approval, we would supplement this prospectus and provide notice to shareholders.

The Trust is unable to directly monitor the trading activity of beneficial owners who hold shares of the PL Fixed Income Funds through omnibus accounts (i.e., accounts that are not on the books of the Trust’s transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Trust. Accordingly, the ability of the Trust to monitor, detect or limit frequent share trading activity through omnibus accounts is limited. In such cases, the Trust or its agent(s) may request from the financial intermediaries information that differs from that which is normally available to the Trust or its agent(s). In such instances, the Trust will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Trust identifies activity that might be indicative of excessive short-term trading activity, the Trust or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that the Trust or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Trust or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that the Trust would take such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Trust determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Trust or its agents may terminate the relationship. Although these measures are available, there is no assurance that the Funds or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

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Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts.

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income, as described in the schedule below, and distribute realized capital gains, if any, to shareholders at least annually, although distributions could occur more frequently if it is advantageous to the specific Fund and to its shareholders. Except with respect to Class R shares, you may automatically reinvest dividends and capital gains distributions into additional shares of the same class of shares of the same Fund or another available Fund within the same account, if you meet that Fund’s minimum balance requirement. All dividend and capital gain distributions for Class R shares will be automatically reinvested into additional shares of the same class of shares of the same Fund generating such dividend and/or capital gain distribution. No sales charge or CDSC will apply to the reinvested amounts.

Dividends on net investment income, if any, are generally distributed according to the following schedule, although distributions could occur more or less frequently if it is advantageous to the specific Fund and to its shareholders:

•  PL Portfolio Optimization Funds and PL Diversified Alternatives Fund – dividends, if any, are generally declared and paid annually.

•  PL Fixed Income Funds – dividends, if any, are generally declared and paid monthly.

Distribution and Servicing Arrangements

Sales and servicing commissions

The Distributor pays broker-dealers that sell shares of the Funds various forms of sales and servicing compensation as described in the Pacific Life Funds SAI. The Distributor pays a sales commission for selling Fund shares and a trail commission for servicing Fund shareholders. Trail commissions may take into account, among other things, the length of time the Funds’ shares have been held, your account value, and the share class purchased. The Distributor generally pays sales and servicing commissions from its own resources, and receives compensation from sales charges and distribution and service fees from the Trust’s Distribution and/or Service Plans, which helps the Distributor recoup all or a portion of commissions it pays. See the SAI for details of sales and servicing commission amounts.

Sales-based payments, including sales commissions, primarily create incentives to make new sales of Fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold Fund shares in investor accounts.

Revenue sharing payments

In addition to the sales and servicing commissions noted above, the Distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of Fund shares and/or servicing Fund shareholders, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of Fund shares. Not all selling group members receive additional compensation and the amount of compensation varies. The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.20% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor the Trust. In consideration for revenue sharing, a brokerage firm may feature certain Funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the registered representative market the Funds’ shares.

The Distributor hopes to benefit from revenue sharing by increasing Pacific Life Funds’ net assets, which, as well as benefiting the Trust, would result in additional management and other fees for PLFA and its affiliates.

In addition, PLFA, the Distributor or their affiliates may pay amounts from their own resources up to 0.25% of account value on an annual basis to compensate or reimburse certain financial intermediaries for administrative and shareholder services provided to the Trust and their shareholders (to the extent the Trust does not pay for such costs directly). This includes shareholder services provided to plans (and plan participants) or other omnibus accounts (and beneficial owners) holding shares of Pacific Life Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining account records (e.g., sub-accounting) and delivering account statements, and answering questions.

Other compensation and allowances

The Distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your registered representative may serve you better. The Distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the Funds’ shares. Registered representatives may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See SAI for additional details of such other compensation.

Information about your broker

The registered representative (your broker), who is responsible for selling the Funds’ shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your

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registered representative and his or her firm. The Distributor and the Trust are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your registered representative how he or she will personally be compensated for the transaction.

PLFA, the Distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Trust, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for Funds. If your brokerage firm provides these services, the investment adviser or the Trust may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Trust.

Additional information

The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the Distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your registered representative, broker-dealer, or other financial intermediaries to present or make available Pacific Life Funds over other investment options in the marketplace. You should ask your registered representative or financial intermediary how they are compensated for selling shares of the Trust. Please refer to the SAI for additional details on distribution and servicing arrangements, other compensation and allowances, and revenue sharing payments, including the list of broker-dealers or other firms that were receiving revenue sharing payments as of March 31, 2014.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state and local income tax laws to Fund dividends and capital gains distributions. Pacific Life Funds, its Distributor (“Pacific Select Distributors, Inc.”), its administrator (“Pacific Life Insurance Company”) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in a Fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a Fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1⁄2.

Currently, the maximum tax rate for individual taxpayers on long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

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You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each Fund in which you invest. If not, the Fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of the PL Portfolio Optimization Funds, the PL Diversified Alternatives Fund or the Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

None of the PL Portfolio Optimization Funds or the PL Diversified Alternatives Fund can use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the PL Portfolio Optimization Funds’ and the PL Diversified Alternatives Fund’s “fund of funds” structure could affect the amount, timing and character of distributions to shareholders. The PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund may be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax).

Document Delivery

Shareholder Mailings

To help reduce Fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Life Funds’ shareholder documents (such as the prospectus, supplements, announcements, and each annual and semiannual report) may be mailed to shareholders who share the same household address (“Householding”). You may elect to not participate in Householding by contacting the Trust or by opting out via the account application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Life Funds. The current documents are available on the website at any time or an individual copy of any of these documents may be requested – see back cover for more information.

Unclaimed Property

It is the shareholder’s responsibility to ensure that Pacific Life Funds maintains a correct address for his or her account(s). If the Trust, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, the Trust may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

If you have previously elected to receive dividend and/or capital gains distributions via check to your address of record, instead of being automatically reinvested in to your account, and the check(s) are returned to us for non-delivery or remain uncashed for six months, we will change your existing account distribution election to automatically reinvest any and all future distributions in to your account until you provide a new address. In addition, following the six month period, any returned and/or uncashed checks may be cancelled and the amount of the check will be invested in your account. No interest will accrue on any such amounts.

Electronic Delivery Consent

Subject to availability and/or current regulations, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

• We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

• You must provide a current e-mail address and notify the Trust promptly when your e-mail address changes.

• You must update any e-mail filters that may prevent you from receiving e-mail notifications from the Trust.

• You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

• For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

• Electronic delivery will be cancelled if e-mails are returned undeliverable.

• This consent will remain in effect until you revoke it.

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The Trust is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call customer service at (800) 722-2333 (select Option 2) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

The Trust is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this prospectus and others are offered in a separate prospectus. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund. If a Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

ABOUT MANAGEMENT

This section provides information about the Managers that manage the Trust’s Funds. PLFA, Pacific Asset Management and the sub-advisers are each a “Manager” and together the “Managers”.

PLFA, the investment adviser to the Trust, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, supervises the management of all of the Funds in the Trust. PLFA manages the five PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund directly. PLFA also does business under the name “Pacific Asset Management” and manages the PL Fixed Income Funds under the Pacific Asset Management name. For most of the Underlying Funds, PLFA has retained other portfolio management firms (or sub-advisers), many of which have a worldwide market presence and extensive research capabilities. PLFA oversees and monitors the performance of these Managers. Under an exemptive order from the SEC, PLFA and the Trust can hire, terminate and replace the Managers (except, as a general matter, Managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new Manager, shareholders of the affected Fund will be sent information about the change. Information about the Underlying Funds is contained in a separate prospectus.

PLFA also oversees and monitors the nature and quality of the services provided by the Managers, including investment performance and execution of investment strategies. PLFA conducts due diligence on Managers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Each Fund pays PLFA a management fee for services it provides as investment adviser (see management fee table below). For the fiscal year ended March 31, 2014, the management fees paid to PLFA are set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this prospectus, as applicable, is available in the Trust’s annual report dated March 31, 2014.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/14 (as a percentage of average daily net assets)
PL Portfolio Optimization Conservative Fund PL Portfolio Optimization Moderate-Conservative Fund PL Portfolio Optimization Moderate Fund PL Portfolio Optimization Moderate-Aggressive Fund PL Portfolio Optimization Aggressive Fund	0.20%
PL Short Duration Income Fund	0.40%
PL Income Fund	0.50%
PL Strategic Income Fund	0.60%
PL Floating Rate Income Fund	0.65%
PL Limited Duration High Income Fund[1,2]	0.65%
PL High Income Fund	0.60%
PL Diversified Alternatives Fund[1]	0.20%

1 The PL Limited Duration High Income Fund and PL Diversified Alternatives Fund have not operated for a full fiscal year. As such, their management fee rate is shown.

2 PLFA has agreed to waive 0.02% of its management fee through July 31, 2015 as long as it manages the Fund. There is no guarantee that PLFA will continue such waiver after that date.

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The table that follows provides information about PLFA and Pacific Asset Management and biographical information for each individual team member (i.e., portfolio manager) responsible for making investment decisions for a Fund, including their primary title with the applicable Manager (or affiliate) and positions held during the past five years. Some of the portfolio managers could change from time to time. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the particular Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that particular Fund. With respect to each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the Fund managed.

Pacific Life Fund Advisors LLC

PL PORTFOLIO OPTIMIZATION FUNDS PL DIVERSIFIED ALTERNATIVES FUND

Howard T. Hirakawa, CFA

Senior vice president of Pacific Life and PLFA since 2014, vice president for Pacific Life Funds since 2006, and portfolio manager since 2003. Mr. Hirakawa was vice president of Pacific Life and PLFA from 2006 to 2014 until he was promoted to his current position. He joined Pacific Life in 1990 and is responsible for the investment oversight relating to Pacific Select Fund, Pacific Life Funds and asset allocation services. Mr. Hirakawa has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA

Vice president of Pacific Life, PLFA and Pacific Life Funds since 2014, vice president of Pacific Life Funds since 2006, and portfolio manager since 2006. Mr. Muench was assistant vice president of Pacific Life, PLFA and Pacific Life Funds from 2006 to 2014 until he was promoted to his current position. He joined Pacific Life in 2006 and is responsible for investment oversight. Mr. Muench has a BS and an MS from Northeastern University.

Samuel S. Park

Investment consultant of PLFA and Pacific Life since 2008, and portfolio manager since 2013. Mr. Park joined Pacific Life in 2008 where he manages the asset allocation function related to Pacific Life Funds and Pacific Select Fund. He has a BA from Boston University.

Pacific Asset Management

Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Pacific Life Funds. PLFA does business under the name “Pacific Asset Management” and manages the PL Fixed Income Funds under the Pacific Asset Management name. PLFA is a limited liability company and wholly-owned subsidiary of Pacific Life.

PL SHORT DURATION INCOME FUND
David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the co-portfolio manager on Pacific Asset Management’s core plus and investment grade bond strategies. In addition, he covers the food and beverage, chemicals and utilities sectors. He has over 16 years of investment experience. Mr. Weismiller has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the telecommunications, media and technology sectors. Mr. Marzouk has over 16 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the UCLA Anderson School of Management.

PL INCOME FUND
Jason R. Rosiak

Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Mr. Rosiak has over 20 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

David Weismiller, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Weismiller is the co-portfolio manager on Pacific Asset Management’s core plus and investment grade bond strategies. In addition, he covers the food and beverage, chemicals and utilities sectors. He has over 16 years of investment experience. Mr. Weismiller has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

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PL STRATEGIC INCOME FUND
Jason R. Rosiak

Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Mr. Rosiak has over 20 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. He also provides research and analysis of investments in the forest products, metals and mining, and homebuilding sectors. Mr. Robertson has over 10 years of investment experience. He has a BA from the University of Michigan.

PL FLOATING RATE INCOME FUND
Jason R. Rosiak

Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Mr. Rosiak has over 20 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

J.P. Leasure

Senior managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing all credit research activities for Pacific Asset Management. He has over 16 years of investment and banking experience. Mr. Leasure has a BA from the University of California, Los Angeles and an MBA from Columbia University..

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the telecommunications, media and technology sectors. Mr. Marzouk has over 16 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the UCLA Anderson School of Management.

PL LIMITED DURATION HIGH INCOME FUND
Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. He also provides research and analysis of investments in the forest products, metals and mining, and homebuilding sectors. Mr. Robertson has over 10 years of investment experience. He has a BA from the University of Michigan.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the telecommunications, media and technology sectors. Mr. Marzouk has over 16 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the UCLA Anderson School of Management.

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PL HIGH INCOME FUND
Jason R. Rosiak

Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Mr. Rosiak has over 20 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Michael Long

Managing director and portfolio manager of Pacific Asset Management since 2007 and lead portfolio manager and assistant vice president of Pacific Life since 1998. Mr. Long joined Pacific Life in 1994 as an investment analyst. He has over 27 years of investment experience and securities industry, including 7 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He received a BA from the University of California, Davis and an MBA from Pepperdine University.

Brian M. Robertson, CFA

Managing director of Pacific Asset Management since 2012, portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. He also provides research and analysis of investments in the forest products, metals and mining, and homebuilding sectors. Mr. Robertson has over 10 years of investment experience. He has a BA from the University of Michigan.

C. Robert Boyd

Managing director of Pacific Asset Management since 2012 and portfolio manager of Pacific Asset Management since 2014. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the gaming, aerospace, services and other cyclical sectors. Prior to joining Pacific Asset Management, he was a vice president, credit analyst and bank loan portfolio manager at PIMCO since 1998. He has over 15 years of investment experience, focused on leveraged finance, credit analysis and structured products. Mr. Boyd has a BA from California State University, Long Beach and an MBA from the University of Southern California.

PERFORMANCE OF COMPARABLE ACCOUNTS

About the Comparable Accounts Presentation

The following performance of the Pacific Asset Management’s Corporate (Bank) Loan Composite shows you how accounts managed by Pacific Asset Management that are substantially similar to the PL Floating Rate Income Fund have performed in the past. It does not show you how the PL Floating Rate Income Fund has performed or will perform. This presentation is provided because the composite is managed by the Manager that makes all investment decisions relating to the PL Floating Rate Income Fund, and the performance of those accounts may be relevant for an investment decision. When showing a composite, Pacific Asset Management generally includes all of its accounts, institutional separate accounts and/or mutual funds, with substantially similar goals, policies and strategies as the PL Floating Rate Income Fund. Pacific Asset Management may exclude accounts that are too small, have too short an operational period to accurately reflect Pacific Asset Management’s performance, or do not meet other established criteria for a published composite. Pacific Asset Management claims compliance with the Global Investment Performance Standards (GIPS®).

The Composite performance and portfolio values are calculated using an independent pricing service. The Composite’s total return performance incorporates time-weighted returns and asset-weighted returns in accordance with industry standards. Expenses are deducted from the gross returns. Performance is calculated monthly. Quarterly and annual performance figures are computed by linking monthly returns. The method for computing historical performance is different from the U.S. Securities and Exchange Commission’s standardized method. Investors should also be aware that the use of a methodology different from that described above to calculate performance could result in different performance data.

The table below does not show you the performance of the PL Floating Rate Income Fund—it shows the performance of the Pacific Asset Management’s Corporate (Bank) Loan Composite, which includes accounts managed by Pacific Asset Management.

The table shows the historical performance of the Pacific Asset Management’s Corporate (Bank) Loan Composite, which as of 6/30/2014 consisted of 6 accounts. For periods prior to 8/1/2011, the Composite consisted of one advisory account (the “advisory account”) managed by Pacific Asset Management which has an investment objective, policies and strategies that are substantially similar to those of the PL Floating Rate Income Fund. This advisory account was not subject to the limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which if imposed, could have affected the performance. Beginning on 8/1/2011, the Composite also includes the performance of the PL Floating Rate Income Fund.

The performance shows the historical track record of Pacific Asset Management, the Manager, and is not intended to imply how the PL Floating Rate Income Fund by itself has performed or will perform. Total returns represent past performance of the Composite and not the PL Floating Rate Income Fund.

102

Annual total returns/Average annual total returns for the periods ending December 31, 2013
Year/Period	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class A)[1]	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class C)[2]	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Class I)[3]	Composite Adjusted to Reflect Fees and Expenses of the PL Floating Rate Income Fund (Advisor Class)[4]	Pacific Asset Management’s Corporate (Bank) Loan Composite[5]	Credit Suisse Leveraged Loan Index [6]
1/1/14 — 6/30/14 (not annualized)	2.01%	1.63%	2.14%	2.14%	2.29%	2.77%
2013	5.32%	4.53%	5.58%	5.58%	5.90%	6.15%
2012	9.54%	8.72%	9.81%	9.81%	10.14%	9.43%
2011	2.22%	1.45%	2.47%	2.47%	2.78%	1.82%
2010	9.52%	8.71%	9.79%	9.79%	10.12%	9.98%
2009	37.88%	36.88%	38.22%	38.22%	38.62%	44.87%
2008	(20.41%)	(21.02%)	(20.21%)	(20.21%)	(19.96%)	(28.78%)
2007	2.41%	1.65%	2.67%	2.67%	2.97%	1.88%
1 year	5.32%	4.53%	5.58%	5.58%	5.90%	6.15%
3 years	5.65%	4.86%	5.91%	5.91%	6.23%	5.76%
5 years	12.23%	11.40%	12.51%	12.51%	12.84%	13.51%
7 years (inception 1/1/07)	5.47%	4.68%	5.73%	5.73%	6.05%	4.58%

1 This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the fees and expenses of Class A shares of the PL Floating Rate Income Fund (estimated at an annual rate of 105 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

2 This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the fees and expenses of Class C shares of the PL Floating Rate Income Fund (estimated at an annual rate of 180 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

3 This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the fees and expenses of Class I shares of the PL Floating Rate Income Fund (estimated at an annual rate of 80 basis points) have been deducted from the Composite’s gross performance. Sales loads are not reflected in the table.

4 This column shows you the performance of the Corporate Loan Composite managed by Pacific Asset Management after the fees and gross expenses of the Advisor Class shares of the PL Floating Rate Income Fund (estimated at an annual rate of 80 basis points) have been deducted from the Composite’s gross performance.

5 This column shows you the performance of the Corporate (Bank) Loan Composite managed by Pacific Asset Management after the actual fees charged to the components of the composite have been deducted from its gross performance. The advisory account included in the Composite has not incurred custody or other expenses normally paid by mutual funds, which if incurred, would have adversely affected the performance of the Composite.

6 The Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon return.

103

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table is included and can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual reports dated as of March 31, 2014. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this prospectus.

Certain Funds invest in other investment companies, including other mutual funds, exchange-traded funds and business development companies, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

104

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Conservative Fund
Class A
4/1/2013 - 3/31/2014	$11.40	$0.10	$0.10	$0.20	($0.15)	($0.16)	($0.31)	$11.29	0.70%	0.60%	0.90%	1.78%	$190,492	11%
4/1/2012 - 3/31/2013	11.07	0.23	0.49	0.72	(0.34)	(0.05)	(0.39)	11.40	0.71%	0.60%	2.01%	6.57%	230,646	27%
4/1/2011 - 3/31/2012	10.87	0.22	0.29	0.51	(0.28)	(0.03)	(0.31)	11.07	0.73%	0.60%	1.99%	4.80%	182,912	10%
4/1/2010 - 3/31/2011	10.41	0.15	0.63	0.78	(0.32)	—	(0.32)	10.87	0.78%	0.53%	1.43%	7.60%	130,249	18%
4/1/2009 - 3/31/2010	8.84	0.32	1.59	1.91	(0.31)	(0.03)	(0.34)	10.41	0.95%	0.20%	3.20%	21.67%	68,938	21%
Class B
4/1/2013 - 3/31/2014	$11.27	$0.02	$0.10	$0.12	($0.09)	($0.16)	($0.25)	$11.14	1.45%	1.35%	0.15%	1.06%	$39,160	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.50	0.64	(0.28)	(0.05)	(0.33)	11.27	1.46%	1.35%	1.27%	5.89%	41,999	27%
4/1/2011 - 3/31/2012	10.78	0.13	0.29	0.42	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.02%	33,122	10%
4/1/2010 - 3/31/2011	10.34	0.07	0.63	0.70	(0.26)	—	(0.26)	10.78	1.53%	1.27%	0.68%	6.80%	22,282	18%
4/1/2009 - 3/31/2010	8.77	0.24	1.60	1.84	(0.24)	(0.03)	(0.27)	10.34	1.70%	0.95%	2.45%	21.07%	13,336	21%
Class C
4/1/2013 - 3/31/2014	$11.26	$0.02	$0.10	$0.12	($0.09)	($0.16)	($0.25)	$11.13	1.45%	1.35%	0.15%	1.04%	$204,180	11%
4/1/2012 - 3/31/2013	10.96	0.14	0.49	0.63	(0.28)	(0.05)	(0.33)	11.26	1.46%	1.35%	1.22%	5.84%	220,688	27%
4/1/2011 - 3/31/2012	10.77	0.13	0.30	0.43	(0.21)	(0.03)	(0.24)	10.96	1.48%	1.35%	1.24%	4.08%	158,748	10%
4/1/2010 - 3/31/2011	10.33	0.07	0.63	0.70	(0.26)	—	(0.26)	10.77	1.53%	1.27%	0.68%	6.81%	117,458	18%
4/1/2009 - 3/31/2010	8.76	0.24	1.61	1.85	(0.25)	(0.03)	(0.28)	10.33	1.70%	0.95%	2.45%	21.14%	67,620	21%
Class R
4/1/2013 - 3/31/2014	$11.36	$0.07	$0.10	$0.17	($0.13)	($0.16)	($0.29)	$11.24	0.95%	0.85%	0.65%	1.52%	$11,132	11%
4/1/2012 - 3/31/2013	11.03	0.20	0.50	0.70	(0.32)	(0.05)	(0.37)	11.36	0.96%	0.85%	1.79%	6.38%	12,357	27%
4/1/2011 - 3/31/2012	10.83	0.19	0.29	0.48	(0.25)	(0.03)	(0.28)	11.03	0.98%	0.85%	1.74%	4.58%	10,522	10%
4/1/2010 - 3/31/2011	10.38	0.13	0.61	0.74	(0.29)	—	(0.29)	10.83	1.03%	0.75%	1.20%	7.25%	8,881	18%
4/1/2009 - 3/31/2010	8.81	0.29	1.60	1.89	(0.29)	(0.03)	(0.32)	10.38	1.20%	0.45%	2.95%	21.53%	7,972	21%
Advisor Class
4/1/2013 - 3/31/2014	$11.41	$0.12	$0.09	$0.21	($0.17)	($0.16)	($0.33)	$11.29	0.45%	0.40%	1.10%	1.87%	$3,867	11%
12/31/2012 - 3/31/2013	11.18	(0.01)	0.24	0.23	—	—	—	11.41	0.48%	0.40%	(0.40%)	2.06%	1,366	27%
PL Portfolio Optimization Moderate-Conservative Fund
Class A
4/1/2013 - 3/31/2014	$12.10	$0.11	$0.50	$0.61	($0.18)	($0.05)	($0.23)	$12.48	0.69%	0.60%	0.89%	5.08%	$274,899	5%
4/1/2012 - 3/31/2013	11.56	0.18	0.64	0.82	(0.28)	—	(0.28)	12.10	0.71%	0.60%	1.58%	7.22%	246,609	24%
4/1/2011 - 3/31/2012	11.25	0.18	0.35	0.53	(0.22)	—	(0.22)	11.56	0.73%	0.60%	1.62%	4.87%	188,660	10%
4/1/2010 - 3/31/2011	10.54	0.12	0.87	0.99	(0.28)	—	(0.28)	11.25	0.78%	0.52%	1.16%	9.53%	132,919	10%
4/1/2009 - 3/31/2010	8.36	0.26	2.19	2.45	(0.27)	—	(0.27)	10.54	0.95%	0.20%	2.58%	29.60%	78,160	10%
Class B
4/1/2013 - 3/31/2014	$11.99	$0.02	$0.51	$0.53	($0.11)	($0.05)	($0.16)	$12.36	1.44%	1.35%	0.14%	4.47%	$52,285	5%
4/1/2012 - 3/31/2013	11.46	0.10	0.63	0.73	(0.20)	—	(0.20)	11.99	1.46%	1.35%	0.85%	6.46%	49,372	24%
4/1/2011 - 3/31/2012	11.17	0.10	0.35	0.45	(0.16)	—	(0.16)	11.46	1.48%	1.35%	0.87%	4.07%	40,812	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.87	0.91	(0.21)	—	(0.21)	11.17	1.53%	1.27%	0.41%	8.78%	28,411	10%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	1.70%	0.95%	1.83%	28.87%	19,202	10%
Class C
4/1/2013 - 3/31/2014	$11.99	$0.02	$0.51	$0.53	($0.12)	($0.05)	($0.17)	$12.35	1.44%	1.35%	0.14%	4.41%	$228,445	5%
4/1/2012 - 3/31/2013	11.47	0.09	0.64	0.73	(0.21)	—	(0.21)	11.99	1.46%	1.35%	0.81%	6.41%	196,123	24%
4/1/2011 - 3/31/2012	11.16	0.10	0.36	0.46	(0.15)	—	(0.15)	11.47	1.48%	1.35%	0.87%	4.20%	144,900	10%
4/1/2010 - 3/31/2011	10.47	0.04	0.86	0.90	(0.21)	—	(0.21)	11.16	1.53%	1.27%	0.41%	8.71%	107,411	10%
4/1/2009 - 3/31/2010	8.30	0.18	2.20	2.38	(0.21)	—	(0.21)	10.47	1.70%	0.95%	1.83%	28.87%	65,086	10%
Class R
4/1/2013 - 3/31/2014	$12.06	$0.08	$0.51	$0.59	($0.16)	($0.05)	($0.21)	$12.44	0.94%	0.85%	0.64%	4.91%	$7,000	5%
4/1/2012 - 3/31/2013	11.52	0.16	0.63	0.79	(0.25)	—	(0.25)	12.06	0.96%	0.85%	1.39%	6.92%	6,482	24%
4/1/2011 - 3/31/2012	11.22	0.15	0.35	0.50	(0.20)	—	(0.20)	11.52	0.98%	0.85%	1.37%	4.53%	6,301	10%
4/1/2010 - 3/31/2011	10.51	0.10	0.86	0.96	(0.25)	—	(0.25)	11.22	1.03%	0.76%	0.91%	9.32%	15,236	10%
4/1/2009 - 3/31/2010	8.34	0.23	2.20	2.43	(0.26)	—	(0.26)	10.51	1.20%	0.45%	2.33%	29.32%	10,478	10%
Advisor Class
4/1/2013 - 3/31/2014	$12.10	$0.13	$0.51	$0.64	($0.20)	($0.05)	($0.25)	$12.49	0.44%	0.40%	1.09%	5.32%	$2,892	5%
12/31/2012 - 3/31/2013	11.68	(0.01)	0.43	0.42	—	—	—	12.10	0.46%	0.40%	(0.40%)	3.60%	880	24%

See explanation of references on A-5

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Moderate Fund
Class A
4/1/2013 - 3/31/2014	$13.06	$0.11	$1.00	$1.11	($0.19)	$—	($0.19)	$13.98	0.69%	0.60%	0.84%	8.51%	$814,707	1%
4/1/2012 - 3/31/2013	12.26	0.15	0.86	1.01	(0.21)	—	(0.21)	13.06	0.70%	0.60%	1.20%	8.36%	654,158	25%
4/1/2011 - 3/31/2012	11.88	0.14	0.42	0.56	(0.18)	—	(0.18)	12.26	0.72%	0.60%	1.18%	4.82%	517,945	7%
4/1/2010 - 3/31/2011	10.81	0.10	1.19	1.29	(0.22)	—	(0.22)	11.88	0.77%	0.52%	0.91%	12.10%	384,999	9%
4/1/2009 - 3/31/2010	7.96	0.20	2.87	3.07	(0.22)	—	(0.22)	10.81	0.92%	0.20%	1.99%	38.85%	247,213	9%
Class B
4/1/2013 - 3/31/2014	$12.96	$0.01	$1.01	$1.02	($0.09)	$—	($0.09)	$13.89	1.44%	1.35%	0.09%	7.90%	$156,450	1%
4/1/2012 - 3/31/2013	12.18	0.06	0.85	0.91	(0.13)	—	(0.13)	12.96	1.45%	1.35%	0.47%	7.49%	136,411	25%
4/1/2011 - 3/31/2012	11.80	0.05	0.43	0.48	(0.10)	—	(0.10)	12.18	1.47%	1.35%	0.43%	4.13%	115,513	7%
4/1/2010 - 3/31/2011	10.74	0.02	1.18	1.20	(0.14)	—	(0.14)	11.80	1.52%	1.26%	0.17%	11.33%	92,064	9%
4/1/2009 - 3/31/2010	7.90	0.12	2.87	2.99	(0.15)	—	(0.15)	10.74	1.67%	0.95%	1.24%	38.14%	65,336	9%
Class C
4/1/2013 - 3/31/2014	$12.95	$0.01	$1.01	$1.02	($0.10)	$—	($0.10)	$13.87	1.44%	1.35%	0.09%	7.89%	$566,257	1%
4/1/2012 - 3/31/2013	12.17	0.06	0.85	0.91	(0.13)	—	(0.13)	12.95	1.45%	1.35%	0.46%	7.50%	445,932	25%
4/1/2011 - 3/31/2012	11.78	0.05	0.43	0.48	(0.09)	—	(0.09)	12.17	1.47%	1.35%	0.43%	4.18%	366,753	7%
4/1/2010 - 3/31/2011	10.73	0.02	1.17	1.19	(0.14)	—	(0.14)	11.78	1.52%	1.26%	0.17%	11.26%	308,449	9%
4/1/2009 - 3/31/2010	7.88	0.12	2.88	3.00	(0.15)	—	(0.15)	10.73	1.67%	0.95%	1.24%	38.36%	210,889	9%
Class R
4/1/2013 - 3/31/2014	$13.03	$0.08	$1.00	$1.08	($0.15)	$—	($0.15)	$13.96	0.94%	0.85%	0.59%	8.33%	$31,641	1%
4/1/2012 - 3/31/2013	12.24	0.11	0.86	0.97	(0.18)	—	(0.18)	13.03	0.95%	0.85%	0.93%	8.02%	29,715	25%
4/1/2011 - 3/31/2012	11.84	0.11	0.43	0.54	(0.14)	—	(0.14)	12.24	0.97%	0.85%	0.93%	4.67%	23,321	7%
4/1/2010 - 3/31/2011	10.77	0.07	1.18	1.25	(0.18)	—	(0.18)	11.84	1.02%	0.75%	0.68%	11.82%	23,658	9%
4/1/2009 - 3/31/2010	7.93	0.17	2.87	3.04	(0.20)	—	(0.20)	10.77	1.17%	0.45%	1.74%	38.61%	24,232	9%
Advisor Class
4/1/2013 - 3/31/2014	$13.06	$0.14	$1.00	$1.14	($0.22)	$—	($0.22)	$13.98	0.44%	0.40%	1.04%	8.73%	$19,945	1%
12/31/2012 - 3/31/2013	12.41	(0.01)	0.66	0.65	—	—	—	13.06	0.45%	0.40%	(0.40%)	5.24%	3,396	25%
PL Portfolio Optimization Moderate-Aggressive Fund
Class A
4/1/2013 - 3/31/2014	$13.33	$0.09	$1.51	$1.60	($0.19)	$—	($0.19)	$14.74	0.69%	0.60%	0.66%	12.01%	$555,319	1%
4/1/2012 - 3/31/2013	12.41	0.10	0.96	1.06	(0.14)	—	(0.14)	13.33	0.71%	0.60%	0.83%	8.62%	436,055	25%
4/1/2011 - 3/31/2012	12.05	0.10	0.38	0.48	(0.12)	—	(0.12)	12.41	0.72%	0.60%	0.82%	4.13%	365,426	8%
4/1/2010 - 3/31/2011	10.68	0.07	1.44	1.51	(0.14)	—	(0.14)	12.05	0.77%	0.51%	0.62%	14.36%	301,232	13%
4/1/2009 - 3/31/2010	7.31	0.13	3.38	3.51	(0.14)	—	(0.14)	10.68	0.92%	0.20%	1.33%	48.26%	225,236	14%
Class B
4/1/2013 - 3/31/2014	$13.22	($0.01)	$1.50	$1.49	($0.09)	$—	($0.09)	$14.62	1.44%	1.35%	(0.09%)	11.25%	$119,506	1%
4/1/2012 - 3/31/2013	12.30	0.01	0.96	0.97	(0.05)	—	(0.05)	13.22	1.46%	1.35%	0.09%	7.92%	105,757	25%
4/1/2011 - 3/31/2012	11.93	0.01	0.40	0.41	(0.04)	—	(0.04)	12.30	1.47%	1.35%	0.07%	3.50%	95,937	8%
4/1/2010 - 3/31/2011	10.57	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.93	1.52%	1.26%	(0.13%)	13.59%	83,812	13%
4/1/2009 - 3/31/2010	7.21	0.05	3.38	3.43	(0.07)	—	(0.07)	10.57	1.67%	0.95%	0.58%	47.84%	68,751	14%
Class C
4/1/2013 - 3/31/2014	$13.19	($0.01)	$1.50	$1.49	($0.09)	$—	($0.09)	$14.59	1.44%	1.35%	(0.09%)	11.33%	$375,368	1%
4/1/2012 - 3/31/2013	12.27	0.01	0.96	0.97	(0.05)	—	(0.05)	13.19	1.46%	1.35%	0.09%	7.95%	295,615	25%
4/1/2011 - 3/31/2012	11.91	0.01	0.39	0.40	(0.04)	—	(0.04)	12.27	1.47%	1.35%	0.07%	3.39%	257,114	8%
4/1/2010 - 3/31/2011	10.55	(0.01)	1.43	1.42	(0.06)	—	(0.06)	11.91	1.52%	1.26%	(0.13%)	13.64%	230,964	13%
4/1/2009 - 3/31/2010	7.18	0.05	3.39	3.44	(0.07)	—	(0.07)	10.55	1.67%	0.95%	0.58%	48.18%	189,917	14%
Class R
4/1/2013 - 3/31/2014	$13.32	$0.06	$1.49	$1.55	($0.15)	$—	($0.15)	$14.72	0.94%	0.85%	0.41%	11.67%	$20,326	1%
4/1/2012 - 3/31/2013	12.40	0.07	0.96	1.03	(0.11)	—	(0.11)	13.32	0.96%	0.85%	0.55%	8.38%	17,844	25%
4/1/2011 - 3/31/2012	12.03	0.07	0.40	0.47	(0.10)	—	(0.10)	12.40	0.97%	0.85%	0.57%	3.97%	14,710	8%
4/1/2010 - 3/31/2011	10.67	0.04	1.44	1.48	(0.12)	—	(0.12)	12.03	1.02%	0.76%	0.37%	14.00%	17,265	13%
4/1/2009 - 3/31/2010	7.30	0.10	3.39	3.49	(0.12)	—	(0.12)	10.67	1.17%	0.45%	1.08%	48.07%	12,211	14%
Advisor Class
4/1/2013 - 3/31/2014	$13.34	$0.12	$1.51	$1.63	($0.22)	$—	($0.22)	$14.75	0.44%	0.40%	0.86%	12.21%	$5,111	1%
12/31/2012 - 3/31/2013	12.50	(0.01)	0.85	0.84	—	—	—	13.34	0.45%	0.40%	(0.40%)	6.72%	2,470	25%

See explanation of references on A-5

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Portfolio Optimization Aggressive Fund
Class A
4/1/2013 - 3/31/2014	$13.50	$0.08	$1.77	$1.85	($0.12)		$—	($0.12)		$15.23	0.71%	0.60%	0.58%	13.70%	$161,858	5%
4/1/2012 - 3/31/2013	12.56	0.07	0.96	1.03	(0.09)		—	(0.09)		13.50	0.73%	0.60%	0.57%	8.30%	133,265	30%
4/1/2011 - 3/31/2012	12.29	0.06	0.27	0.33	(0.06)		—	(0.06)		12.56	0.74%	0.60%	0.52%	2.73%	122,397	13%
4/1/2010 - 3/31/2011	10.66	0.05	1.65	1.70	(0.07)		—	(0.07)		12.29	0.80%	0.51%	0.44%	16.11%	114,246	26%
4/1/2009 - 3/31/2010	6.92	0.09	3.75	3.84	(0.10)		—	(0.10)		10.66	0.94%	0.20%	0.94%	55.84%	98,669	26%
Class B
4/1/2013 - 3/31/2014	$13.22	($0.02)	$1.76	$1.74	($0.02)		$—	($0.02)		$14.94	1.46%	1.35%	(0.17%)	13.13%	$37,704	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.96	0.94	(0.00	)(5)	—	(0.00	)(5)	13.22	1.48%	1.35%	(0.17%)	7.69%	33,013	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	31,969	13%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.62%	30,693	26%
4/1/2009 - 3/31/2010	6.72	0.02	3.75	3.77	(0.03)		—	(0.03)		10.46	1.69%	0.95%	0.19%	56.15%	28,776	26%
Class C
4/1/2013 - 3/31/2014	$13.22	($0.02)	$1.75	$1.73	($0.02)		$—	($0.02)		$14.93	1.46%	1.35%	(0.17%)	13.12%	$101,888	5%
4/1/2012 - 3/31/2013	12.28	(0.02)	0.97	0.95	(0.01)		—	(0.01)		13.22	1.48%	1.35%	(0.18%)	7.71%	81,754	30%
4/1/2011 - 3/31/2012	12.03	(0.03)	0.28	0.25	—		—	—		12.28	1.49%	1.35%	(0.23%)	2.08%	76,613	13%
4/1/2010 - 3/31/2011	10.46	(0.03)	1.65	1.62	(0.05)		—	(0.05)		12.03	1.55%	1.25%	(0.31%)	15.61%	75,607	26%
4/1/2009 - 3/31/2010	6.71	0.02	3.75	3.77	(0.02)		—	(0.02)		10.46	1.69%	0.95%	0.19%	56.11%	68,230	26%
Class R
4/1/2013 - 3/31/2014	$13.43	$0.05	$1.75	$1.80	($0.08)		$—	($0.08)		$15.15	0.96%	0.85%	0.33%	13.45%	$8,151	5%
4/1/2012 - 3/31/2013	12.48	0.04	0.97	1.01	(0.06)		—	(0.06)		13.43	0.98%	0.85%	0.33%	8.17%	7,251	30%
4/1/2011 - 3/31/2012	12.22	0.03	0.26	0.29	(0.03)		—	(0.03)		12.48	0.99%	0.85%	0.27%	2.43%	6,662	13%
4/1/2010 - 3/31/2011	10.61	0.02	1.65	1.67	(0.06)		—	(0.06)		12.22	1.05%	0.76%	0.19%	16.02%	5,553	26%
4/1/2009 - 3/31/2010	6.88	0.06	3.76	3.82	(0.09)		—	(0.09)		10.61	1.19%	0.45%	0.69%	55.70%	4,448	26%
Advisor Class
4/1/2013 - 3/31/2014	$13.51	$0.11	$1.76	$1.87	($0.15)		$—	($0.15)		$15.23	0.46%	0.40%	0.78%	13.84%	$2,719	5%
12/31/2012 - 3/31/2013	12.56	(0.01)	0.96	0.95	—		—	—		13.51	0.48%	0.40%	(0.40%)	7.56%	222	30%
PL Short Duration Income Fund
Class A
4/1/2013 - 3/31/2014	$10.46	$0.17	$0.04	$0.21	($0.18)		($0.03)	($0.21)		$10.46	1.14%	0.85%	1.68%	2.00%	$60,012	98%
6/29/2012 - 3/31/2013	10.20	0.16	0.32	0.48	(0.15)		(0.07)	(0.22)		10.46	1.24%	0.85%	2.02%	4.78%	22,589	146%
Class C
4/1/2013 - 3/31/2014	$10.45	$0.10	$0.03	$0.13	($0.10)		($0.03)	($0.13)		$10.45	1.89%	1.60%	0.93%	1.28%	$23,769	98%
6/29/2012 - 3/31/2013	10.20	0.10	0.33	0.43	(0.11)		(0.07)	(0.18)		10.45	1.99%	1.60%	1.27%	4.28%	10,307	146%
Class I
4/1/2013 - 3/31/2014	$10.45	$0.21	$0.02	$0.23	($0.20)		($0.03)	($0.23)		$10.45	0.74%	0.60%	1.93%	2.20%	$979	98%
4/1/2012 - 3/31/2013	10.14	0.23	0.38	0.61	(0.23)		(0.07)	(0.30)		10.45	1.08%	0.60%	2.27%	6.10%	13,280	146%
12/19/2011 - 3/31/2012	10.00	0.06	0.15	0.21	(0.07)		—	(0.07)		10.14	2.04%	0.60%	2.06%	2.10%	12,251	73%
Advisor Class
4/1/2013 - 3/31/2014	$10.46	$0.20	$0.03	$0.23	($0.20)		($0.03)	($0.23)		$10.46	0.89%	0.60%	1.93%	2.25%	$9,595	98%
6/29/2012 - 3/31/2013	10.20	0.18	0.31	0.49	(0.16)		(0.07)	(0.23)		10.46	0.99%	0.60%	2.27%	4.85%	3,148	146%
PL Income Fund
Class A
4/1/2013 - 3/31/2014	$10.92	$0.32	($0.09)	$0.23	($0.33)		($0.16)	($0.49)		$10.66	1.16%	0.90%	3.03%	2.27%	$221,086	120%
4/1/2012 - 3/31/2013	10.61	0.30	0.55	0.85	(0.29)		(0.25)	(0.54)		10.92	1.17%	0.90%	2.76%	8.13%	333,987	171%
4/1/2011 - 3/31/2012	10.16	0.30	0.48	0.78	(0.30)		(0.03)	(0.33)		10.61	1.35%	0.90%	2.94%	7.79%	247,522	199%
12/31/2010 - 3/31/2011	10.00	0.09	0.16	0.25	(0.09)		—	(0.09)		10.16	1.77%	0.90%	3.62%	2.46%	5,300	142%
Class C
4/1/2013 - 3/31/2014	$10.93	$0.24	($0.10)	$0.14	($0.25)		($0.16)	($0.41)		$10.66	1.91%	1.65%	2.28%	1.41%	$122,946	120%
4/1/2012 - 3/31/2013	10.62	0.22	0.55	0.77	(0.21)		(0.25)	(0.46)		10.93	1.92%	1.65%	2.01%	7.37%	160,472	171%
6/30/2011 - 3/31/2012	10.32	0.17	0.33	0.50	(0.17)		(0.03)	(0.20)		10.62	2.07%	1.65%	2.17%	4.89%	76,726	199%
Class I
4/1/2013 - 3/31/2014	$10.93	$0.35	($0.09)	$0.26	($0.36)		($0.16)	($0.52)		$10.67	0.76%	0.65%	3.28%	2.53%	$1,187	120%
4/1/2012 - 3/31/2013	10.62	0.33	0.55	0.88	(0.32)		(0.25)	(0.57)		10.93	0.77%	0.65%	3.01%	8.39%	1,794	171%
4/1/2011 - 3/31/2012	10.16	0.36	0.44	0.80	(0.31)		(0.03)	(0.34)		10.62	0.95%	0.65%	3.42%	7.95%	1,292	199%
12/31/2010 - 3/31/2011	10.00	0.10	0.15	0.25	(0.09)		—	(0.09)		10.16	1.37%	0.65%	3.87%	2.48%	51,231	142%
Advisor Class
4/1/2013 - 3/31/2014	$10.95	$0.35	($0.10)	$0.25	($0.36)		($0.16)	($0.52)		$10.68	0.91%	0.65%	3.28%	2.53%	$69,489	120%
6/29/2012 - 3/31/2013	10.79	0.24	0.41	0.65	(0.24)		(0.25)	(0.49)		10.95	0.94%	0.67%	2.99%	5.97%	93,966	171%

See explanation of references on A-5

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (1)	Net Realized and Unrealized Gain	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Strategic Income Fund
Class A
4/1/2013 - 3/31/2014	$11.23	$0.48	$0.30	$0.78	($0.49)	($0.32)	($0.81)	$11.20	1.43%	1.05%	4.34%	7.25%	$37,896	190%
6/29/2012 - 3/31/2013	10.53	0.38	0.98	1.36	(0.36)	(0.30)	(0.66)	11.23	1.47%	1.05%	4.55%	13.12%	20,963	353%
Class C
4/1/2013 - 3/31/2014	$11.22	$0.40	$0.30	$0.70	($0.41)	($0.32)	($0.73)	$11.19	2.18%	1.80%	3.59%	6.51%	$23,451	190%
6/29/2012 - 3/31/2013	10.53	0.32	0.98	1.30	(0.31)	(0.30)	(0.61)	11.22	2.22%	1.80%	3.80%	12.52%	7,948	353%
Class I
4/1/2013 - 3/31/2014	$11.18	$0.52	$0.28	$0.80	($0.51)	($0.32)	($0.83)	$11.15	1.03%	0.80%	4.59%	7.51%	$1,686	190%
4/1/2012 - 3/31/2013	10.40	0.52	1.09	1.61	(0.53)	(0.30)	(0.83)	11.18	1.22%	0.80%	4.80%	15.94%	22,099	353%
12/19/2011 - 3/31/2012	10.00	0.14	0.38	0.52	(0.12)	—	(0.12)	10.40	1.78%	0.80%	4.84%	5.22%	17,796	156%
Advisor Class
4/1/2013 - 3/31/2014	$11.24	$0.51	$0.29	$0.80	($0.52)	($0.32)	($0.84)	$11.20	1.18%	0.80%	4.59%	7.42%	$9,302	190%
6/29/2012 - 3/31/2013	10.53	0.40	0.97	1.37	(0.36)	(0.30)	(0.66)	11.24	1.24%	0.82%	4.78%	13.31%	1,575	353%
PL Floating Rate Income Fund
Class A
4/1/2013 - 3/31/2014	$10.46	$0.40	$0.04	$0.44	($0.37)	($0.02)	($0.39)	$10.51	1.30%	1.05%	3.86%	4.30%	$375,848	123%
4/1/2012 - 3/31/2013	10.07	0.46	0.46	0.92	(0.43)	(0.10)	(0.53)	10.46	1.43%	1.05%	4.46%	9.36%	125,007	186%
12/30/2011 - 3/31/2012	9.81	0.13	0.24	0.37	(0.11)	—	(0.11)	10.07	1.55%	1.05%	5.33%	3.79%	12,071	139%
Class C
4/1/2013 - 3/31/2014	$10.45	$0.33	$0.04	$0.37	($0.30)	($0.02)	($0.32)	$10.50	2.05%	1.80%	3.11%	3.57%	$214,365	123%
4/1/2012 - 3/31/2013	10.07	0.38	0.46	0.84	(0.36)	(0.10)	(0.46)	10.45	2.18%	1.80%	3.71%	8.56%	63,045	186%
12/30/2011 - 3/31/2012	9.81	0.11	0.25	0.36	(0.10)	—	(0.10)	10.07	2.30%	1.80%	4.61%	3.68%	3,372	139%
Class I
4/1/2013 - 3/31/2014	$10.47	$0.43	$0.05	$0.48	($0.40)	($0.02)	($0.42)	$10.53	0.90%	0.80%	4.11%	4.65%	$96,635	123%
4/1/2012 - 3/31/2013	10.08	0.48	0.46	0.94	(0.45)	(0.10)	(0.55)	10.47	1.03%	0.80%	4.71%	9.56%	10,726	186%
6/30/2011 - 3/31/2012	10.00	0.34	0.06	0.40	(0.32)	—	(0.32)	10.08	1.24%	0.80%	4.60%	4.11%	41,834	139%
Advisor Class
4/1/2013 - 3/31/2014	$10.49	$0.43	$0.04	$0.47	($0.40)	($0.02)	($0.42)	$10.54	1.05%	0.80%	4.11%	4.54%	$368,122	123%
6/29/2012 - 3/31/2013	10.12	0.36	0.45	0.81	(0.34)	(0.10)	(0.44)	10.49	1.15%	0.80%	4.70%	8.13%	35,648	186%
PL Limited Duration High Income Fund (6)
Class A
7/31/2013 - 3/31/2014	$10.00	$0.26	$0.22	$0.48	($0.25)	($0.01)	($0.26)	$10.22	1.67%	1.08%	3.94%	4.85%	$8,677	53%
Class C
7/31/2013 - 3/31/2014	$10.00	$0.21	$0.22	$0.43	($0.22)	($0.01)	($0.23)	$10.20	2.42%	1.83%	3.19%	4.28%	$2,442	53%
Class I
7/31/2013 - 3/31/2014	$10.00	$0.28	$0.21	$0.49	($0.26)	($0.01)	($0.27)	$10.22	1.27%	0.83%	4.19%	4.87%	$22,227	53%
Advisor Class
7/31/2013 - 3/31/2014	$10.00	$0.28	$0.21	$0.49	($0.27)	($0.01)	($0.28)	$10.21	1.42%	0.83%	4.19%	4.89%	$1,860	53%

See explanation of references on A-5

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations					Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gain		Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (2)	Expenses After Reductions (2), (3)	Net Investment Income (Loss) (2)	Total Returns (4)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL High Income Fund
Class A
4/1/2013 - 3/31/2014	$11.16	$0.56		$0.25		$0.81	($0.55)	($0.20)	($0.75)	$11.22	1.67%	1.05%	5.03%	7.50%	$6,441	99%
6/29/2012 - 3/31/2013	10.57	0.46		0.84		1.30	(0.44)	(0.27)	(0.71)	11.16	1.87%	1.05%	5.57%	12.59%	3,497	154%
Class C
4/1/2013 - 3/31/2014	$11.16	$0.47		$0.25		$0.72	($0.47)	($0.20)	($0.67)	$11.21	2.42%	1.80%	4.28%	6.65%	$5,245	99%
6/29/2012 - 3/31/2013	10.57	0.40		0.85		1.25	(0.39)	(0.27)	(0.66)	11.16	2.62%	1.80%	4.82%	12.11%	2,203	154%
Class I
4/1/2013 - 3/31/2014	$11.09	$0.58		$0.24		$0.82	($0.57)	($0.20)	($0.77)	$11.14	1.27%	0.80%	5.28%	7.72%	$9,493	99%
4/1/2012 - 3/31/2013	10.58	0.63		0.82		1.45	(0.67)	(0.27)	(0.94)	11.09	1.78%	0.80%	5.82%	14.21%	8,810	154%
12/19/2011 - 3/31/2012	10.00	0.20		0.55		0.75	(0.17)	—	(0.17)	10.58	2.82%	0.80%	6.73%	7.50%	7,523	93%
Advisor Class
4/1/2013 - 3/31/2014	$11.18	$0.58		$0.24		$0.82	($0.57)	($0.20)	($0.77)	$11.23	1.42%	0.80%	5.28%	7.67%	$3,064	99%
6/29/2012 - 3/31/2013	10.57	0.48		0.85		1.33	(0.45)	(0.27)	(0.72)	11.18	1.63%	0.81%	5.81%	12.87%	279	154%
PL Diversified Alternatives Fund (7)
Class A
12/31/2013 - 3/31/2014	$10.00	($0.01)		($0.00	)(5)	($0.01)	$—	$—	$—	$9.99	3.36%	0.85%	(0.34%)	(0.10%)	$10	1%
Class C
12/31/2013 - 3/31/2014	$10.00	($0.03)		($0.00	)(5)	($0.03)	$—	$—	$—	$9.97	4.11%	1.60%	(1.09%)	(0.30%)	$10	1%
Advisor Class
12/31/2013 - 3/31/2014	$10.00	($0.00	)(5)	($0.01)		($0.01)	$—	$—	$—	$9.99	3.11%	0.60%	(0.09%)	(0.10%)	$1,978	1%

(1)	Net investment income (loss) per share has been calculated using the average shares method.
(2)	The ratios are annualized for periods of less than one full year.
(3)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements. The expense ratios for all the PL Portfolio Optimization Funds do not include fees and expenses of the underlying funds in which the PL Portfolio Optimization Funds invest.
(4)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(5)	Amount represents less than $0.005 per share.
(6)	All share classes of the PL Limited Duration High Income Fund commenced operations on July 31, 2013.
(7)	PL Diversified Alternatives Fund commenced operations on December 31, 2013.

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Trust in the following documents:

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Funds included in this prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Trust’s Funds (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Trust’s Funds (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain Funds. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Trust’s Funds.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding the selective disclosure of Fund holdings. The SAI is considered to be part of this prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI, and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificlifefunds.htm). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificLifeFundsMonthlyHoldings.htm. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Life Funds, 4400 Computer Drive, Westborough MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2)

Website: www.PacificLife.com

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about the Trust on the EDGAR Database on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

Pacific Life Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Visit us at our Website: www.PacificLife.com/PacificLifeFunds.htm

3050-14A

Prospectus dated August 1, 2014

Class P Shares

Fund
U.S. Fixed Income:	PL Floating Rate Income Fund
PL Floating Rate Loan Fund
PL Inflation Managed Fund
PL Managed Bond Fund
PL Short Duration Bond Fund
Non-U.S. Fixed Income:	PL Emerging Markets Debt Fund
U.S. Equity:	PL Comstock Fund
PL Growth Fund
PL Large-Cap Growth Fund
PL Large-Cap Value Fund
PL Main Street® Core Fund
PL Mid-Cap Equity Fund
PL Mid-Cap Growth Fund
PL Small-Cap Growth Fund
PL Small-Cap Value Fund
Sector:	PL Real Estate Fund
Non-U.S. Equity:	PL Emerging Markets Fund
PL International Large-Cap Fund
PL International Value Fund
Alternative Strategies:	PL Currency Strategies Fund
PL Global Absolute Return Fund
PL Precious Metals Fund

You should be aware that the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

Fund Summaries

U.S. Fixed Income Funds:

PL Floating Rate Income Fund	4
PL Floating Rate Loan Fund	7
PL Inflation Managed Fund	10
PL Managed Bond Fund	14
PL Short Duration Bond Fund	19
Non-U.S. Fixed Income Fund:

PL Emerging Markets Debt Fund	22
U.S. Equity Funds:

PL Comstock Fund	26
PL Growth Fund	29
PL Large-Cap Growth Fund	32
PL Large-Cap Value Fund	34
PL Main Street Core Fund	36
PL Mid-Cap Equity Fund	38
PL Mid-Cap Growth Fund	40
PL Small-Cap Growth Fund	42
PL Small-Cap Value Fund	45
Sector Fund:

PL Real Estate Fund	48
Non-U.S. Equity Funds:

PL Emerging Markets Fund	51
PL International Large-Cap Fund	54
PL International Value Fund	57
Alternative Strategies Funds:

PL Currency Strategies Fund	60
PL Global Absolute Return Fund	64
PL Precious Metals Fund	68
Additional Summary Information	72
Additional Information About Principal Investment Strategies and Risks	72
PL Floating Rate Income Fund	72
PL Floating Rate Loan Fund	73
PL Inflation Managed Fund	74
PL Managed Bond Fund	75
PL Short Duration Bond Fund	77
PL Emerging Markets Debt Fund	78
PL Comstock Fund	79
PL Growth Fund	79
PL Large-Cap Growth Fund	80
PL Large-Cap Value Fund	80
PL Main Street Core Fund	81
PL Mid-Cap Equity Fund	81
PL Mid-Cap Growth Fund	82
PL Small-Cap Growth Fund	82
PL Small-Cap Value Fund	83
PL Real Estate Fund	83
PL Emerging Markets Fund	84
PL International Large-Cap Fund	85
PL International Value Fund	85
PL Currency Strategies Fund	86
PL Global Absolute Return Fund	87
PL Precious Metals Fund	88
General Investment Information	89
Additional Risk Information	90
Additional Information About Fees and Expenses	97
Overview of the Class P Shares	98
Execution of Your Requests	98
Additional Information About Fund Performance	99
Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund	99
Index Definitions	100
Other Fund Information	101

2

How Share Prices Are Calculated	101
Prevention of Disruptive Trading	103
Dividends and Distributions	103
General Summary of Tax Consequences	103
Fund Organization	104
About Management	104
Financial Highlights	114

Where To Go For More Information	back cover of this prospectus

3

PL Floating Rate Income Fund

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.91%
Less Expense Reimbursement[1]	(0.05%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.86%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 12/31/2014, and 0.20% from 1/1/2015 through 7/31/2016. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$88	$280	$494	$1,110

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 123% of the average value of the Fund.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund generally invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities (in the aggregate, and up to 10% of its assets in each type of instrument or security), including but not limited to fixed rate loans, fixed rate debt securities and instruments that the Manager believes have the potential for capital appreciation (including non-income producing instruments).

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments may include those that are stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

4

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Investments in junior loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets,

5

multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)1

Class P return for the period 1/1/14 through 6/30/14: 2.11%

Best and worst quarterly performance reflected within the bar chart: Q1 2013: 2.74%; Q2 2013: 0.14%

Average Annual Total Returns[1] (For the periods ended December 31, 2013)	1 year	Since Inception
Class P (incepted December 31, 2012) (before taxes)	6.21%	6.21%
Class P (after taxes on distributions)	4.43%	4.43%
Class P (after taxes on distributions and sale of shares)	3.49%	3.49%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	6.15%	6.15%

1 The bar chart and table previously showed the performance of the Fund’s Class I shares, which are not offered in this prospectus, since the Class P shares did not yet have a calendar year of returns. Returns differ to the extent that Class P shares and Class I shares have different expenses.

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Management Firm – Pacific Asset Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception

J.P. Leasure, Senior Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

6

PL Floating Rate Loan Fund

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.02%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.22%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%

1 The investment adviser has agreed to waive 0.10% of its management fee through 7/31/2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with Eaton Vance Investment Managers is terminated.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$303	$542	$1,228

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 73% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the Fund invests include senior loans of domestic and foreign borrowers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. The Fund may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the Fund may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The Fund is expected to invest substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser. Such instruments include those that may be stressed, distressed or in default. The sub-adviser seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market. The sub-adviser seeks to maintain broad borrower and industry diversification among the Fund’s senior loans.

Subject to other limitations described above, the Fund may invest up to 25% of its assets in foreign senior loans and foreign securities.

The Fund may invest up to 20% (in the aggregate) of its assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market securities; (ii) warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates and subordinated bridge loans; (iv) secured and unsecured subordinated loans; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all which may be fixed or floating rate; (vii) other floating rate debt instruments, such as notes and asset backed securities (including special purpose trusts investing in bank loans); and (viii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.

When selecting an investment, the sub-adviser seeks to implement a systematic risk-weighted approach that utilizes a fundamental analysis of risk/return characteristics. An investment may be sold if, in the opinion of the sub-adviser, the risk/return profile deteriorates or to pursue more attractive investment opportunities. The sub-adviser considers preservation of capital in its investment decisions when consistent with the Fund’s investment goal.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values

7

fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Declines in interest rates may increase borrowers’ prepayments of debt obligations and require the Fund to reinvest these assets at lower yields which could reduce returns. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the

8

securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 1.20%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 11.24%; Q3 2011: (2.66%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted June 30, 2008) (before taxes)	4.82%	10.45%	4.87%
Class P (after taxes on distributions)	2.76%	8.67%	3.12%
Class P (after taxes on distributions and sale of shares)	2.99%	7.58%	3.10%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	5.29%	14.37%	6.35%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Eaton Vance Investment Managers. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott H. Page, CFA, Vice President	Since 2010
Andrew N. Sveen, CFA, Vice President	Since 2010
Craig P. Russ, Vice President	Since 2010

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

9

PL Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.64%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.56%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$57	$197	$349	$791

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 36% of the average value of the Fund.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest in other investments, including debt securities issued by the U.S. government and its agencies and non-U.S. governments or their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments and forward commitments relating to the previously mentioned securities. The Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). The Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

When selecting securities, the sub-adviser:

•  Decides what duration to maintain. The Fund’s weighted average duration is generally expected to be within approximately 3 years of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

• Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

A substantial portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market.

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In addition to the strategies described above, the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be

11

more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

12

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 6.35%

Best and worst quarterly performance reflected within the bar chart: Q1 2008: 6.43%; Q2 2013: (8.21%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted December 31, 2002) (before taxes)	(9.38%)	6.30%	4.62%
Class P (after taxes on distributions)	(9.98%)	4.03%	2.49%
Class P (after taxes on distributions and sale of shares)	(5.12%)	4.38%	2.94%
Barclays U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	(8.61%)	5.63%	4.85%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Investment Management Company LLC. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mihir P. Worah, Deputy Chief Investment Officer, Managing Director and Portfolio Manager	Since 2008

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

13

PL Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.63%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$194	$343	$779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 530% of the average value of the Fund.

Principal Investment Strategies

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“WAMCO”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and WAMCO and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

Each sub-adviser may invest in derivatives based on debt securities and uses futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt securities in which this portion of the Fund invests includes debt securities issued by the U.S. government and its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by non-U.S. governments and their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); and convertible securities and inflation-indexed debt securities. This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, PIMCO will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

When selecting securities for its portion of the Fund, PIMCO:

• Decides what duration to maintain. The weighted average duration for this portion of the Fund is generally expected to be within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 5.65 years as of March 31, 2014.

14

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

• Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

WAMCO managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; and mortgage-backed securities. This portion of the Fund may invest up to 25% of its assets in securities that are rated noninvestment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by WAMCO. This portion of the Fund may also invest up to 25% of its assets in foreign securities, including emerging markets securities. However, this portion of the Fund will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. This portion of the Fund is limited to 10% of its assets in unhedged foreign currency exposure.

Generally, WAMCO expects the weighted average duration for its portion of the Fund to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

WAMCO uses futures contracts, forwards, swaps and options (i.e., derivatives). WAMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, WAMCO employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Issue selection is primarily a bottom-up process to determine mispriced or undervalued securities. Research provides ongoing assessment of changing credit characteristics and securities with characteristics such as floating interest rates, hidden underlying assets or credit backing, and securities issued in mergers. WAMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits.

15

When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law

16

changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 3.19%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 7.56%; Q3 2008: (3.58%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	(1.43%)	6.66%	5.35%
Class P (after taxes on distributions)	(2.19%)	5.03%	3.68%
Class P (after taxes on distributions and sale of shares)	(0.73%)	4.65%	3.59%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(2.02%)	4.44%	4.55%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

17

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – Pacific Investment Management Company LLC and Western Asset Management Company. The primary persons responsible for day-to-day management of the Fund are:

Pacific Investment Management Company LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
William H. Gross, Chief Investment Officer and Managing Director	Since 2008

Western Asset Management Company

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Michael C. Buchanan, CFA, Portfolio Manager	Since 2014
Carl L. Eichstaedt, CFA, Portfolio Manager	Since 2014
Keith J. Gardner, Portfolio Manager	Since 2014
Mark S. Lindbloom, Portfolio Manager	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

18

PL Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.40%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.64%
Less Expense Reimbursement[1]	(0.09%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.55%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$56	$196	$348	$790

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 43% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track duration of the Barclays 1-3 Year U.S. Government/Credit Bond Index (plus or minus a half-year), which was 1.85 years as of March 31, 2014, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 15% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are sold to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover

19

amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

20

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 0.90%

Best and worst quarterly performance reflected within the bar chart: Q1 2008: 2.69%; Q2 2004: (1.24%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted December 31, 2003) (before taxes)	0.44%	2.27%	2.32%
Class P (after taxes on distributions)	(0.14%)	1.72%	1.55%
Class P (after taxes on distributions and sale of shares)	0.25%	1.55%	1.55%
Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	0.64%	2.02%	2.91%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Edward A. Wiese, CFA, Vice President	Since 2011

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

21

PL Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.79%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.06%
Less Expense Reimbursement[1]	(0.12%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.94%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$96	$325	$573	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 116% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities, and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser:

• Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

• Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift exposure to foreign currency fluctuations from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions (not including overnight cash management transactions).

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates many factors ranging from global factors like interest rate expectations, currency movements among the world’s three leading economic regions, and market sentiment and liquidity, to extensive review of individual countries and issuers and comparisons between countries. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

The Fund is non-diversified.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in

23

periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index, the J.P. Morgan EMBI Global Diversified Index. To further assist in performance comparison, the returns of the J.P. Morgan ELMI+ Index and the J.P. Morgan GBI-EM Global Diversified Index are also shown in the table as well as an Emerging Markets Debt Composite Benchmark comprised of 50% J.P. Morgan EMBI Global Diversified Index, 25% J.P. Morgan ELMI+ Index and 25% J.P. Morgan GBI-EM Global Diversified Index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 6.06%

Best and worst quarterly performance reflected within the bar chart: Q4 2013: 0.62%; Q2 2013: (6.08%)

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Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class P (incepted June 29, 2012) (before taxes)	(6.45%)	1.72%
Class P (after taxes on distributions)	(8.13%)	(0.13%)
Class P (after taxes on distributions and sale of shares)	(3.65%)	0.58%
J.P. Morgan EMBI Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(5.25%)	2.56%
J.P. Morgan ELMI+ Index (reflects no deductions for fees, expenses or taxes)	(2.04%)	1.43%
J.P. Morgan GBI-EM Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(8.98%)	(0.44%)
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees, expenses or taxes)	(5.37%)	1.56%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ashmore Investment Management Limited. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Coombs, Chief Executive Officer and Chairman of the Investment Committee	Since Inception
Ricardo Xavier, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Herbert Saller, Senior Portfolio Manager and Member of the Investment Committee	Since Inception
Robin Forrest, Senior Portfolio Manager and Member of the Investment Committee	Since 2012

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

25

PL Comstock Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.89%

1 The investment adviser has agreed to waive 0.015% (rounded in the fee table) of its management fee through 7/31/2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with Invesco Advisers, Inc. is terminated.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$91	$301	$529	$1,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 14% of the average value of the Fund.

Principal Investment Strategies

The sub-adviser invests primarily in common stocks. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies.

The Fund may invest up to 25% of its assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and those in emerging market countries.

The sub-adviser may use foreign currency forwards, which are sold to hedge against currency fluctuations.

Fund securities are typically sold when the sub-adviser’s assessment of the capital growth and income potential of such securities materially changes.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

26

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

27

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 6.47%

Best and worst quarterly performance reflected within the bar chart: Q3 2009: 19.00%; Q4 2008: (24.39%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	35.07%	18.11%	6.65%
Class P (after taxes on distributions)	34.79%	17.90%	6.33%
Class P (after taxes on distributions and sale of shares)	20.08%	14.76%	5.41%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	32.53%	16.67%	7.58%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Invesco Advisers, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kevin Holt, CFA, Lead Portfolio Manager	Since 2003
Devin Armstrong, CFA, Portfolio Manager	Since 2007
James Warwick, Portfolio Manager	Since 2007
Matthew Seinsheimer, CFA, Portfolio Manager	Since 2010

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

28

PL Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.55%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.79%
Less Expense Reimbursement[1]	(0.09%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.70%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$72	$243	$430	$970

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 76% of the average value of the Fund.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). While the sub-adviser may invest the Fund’s assets in companies of any size, the sub-adviser generally focuses on companies with large capitalizations. The Fund may invest up to 25% of its assets in foreign securities.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

29

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 2.77%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 16.00%; Q4 2008: (22.82%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	33.41%	17.29%	6.54%
Class P (after taxes on distributions)	33.22%	17.11%	6.38%
Class P (after taxes on distributions and sale of shares)	19.06%	14.03%	5.30%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	33.48%	20.39%	7.83%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return

30

before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric B. Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Matthew D. Sabel, Investment Officer and Portfolio Manager	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

31

PL Large-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.11%)
Total Annual Operating Expenses After Fee Waiver and Expense Reimbursement	0.86%

1 The investment adviser has agreed to waive 0.045% (rounded in the fee table) of its management fee through 7/31/2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with BlackRock Investment Management, LLC is terminated.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$88	$298	$526	$1,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 163% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks (stocks of companies with market capitalization of $2 billion or more) of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and

32

unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 0.67%

Best and worst quarterly performance reflected within the bar chart: Q1 2012: 19.35%; Q4 2008: (26.50%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	37.43%	20.94%	4.56%
Class P (after taxes on distributions)	29.32%	19.19%	3.65%
Class P (after taxes on distributions and sale of shares)	24.65%	16.86%	3.51%
Russell 1000 Growth Index (reflects no deductions for the fees, expenses or taxes)	33.48%	20.39%	7.83%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Lawrence G. Kemp, CFA, Managing Director	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

33

PL Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.86%
Less Expense Reimbursement[1]	(0.06%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$268	$471	$1,055

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 13% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued or expected to grow.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political,

34

regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 6.89%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 15.67%; Q4 2008: (19.19%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	31.79%	16.26%	6.66%
Class P (after taxes on distributions)	31.35%	15.95%	6.31%
Class P (after taxes on distributions and sale of shares)	18.36%	13.19%	5.42%
Russell 1000 Value Index (reflects no deductions for the fees, expenses or taxes)	32.53%	16.67%	7.58%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – ClearBridge Investments, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Robert Feitler, Managing Director	Since 2004
Dmitry Khaykin, Managing Director	Since 2007

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

35

PL Main Street® Core Fund

Investment Goal

This Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.45%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.67%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.60%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$61	$207	$366	$828

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 66% of the average value of the Fund.

Principal Investment Strategies

This Fund principally invests in common stocks of U.S. companies with large market capitalizations. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the Russell 1000 Index. As of March 31, 2014, the market capitalization range of the Russell 1000 Index was approximately $968.00 million to $504.00 billion. The Fund may also invest in mid-capitalization companies.

The sub-adviser uses fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks.

The sub-adviser seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The sub-adviser will consider selling securities when:

• the stock price is approaching a target price set by the sub-adviser;

• the company’s competitive position deteriorates;

• the sub-adviser is not confident about the company’s management or decisions; or

• the sub-adviser has identified alternative investment opportunities it believes are more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments

36

may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 6.26%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 18.36%; Q4 2008: (22.26%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted September 30, 2005) (before taxes)	31.66%	17.87%	6.51%
Class P (after taxes on distributions)	31.37%	17.68%	6.20%
Class P (after taxes on distributions and sale of shares)	18.15%	14.56%	5.20%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39%	17.94%	7.33%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – OppenheimerFunds, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Manind Govil, CFA, Senior Vice President and Lead Portfolio Manager	Since 2009
Benjamin Ram, Vice President and Co-Portfolio Manager	Since 2009

Paul Larson, Vice President and Co-Portfolio Manager	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

37

PL Mid-Cap Equity Fund

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.87%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$271	$475	$1,066

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 114% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of March 31, 2014, the market capitalization range for the Russell Midcap Index was approximately $968.00 million to $35.70 billion.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through American Depositary Receipts (“ADRs”).

The sub-adviser seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the sub-adviser considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to

38

these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 5.62%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.83%; Q4 2008: (26.71%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted December 31, 2004) (before taxes)	36.22%	18.70%	6.24%
Class P (after taxes on distributions)	33.23%	18.09%	5.31%
Class P (after taxes on distributions and sale of shares)	22.11%	15.16%	4.78%
Russell Midcap Index (reflects no deductions for the fees, expenses or taxes)	34.76%	22.36%	9.16%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Scout Investments, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013
Jason J. Votruba, CFA, Co-Portfolio Manager	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

39

PL Mid-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.70%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.93%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%

1 The investment adviser has agreed to waive 0.05% of its management fee through 7/31/2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with Ivy Investment Management Company is terminated.

2  The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$283	$502	$1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 135% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of March 31, 2014, the market capitalization range for the Russell Midcap Growth Index was approximately $1.15 billion to $35.70 billion. The Fund invests primarily in “growth” stocks.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive opportunities or to raise cash.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market

40

as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 3.84%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 25.90%; Q4 2008: (26.17%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	33.22%	22.49%	10.61%
Class P (after taxes on distributions)	24.79%	19.79%	8.63%
Class P (after taxes on distributions and sale of shares)	23.37%	18.36%	8.62%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	35.74%	23.37%	9.77%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Ivy Investment Management Company. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kimberly A. Scott, CFA, Senior Vice President	Since 2013

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

41

PL Small-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.60%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.83%
Less Expense Reimbursement[1]	(0.08%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$77	$257	$453	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 84% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the market capitalization in the Russell 2000 Growth Index. As of March 31, 2014, the market capitalization range for this index was approximately $61.00 million to $10.62 billion.

The Fund may invest in equity securities of foreign companies, including emerging market companies, provided they are traded on U.S. exchanges or are denominated in U.S. dollars. The Fund may also invest in American Depositary Receipts (“ADRs”).

The Fund invests primarily in common stocks of companies demonstrating above-average, long-term growth potential. The sub-adviser seeks to identify companies that it believes are strongly positioned in the developing growth phase, which it defines as the period of swift development after a company’s startup phase when growth occurs at a typically much more rapid rate than that of established companies in their mature years.

The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may

42

adversely impact investments or issuers in another market, country or region.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: (0.84%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 20.41%; Q4 2008: (27.18%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	33.60%	21.89%	7.07%
Class P (after taxes on distributions)	32.81%	21.74%	6.36%
Class P (after taxes on distributions and sale of shares)	19.64%	17.99%	5.62%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	43.30%	22.58%	9.41%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Lord, Abbett & Co. LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
F. Thomas O’Halloran, J.D., CFA, Partner and Director	Since 2014
Arthur K. Weise, CFA, Partner and Portfolio Manager	Since 2014

43

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

44

PL Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.98%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.91%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$93	$305	$535	$1,195

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 41% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. The sub-adviser may invest in real estate investment trusts (“REITs”). As of
March 31, 2014, the market capitalization range of the Russell 2000 Value Index was approximately $18.00 million to $10.62 billion. The Fund may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries and American Depositary Receipts (“ADRs”).

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and

45

unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose the Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 4.75%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 17.60%; Q4 2008: (22.44%)

46

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted June 29, 2007) (before taxes)	32.34%	18.64%	6.95%
Class P (after taxes on distributions)	30.56%	18.12%	6.53%
Class P (after taxes on distributions and sale of shares)	19.72%	15.22%	5.51%
Russell 2000 Value Index (reflects no deductions for the fees, expenses or taxes)	34.52%	17.64%	5.22%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AllianceBernstein L.P. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

47

PL Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.90%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.12%
Less Expense Reimbursement[1]	(0.07%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$107	$349	$610	$1,357

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 18% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Fund focuses on REITs, as well as real estate operating companies (“REOCs”), that invest in a variety of property types and regions. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The Fund may invest in small-, mid- and large-capitalization companies. The Fund may also focus its investments in a smaller number of holdings.

The sub-adviser uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the sub-adviser uses a “bottom-up” process that is based upon the sub-adviser’s internal proprietary models which analyze/evaluate various valuation metrics in an effort to select individual securities which will provide the best overall real estate value. The “top-down” process seeks diversified exposure to all major asset classes in the real estate and related industries with exposure to property markets that offer the best relative valuation and growth prospects.

The sub-adviser may sell a holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and growth prospects or versus other securities in the investment universe.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Industry Concentration Risk: Concentrating investments in a single industry or group of related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of related industries. Because the Fund has a policy to concentrate its investments in securities of issuers of real estate investment trusts and industries related to real estate, the Fund may perform poorly during a downturn in those industries.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-

48

capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose the Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a sector index which is comprised of securities that are more similar in character to those held by the Fund than those in the broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

49

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 17.12%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 30.67%; Q4 2008: (37.93%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted December 31, 2004) (before taxes)	1.74%	16.08%	5.98%
Class P (after taxes on distributions)	1.00%	15.51%	5.23%
Class P (after taxes on distributions and sale of shares)	1.00%	12.75%	4.65%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39%	17.94%	7.03%
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)	2.47%	16.50%	6.12%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Morgan Stanley Investment Management Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Theodore R. Bigman, Managing Director	Since 2004
Bill Grant, Managing Director	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

50

PL Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.80%
Other Expenses	0.47%
Total Annual Operating Expenses	1.27%
Less Expense Reimbursement[1]	(0.32%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$97	$335	$592	$1,374

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 31% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that are economically tied to an emerging market. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The Fund principally invests in common stock and other equity securities.

In selecting securities, the sub-adviser looks primarily for foreign companies in emerging markets with high growth potential. The sub-adviser uses fundamental analysis of a company’s financial statements, management structure, operations, product development and competitive positioning in its industry, and considers the special factors and risks of the country in which the issuer operates.

The sub-adviser considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from certain global trends.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less

51

stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

52

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 5.78%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 38.53%; Q4 2008: (28.06%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	Since Inception
Class P (incepted September 30, 2005) (before taxes)	8.75%	20.12%	10.84%
Class P (after taxes on distributions)	8.09%	19.73%	9.77%
Class P (after taxes on distributions and sale of shares)	5.49%	16.51%	8.78%
MSCI Emerging Markets Index (Net) (reflects no deductions for fees or expenses)	(2.60%)	14.79%	7.65%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – OppenheimerFunds, Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Senior Vice President and Portfolio Manager	Since 2007

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

53

PL International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.10%
Less Expense Reimbursement[1]	(0.10%)
Total Annual Fund Operating Expenses After Expense Reimbursement	1.00%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$102	$340	$597	$1,331

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 14% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations. The sub-adviser generally considers a company to be an international large-capitalization company if it has a market capitalization of $3 billion or more. The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered. The sub-adviser may invest the Fund’s assets in the stocks of growth companies, in the stocks of value companies, or in a combination of growth and value companies.

The Fund invests a significant amount of its assets outside the U.S. The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in at least 10 different non-U.S. countries.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

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• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 2.73%

Best and worst quarterly performance reflected within the bar chart: Q3 2009: 20.63%; Q3 2011: (20.38%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	18.37%	13.53%	8.12%
Class P (after taxes on distributions)	18.06%	13.29%	7.67%
Class P (after taxes on distributions and sale of shares)	10.66%	10.90%	6.71%
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses)	22.78%	12.44%	6.91%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as

55

401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009
Marcus L. Smith, Investment Officer and Portfolio Manager	Since 2004

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

56

PL International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.91%
Less Expense Reimbursement[1]	(0.11%)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$82	$279	$493	$1,109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 54% of the average value of the Fund.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the sub-adviser believes to be undervalued. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). As of March 31, 2014, the market capitalization range for the MSCI EAFE Index (Net) was approximately $1.66 billion to $254.70 billion. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in American Depositary Receipts (“ADRs”).

Under normal conditions, the Fund generally expects to invest in at least 10 different non-U.S. countries and in a range of 60 to 90 companies. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The sub-adviser may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits.

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When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 1.42%

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 25.11%; Q4 2008: (23.60%)

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Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	5 years	10 years
Class P (incepted September 28, 2001) (before taxes)	21.55%	10.36%	3.40%
Class P (after taxes on distributions)	20.89%	9.92%	2.67%
Class P (after taxes on distributions and sale of shares)	12.73%	8.32%	2.97%
MSCI EAFE Index (Net) (reflects no deductions for fees or expenses)	22.78%	12.44%	6.91%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – J.P. Morgan Investment Management Inc. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Gerd Woort-Menker, CFA, Managing Director	Since 2011

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

59

PL Currency Strategies Fund

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.65%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.93%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 49% of the average value of the Fund.

Principal Investment Strategies

This Fund is sub-advised by both UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between UBS and MCG and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing global currency strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal market conditions, this Fund principally invests in derivatives and high quality debt securities to establish exposures to global currencies. “Currency Strategies” in the Fund’s name refers to the Fund’s strategies to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Each sub-adviser will primarily implement these currency strategies using non-deliverable forward foreign currency contracts (“NDFs”), a type of derivative. The Fund may invest a significant portion of its assets in a single currency, a small number of currencies, or currencies in a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market currencies. The Fund may also focus its investments in a smaller number of holdings.

Each sub-adviser seeks to gain positive exposure to currencies that it believes are undervalued and negative exposure to currencies that it believes are overvalued. Such exposures are primarily obtained by investing in forward positions on currency using NDFs and by holding foreign currency. Generally, positive exposure means having a long position in a specific currency and negative exposure indicates a short position in a specific currency. The Fund typically gains when currencies in which the Fund has long positions appreciate relative to the currencies in which the Fund has short positions. The Fund incurs a loss when currencies in which it has short positions appreciate relative to the currencies in which the Fund has long positions.

Each sub-adviser will make extensive use of NDFs in order to gain or increase exposure to various currencies (whether long or short positions) and to hedge against foreign currency fluctuations. Each sub-adviser uses these derivatives in a way that typically has a leveraging effect on the Fund’s exposure to specific investment opportunities. Such exposure may be several times the value of the Fund’s assets. As such, the Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used.

With respect to the portion of the Fund invested in debt securities, the Fund may invest in cash deposits and short-term high quality U.S. and non-U.S. government debt securities for short-term investment, cash management purposes and to maintain asset coverage requirements for the Fund’s derivative positions. Foreign currency exposure resulting from investments in foreign debt securities may be hedged back to U.S. dollars if the sub-adviser is not seeking to gain exposure to the foreign currency.

UBS managed portion: In addition to the NDFs described above, UBS can also use currency options as another way of gaining exposure to currency exchange rates. When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG managed portion: MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a

60

shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund’s strategy involves the use of leverage, and the Fund’s performance may from time to time be more volatile than many other Funds. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

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• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

•  Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

•  U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government

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will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: (4.78%)

Best and worst quarterly performance reflected within the bar chart: Q2 2013: 6.98%; Q3 2013: (7.52%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class P (incepted December 7, 2012) (before taxes)	3.11%	3.40%
Class P (after taxes on distributions)	1.76%	2.13%
Class P (after taxes on distributions and sale of shares)	1.77%	2.02%
Citigroup 1-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.03%	0.04%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – UBS Global Asset Management (Americas) Inc. and Macro Currency Group. The primary persons responsible for day-to-day management of the Fund are:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund

Jonathan Davies, CFA, Managing Director, Head of Currency – Global Investment Solutions	Since Inception
Jon D. Adams, CFA, Director, Portfolio Manager	Since Inception

Macro Currency Group

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Mark Farrington, Managing Director, Head of Macro Currency Group and Portfolio Manager	Since 2014
Dr. Ivan Petej, Managing Director, Head of Portfolio Construction and Quantitative Strategy and Portfolio Manager	Since 2014

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

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PL Global Absolute Return Fund

Investment Goal

This Fund seeks to provide total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.80%
Other Expenses	0.54%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.36%
Less Expense Reimbursement[1]	(0.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.25%

1 The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.25% through July 31, 2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon approval of the Board of Trustees and prior written notice to the investment adviser. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the Fund to exceed the current expense cap.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$127	$420	$734	$ 1,626

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 115% of the average value of the Fund.

Principal Investment Strategies

This Fund invests in securities, derivatives and other instruments to establish long and short investment exposures around the world. The sub-adviser typically seeks to establish such investment exposures to individual countries based on its view of the investment merits of a country. The Fund normally invests in multiple countries and is expected to have significant exposure to foreign currencies. The Fund’s long and short investments are primarily government (“sovereign”) exposures, including sovereign debt, currencies, and investments relating to interest rates. The Fund may also invest in corporate debt of both foreign and domestic issuers, including banks. The Fund may invest a significant portion of its assets in a single country, a small number of countries, or a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market countries. The Fund normally invests at least 40% of its net assets in foreign investments.

In seeking its investment goal, the Fund may invest in debt securities of any credit quality, including securities that are non-investment grade (high yield/high risk, sometimes called “junk bonds”), and a wide variety of derivative instruments. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to): forward foreign currency contracts; futures contracts on securities, indices, currencies, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The sub-adviser generally will make extensive use of derivatives to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to shift exposure to foreign currency fluctuations from one country to another, to change the effective duration of the Fund, to manage certain investment risks and as a substitute for direct investment in any security or instrument in which the Fund may invest. Duration management is part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. The shorter a fund’s duration, the less sensitive it is to changes in interest rates.

The sub-adviser may use derivatives that have a leveraging effect to increase the Fund’s exposure to specific investment opportunities. Such exposure may be several times the value of the Fund’s assets. As such, the Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used. The Fund may also engage in repurchase agreements and short sales. The Fund typically has significant exposure to foreign investments and derivatives.

The Fund employs an absolute return investment approach, which seeks to produce positive returns over a complete market cycle. However, the Fund may experience negative returns over both shorter and longer-term time horizons.

The sub-adviser utilizes top-down economic and political analysis to identify investment opportunities throughout the world, including in both developed and emerging markets. The sub-adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies through an analysis of global economies, markets, political conditions and other factors. The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund’s strategy involves the use of leverage, and the Fund’s performance may

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from time to time be more volatile than many other Funds. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, the Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

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• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

• Short Sale Risk: Engaging in short sales of securities that the Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, the Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. Short sales may also incur transaction costs and borrowing fees for the Fund and subject the Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment.

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• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 1.76%

Best and worst quarterly performance reflected within the bar chart: Q1 2013: 1.70%; Q3 2013: (2.60%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class P (incepted December 7, 2012) (before taxes)	(1.46%)	(1.12%)
Class P (after taxes on distributions)	(2.38%)	(2.01%)
Class P (after taxes on distributions and sale of shares)	(0.82%)	(1.25%)
BofA Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.07%	0.08%

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Eaton Vance Investment Managers. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
John R. Baur, Vice President	Since Inception
Michael A. Cirami, CFA, Vice President	Since Inception
Eric A. Stein, CFA, Vice President	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

67

PL Precious Metals Fund

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.25%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.01%
Less Fee Waiver[1]	(0.07%)
Total Annual Fund Operating Expenses after Fee Waiver	0.94%

1 The investment adviser has agreed to waive 0.07% of its management fee through 7/31/2015. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon approval of the Board of Trustees and prior notice to the investment adviser, or (iii) if the sub-advisory agreement with Wells Capital Management Incorporated is terminated.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown, except for the fee waiver and expense caps, which are only reflected for the contractual periods. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$96	$315	$551	$1,230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 12% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in investments related to precious metals. The Fund emphasizes investments (typically equity securities) in U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from the exploration, mining, development, production or distribution of gold, silver, platinum, or other precious metals, with a primary focus on those investments related to gold. The Fund typically invests a significant amount of its assets in companies that are engaged in or derive significant revenue from such gold-related activities, but it may from time to time emphasize companies engaged in or that derive significant revenue from activities related to other precious metals. The Fund may also invest in small-, mid- and large-capitalization companies. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may also focus its investments in a smaller number of holdings.

The Fund may invest any amount of its assets in equity securities of foreign issuers, including American Depositary Receipts (“ADRs”) and similar instruments, and may invest up to 40% of its assets in emerging market countries. The Fund’s foreign securities are typically denominated in non-U.S. currencies. The Fund may invest up to 25% of its assets in debt securities of U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from activities related to precious metals.

When selecting securities for investment, the sub-adviser takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection. In the top-down analysis, the sub-adviser considers factors such as geopolitical risks, the relative strength of the U.S. dollar, jewelry demand, inflation expectations, the seasonality of gold and other precious metals, investment demand and relative valuation levels for the precious metals universe. From a bottom-up perspective, the sub-adviser looks for companies that are positioned to improve their relative value over time. The sub-adviser may sell a holding when it changes its country or industry and sector views, the valuation target or investment objective is reached for that position, there is deterioration in the underlying fundamentals of the business or a change of significance in the price of the issuer, or the sub-adviser identifies a more attractive investment opportunity.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The performance of the Fund is also generally expected to have a higher correlation to the price of gold over long-term periods, although the actual performance of the Fund may not be correlated with the price of gold over short- or long-term periods, including if the Fund has sizable non-gold-related holdings. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is non-diversified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. The Fund may be affected by the following principal risks:

• Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to

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underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•  Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies have the potential for above-average or rapid growth but may be subject to greater price volatility risk than investments in “undervalued” companies.

• Industry Concentration Risk: Concentrating investments in a single industry or group of related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of related industries. Because the Fund has a policy to concentrate its investments in investments related to precious metals, the Fund may perform poorly during a downturn in those industries.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of

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interest rates between the periods when these interest rates are reset.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Precious Metals Risk: Companies engaged in precious metals-related activities may be adversely affected by drops in the prices of the precious metals themselves, and the prices of precious metals can be volatile. Focusing investments in precious metals-related companies and investments makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting precious metals-related companies and investments, and the impact may be disproportionate to the broader market. Fluctuations in the prices of precious metals may affect the profitability of companies in these industries; however, changes in the value of companies engaged in a precious metals-related business may not directly correlate with changes in the value of the related precious metal.

• Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

• Value Companies Risk: Value companies are those that are thought to be undervalued and trade for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a sector index which is comprised of securities that are more similar in character to those held by the Fund than those in the broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance

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reflects expense limitations that were in effect during the periods presented.

Calendar Year Total Returns (%)

Class P return for the period 1/1/14 through 6/30/14: 27.47%

Best and worst quarterly performance reflected within the bar chart: Q3 2013: 10.93%; Q2 2013: (33.21%)

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class P (incepted December 7, 2012) (before taxes)	(47.82%)	(45.83%)
Class P (after taxes on distributions)	(47.90%)	(45.91%)
Class P (after taxes on distributions and sale of shares)	(27.00%)	(34.75%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	32.39%	31.00%
FTSE Gold Mines Index (reflects no deductions for fees, expenses or taxes)	(52.25%)	(49.69%)

The after-tax returns (a) are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes, and (b) are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some instances, the return after taxes on distributions and sale of shares may be greater than the return before taxes because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Wells Capital Management Incorporated. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Bradshaw, CFA, Senior Portfolio Manager and Managing Director	Since Inception
Oleg Makhorine, Associate Portfolio Manager	Since Inception

Purchase and Sale of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 72 in this prospectus.

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ADDITIONAL SUMMARY INFORMATION

The Class P shares of the Funds offered in this prospectus (“Underlying Funds”) are only available for investment by a fund of funds of the Trust (which are offered in a separate prospectus) and the investment adviser, Pacific Life Fund Advisors LLC (“PLFA”), and certain of its affiliates. Because of this limited availability, only certain information is presented below.

Purchase and Sale of Shares

Shares are purchased and sold without a sales charge and there are no minimum investment requirements.

Tax Information

No discussion is included here about the federal income tax consequences at the Underlying Funds shareholder level. The federal income tax consequences for purchasers of a fund of funds of the Trust are described in the prospectus for the respective Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, Inc. (“PSD”), the Distributor for the Pacific Life Fund (the “Trust”), pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the Funds of the Trust. The Underlying Funds do not charge service fees. Any service and/or distribution fees are charged by the fund of funds of the Trust.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

This prospectus contains information about the Underlying Funds. The Underlying Funds are only available for investment by a fund of funds of the Trust and the investment adviser and certain of its affiliates. Information on the funds of funds of the Trust and Class A, Class C, Class I and Advisor Class shares of the PL Floating Rate Income Fund are contained in separate prospectuses, which can be obtained as described on the back cover of this prospectus.

The investment adviser to the Trust is PLFA. PLFA has retained other portfolio management firms (or sub-advisers) to manage certain of the Underlying Funds. More information on the investment adviser and the sub-advisers can be found in the About Management section of this prospectus.

Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the Underlying Funds and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and risks described in the Fund Summaries section at the beginning of this prospectus. This section also provides general investment information that applies to all Funds, unless otherwise noted. The Increase in Expenses, Investment Style, Natural Disasters, Redemption, Sector and Underlying Funds Risks described in this section apply to all Funds. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s other investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

PL Floating Rate Income Fund

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund generally invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities (in the aggregate, and up to 10% of its assets in each type of instrument or security), including but not limited to fixed rate loans, fixed rate debt securities and instruments that the Manager believes have the potential for capital appreciation (including non-income producing instruments).

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The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. Such non-investment grade debt instruments include those that may be stressed, distressed or in default.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

Individual investment selection is based on the Manager’s fundamental research process and an assessment of the investment’s relative value. The Manager performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

If the Manager determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including U.S. Treasuries, money market instruments, repurchase agreements with maturities of seven days or less, and cash equivalents.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Non-Diversification Risk
• High Yield or “Junk” Securities Risk	• Price Volatility Risk

PL Floating Rate Loan Fund

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Structured notes are treated as floating rate loans for purposes of the Fund’s 80% investment policy. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the Fund invests include senior loans of domestic and foreign borrowers. Senior loans are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Generally, senior floating rate loans are secured by specific assets of the borrower. However, the Fund may invest up to 20% of its assets in senior loans that are not secured by any collateral.

The Fund is expected to invest substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser. Such instruments include those that may be stressed, distressed or in default. The sub-adviser seeks to invest in a portfolio of loans that it believes will be less volatile over time than the general loan market. The sub-adviser seeks to maintain broad borrower and industry diversification among the Fund’s senior loans.

The floating rate loans in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans will have rates of interest that are reset daily, monthly, quarterly or semi-annually.

Subject to other limitations described above, the Fund may invest up to 25% of its assets in foreign senior loans and foreign securities.

The Fund may invest up to 20% (in the aggregate) of its assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) investment grade debt securities and/or investment grade short-term debt securities with remaining maturities of one year or less, including money market securities; (ii) warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; (iii) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates and subordinated bridge loans; (iv) secured and unsecured subordinated loans; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all which may be fixed or floating rate; (vii) other floating rate debt instruments, such as notes and asset

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backed securities (including special purpose trusts investing in bank loans); and (viii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.

When selecting an investment, the sub-adviser seeks to implement a systematic risk-weighted approach that utilizes a fundamental analysis of risk/return characteristics. An investment may be sold if, in the opinion of the sub-adviser, the risk-return profile deteriorates or to pursue more attractive investment opportunities. The sub-adviser considers preservation of capital in its investment decisions when consistent with the Fund’s investment goal.

If the sub-adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100% of its assets in high quality, short-term debt instruments, including money market instruments and cash equivalents.

Principal Risks:

• Active Management Risk	• High Yield or “Junk” Securities Risk
• Credit Risk	• Interest Rate Risk
• Currency Risk	• Issuer Risk
• Debt Securities Risk	• Liquidity Risk
• Floating Rate Loan Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk

PL Inflation Managed Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall.

Principal investments may include inflation-indexed debt securities, such as Treasury Inflation Protection Securities (“TIPS”), and other debt securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments, their subdivisions, agencies or government-sponsored enterprises, and debt securities issued by U.S. and foreign companies (including companies based in emerging markets); mortgage-related securities, including stripped mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 10% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). The Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, the sub-adviser will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

•  Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The sub-adviser uses duration management as a fundamental part of the management strategy for this Fund. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Generally, the sub-adviser expects the Fund’s weighted average duration to be within 3 years (plus or minus) of the Fund’s benchmark index duration, which was 6.91 years as of March 31, 2014.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities.

• Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

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The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on non-U.S. exchanges. The Fund may also use foreign currency derivatives such as foreign currency futures, options and forwards to gain or reduce exposure to foreign currencies, to shift exposure to foreign currency fluctuations from one country to another or to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

A substantial portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. In addition, to the strategies described above, the Fund typically uses derivatives and/or forward commitments as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Inflation-Indexed Debt Securities Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Currency Risk	• Leverage Risk
• Debt Securities Risk	• Liquidity Risk
• Derivatives Risk	• Market and Regulatory Risk
• Emerging Markets Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forward Commitments Risk	• U.S. Government Securities Risk

PL Managed Bond Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“WAMCO”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and WAMCO and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

Each sub-adviser may invest in derivatives based on debt securities and uses futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. For example, government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure (duration) to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift exposure to foreign currency fluctuations from one country to another and/or to hedge against foreign currency fluctuations with respect to investments in securities of foreign issuers. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

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Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). Debt securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises; mortgage-related securities, including stripped mortgage-related securities, asset-backed securities; commercial paper and other money market instruments; and debt securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments based in emerging market countries; other debt securities including convertible securities, inflation-indexed debt securities, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities. This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets; to maintain this 20% limit, PIMCO will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting securities for its portion of the Fund, PIMCO:

• Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. This portion of the Fund usually maintains a weighted average duration within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 5.65 years as of March 31, 2014.

• Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. PIMCO uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). In addition to the abovementioned derivatives, PIMCO may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. PIMCO may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on non-U.S. exchanges. PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA, which are purchased to gain exposure to the mortgage market.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

WAMCO managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes including zero coupon and payment-in-kind (“PIK”) securities; convertible securities; inflation-indexed securities; asset-backed and mortgage-backed securities such as stripped mortgage-backed securities and collateralized mortgage obligations; municipal securities; variable and floating rate debt securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements.

This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by WAMCO. However, WAMCO may continue to hold securities which have been downgraded which may cause this portion of the Fund to exceed that limit. This portion of the Fund may also invest up to 25% of its assets in securities issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, this portion of the Fund will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. This portion of the Fund is limited to 10% of its assets in unhedged foreign currency exposure.

Generally, WAMCO expects the weighted average duration for its portion of the Fund to be within a range of 2.5 to 7 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It is often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The weighted average duration for this portion of the Fund may fall outside of its expected range due to market movements. If this occurs, WAMCO will take action to bring weighted average duration for its portion of the Fund back within the expected range within a reasonable period of time. In determining the target duration for its portion of the Fund, WAMCO considers domestic and

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international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy.

WAMCO uses futures contracts, forwards, swaps and options (i.e., derivatives). WAMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, WAMCO employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. WAMCO then seeks sectors within the market which provide relative opportunities for outperformance. In selecting issuers, WAMCO uses a bottom-up process which seeks to find undervalued securities. WAMCO assesses relevant credit characteristics at the issuer and industry levels. In assessing these characteristics, WAMCO may consider earnings and cash flow projections and/or credit scenario analyses, and often meets with management of specific issuers.

WAMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Inflation-Indexed Debt Securities Risk
• Convertible Securities Risk	• Interest Rate Risk
• Credit Risk	• Issuer Risk
• Currency Risk	• Leverage Risk
• Debt Securities Risk	• Liquidity Risk
• Derivatives Risk	• Market and Regulatory Risk
• Emerging Markets Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forward Commitments Risk	• U.S. Government Securities Risk
• High Yield or “Junk” Securities Risk

PL Short Duration Bond Fund

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track duration of the Barclays 1-3 Year U.S. Government/Credit Bond Index (plus or minus a half-year), which was 1.85 years as of March 31, 2014, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as a part of its management of the Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 15% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts, forwards or options are sold to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

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The sub-adviser may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Credit Risk	• Leverage Risk
• Debt Securities Risk	• Liquidity Risk
• Derivatives Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Mortgage-Related and Other Asset-Backed Securities Risk
• Forward Commitments Risk	• Price Volatility Risk
• Interest Rate Risk	• U.S. Government Securities Risk

PL Emerging Markets Debt Fund

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer. Emerging market countries include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income or upper-middle-income economy by the World Bank, all countries represented in any widely-recognized index of emerging market securities or any other country that the sub-adviser determines to be an emerging market country consistent with the investment goal of the Fund. A sovereign is considered to be an emerging market government. A quasi-sovereign is considered to be an entity fully guaranteed by a sovereign or more than 50% directly or indirectly owned by a sovereign.

The Fund may invest up to 25% of its net assets in issuers that are economically tied to any one emerging market country. The Fund may also invest up to 35% of its net assets in instruments of corporate issuers. A corporate issuer is considered to be an entity which is not a sovereign or quasi-sovereign and is either domiciled in, or derives at least 50% of its revenues in or from, one or more emerging market countries. Also, if the Fund invests over 25% of its net assets in instruments denominated in a single currency other than the U.S. dollar or the euro, it will hedge into U.S. dollars or the euro the portion of the Fund’s exposure to the single currency that exceeds 25% of the Fund’s net assets.

An issuer of a security may be deemed to be economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of the Fund’s net assets as of March 31, 2014 (as determined by country of exposure) were: Russia 11.03%, Mexico 9.15%, China 8.02%, Brazil 6.56% and Ukraine 5.03%.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The weighted average effective duration provides a measure of the Fund’s interest rate sensitivity and is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The weighted average is the average resulting from the sum of the multiplication of each instrument’s duration by its Fund exposure. When selecting investments, the sub-adviser:

• Decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

• Decides how to allocate among short, intermediate and long duration issues and can use various types of instruments to manage the Fund’s duration.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (such as deliverable and non-deliverable currency forwards), swaps (including but not limited to total return, credit default, interest rate and currency swaps) and futures contracts. Forwards, futures contracts and swaps may be purchased or sold to gain or increase exposure to various markets, to shift exposure to foreign currency fluctuations from one country to another, for efficient

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portfolio management purposes and/or to hedge against market fluctuations. For example, currency forwards may be used to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The Fund may invest up to 25% of its assets in repurchase and reverse repurchase agreement transactions.

The sub-adviser uses a top-down asset allocation approach in selecting investments for the Fund. In determining the weighting of countries and regions that the sub-adviser believes has potential to outperform over time, the sub-adviser considers and evaluates global factors such as liquidity, currencies of the G3 (i.e., the world’s three leading economic blocs — the U.S., Japan and the European Union) and the general level of risk aversion. The sub-adviser also analyzes individual emerging countries and companies, including the effects of the global factors on ability and willingness to service debt and the local fiscal position, currency, interest rates and trade and other economic data. Currency and interest rate exposures within and among individual countries are explicitly evaluated and fundamentals such as growth prospects, balance of payments dynamics, creditworthiness, potential effect of commodity price movements, local politics, and local and external investor sentiment are analyzed. The sub-adviser will also evaluate individual investments based upon factors such as liquidity, market positioning, yield curve and duration.

The sub-adviser may sell a holding at its sole discretion including for example when it fails to perform as expected or when other opportunities appear more attractive.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• High Yield or “Junk” Securities Risk
• Credit Risk	• Interest Rate Risk
• Currency Risk	• Issuer Risk
• Debt Securities Risk	• Leverage Risk
• Derivatives Risk	• Liquidity Risk
• Emerging Markets Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Non-Diversification Risk
• Forward Commitments Risk	• Price Volatility Risk
• Geographic Focus Risk

PL Comstock Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

This Fund invests its assets in equity securities. The sub-adviser generally expects to invest primarily in common stocks. The sub-adviser focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies.

The Fund may invest up to 25% of its assets in securities of foreign issuers, including ADRs, EDRs, GDRs and those in emerging market countries.

The sub-adviser may use foreign currency forwards, which are sold to hedge against currency fluctuations.

Fund securities are typically sold when the sub-adviser’s assessment of the capital growth and income potential of such securities materially changes.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Derivatives Risk	• Leverage Risk
• Emerging Markets Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forward Commitments Risk	• Value Companies Risk

PL Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

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Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While the sub-adviser may invest the Fund’s assets in companies of any size, the sub-adviser generally focuses on companies with large capitalizations.

The Fund may invest up to 25% of its assets in foreign securities.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

• Active Management Risk	• Large-Capitalization Companies Risk
• Currency Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Mid-Capitalization Companies Risk
• Growth Companies Risk	• Price Volatility Risk
• Issuer Risk	• Small-Capitalization Companies Risk

PL Large-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks (stocks of companies with market capitalization of $2 billion or more) of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To achieve this goal, the sub-adviser will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Growth Companies Risk
• Currency Risk	• Issuer Risk
• Emerging Markets Risk	• Large-Capitalization Companies Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk

PL Large-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The sub-adviser employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

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In selecting individual companies for investment, the sub-adviser looks for:

• share prices that appear to be temporarily oversold or do not reflect positive company developments.

• companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

• special situations including corporate events, changes in management, regulatory changes or turnaround situations.

• company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or, (iii) to pursue more attractive opportunities.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Emerging Markets Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Price Volatility Risk
• Foreign Markets Risk	• Value Companies Risk

PL Main Street® Core Fund

Investment Goal

This Fund seeks long-term growth of capital and income.

Principal Investment Strategies

This Fund principally invests in common stocks of U.S. companies with large market capitalizations. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the Russell 1000 Index. As of March 31, 2014, the market capitalization range of the Russell 1000 Index was approximately $968.00 million to $504.00 billion. The Fund may also invest in mid-capitalization companies.

The sub-adviser uses fundamental research and quantitative models to select securities for the Fund, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

• a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The sub-adviser may also consider an industry’s outlook, market trends and general economic conditions.

• quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction – the Fund is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The sub-adviser seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size.

The sub-adviser will consider selling securities when:

• the stock price is approaching a target price set by the sub-adviser;

• the company’s competitive position deteriorates;

• the sub-adviser is not confident about the company’s management or decisions; or

• the sub-adviser has identified alternative investment opportunities it believes are more attractive.

Principal Risks

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Growth Companies Risk	• Price Volatility Risk
• Issuer Risk	• Value Companies Risk
• Large-Capitalization Companies Risk

PL Mid-Cap Equity Fund

Investment Goal

This Fund seeks capital appreciation.

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Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of March 31, 2014, the market capitalization range for the Russell Midcap Index was approximately $968.00 million to $35.70 billion.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its assets in securities of foreign companies, including through ADRs.

The sub-adviser seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the sub-adviser considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

• Active Management Risk	• Issuer Risk
• Currency Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Foreign Markets Risk	• Price Volatility Risk
• Growth Companies Risk	• Value Companies Risk

PL Mid-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of March 31, 2014, the market capitalization range for the Russell Midcap Growth Index was approximately $1.15 billion to $35.70 billion. The Fund invests primarily in “growth” stocks.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive opportunities or to raise cash.

Principal Risks:

• Active Management Risk	• Market and Regulatory Risk
• Equity Securities Risk	• Mid-Capitalization Companies Risk
• Growth Companies Risk	• Price Volatility Risk
• Issuer Risk

PL Small-Cap Growth Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of market capitalization in the Russell 2000 Growth Index. As of March 31, 2014, the market capitalization range for this index was approximately $61.00 million to $10.62 billion.

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The Fund may invest in equity securities of foreign companies, including emerging market companies, provided they are traded on U.S. exchanges or are denominated in U.S. dollars. The Fund may also invest in ADRs.

The Fund invests primarily in common stocks of companies demonstrating above-average, long-term growth potential. The sub-adviser seeks to identify companies that it believes are strongly positioned in the developing growth phase, which it defines as the period of swift development after a company’s start-up phase when growth occurs at a typically much more rapid rate than that of established companies in their mature years.

The sub-adviser may sell a holding when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• Growth Companies Risk	• Small-Capitalization Companies Risk

PL Small-Cap Value Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. The sub-adviser may invest in real estate investment trusts (“REITs”). As of March 31, 2014, the market capitalization range of the Russell 2000 Value Index was approximately $18.00 million to $10.62 billion. The Fund may invest up to 25% of its assets in securities of foreign issuers, including issuers in emerging market countries and ADRs.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Principal Risks:

• Active Management Risk	• Liquidity Risk
• Currency Risk	• Market and Regulatory Risk

• Emerging Markets Risk	• Price Volatility Risk
• Equity Securities Risk	• Real Estate Companies Risk
• Foreign Markets Risk	• Small-Capitalization Companies Risk
• Issuer Risk	• Value Companies Risk

PL Real Estate Fund

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. Real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) are entities that generally invest in portfolios of real estate. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including REITs. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund may invest in small-, mid- and large-capitalization companies. The Fund may also focus its investments in a smaller number of holdings.

The sub-adviser uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the sub-adviser uses a “bottom-up” process that is based upon the sub-adviser’s internal proprietary models which analyze/evaluate various valuation metrics in an effort to select individual securities which will provide the best overall real estate value. The “top-down” process seeks diversified exposure to all major asset classes in the real estate and related industries with exposure to property markets that offer the best relative valuation and growth prospects.

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A company is considered to be in the U.S. real estate industry if it meets the following tests: (1) a company is considered to be from the United States (i) if its securities are traded on a recognized stock exchange in the United States, (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States or (iii) if it is organized or has a principal office in the United States; and (2) a company is considered to be in the real estate or related industries if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.

The sub-adviser may sell a holding if the holding’s share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and growth prospects or versus other securities in the investment universe.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• Mid-Capitalization Companies Risk
• Equity Securities Risk	• Non-Diversification Risk
• Industry Concentration Risk	• Price Volatility Risk
• Issuer Risk	• Real Estate Companies Risk
• Large-Capitalization Companies Risk	• Small-Capitalization Companies Risk
• Liquidity Risk	• Small Number of Holdings Risk
• Market and Regulatory Risk

PL Emerging Markets Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that are economically tied to an emerging market. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. Generally, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. Under normal market conditions, the sub-adviser expects to invest in securities of issuers in at least three emerging market countries. The Fund principally invests in common stock and other equity securities.

In selecting securities, the sub-adviser looks primarily for foreign companies in emerging markets with high growth potential. The sub-adviser uses fundamental analysis of a company’s financial statements, management structure, operations, product development and competitive position in its industry, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the Fund, the sub-adviser currently searches for companies:

• with different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs;

• with management that has a proven record;

• entering into a growth cycle (new or established companies);

• with the potential to withstand high market volatility; and/or

• with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the sub-adviser considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the sub-adviser believes they have growth potential. The Fund may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the Fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and their approximate percentage of the Fund’s net assets as of March 31, 2014 (as determined by country of exposure) were: China 13.90%, Brazil 13.64%, India 13.15%, Russia 7.68% and Hong Kong 7.59%.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

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Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Mid-Capitalization Companies Risk
• Geographic Focus Risk	• Price Volatility Risk
• Growth Companies Risk	• Small-Capitalization Companies Risk

PL International Large-Cap Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations. The sub-adviser generally considers a company to be an international large-capitalization company if it has a market capitalization of $3 billion or more. The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The sub-adviser uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative analysis of an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

The Fund invests a significant amount of its assets outside the U.S. The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in at least 10 different non-U.S. countries. The top five countries and their approximate percentage of the Fund’s net assets as of March 31, 2014 (as determined by country of exposure) were: United Kingdom 19.41%, France 13.17%, Japan 12.49%, Germany 11.89% and Switzerland 11.09%.

The sub-adviser is not limited to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities trading market in that country, (iii) derives 50% or more of its total revenues from goods sold or services performed in that country, (iv) has 50% or more of its assets in that country, or (v) is included in an index that is representative of that country.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Emerging Markets Risk	• Liquidity Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• Geographic Focus Risk	• Value Companies Risk
• Growth Companies Risk

PL International Value Fund

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the sub-adviser believes to be undervalued. In selecting investments for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). As of March 31, 2014, the market capitalization range for the MSCI EAFE Index (Net) was

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approximately $1.66 billion to $254.70 billion. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in ADRs.

Under normal conditions, the Fund generally expects to invest in at least 10 different non-U.S. countries and in a range of 60 to 90 companies. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The top five countries and the approximate percentage of the Fund’s net assets invested in each as of March 31, 2014 (as determined by country of exposure) were: United Kingdom 21.87%, Japan 20.25%, France 14.79%, Germany 11.43% and Switzerland 5.68%.

In addition to employing fundamental research to identify portfolio securities, the sub-adviser manages the Fund’s currency exposures. The sub-adviser may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Currency Risk	• Large-Capitalization Companies Risk
• Derivatives Risk	• Leverage Risk
• Equity Securities Risk	• Market and Regulatory Risk
• Foreign Markets Risk	• Price Volatility Risk
• Forward Commitments Risk	• Value Companies Risk
• Geographic Focus Risk

PL Currency Strategies Fund

Investment Goal

This Fund seeks to provide total return.

Principal Investment Strategies

This Fund is sub-advised by both UBS Global Asset Management (Americas) Inc. (“UBS”) and Macro Currency Group (“MCG”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between UBS and MCG and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing global currency strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal market conditions, this Fund principally invests in derivatives and high quality debt securities to establish exposures to global currencies. “Currency Strategies” in the Fund’s name refers to the Fund’s strategies to provide exposures to global currencies, which may include the U.S. dollar and currencies of other developed countries and emerging market countries, to seek to provide total return based on each sub-adviser’s outlook for such currencies. Each sub-adviser will primarily implement these currency strategies using non-deliverable forward foreign currency contracts (“NDFs”), a type of derivative. The Fund may invest a significant portion of its assets in a single currency, a small number of currencies, or currencies in a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market currencies. The Fund may also focus its investments in a smaller number of holdings.

Each sub-adviser seeks to gain positive exposure to currencies that it believes are undervalued and negative exposure to currencies that it believes are overvalued. Such exposures are primarily obtained by investing in forward positions on currency using NDFs and by holding foreign currency. Generally, positive exposure means having a long position in a specific currency and negative exposure indicates a short position in a specific currency. The Fund typically gains when currencies in which the Fund has long positions appreciate relative to the currencies in which the Fund has short positions. The Fund incurs a loss when currencies in which it has short positions appreciate relative to the currencies in which the Fund has long positions.

Each sub-adviser will make extensive use of NDFs in order to gain or increase exposure to various currencies (whether long or short positions) and to hedge against foreign currency fluctuations. Each sub-adviser uses these derivatives in a way that typically has a leveraging effect on the Fund’s exposure to specific investment opportunities. Such exposure may be several times the value of the Fund’s assets. As such, the Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used.

With respect to the portion of the Fund invested in debt securities, the Fund may invest in cash deposits and short-term high quality U.S. and non-U.S. government debt securities for short-term investment, cash management purposes and to maintain asset coverage requirements for the Fund’s derivative positions. Foreign currency exposure resulting from investments in foreign debt securities may be hedged back to U.S. dollars if the sub-adviser is not seeking to gain exposure to the foreign currency.

UBS managed portion: In addition to the NDFs described above, UBS can also use currency options as another way of gaining exposure to currency exchange rates. When analyzing a potential investment opportunity and the desired amount of exposure, UBS considers the economic and investment outlook for the opportunity and the degree of risk the Fund may assume relative to the potential return on such

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investment in order to maximize the risk-adjusted return for UBS’ portion of the Fund. UBS may also consider quantitative factors to decide whether to increase or decrease currency exposures.

MCG managed portion: MCG identifies investment opportunities through the application of both quantitative and qualitative approaches. MCG manages a part of its portion of the Fund under a quantitative approach that is used for its longer term “systematic” strategy. MCG uses this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve month horizon). MCG manages the other part of its portion of the Fund under a qualitative approach that is used for its shorter-term “discretionary” investment strategy. MCG uses this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates within a shorter time horizon than the systematic strategy (typically a two week to six month horizon). Given the different time horizons, MCG anticipates potentially more trading activity for assets managed under the discretionary strategy than the systematic strategy. Both quantitative and qualitative approaches focus on identifying different factors that materially affect currency movements. MCG’s aim in using both strategies is to diversify the return stream generated by its currency investments while seeking to manage risk. MCG also applies a liquidity screen to all positions, favoring more liquid currency positions than those that are less liquid, in seeking to attain a high degree of liquidity within MCG’s portion of the Fund.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund’s strategy involves the use of leverage, and the Fund’s performance may from time to time be more volatile than many other Funds. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• Issuer Risk
• Correlation Risk	• Leverage Risk
• Credit Risk	• Liquidity Risk
• Currency Risk	• Market and Regulatory Risk
• Debt Securities Risk	• Non-Diversification Risk
• Derivatives Risk	• Price Volatility Risk
• Emerging Markets Risk	• Short Exposure Risk
• Foreign Markets Risk	• Small Number of Holdings Risk

• Forward Commitments Risk	• U.S. Government Securities Risk

• Interest Rate Risk

PL Global Absolute Return Fund

Investment Goal

This Fund seeks to provide total return.

Principal Investment Strategies

This Fund invests in securities, derivatives and other instruments to establish long and short investment exposures around the world. The sub-adviser typically seeks to establish such investment exposures to individual countries based on its view of the investment merits of a country. The Fund normally invests in multiple countries and is expected to have significant exposure to foreign currencies. The Fund’s long and short investments are primarily government (“sovereign”) exposures, including sovereign debt, currencies, and investments relating to interest rates. The Fund may also invest in corporate debt of both foreign and domestic issuers, including banks. The Fund may invest a significant portion of its assets in a single country, a small number of countries, or a particular geographic region, and typically a portion of the Fund’s assets will be invested in emerging market countries. The Fund normally invests at least 40% of its net assets in foreign investments. Total return is defined as income plus capital appreciation.

In seeking its investment goal, the Fund may invest in debt securities of any credit quality, including securities that are non-investment grade (high yield/high risk, sometimes called “junk bonds”), and a wide variety of derivative instruments. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to): forward foreign currency contracts; futures contracts on securities, indices, currencies, and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps, which may create economic leverage in the Fund. The sub-adviser generally will make extensive use of derivatives to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to shift exposure to foreign currency fluctuations from one country to another, to change the effective duration of the Fund, to manage certain investment risks and as a substitute for direct investment in any security or instrument in which the Fund may invest. Duration management is part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. The shorter a fund’s duration, the less sensitive it is to changes in interest rates.

The sub-adviser may use derivatives that have a leveraging effect to increase the Fund’s exposure to specific investment opportunities. Such exposure may be several times the value of the Fund’s assets. As such, the Fund’s use of leverage may result in greater price volatility for the Fund than if leverage had not been used. The Fund may also engage in repurchase agreements and short sales. The Fund typically has significant exposure to foreign investments and derivatives.

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The Fund employs an absolute return investment approach, which seeks to produce positive returns over a complete market cycle. However, the Fund may experience negative returns over both shorter and longer-term time horizons.

The sub-adviser utilizes top-down economic and political analysis to identify investment opportunities throughout the world, including in both developed and emerging markets. The sub-adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies through an analysis of global economies, markets, political conditions and other factors. The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The Fund’s strategy involves the use of leverage, and the Fund’s performance may from time to time be more volatile than many other Funds. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks:

• Active Management Risk	• Interest Rate Risk
• Correlation Risk	• Issuer Risk
• Credit Risk	• Leverage Risk
• Currency Risk	• Liquidity Risk
• Debt Securities Risk	• Market and Regulatory Risk
• Derivatives Risk	• Non-Diversification Risk
• Emerging Markets Risk	• Price Volatility Risk
• Foreign Markets Risk	• Short Exposure Risk
• Forward Commitments Risk	• Short Sale Risk
• Geographic Focus Risk	• U.S. Government Securities Risk
• High Yield or “Junk” Securities Risk

PL Precious Metals Fund

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in investments related to precious metals. The Fund emphasizes investments (typically equity securities) in U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from the exploration, mining, development, production or distribution of gold, silver, platinum, or other precious metals, with a primary focus on those investments related to gold. The Fund typically invests a significant amount of its assets in companies that are engaged in or derive significant revenue from gold-related activities, but it may from time to time emphasize companies engaged in or that derive significant revenue from activities related to other precious metals. The Fund may also invest in small-, mid- and large-capitalization companies. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may also focus its investments in a smaller number of holdings.

The Fund may invest any amount of its assets in equity securities of foreign issuers, including ADRs and similar instruments, and may invest up to 40% of its assets in emerging market countries. The Fund’s foreign securities are typically denominated in non-U.S. currencies. The Fund may invest up to 25% of its assets in debt securities of U.S. and foreign companies that are engaged in or derive significant revenue (i.e., at least 50% of their revenue) from activities related to precious metals.

When selecting securities for investment, the sub-adviser takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection. In the top-down analysis, the sub-adviser considers factors such as geopolitical risks, the relative strength of the U.S. dollar, jewelry demand, inflation expectations, the seasonality of gold and other precious metals, investment demand and relative valuation levels for the precious metals universe. From a bottom-up perspective, the sub-adviser looks for companies that are positioned to improve their relative value over time. The sub-adviser may sell a holding when it changes its country or industry and sector views, the valuation target or investment objective is reached for that position, there is deterioration in the underlying fundamentals of the business or a change of significance in the price of the issuer, or the sub-adviser identifies a more attractive investment opportunity.

The performance of the Fund is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods. However, the actual performance of the Fund may be correlated with those traditional investments over short- or long-term periods. The performance of the Fund is also generally expected to have a higher correlation to the price of gold over long-term periods, although the actual performance of the Fund may not be correlated with the price of gold over short- or long-term periods, including if the Fund has sizable non-gold-related holdings. The Fund is generally intended to complement a balanced portfolio of traditional equity and debt investments as a means of seeking diversification and is not intended to be a complete investment program.

The Fund is classified as non-diversified under the 1940 Act.

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Principal Risks:

• Active Management Risk	• Issuer Risk
• Correlation Risk	• Large-Capitalization Companies Risk
• Credit Risk	• Liquidity Risk
• Currency Risk	• Market and Regulatory Risk
• Debt Securities Risk	• Mid-Capitalization Companies Risk
• Emerging Markets Risk	• Non-Diversification Risk
• Equity Securities Risk	• Precious Metals Risk
• Foreign Markets Risk	• Price Volatility Risk
• Geographic Focus Risk	• Small-Capitalization Companies Risk
• Growth Companies Risk	• Small Number of Holdings Risk
• Industry Concentration Risk	• Value Companies Risk
• Interest Rate Risk

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”) and is classified as diversified under the 1940 Act, unless otherwise noted. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (“IRC”). Except for the PL Floating Rate Income, PL Floating Rate Loan, PL Emerging Markets Debt, PL Small-Cap Value, PL Currency Strategies, PL Global Absolute Return, and PL Precious Metals Funds, a Fund’s stated investment goal is fundamental and cannot be changed without shareholder approval. Unless a particular investment policy is identified as fundamental, the Trust’s board of trustees (“Board”) may change investment policies of the Funds without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

An investment in any Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made. However, a Fund may continue to hold positions which met the investment guidelines at the time of investment but subsequently do not meet such guidelines. Additionally, a Fund may continue to invest in investments that move outside such stated guidelines for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, a Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index. The following Funds, which have a name suggesting that they invest in a particular type of investment, have adopted an 80% policy (“Name Test Policy”): the PL Floating Rate Income Fund, the PL Floating Rate Loan Fund, the PL Managed Bond Fund, the PL Short Duration Bond Fund, the PL Emerging Markets Debt Fund, the PL Large-Cap Growth Fund, the PL Large-Cap Value Fund, the PL Mid-Cap Equity Fund, the PL Mid-Cap Growth Fund, the PL Small-Cap Growth Fund, the PL Small-Cap Value Fund, the PL Real Estate Fund, the PL Emerging Markets Fund, the PL International Large-Cap Fund and the PL Precious Metals Fund. The Name Test Policy also applies at the time the Fund invests its assets and under normal circumstances, for example, a new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): PL Floating Rate Income Fund, PL Managed Bond Fund, PL Emerging Markets Debt Fund, PL Large-Cap Growth Fund, PL Mid-Cap Equity Fund, PL Mid-Cap Growth

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Fund and PL Global Absolute Return Fund. Changes to the target allocations or rebalancing of a fund of funds of the Trust that invest in the Funds can result in the transfer of assets from one Fund to another. During such changes for a fund of funds, a Fund may use or increase its use of derivatives, such as futures contracts, to obtain exposure to desired investments, subjecting that Fund to derivatives risk and leverage risk. These changes, as well as changes in Managers and investment personnel, which occur without shareholder approval, and reorganizations of Funds, may result in the purchase and sale of securities or other holdings, which can increase trading costs, taxes and portfolio turnover and may adversely affect performance.

Each Fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid. Liquidity risk is discussed below. For those Funds which are likely to invest more than 10% of their assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that Fund in the Fund Summaries section. All Funds may hold some cash for liquidity purposes.

Unless otherwise noted, the Managers may make decisions or shift assets in a way that causes a Fund not to achieve its investment goal. Unless otherwise noted, a Fund may take temporary defensive positions that are inconsistent with its investment strategies if the Manager believes adverse market, economic, political or other conditions make it appropriate to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, or other reasons. In such cases, a Fund (including a Fund with international holdings) may temporarily invest (partially or extensively) in U.S. government securities, high quality corporate debt securities/debt obligations, mortgage-related and asset-backed securities or money market instruments (short-term high quality instruments) and/or cash equivalents (overnight investments). In addition, a Fund may invest cash balances in such instruments at any time. Likewise, a Fund that invests principally in small- to mid-capitalization companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Fund investing heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing heavily in debt securities during a period of stock market appreciation may result in lower total return.

Performance of a Fund will vary – performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every Fund has some degree of risk depending on what it invests in and what strategy it uses.

• Active Management Risk: A Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A Manager’s investment strategies are also discretionary and there can be no assurance that a Manager’s investment strategies will be advantageous for a Fund. From time to time, a Manager’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Money market instruments or short-term debt securities held for cash management or defensive investing purposes can fluctuate in value. Like other debt securities, they are subject to risk, including market and regulatory, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

• Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

• Correlation Risk: A Fund that represents an alternative or non-traditional investment strategy is generally expected to have low to moderate correlation with the performance of traditional equity and debt investments over long-term periods; however, its actual performance may be correlated with traditional equity and debt investments over short- or long-term periods. Should there be periods when performance is correlated, any intended diversification effect of including such alternative or non-traditional Fund as part of an asset allocation strategy may not be achieved, which may result in increased volatility in the asset allocation strategy.

• Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be

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able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s Statement of Additional Information (“SAI”).

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1  Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

• Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a

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Fund’s investments in that foreign currency and investments denominated in that foreign currency. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

• Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

• Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. A Fund may not hold the underlying security or asset on which the value of a derivative is based. Derivatives may be riskier than other types of investments and may increase a Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) - consequently, derivatives may experience very large swings in value. A Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based.

Derivatives include options, forwards, futures contracts, options on futures contracts and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. Derivatives and synthetics may reduce returns, increase volatility, may not be liquid (and therefore, difficult to sell) and may not correlate precisely to the underlying assets or index they are designed to track. Derivatives may be difficult to value and may expose a Fund to risks of mispricing.

All of these investments, including repurchase agreements, are also particularly sensitive to counterparty risk, meaning that the counterparty may not be unable to perform its contractual obligations (i.e., the counterparty may default). Over-the-counter derivatives, including forwards, are privately negotiated transactions and are subject to the risk that the counterparty will not be able to perform its contract obligations. Standardized, exchange-traded derivatives, including futures contracts, are subject to the risk that the counterparty and/or exchange are unable to perform any required obligations.

Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives also involve credit risk and market and regulatory risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. Derivatives traded in over-the-counter markets may trade less frequently and in more limited volumes than those traded on an exchange and thus may exhibit more price volatility risk and liquidity risk. The prices paid by for derivatives in over-the-counter transactions may include an undisclosed dealer markup. If a Fund engages in derivative investments, it may require collateral in the form of cash or investments to be held in segregated accounts at its custodian or with an exchange or clearing member firm. There is a possibility that a Fund could experience a delay in selling investments that are segregated as collateral in this manner. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact a Fund significantly.

• Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), including frontier markets (emerging market countries in an earlier stage of development), may be riskier than investments in or exposure to investments in U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. If the United States imposes economic sanctions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. As such, foreign investments may be restricted and subject to greater governmental control, including repatriation of sales proceeds. The governments of countries with histories of instability and upheaval may act in an adverse or hostile manner toward private enterprise or foreign investment. A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies.

• Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

• Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield or “junk” securities risk. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations

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typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. Investors in a loan participation may participate in such syndications, or buy part of a loan, becoming a part lender. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer, and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

• Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

• Forward Commitments Risk: Securities or currencies whose terms are defined on a date in the future or transactions that are scheduled to settle on a date in the future (beyond usual and customary settlement), called forward commitments, as well as when-issued securities, are subject to the risk of default by, or bankruptcy of, a counterparty, which could present the risk of possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the securities or currencies. In forward commitment or when-issued transactions, if the counterparty fails to consummate the transaction, a Fund may miss the opportunity of obtaining a price or yield considered to be advantageous.

• Geographic Focus Risk: Focusing investments in a single country, limited number of countries, or particular geographic region increases the risk that economic, political, social, or other conditions in those countries or that region will have a significant impact on performance.

• Growth Companies Risk: Growth companies are companies that a Manager thinks has the potential for above-average or rapid growth but may be subject to greater price volatility risk than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many

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companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

• High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

• Increase in Expenses Risk: Your actual cost of investing in a Fund may be higher than the total expenses shown in the fee table and expense example for a variety of reasons, for example, if average net assets decrease. Net assets are more likely to decrease and a Fund’s expense ratio is more likely to increase when markets are volatile. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

• Industry Concentration Risk: A Fund which concentrates its investments in one industry or group of related industries, is subject to greater risk of loss as a result of adverse economic, business or other developments affecting that industry or group of related industries than if its investments were diversified across different industries.

• Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets.

• Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It is possible that there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The Federal Reserve’s tapering of its monetary stimulus quantitative easing program, by gradually winding down its bond purchases, may result in periods of dramatic market volatility and may negatively impact the value of debt instruments. The negative impact on debt instruments from resulting rate increases for that and other reasons could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, new regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

• Investment Style Risk: A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

• Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage and reduced demand for the issuer’s goods or services.

• Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

• Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment. The Manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of a Fund’s financial exposure. This requirement limits the amount of leverage a Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in a Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligation or to meet segregation requirements.

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• Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which a Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations or Board approved alternate pricing methodologies are not readily available or reliable for these investments, the securities or other investments will be valued by a method that the Trust’s Board believes reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around or other special situations have a greater risk of being or becoming less liquid than other equity securities, particularly when the economy is not robust or during market downturns.

• Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment goals may not be met. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Further, market events may affect a single issuer, industry, sector, or the market as a whole. During a general downturn in the financial markets, multiple asset classes may decline in value simultaneously. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

• Mid-Capitalization Companies Risk: Mid-capitalization companies may be riskier, subject to greater price volatility risk and more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and any Fund holding such securities more volatile. This is known as extension risk. When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities. Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, investments in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk. In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining. These securities are also subject to risks associated with the servicing of those assets backing the particular security. Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk. Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the

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issuer, and there can be no assurance that these private insurers can meet their obligations under the policies. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

• Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

• Non-Diversification Risk: A Fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility risk and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

• Precious Metals Risk: Companies engaged in precious metals-related activities may be adversely affected by drops in the prices of the precious metals themselves, and the prices of precious metals can be volatile. Focusing investments in precious metals-related companies and investments makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting precious metals-related companies and investments, and the impact may be disproportionate to the broader market. Fluctuations in the prices of precious metals may affect the profitability of companies in these industries; however, changes in the value of companies engaged in a precious metals-related business may not directly correlate with changes in the value of the related precious metal.

• Price Volatility Risk: Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility. The value of a Fund holding more volatile investments may be more volatile itself, going up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

• Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose a Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact a Fund. REITs and REOCs may also be affected by risks similar to investments in debt securities, including interest rate risk and credit risk. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

• Redemption Risk: A Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

• Sector Risk: A Fund may be invested more heavily in a particular sector (which is broader than an industry classification), in which case its performance will be more sensitive to developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report, semi-annual report or quarterly holdings report.

• Short Exposure Risk: Taking a short position using derivative instruments in anticipation of a decline in the market price of the underlying reference asset, such as entering into a derivative contract to sell a currency at a predetermined price in the future (forward foreign currency contract) in anticipation of a decline in the market price of the underlying currency, is subject to the risk that the reference asset will increase in value, resulting in a loss. Such loss is theoretically unlimited. For instance, with a non-deliverable forward foreign currency contract, at time of settlement, if the market price of the underlying currency is higher than the price at the time a Fund entered into the contract (i.e., the predetermined price), a Fund must pay the difference between the current market price of the currency and the price of the currency at the time it entered into the contract. The higher the market price is above the price at which the Fund entered into the contract, the larger the payment it must make at time of settlement. Because there is no limit on how high the market price may rise, such loss is theoretically unlimited. Using derivatives to take short positions is also subject to leverage risk.

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• Short Sale Risk: Engaging in short sales of securities that a Fund does not own subjects it to the risks associated with those securities, including price volatility risk. A security is sold short in anticipation of purchasing the same security at a later date at a lower price; however, a Fund may incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security sold short. Because there is no limit on how high the price of the security may rise, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, a Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. A Fund incurs expenses for such borrowing that may include fees paid to the lender and amounts equal to dividends or interest paid by the borrowed security. A Fund may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require long positions to be sold before they otherwise would be. A short sale strategy also may not be successfully implemented, which may limit a Fund’s ability to achieve its investment goal, due to the limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Short sales also subject a Fund to leverage risk because they may provide investment exposure in an amount exceeding the initial investment. When a Manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the Fund will become leveraged. The use of leverage may increase a Fund’s exposure to long equity positions.

• Small-Capitalization Companies Risk: Small-capitalization companies may be riskier, more susceptible to liquidity risk and price volatility risk and more vulnerable to economic, market and industry changes than larger more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

• Small Number of Holdings Risk: Because performance is dependent on a smaller number of holdings, a Fund may be more adversely impacted by price volatility risk than funds with a greater number of holdings.

• Underlying Funds Risk: Because a Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

• U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

• Value Companies Risk: Value companies are companies that a Manager thinks may be undervalued (i.e., the opinion that a company’s stock is trading for less than its intrinsic value). These companies may be subject to lower price volatility risk than companies considered by the Manager to be “growth” companies. In value investing, a Manager believes that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A Manager’s processes for determining value will vary. There is a risk that a Manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional information about the “Fees and Expenses of the Fund” in the Fund Summaries section of this prospectus.

Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund.

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The Trust pays for certain support, administrative, distribution and/or servicing fees, and the operational expenses of the Funds, including custody, transfer agency, printing, legal, and auditing expenses. The Trust also pays PLFA to provide investment advisory services. PLFA, in turn, pays part of its fee to the Managers.

Other Expenses

The Other Expenses line item in the Annual Fund Operating Expenses table for each Fund in the Fund Summaries section includes expenses for audit, custodial, legal, regulatory documents (printing and mailing) and support services, plus the administration fee paid to Pacific Life Insurance Company (“Pacific Life”) at an annual rate of 0.15% of each Fund’s average daily net assets. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services.

Expenses do not reflect non-recurring fees and expenses.

Operating Expense Reimbursements

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents, as applicable; independent trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business. The expense cap for the Funds is 0.15% through July 31, 2015 and 0.30% for the period August 1, 2015 through July 31, 2022, except for PL Floating Rate Income Fund, PL Currency Strategies Fund, PL Global Absolute Return Fund, and PL Precious Metals Fund. For the PL Floating Rate Income Fund, the expense cap is 0.15% through December 31, 2014 and 0.20% from January 1, 2015 through July 31, 2016. For the PL Currency Strategies Fund, PL Global Absolute Return Fund, and PL Precious Metals Fund, the expense cap is 0.25% through July 31, 2015. Such reimbursement is subject to repayment to PLFA for a period as permitted under regulatory and accounting guidance (currently of 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such operating expenses fall below the current expense cap in the future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund but not above the expense cap. There is no guarantee that PLFA will continue to cap expenses upon the expiration of the applicable expense cap.

Fee Waivers

PL Floating Rate Loan Fund: PLFA has agreed to waive 0.10% of its management fee through July 31, 2015 as long as Eaton Vance Investment Managers remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

PL Comstock Fund: PLFA has agreed to waive 0.015% of its management fee through July 31, 2015 as long as Invesco Advisers, Inc. remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

PL Large-Cap Growth Fund: PLFA has agreed to waive 0.045% of its management fee through July 31, 2015 as long as BlackRock Investment Management, LLC remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

PL Mid-Cap Growth Fund: PLFA has agreed to waive 0.05% of its management fee through July 31, 2015 as long as Ivy Investment Management Company remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

PL Precious Metals Fund: PLFA has agreed to waive 0.07% of its management fee through July 31, 2015 as long as Wells Capital Management Incorporated remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

OVERVIEW OF THE CLASS P SHARES

Class P shares of the Trust are continuously offered through its principal underwriter, PSD. The Distributor is an affiliate of PLFA, the Funds’ investment adviser, and is also an affiliate of Pacific Life Insurance Company, the Funds’ administrator. Class P shares are offered at net asset value (“NAV”) and are only available for investment by a fund of funds of the Trust and PLFA and certain of its affiliates.

Execution of Your Requests

Purchase and sale requests are executed at the next determined NAV. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by electronic funds transfer or check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market

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value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

Except for the PL Floating Rate Income Fund, the Underlying Funds offer Class P shares only. Prior to July 1, 2010 Class A shares were available. The Class A shares of the Underlying Funds were converted to Class P shares. Performance information prior to July 1, 2010 pertains to Class A shares and reflects the fees and expenses associated with that share class. Class A, Class C, Class I and Advisor Class shares of the PL Floating Rate Income Fund are offered in a separate prospectus.

The information presented in the bar charts and the average annual total return table was prepared assuming reinvestment of dividends and distributions.

Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund

PL Floating Rate Loan Fund: Eaton Vance Investment Managers (“Eaton Vance”) began managing the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from July 1, 2010 to July 31, 2013. Another firm managed the Fund before July 1, 2010, and some investment policies changed at that time.

PL Managed Bond Fund: Western Asset Management Company became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

PL Short Duration Bond Fund: T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

PL Comstock Fund: Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

PL Growth Fund: Effective May 1, 2013, MFS Investment Management began managing the Fund, the Fund changed its name from “PL Growth LT Fund” and some of its investment policies changed at that time. Another firm managed the Fund before that date.

PL Large-Cap Growth Fund: BlackRock Investment Management, LLC (“BlackRock”) began managing the Fund on January 1, 2013 on an interim basis using a large-cap growth index strategy. Effective May 1, 2013, BlackRock began managing the Fund on a non-interim basis and some of its investment policies changed at that time Other firms managed the Fund before January 1, 2013.

PL Large-Cap Value Fund: ClearBridge Investments, LLC (“ClearBridge”) assumed management of the Fund on October 1, 2006. Salomon Brothers Asset Management Inc., an affiliate of ClearBridge, managed the Fund before that date.

PL Mid-Cap Equity Fund: Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date. Effective July 1, 2008, the Fund changed its name from PL Mid-Cap Value Fund.

PL Mid-Cap Growth Fund: Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

PL Small-Cap Growth Fund: Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

PL Small-Cap Value Fund: AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

PL Real Estate Fund: Morgan Stanley Investment Management Inc. (“MSIM”) began managing the Fund on May 31, 2010. MSIM previously conducted business in certain instances under the name Van Kampen and managed the PL Real Estate Fund under the Van Kampen name from the Fund’s inception until May 31, 2010.

PL International Large-Cap Fund: Effective December 31, 2003, the Fund changed its name from “PF MFS Global Growth Fund” and some of its investment policies changed at that time.

PL International Value Fund: J.P. Morgan Investment Management Inc. began managing the Fund on January 1, 2011, and some investment policies changed at that time. Other firms managed the Fund before that date.

PL Currency Strategies Fund: Macro Currency Group became co-sub-adviser to the Fund on May 1, 2014, and some investment policies changed at that time. UBS Global Asset Management (Americas) Inc. (“UBS”) was the sole sub-adviser to the Fund before that date.

PL Global Absolute Return Fund: Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from the Fund’s inception to July 31, 2013.

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Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the prospectus. The indices have inherent performance advantages over the Funds since they hold no cash and incur no expenses. An investor cannot invest directly in an index.

Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (“T-Bill”) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (“T-Bill”) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Emerging Markets Debt Composite Benchmark: The composition of the composite benchmark combines three emerging markets indices as follows: 50% J.P. Morgan EMBI Global Diversified Index, 25% J.P. Morgan ELMI+ Index and 25% J.P. Morgan GBI-EM Global Diversified Index.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity Real Estate Investment Trusts (“REITs”) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (“NYSE”), American Stock Exchange and National Association of Securities Dealers Automated Quotations (“NASDAQ”). Results include reinvested dividends.

J.P. Morgan Emerging Local Markets Index Plus (“ELMI+”) Index tracks total returns for local-currency denominated money market instruments in 23 emerging markets and mainly consists of non-deliverable forwards.

J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index – Emerging Markets (“GBI-EM”) Global Diversified Index consists of regularly traded, liquid fixed-rate, local currency government bonds in emerging markets and excludes countries which have capital controls (such as India and China).

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of November 27, 2013, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 27, 2013, the MSCI Emerging Markets Index (Net) consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

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Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include reinvested dividends.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include reinvested dividends.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include reinvested dividends.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include reinvested dividends.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corporation (“LSTA/LPC”) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (“LLI”) tracks the current outstanding balance and spread over London Interbank Offered Rate (“LIBOR”) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

OTHER FUND INFORMATION

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments. Each valuation committee that values the Funds’ investments, which includes using third party pricing services, does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

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Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge. Exchange orders within the Funds are effected at NAV. For any transaction, we will use the next NAV calculated after the Trust or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early on the day after Thanksgiving and the day before Christmas Day, when orders will only be accepted until 1:00 p.m. Eastern Time. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

• Domestic Equity Investments. For Domestic Equity Investments (including exchange traded funds), the Funds use the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments for which no sales are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

• Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the last reported sale price or official closing price from the principal foreign exchanges, which may be earlier than the NYSE close. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Trust has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

• Over-the-Counter (“OTC”) Investments. OTC Investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using reference instruments and industry pricing models pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

• Domestic and Foreign Debt Investments. Debt Investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued using benchmark, matrix or other pricing methodologies under the Valuation Policy.

• Money Market Instruments and Short-Term Investments. Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency, and may only be used if it approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Fund investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

• Exchange Traded Futures Contracts, Options and Swaps. Exchange traded futures contracts, options and swaps are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swaps for which no settlement

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price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (Alternate Valuation Methodologies). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for IPOs, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted anti-market timing policies. The Funds presented in this prospectus are presently only available for investment by fund of funds of the Trust, PLFA and certain of its affiliates. Because of this, no further information is presented regarding the above noted policies.

Dividends and Distributions

Each Fund, except for the PL Floating Rate Income Fund, intends to distribute substantially all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more frequently if it is advantageous to the specific Fund and to its shareholders. Dividends on net investment income, if any, are generally declared and paid monthly and realized capital gains, if any, are distributed at least annually for the PL Floating Rate Income Fund, although distributions could occur more or less frequently if it is advantageous to the Fund and its shareholders.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. The Trust, its Distributor (Pacific Select Distributors, Inc.), its administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each Fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or long-term capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the Funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders should note that a Fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Currently, the maximum rate on long-term capital gains and qualified dividends for individual taxpayers is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Generally, shareholders are subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares.

Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower rate on qualified dividends. In addition, certain holdings period requirements must be satisfied by both a Fund and shareholder in order to be eligible for lower rates on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

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You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a Fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

Distributions of the long-term capital gains will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

Fund Organization

The Trust is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this prospectus and others are offered in a separate prospectus. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund. If a Fund were discontinued, any investment allocation to that Fund would be allocated to another Fund upon approval of the trustees, as long as any required regulatory approvals were met.

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Trust, and the firms that manage the Trust’s Funds.

PLFA, a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660.

In its role as investment adviser, PLFA, subject to review of the Trust’s Board, supervises the management of all of the Funds in the Trust. PLFA also does business under the name “Pacific Asset Management” and manages the PL Floating Rate Income Fund under the Pacific Asset Management name. To manage the other Underlying Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA oversees and monitors the performance of these sub-advisers. Under an exemptive order from the SEC, PLFA and the Trust can enter into agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new sub-advisers, shareholders of the affected Fund will be sent information about the change.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA uses part of the management fee to pay for the services of the sub-advisers. For the fiscal year ended March 31, 2014, the management fees paid to PLFA including fees paid to the sub-advisers for the sub-adviser services, as applicable, are set out in the table below. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this prospectus, as applicable, is available in the Trust’s annual report dated March 31, 2014 and will be available in the Trust’s semi-annual report dated September 30, 2014.

Fund	Management Fee Paid for Fiscal Year Ended 3/31/14 (as a percentage of average daily net assets)
PL Floating Rate Income Fund	0.65%
PL Floating Rate Loan Fund[1]	0.65%
PL Inflation Managed Fund	0.40%
PL Managed Bond Fund	0.40%
PL Short Duration Bond Fund	0.40%
PL Emerging Markets Debt Fund	0.79%
PL Comstock Fund[2]	0.74%
PL Growth Fund	0.55%
PL Large-Cap Growth Fund[3]	0.69%

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Fund	Management Fee Paid for Fiscal Year Ended 3/31/14 (as a percentage of average daily net assets)
PL Large-Cap Value Fund	0.65%
PL Main Street Core® Fund	0.45%
PL Mid-Cap Equity Fund	0.65%
PL Mid-Cap Growth Fund[4]	0.68%
PL Small-Cap Growth Fund	0.60%
PL Small-Cap Value Fund	0.75%
PL Real Estate Fund	0.90%
PL Emerging Markets Fund	0.80%
PL International Large-Cap Fund	0.85%
PL International Value Fund	0.65%
PL Currency Strategies Fund	0.65%
PL Global Absolute Return Fund	0.80%
PL Precious Metals Fund[5]	0.68%

1 PLFA has agreed to waive 0.10% of its management fee through July 31, 2015 as long as Eaton Vance Investment Managers remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA has agreed to waive 0.015% of its management fee through July 31, 2015 as long as Invesco Advisers, Inc. remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

3 PLFA has agreed to waive 0.275% of its management fee from April 1, 2013 through April 30, 2013 and 0.045% from May 1, 2013 through July 31, 2015 as long as BlackRock Investment Management, LLC remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

4 PLFA has agreed to waive 0.05% of its management fee from November 1, 2013 through July 31, 2015 as long as Ivy Investment Management Company remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.07% of its management fee through July 31, 2015 as long as Wells Capital Management Incorporated remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

The table that follows provides information about each management firm and biographical information for each individual team member (i.e., portfolio manager) responsible for making investment decisions for the Fund, including their primary title with the applicable Manager (or affiliate) and positions held during the past five years. Some of the portfolio managers could change from time to time. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the particular Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that particular Fund. With respect to each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the managed Fund.

AllianceBernstein L.P.

1345 Avenue of the Americas, New York, New York 10105

AllianceBernstein L.P. (“AllianceBernstein”) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. As of March 31, 2014, AllianceBernstein’s total assets under management were approximately $454 billion.

PL SMALL-CAP VALUE FUND
James MacGregor, CFA

Chief investment officer of AllianceBernstein’s small and mid-cap value equities since 2009, served as chief investment officer of AllianceBernstein’s Canadian value equities from 2009-2012, and director of research of AllianceBernstein’s small and mid-cap value equities from 2004 to 2009. Mr. MacGregor has over 20 years of investment experience. He has a BA from McGill University, an MSc from the London School of Economics, and an MBA from the University of Chicago.

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Ashmore Investment Management Limited

61 Aldwych, London, United Kingdom, WC2B 4AE

Ashmore Investment Management Limited (“Ashmore”), registered with the U.S. Securities and Exchange Commission, is indirectly wholly-owned by Ashmore Group plc, a company incorporated in England and Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of March 31, 2014, Ashmore Group plc’s total assets under management, including pooled vehicles and accounts located outside the United States, were approximately $70.1 billion.

PL EMERGING MARKETS DEBT FUND

Investment decisions for the Fund are made on a collective basis by Ashmore’s investment committee (which is comprised of the individuals listed below), together with other members of the portfolio management team.

Mark Coombs

Chief executive officer of Ashmore since inception of the firm and the chairman of its investment committee since 1992. Mr. Coombs is also currently co-chair of the board of EMTA (formerly the Emerging Markets Trade Association). He has over 32 years of investment experience investing in emerging markets. He has an MA from Cambridge University.

Ricardo Xavier

Senior portfolio manager of Ashmore since 2003 and a member of its investment committee since 2009. Mr. Xavier has geographic responsibility for Latin America, and product responsibility for local currencies, local currency debt and related derivatives. He has over 21 years of investment experience investing in emerging market debt. Mr. Xavier has a bachelor’s degree from Fundação Armando Alvares Penteado, Sao Paulo.

Herbert Saller

Senior portfolio manager of Ashmore and a member of its investment committee since he joined Ashmore in 2002. Mr. Saller has over 25 years of investment experience which includes global emerging market sovereign and corporate debt as well as banking as a proprietary trader. He has a business management degree from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest

Senior portfolio manager of Ashmore since 2006 and a member of its investment committee since 2012. Mr. Forrest has over 20 years of investment experience including capital markets, origination, structuring, execution, syndication, risk management, and credit within loan and high yield markets as well as emerging markets. He has a BA from Oxford University.

BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (“BlackRock”) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of March 31, 2014, BlackRock, Inc.’s total assets under management, including BlackRock, were approximately $ 4.4 trillion.

PL LARGE-CAP GROWTH FUND
Lawrence G. Kemp, CFA

Managing director at BlackRock since 2012. Mr. Kemp was managing director of UBS Global AM from 2005 to 2012 and lead portfolio manager of UBS Global AM from 2002 to 2012. He has over 27 years of investment experience. Mr. Kemp has a BA from Stanford University and an MBA from the University of Chicago.

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Boston Management and Research, doing business as Eaton Vance Investment Managers (“Eaton Vance”)

Two International Place, Boston, Massachusetts 02110

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is wholly-owned subsidiary of Eaton Vance Corp. As of March 31, 2014, Eaton Vance and its affiliates had total assets under management of approximately $285.4 billion.

PL FLOATING RATE LOAN FUND
Scott H. Page, CFA

Vice president, director of Eaton Vance’s bank loan team since 2007 and portfolio manager of Eaton Vance’s senior loan funds since 1996. Mr. Page has over 31 years of investment experience. He has a BA from Williams College and an MBA from the Amos Tuck School at Dartmouth College.

Andrew N. Sveen, CFA

Vice president of Eaton Vance since 1999, director of Eaton Vance’s bank loan trading and portfolio manager of Eaton Vance’s senior loan funds since 2007. Mr. Sveen has been a member of Eaton Vance’s bank loan team since 1999. He has over 19 years of investment experience. Mr. Sveen has a BA from Dartmouth College and an MBA from the William Simon School of Business Finance.

Craig P. Russ

Vice president of Eaton Vance since 1997, director of Eaton Vance’s bank loan credit analysis since 2011 and portfolio manager of Eaton Vance’s senior loan funds since 2000. Mr. Russ is a co-manager for several Eaton Vance senior loan funds and has been a member of Eaton Vance’s bank loan team since 1997. He has over 28 years of investment experience. Mr. Russ has a BA from Middlebury College.

PL GLOBAL ABSOLUTE RETURN FUND
John R. Baur

Vice president of Eaton Vance since 2007 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Baur has over 9 years of investment experience. He has a BS from MIT and an MBA from the Johnson Graduate School of Management at Cornell University.

Michael A. Cirami, CFA

Vice president of Eaton Vance since 2005 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Cirami has over 13 years of investment experience. He has a BA from Mary Washington College and an MBA from William E. Simon School at the University of Rochester.

Eric A. Stein, CFA

Vice president of Eaton Vance since 2009 and portfolio manager of Eaton Vance’s global fixed-income team since 2008. Mr. Stein has over 11 years of investment experience. He has a BS from Boston University and an MBA from the University of Chicago School of Business.

ClearBridge Investments, LLC

620 Eighth Avenue, New York, New York 10018

ClearBridge Investments, LLC (“ClearBridge”), a wholly-owned subsidiary of Legg Mason, Inc., provides investment advisory services to institutional investors and individuals. As of March 31, 2014, ClearBridge’s total assets under management were approximately $94.75 billion.

PL LARGE-CAP VALUE FUND
Robert Feitler

Managing director of ClearBridge since 2005 and director of ClearBridge since 2003. Mr. Feitler has over 20 years of investment experience. He has a BA from Haverford College and an MBA from the University of Wisconsin.

Dmitry Khaykin

Managing director of ClearBridge since 2008, director and portfolio manager of ClearBridge since 2007. Mr. Khaykin has over 18 years of investment experience in the management and analysis of U.S. equities. He has a BA from New York University and an MBA from The Wharton School of Business at the University of Pennsylvania.

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Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco Advisers, Inc. (“Invesco”) is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of March 31, 2014, Invesco’s, including its affiliates, total assets under management were approximately $787.3 billion.

PL COMSTOCK FUND	As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the Fund’s investments.
Kevin Holt, CFA

Portfolio manager of Invesco and/or its affiliates since June 2010. Managing director and portfolio of Van Kampen Asset Management and/or its affiliates (“VKAM”) from 1999 to May 2010. Mr. Holt has over 24 years of investment experience. He has a BA from the University of Iowa and an MBA from the University of Chicago. As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the fund’s investments.

Devin Armstrong, CFA

Portfolio manager of Invesco and/or its affiliates since June 2010. Vice president and portfolio manager of VKAM from 2004 to May 2010. Mr. Armstrong has over 15 years of investment experience. He has a BS from the University of Illinois and an MBA from Columbia University.

James Warwick

Portfolio manager of Invesco and/or its affiliates since June 2010. Executive director and portfolio manager of VKAM from 2002 to May 2010. Mr. Warwick has over 21 years of investment experience. He has a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Matthew Seinsheimer, CFA

Portfolio manager of Invesco and/or its affiliates since 2000. Mr. Seinsheimer joined Invesco as a senior analyst in 1998. He has over 21 years of investment experience. Mr. Seinsheimer has a BA from Southwestern Methodist University and an MBA from The University of Texas at Austin.

Ivy Investment Management Company

6300 Lamar Avenue, Overland Park, Kansas 66202

Ivy Investment Management Company (“Ivy”) operates as a wholly owned, indirect subsidiary of Waddell & Reed Financial, Inc. (“Waddell & Reed”). Waddell & Reed traces its investment heritage back to 1937. The firm is focused on asset management and distribution of investment products. As of March 31, 2014, Waddell & Reed (parent company of Ivy) had total assets under management of approximately $131.4 billion.

PL MID-CAP GROWTH FUND
Kimberly A. Scott, CFA

Senior vice president of Ivy since 2004 and portfolio manager of Ivy’s mid cap growth fund since January 2001. Ms. Scott has over 26 years of investment experience. She has a BS from the University of Kansas and an MBA from the University of Cincinnati.

J.P. Morgan Investment Management Inc.

270 Park Avenue, New York, New York 10017

J.P. Morgan Investment Management Inc. (“JP Morgan”) is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of March 31, 2014, JP Morgan’s, including all advisory affiliates, total assets under management were approximately $1.65 trillion.

PL INTERNATIONAL VALUE FUND	This fund is managed by a portfolio management team. The team is led by Mr. Woort-Menker.
Gerd Woort-Menker, CFA

Managing director of JP Morgan since 1996, senior portfolio manager of JP Morgan’s global equities team since 2001 and is currently lead manager of the team’s value strategies. Mr. Woort-Menker has managed JP Morgan’s international and global equity portfolios since 2001 and has managed JP Morgan’s international value strategy since its inception in 2002. He has been employed by JP Morgan since 1987. Mr. Woort-Menker has a BA from Muenster University and an MA from Freiburg University.

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Lord, Abbett & Co. LLC

90 Hudson Street, Jersey City, New Jersey 07302

Founded in 1929, Lord, Abbett & Co. LLC (“Lord Abbett”) manages one of the nation’s oldest mutual fund complexes. A team of experienced portfolio managers responsible for investment decisions manage the PL Small-Cap Growth Fund’s portfolio, together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. As of March 31, 2014, total assets under management were approximately $138.9 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.5 billion for which Lord Abbett provides investment models to managed account sponsors.

PL SMALL-CAP GROWTH FUND
F. Thomas O’Halloran, J.D., CFA

Lead portfolio manager of Lord Abbett’s small cap growth strategy since 2003, micro cap growth strategy since 2006, and growth equity strategy since 2011. Mr. O’Halloran has over 26 years of investment experience. He has an AB from Bowdoin College, a JD from Boston College, and an MBA from Columbia University.

Arthur K. Weise, CFA

Portfolio manager of Lord Abbett’s small cap growth strategy since 2010, micro cap growth strategy since 2013, and growth equity strategy since 2011. Mr. Weise joined Lord Abbett in 2007, and was named partner in 2012. Mr. Weise has over 19 years of investment experience. He has a BA from Columbia University.

Massachusetts Financial Services Company, doing business as MFS Investment Management

111 Huntington Avenue, Boston, Massachusetts 02199

MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). As of March 31, 2014, total assets under management of MFS and its advisory affiliates were approximately $420 billion.

PL GROWTH FUND
Eric B. Fischman, CFA

Investment officer and portfolio manager of MFS since 2002. Mr. Fischman has over 15 years of investment experience. He has a BA from Cornell University, a JD from Boston University, and an MBA from Columbia University.

Matthew D. Sabel	Investment officer of MFS since 2009 and portfolio manager of MFS since 2011. Mr. Sabel has over 13 years of investment experience. He has a BA from Tufts University.
PL INTERNATIONAL LARGE-CAP FUND
Daniel Ling, CFA

Investment officer and portfolio manager of MFS since 2009. From 2006-2009, Mr. Ling was a global equity research analyst at MFS. He has over 15 years of investment experience. Mr. Ling, who is based in Singapore, has a BA from Nanyang Technological University.

Marcus L. Smith	Investment officer and portfolio manager of MFS since 2001. Mr. Smith has over 18 years of investment experience. He has a BS from Mount Union College and an MBA from the University of Pennsylvania.
Morgan Stanley Investment Management Inc.

522 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management Inc. (“MSIM”) conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. MSIM’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. As of March 31, 2014, MSIM’s, including its affiliated asset management companies, total assets under management were approximately $381.7 billion.

PL REAL ESTATE FUND

The fund is managed by MSIM’s real estate team. MSIM’s real estate team determines the investment strategy, establishes asset-allocation frameworks, and directs the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors.

Theodore R. Bigman

Managing director and lead portfolio manager of MSIM’s real estate portfolio since 1999. Mr. Bigman has over 26 years of investment experience. He has a BA from Brandeis University and an MBA from Harvard Business School.

Bill Grant

Managing director of MSIM’s real estate portfolio since 2014 and securities analyst for MSIM’s U.S. real estate portfolio from 2002 to 2014. Mr. Grant has over 13 years of investment experience. He has a BA from Occidental College.

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OppenheimerFunds, Inc.

225 Liberty Street, New York, New York 10281

OppenheimerFunds, Inc. (“Oppenheimer”) is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. As of March 31, 2014, Oppenheimer’s total assets under management, including all assets managed and/or advised by Oppenheimer, its divisions and its subsidiaries, were approximately $237 billion.

PL MAIN STREET CORE FUND
Manind Govil, CFA

Senior vice president, head of the Main Street team and a portfolio manager of Oppenheimer since 2009. Mr. Govil is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was a portfolio manager with RS Investment Management Co. LLC. Mr. Govil has over 21 years of investment experience. He has a Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram

Vice president and co-portfolio manager of Oppenheimer since 2009. Mr. Ram is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS core equity team of RS Investment Management Co. LLC. Mr. Ram has over 17 years of investment experience. He has a BA from the University of Maryland and an MBA from Johns Hopkins University.

Paul Larson

Vice president and co-portfolio manager of Oppenheimer since 2014, senior generalist analyst of Oppenheimer’s main street team since 2013. Prior to joining Oppenheimer in January 2013, Mr. Larson was a portfolio manager of Morningstar since 2005 and chief equity strategist of Morningstar since 2011. Mr. Larson has over 18 years of investment experience. He has a BS in from the University of Illinois at Chicago and an MBA from the Keller Graduate School of Management.

PL EMERGING MARKETS FUND
Justin M. Leverenz, CFA

Director of Oppenheimer’s emerging markets equities since 2013, senior vice president of Oppenheimer since 2009, portfolio manager of Oppenheimer since 2007, and vice president of Oppenheimer from 2004 to 2009. Mr. Leverenz has over 21 years of investment management and research experience. He has a BA and an MA from the University of California, San Diego.

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Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Trust. PLFA does business under the name “Pacific Asset Management” and manages the PL Floating Rate Income Fund under the Pacific Asset Management name. PLFA is a limited liability company and wholly-owned subsidiary of Pacific Life.

PL FLOATING RATE INCOME FUND
Jason R. Rosiak

Senior managing director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Prior to joining Pacific Asset Management, he was an executive director of UBS Investment Bank from 2006 to 2007. In 1996, Mr. Rosiak joined PIMCO and was promoted to vice president in 2000 and to senior vice president in 2004. While at PIMCO, he served as a leveraged loan portfolio manager and head of high yield trading from 1996 to 2005 prior to joining UBS. Mr. Rosiak has over 19 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

J.P. Leasure

Senior managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s Corporate (Bank) Loan Strategy, Mr. Leasure has responsibility for overseeing all credit research activities for Pacific Asset Management. He joined Pacific Life in 1997 and was formerly a senior member of Pacific Life’s credit research team. Prior to joining Pacific Life, Mr. Leasure was a Senior Associate in Credit Lyonnais’ Leveraged Finance Group. He has over 15 years of investment and banking experience. Mr. Leasure has a bachelor’s degree from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Marzouk has responsibility for covering the Telecommunications, media and technology sectors. Prior to joining Pacific Asset Management, he was a vice president in the leveraged finance group at the Royal Bank of Scotland, where he was primarily responsible for originating and structuring bank debt instruments and high yield bonds. Prior to The Royal Bank of Scotland, he worked at UBS Investment Bank, Prudential Financial and Deutsche Bank. Mr. Marzouk has over 15 years of professional investment experience. He has a BA from the University of California, Los Angeles and an MBA from the UCLA Anderson School of Management.

Pacific Investment Management Company LLC

650 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. PIMCO has more than 1,000 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. As of March 31, 2014, PIMCO’s total assets under management were approximately $1.94 trillion.

PL MANAGED BOND FUND
William H. Gross

Chief investment officer of PIMCO since 2002 and managing director of PIMCO since 1982. Mr. Gross has been with PIMCO since he co-founded the firm in 1971 and oversees the management of its securities. He is a published author and the recipient of numerous investment-related awards. Mr. Gross has over 43 years of investment experience. He has a BA from Duke University and an MBA from the University of California, Los Angeles Graduate School of Business.

PL INFLATION MANAGED FUND
Mihir P. Worah

Deputy chief investment officer of PIMCO since 2014, managing director and portfolio manager of PIMCO since 2003, and head of PIMCO’s real return portfolio management team since 2008. He has over 12 years of investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.

111

Principal Global Investors, LLC doing business as Macro Currency Group

711 High Street, Des Moines, Iowa 50392

Macro Currency Group (“MCG”), is one of the companies which make up the institutional asset-management arm of the Principal Financial Group®. MCG is a leading absolute return manager with a focus on managing currency portfolios. As of March 31, 2014, MCG and its affiliates had total assets under management of approximately $317.6 billion.

PL CURRENCY STRATEGIES FUND
Mark Farrington

Managing director and head of MCG since 1999 and portfolio manager of MCG since 1999. Mr. Farrington has over 24 years of experience in the global financial industry. He has a BS from Oregon State University.

Dr. Ivan Petej

Managing director, head of portfolio construction, risk and quantitative strategy for MCG since 2006 and portfolio manager of MCG since 2011. Dr. Petej is responsible for ensuring that fundamental views are represented optimally from a risk-adjusted return perspective and to achieve portfolio consistency across varying mandates. He has over 11 years of investment experience. Dr. Petej has a PhD from the University of Oxford, a MPhys and a BSc degrees from the University of Cambridge.

Scout Investments, Inc.

928 Grand Boulevard, Kansas City, Missouri 64106

Scout Investments, Inc. (“Scout”) is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corp. As of March 31, 2014, total assets under management were approximately $32.17 billion.

PL MID-CAP EQUITY FUND
G. Patrick Dunkerley, CFA	Portfolio manager of Scout since 2006. Mr. Dunkerley has over 20 years of investment experience. He has a BS from the University of Missouri and an MBA from Golden Gate University.
Derek M. Smashey, CFA	Portfolio manager of Scout since 2006. Mr. Smashey has over 10 years of investment experience. He has a BS from Northwest Missouri State University and an MBA from the University of Kansas.
John A. Indellicate II, CFA

Portfolio manager of Scout since 2011 and quantitative and securities analyst of Scout from 2004 to 2011. Mr. Indellicate has over 9 years of investment experience. He has a BA from Harvard University.

Jason J. Votruba, CFA	Portfolio manager of Scout since joining in 2002. Mr. Votruba has over 15 years of investment experience. He has a BS from Kansas State University.
T. Rowe Price Associates, Inc.

100 East Pratt Street, Baltimore, Maryland, 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly-owned subsidiary of T. Rowe Price Group, is a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts. As of March 31, 2014, T. Rowe Price’s total assets under management, including its affiliates’, were approximately $711.4 billion.

PL SHORT DURATION BOND FUND
Edward A. Wiese, CFA

Vice President of T. Rowe Price since 1988, fixed income portfolio manager of T. Rowe Price since 1998, and president and chairman of the investment advisory committee for T. Rowe Price’s short-term bond strategy since 1995, inflation focused strategy since 2006, and limited term bond portfolio since 1995. Mr. Wiese has over 30 years of investment experience. He has a BA from Yale University, an MS from Johns Hopkins University, and an MBA from the Amos Tuck School of Business Administration at Dartmouth College.

He is assisted by one of T. Rowe Price’s investment advisory committees.

112

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas, New York, New York 10019

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is an indirect, wholly-owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. As of March 31, 2014, the UBS Global Asset Management Division’s total assets under management were approximately $674 billion and UBS Global AM’s total assets under management were approximately $158 billion.

PL CURRENCY STRATEGIES FUND
Jonathan Davies, CFA

Managing director of UBS Global AM since 2006, head of currency for UBS Global AM’s global investment solutions team since 2009, and UK investment coordinator for UBS Global AM since 2009. Mr. Davies has over 22 years of investment experience. He has a MA from Keble College, Oxford, and an MSc from the University of London.

Jon D. Adams, CFA

Director of UBS Global AM since 2010, portfolio manager within UBS Global AM’s global investment solutions team since 2011, and member of the asset allocation and currency committee of UBS Global AM’s global asset management since 2004. Mr. Adams has over 12 years of investment experience. He has a BS from Valparaiso University and an MBA from the University of Chicago.

Wells Capital Management Incorporated

525 Market Street, San Francisco, California 94105

Wells Capital Management Incorporated (“WellsCap”) is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company. As of March 31, 2014, WellsCap’s total assets under management were approximately $343.06 billion.

PL PRECIOUS METALS FUND
Michael Bradshaw, CFA

Managing director and senior portfolio manager of WellsCap’s precious metals team since 2007. From 2006 to 2007, Mr. Bradshaw was a senior equity analyst for WellsCap’s precious metals team. He has over 18 years of investment experience. He has a BS from the University of Western Ontario and an MBA from the University of Toronto.

Oleg Makhorine

Associate portfolio manager of WellsCap’s precious metals team since 2012. From 2005 to 2012, Mr. Makhorine was a senior equity analyst of WellsCap’s berkeley street international equity team. He has over 18 years of investment experience. He has a BS from the International Business Academy and an MS from Florida International University.

Western Asset Management Company

385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company (“WAMCO”) operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom) (together with WAMCO, these firms are collectively “Western Asset”), and each is a registered investment adviser, and a wholly-owned subsidiary of Legg Mason, Inc. Western Asset, together with other affiliated investment advisory entities around the world, provide global asset management services. As of March 31, 2014, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $460.3 billion.

PL MANAGED BOND FUND
S. Kenneth Leech	Chief investment officer of Western Asset since 1990. Mr. Leech has over 37 years of investment experience. He has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.
Michael C. Buchanan, CFA	Portfolio manager of Western Asset since 2005. Mr. Buchanan has over 24 years of investment experience. He has a BA from Brown University.
Carl L. Eichstaedt, CFA

Portfolio manager of Western Asset since 1994. Mr. Eichstaedt has over 28 years of investment experience. He has a BS from the University of Illinois and an MBA from Kellogg Graduate School of Management at Northwestern University.

Keith J. Gardner	Portfolio manager of Western Asset since 1994. Mr. Gardner has over 31 years of investment experience. He has a BS from State University of New York at Binghamton.
Mark S. Lindbloom	Portfolio manager of Western Asset since 2005. Mr. Lindbloom has over 36 years of investment experience. He has a BS from Rider University and an MBA from Pace University.

113

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table is included and can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual reports dated as of March 31, 2014. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section on the back cover of this prospectus.

Certain Funds invest in other investment companies, including other mutual funds, exchange-traded funds and business development companies, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

114

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains		Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Floating Rate Income Fund
4/1/2013 - 3/31/2014	$10.47	$0.43	$0.04	$0.47	($0.40)	($0.02)		($0.42)	$10.52	0.90%	0.80%	4.11%	4.53%	$249	123%
12/31/2012 - 3/31/2013	10.29	0.12	0.16	0.28	(0.10)	—		(0.10)	10.47	0.99%	0.80%	4.70%	2.74%	14	186%
PL Floating Rate Loan Fund
4/1/2013 - 3/31/2014	$10.24	$0.38	($0.04)	$0.34	($0.38)	($0.15)		($0.53)	$10.05	1.02%	0.80%	3.73%	3.39%	$123,116	73%
4/1/2012 - 3/31/2013	10.10	0.46	0.18	0.64	(0.47)	(0.03)		(0.50)	10.24	1.03%	0.80%	4.45%	6.40%	110,204	94%
4/1/2011 - 3/31/2012	10.12	0.43	(0.06)	0.37	(0.39)	—		(0.39)	10.10	1.04%	0.80%	4.33%	3.80%	112,088	45%
4/1/2010 - 3/31/2011	9.88	0.34	0.19	0.53	(0.29)	—		(0.29)	10.12	1.22%	0.90%	4.29%	5.51%	86,066	92%
4/1/2009 - 3/31/2010	8.18	0.45	1.70	2.15	(0.45)	—		(0.45)	9.88	1.54%	1.30%	4.78%	26.70%	53,122	118%
PL Inflation Managed Fund
4/1/2013 - 3/31/2014	$9.73	$0.07	($0.78)	($0.71)	($0.04)	($0.14)		($0.18)	$8.84	0.64%	0.56%	0.83%	(7.40%)	$185,765	36%
4/1/2012 - 3/31/2013	10.79	0.21	0.52	0.73	(0.51)	(1.28)		(1.79)	9.73	0.69%	0.58%	1.95%	6.79%	164,281	111%
4/1/2011 - 3/31/2012	10.53	0.31	0.85	1.16	(0.40)	(0.50)		(0.90)	10.79	0.67%	0.56%	2.83%	11.11%	287,956	372%
4/1/2010 - 3/31/2011	10.10	0.24	0.61	0.85	(0.21)	(0.21)		(0.42)	10.53	0.82%	0.64%	2.31%	8.56%	229,356	323%
4/1/2009 - 3/31/2010	9.59	0.29	0.62	0.91	(0.40)	—		(0.40)	10.10	1.21%	0.95%	2.90%	9.68%	149,453	300%
PL Managed Bond Fund
4/1/2013 - 3/31/2014	$11.11	$0.13	($0.27)	($0.14)	($0.15)	($0.06)		($0.21)	$10.76	0.63%	0.55%	1.16%	(1.22%)	$579,753	530%
4/1/2012 - 3/31/2013	10.86	0.20	0.55	0.75	(0.35)	(0.15)		(0.50)	11.11	0.66%	0.56%	1.75%	6.85%	565,285	495%
4/1/2011 - 3/31/2012	10.75	0.25	0.15	0.40	(0.29)	—		(0.29)	10.86	0.67%	0.55%	2.33%	4.02%	486,215	519%
4/1/2010 - 3/31/2011	10.75	0.24	0.43	0.67	(0.30)	(0.37)		(0.67)	10.75	0.82%	0.63%	2.16%	6.31%	378,982	502%
4/1/2009 - 3/31/2010	9.70	0.30	1.48	1.78	(0.50)	(0.23)		(0.73)	10.75	1.22%	0.95%	2.86%	18.68%	235,957	352%
PL Short Duration Bond Fund
4/1/2013 - 3/31/2014	$10.12	$0.10	($0.04)	$0.06	($0.13)	$—		($0.13)	$10.05	0.64%	0.55%	1.02%	0.64%	$229,189	43%
4/1/2012 - 3/31/2013	10.07	0.11	0.08	0.19	(0.14)	(0.00	)(6)	(0.14)	10.12	0.65%	0.55%	1.08%	1.86%	223,601	63%
4/1/2011 - 3/31/2012	10.04	0.11	0.05	0.16	(0.12)	(0.01)		(0.13)	10.07	0.68%	0.55%	1.14%	1.62%	155,368	150%
4/1/2010 - 3/31/2011	10.00	0.10	0.06	0.16	(0.08)	(0.04)		(0.12)	10.04	0.81%	0.64%	1.00%	1.57%	121,133	196%
4/1/2009 - 3/31/2010	9.69	0.18	0.33	0.51	(0.20)	—		(0.20)	10.00	1.22%	0.95%	1.84%	5.27%	75,674	167%
PL Emerging Markets Debt Fund
4/1/2013 - 3/31/2014	$10.53	$0.47	($0.90)	($0.43)	($0.32)	($0.09)		($0.41)	$9.69	1.06%	0.94%	4.71%	(3.92%)	$130,516	116%
6/29/2012 - 3/31/2013	10.00	0.37	0.46	0.83	(0.27)	(0.03)		(0.30)	10.53	1.17%	0.94%	4.67%	8.24%	85,846	61%
PL Comstock Fund
4/1/2013 - 3/31/2014	$14.40	$0.25	$3.11	$3.36	($0.15)	$—		($0.15)	$17.61	0.97%	0.89%	1.53%	23.36%	$308,598	14%
4/1/2012 - 3/31/2013	12.47	0.19	1.91	2.10	(0.17)	—		(0.17)	14.40	0.97%	0.89%	1.51%	16.96%	261,671	35%
4/1/2011 - 3/31/2012	12.13	0.17	0.32	0.49	(0.15)	—		(0.15)	12.47	0.99%	0.89%	1.47%	4.22%	207,330	24%
4/1/2010 - 3/31/2011	10.69	0.13	1.41	1.54	(0.10)	—		(0.10)	12.13	1.13%	0.99%	1.16%	14.55%	166,465	31%
4/1/2009 - 3/31/2010	6.95	0.09	3.74	3.83	(0.09)	—		(0.09)	10.69	1.51%	1.30%	0.93%	55.34%	128,169	28%
PL Growth Fund
4/1/2013 - 3/31/2014	$13.93	$0.03	$3.47	$3.50	($0.10)	$—		($0.10)	$17.33	0.79%	0.70%	0.20%	25.15%	$101,285	76%
4/1/2012 - 3/31/2013	13.12	0.08	0.90	0.98	(0.17)	—		(0.17)	13.93	0.86%	0.70%	0.63%	7.53%	48,611	72%
4/1/2011 - 3/31/2012	12.42	0.06	0.71	0.77	(0.07)	—		(0.07)	13.12	0.85%	0.70%	0.54%	6.26%	108,340	84%
4/1/2010 - 3/31/2011	11.21	0.07	1.14	1.21	—	—		—	12.42	0.95%	0.79%	0.58%	10.79%	115,576	83%
4/1/2009 - 3/31/2010	7.74	0.02	3.60	3.62	(0.15)	—		(0.15)	11.21	1.37%	1.10%	0.19%	47.26%	89,219	60%
PL Large-Cap Growth Fund
4/1/2013 - 3/31/2014	$10.40	($0.01)	$2.41	$2.40	($0.02)	($2.50)		($2.52)	$10.28	0.97%	0.84%	(0.06%)	23.58%	$172,613	163%
4/1/2012 - 3/31/2013	10.30	0.03	0.70	0.73	—	(0.63)		(0.63)	10.40	0.99%	0.81%	0.31%	7.66%	142,398	131%
4/1/2011 - 3/31/2012	9.23	(0.02)	1.25	1.23	—	(0.16)		(0.16)	10.30	1.00%	0.88%	(0.26%)	13.65%	129,222	76%
4/1/2010 - 3/31/2011	7.71	(0.01)	1.53	1.52	—	—		—	9.23	1.12%	0.95%	(0.11%)	19.72%	99,101	102%
4/1/2009 - 3/31/2010	5.44	(0.03)	2.30	2.27	—	—		—	7.71	1.59%	1.28%	(0.38%)	41.73%	61,106	116%
PL Large-Cap Value Fund
4/1/2013 - 3/31/2014	$13.96	$0.36	$2.62	$2.98	($0.23)	$—		($0.23)	$16.71	0.86%	0.80%	2.33%	21.41%	$380,372	13%
4/1/2012 - 3/31/2013	12.31	0.23	1.66	1.89	(0.24)	—		(0.24)	13.96	0.87%	0.80%	1.80%	15.54%	324,085	26%
4/1/2011 - 3/31/2012	11.59	0.22	0.71	0.93	(0.21)	—		(0.21)	12.31	0.89%	0.80%	1.96%	8.21%	262,917	20%
4/1/2010 - 3/31/2011	10.42	0.16	1.15	1.31	(0.14)	—		(0.14)	11.59	1.01%	0.89%	1.56%	12.69%	228,436	19%
4/1/2009 - 3/31/2010	7.35	0.14	3.07	3.21	(0.14)	—		(0.14)	10.42	1.38%	1.20%	1.52%	43.79%	162,312	16%

See explanation of symbols and terms, if any, on page A-3

A-1

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Main Street Core Fund
4/1/2013 - 3/31/2014	$12.20	$0.13	$2.65	$2.78	($0.13)	$—	($0.13)	$14.85	0.67%	0.60%	0.99%	22.84%	$257,575	66%
4/1/2012 - 3/31/2013	11.26	0.14	0.96	1.10	(0.16)	—	(0.16)	12.20	0.68%	0.60%	1.21%	9.93%	212,428	60%
4/1/2011 - 3/31/2012	10.13	0.10	1.11	1.21	(0.08)	—	(0.08)	11.26	0.70%	0.60%	1.00%	12.12%	193,538	48%
4/1/2010 - 3/31/2011	9.00	0.09	1.10	1.19	(0.06)	—	(0.06)	10.13	0.83%	0.70%	0.93%	13.28%	157,890	58%
4/1/2009 - 3/31/2010	6.11	0.07	2.89	2.96	(0.07)	—	(0.07)	9.00	1.23%	1.00%	0.89%	48.57%	146,028	130%
PL Mid-Cap Equity Fund
4/1/2013 - 3/31/2014	$11.00	$0.04	$2.84	$2.88	($0.06)	($0.98)	($1.04)	$12.84	0.87%	0.80%	0.36%	26.82%	$171,357	114%
4/1/2012 - 3/31/2013	10.29	0.06	0.72	0.78	(0.07)	—	(0.07)	11.00	0.90%	0.80%	0.65%	7.63%	138,416	191%
4/1/2011 - 3/31/2012	10.46	0.05	(0.18)	(0.13)	(0.04)	—	(0.04)	10.29	0.89%	0.80%	0.51%	(1.17%)	165,168	102%
4/1/2010 - 3/31/2011	8.66	0.08	1.79	1.87	(0.07)	—	(0.07)	10.46	1.02%	0.89%	0.87%	21.70%	135,755	87%
4/1/2009 - 3/31/2010	5.33	0.03	3.34	3.37	(0.04)	—	(0.04)	8.66	1.41%	1.20%	0.44%	63.29%	101,650	74%
PL Mid-Cap Growth Fund
4/1/2013 - 3/31/2014	$8.58	($0.01)	$1.93	$1.92	($0.01)	($2.32)	($2.33)	$8.17	0.93%	0.83%	(0.09%)	23.39%	$90,804	135%
4/1/2012 - 3/31/2013	8.87	0.05	(0.03)	0.02	(0.02)	(0.29)	(0.31)	8.58	1.00%	0.85%	0.60%	0.61%	61,557	48%
4/1/2011 - 3/31/2012	10.28	(0.02)	(0.28)	(0.30)	(0.05)	(1.06)	(1.11)	8.87	0.98%	0.85%	(0.21%)	(1.08%)	73,586	27%
4/1/2010 - 3/31/2011	8.41	0.02	2.83	2.85	(0.02)	(0.96)	(0.98)	10.28	1.17%	0.95%	0.24%	35.16%	64,476	44%
4/1/2009 - 3/31/2010	4.98	(0.03)	3.56	3.53	—	(0.10)	(0.10)	8.41	1.53%	1.25%	(0.42%)	70.89%	54,994	32%
PL Small-Cap Growth Fund
4/1/2013 - 3/31/2014	$13.29	($0.04)	$2.67	$2.63	($0.02)	($0.36)	($0.38)	$15.54	0.83%	0.75%	(0.28%)	19.90%	$59,921	84%
4/1/2012 - 3/31/2013	11.86	0.03	1.40	1.43	—	—	—	13.29	0.90%	0.75%	0.21%	12.06%	50,898	92%
4/1/2011 - 3/31/2012	11.90	(0.03)	(0.01)	(0.04)	—	—	—	11.86	0.93%	0.75%	(0.31%)	(0.34%)	36,370	67%
4/1/2010 - 3/31/2011	9.41	(0.06)	2.55	2.49	—	—	—	11.90	1.11%	0.84%	(0.63%)	26.46%	32,355	86%
4/1/2009 - 3/31/2010	5.88	(0.06)	3.59	3.53	—	—	—	9.41	1.56%	1.15%	(0.81%)	60.03%	25,691	88%
PL Small-Cap Value Fund
4/1/2013 - 3/31/2014	$12.15	$0.20	$1.98	$2.18	($0.16)	($0.62)	($0.78)	$13.55	0.97%	0.90%	1.52%	18.13%	$147,702	41%
4/1/2012 - 3/31/2013	10.58	0.22	1.52	1.74	(0.17)	—	(0.17)	12.15	1.00%	0.90%	2.08%	16.72%	125,647	38%
4/1/2011 - 3/31/2012	10.60	0.16	(0.05)	0.11	(0.13)	—	(0.13)	10.58	1.02%	0.90%	1.59%	1.19%	86,152	21%
4/1/2010 - 3/31/2011	8.57	0.16	1.98	2.14	(0.11)	—	(0.11)	10.60	1.13%	0.97%	1.71%	25.11%	76,247	31%
4/1/2009 - 3/31/2010	5.49	0.13	3.06	3.19	(0.11)	—	(0.11)	8.57	1.58%	1.30%	1.82%	58.28%	38,173	32%
PL Real Estate Fund
4/1/2013 - 3/31/2014	$13.67	$0.21	$0.54	$0.75	($0.23)	$—	($0.23)	$14.19	1.12%	1.05%	1.52%	5.61%	$73,828	18%
4/1/2012 - 3/31/2013	12.59	0.17	1.08	1.25	(0.17)	—	(0.17)	13.67	1.16%	1.05%	1.35%	9.98%	60,138	23%
4/1/2011 - 3/31/2012	11.46	0.13	1.08	1.21	(0.08)	—	(0.08)	12.59	1.18%	1.05%	1.13%	10.62%	52,679	24%
4/1/2010 - 3/31/2011	9.24	0.08	2.23	2.31	(0.09)	—	(0.09)	11.46	1.34%	1.14%	0.77%	25.16%	41,860	32%
4/1/2009 - 3/31/2010	4.60	0.12	4.64	4.76	(0.12)	—	(0.12)	9.24	1.76%	1.45%	1.68%	104.32%	36,352	27%
PL Emerging Markets Fund
4/1/2013 - 3/31/2014	$14.22	$0.09	$0.83	$0.92	($0.10)	($0.29)	($0.39)	$14.75	1.27%	0.95%	0.59%	6.43%	$153,333	31%
4/1/2012 - 3/31/2013	13.55	0.08	0.68	0.76	(0.09)	—	(0.09)	14.22	1.36%	0.95%	0.62%	5.60%	110,810	40%
4/1/2011 - 3/31/2012	14.68	0.14	(0.95)	(0.81)	(0.07)	(0.25)	(0.32)	13.55	1.49%	0.95%	1.09%	(5.15%)	85,483	30%
4/1/2010 - 3/31/2011	12.19	0.11	2.64	2.75	(0.26)	—	(0.26)	14.68	1.56%	1.04%	0.80%	22.53%	64,270	46%
4/1/2009 - 3/31/2010	6.54	0.06	5.66	5.72	(0.07)	—	(0.07)	12.19	2.15%	1.35%	0.57%	87.45%	47,714	55%
PL International Large-Cap Fund
4/1/2013 - 3/31/2014	$16.48	$0.22	$1.97	$2.19	($0.21)	$—	($0.21)	$18.46	1.10%	1.00%	1.23%	13.28%	$240,522	14%
4/1/2012 - 3/31/2013	15.12	0.23	1.40	1.63	(0.27)	—	(0.27)	16.48	1.13%	1.00%	1.55%	10.88%	198,963	28%
4/1/2011 - 3/31/2012	15.37	0.22	(0.30)	(0.08)	(0.17)	—	(0.17)	15.12	1.17%	1.00%	1.52%	(0.32%)	203,944	24%
4/1/2010 - 3/31/2011	13.83	0.16	1.52	1.68	(0.14)	—	(0.14)	15.37	1.30%	1.09%	1.16%	12.36%	138,033	34%
4/1/2009 - 3/31/2010	9.17	0.16	4.64	4.80	(0.14)	—	(0.14)	13.83	1.72%	1.40%	1.26%	52.64%	108,002	25%
PL International Value Fund
4/1/2013 - 3/31/2014	$9.10	$0.39	$1.08	$1.47	($0.24)	$—	($0.24)	$10.33	0.91%	0.80%	3.89%	16.15%	$176,541	54%
4/1/2012 - 3/31/2013	8.62	0.20	0.51	0.71	(0.23)	—	(0.23)	9.10	0.94%	0.80%	2.30%	8.26%	146,550	66%
4/1/2011 - 3/31/2012	9.51	0.26	(0.89)	(0.63)	(0.26)	—	(0.26)	8.62	1.02%	0.80%	3.06%	(6.20%)	111,119	63%
4/1/2010 - 3/31/2011	9.19	0.18	0.35	0.53	(0.21)	—	(0.21)	9.51	1.14%	0.90%	2.01%	5.99%	90,242	150%
4/1/2009 - 3/31/2010	6.14	0.19	3.00	3.19	(0.14)	—	(0.14)	9.19	1.56%	1.20%	2.28%	52.10%	86,284	60%
PL Currency Strategies Fund
4/1/2013 - 3/31/2014	$10.32	($0.07)	($0.52)	($0.59)	($0.32)	$—	($0.32)	$9.41	0.89%	0.85%	(0.68%)	(5.98%)	$131,023	49%
12/7/2012 - 3/31/2013	10.00	(0.02)	0.34	0.32	—	—	—	10.32	0.94%	0.85%	(0.69%)	3.20%	118,643	49%

See explanation of symbols and terms, if any, on page A-3

A-2

PACIFIC LIFE FUNDS

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

	Selected Per Share Data										Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total		Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PL Global Absolute Return Fund
4/1/2013 - 3/31/2014	$10.19	$0.36	($0.65)	($0.29)	($0.20)		($0.01)	($0.21)		$9.69	1.36%	1.18%	3.64%	(2.80%)	$198,360	115%
12/7/2012 - 3/31/2013	10.00	0.07	0.13	0.20	(0.01)		—	(0.01)		10.19	1.20%	1.06%	2.25%	1.96%	171,925	38%
PL Precious Metals Fund
4/1/2013 - 3/31/2014	$8.22	$0.02	($2.49)	($2.47)	($0.03)		$—	($0.03)		$5.72	0.99%	0.88%	0.30%	(29.98%)	$84,402	12%
12/7/2012 - 3/31/2013	10.00	0.01	(1.79)	(1.78)	(0.00	)(6)	—	(0.00	)(6)	8.22	1.12%	0.88%	0.31%	(17.79%)	65,951	3%
(1)	All the funds presented in these financial statements currently offer Class P shares only. Effective July 2, 2010, all Class A shares of these funds were converted to Class P shares. Performance information prior to the conversion for these funds pertains to Class A shares and reflects the fees and expenses associated with that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after any advisory fee waivers and adviser expense reimbursements.
(5)	The total returns include reinvestment of all dividends and capital gains distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Amount represents less than $0.005 per share.

A-3

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about the Trust in the following documents:

Annual, Semi-Annual and Quarterly Reports

The Trust’s annual, semi-annual and quarterly reports for the Funds included in this prospectus, once available, will provide additional information about Fund investments. The Trust’s annual reports list the holdings of the Trust’s Funds (or a summary of holdings), describe Fund performance, include audited financial statements and tell you how investment strategies and Fund performance have responded to recent market conditions and economic trends. The Trust’s semi-annual reports list the holdings of the Trust’s Funds (or a summary of the holdings) and include unaudited financial statements. The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain Funds. A complete schedule of investments may be obtained as noted below. The Trust’s quarterly reports provide a list of the holdings of the Trust’s Funds.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding the selective disclosure of Fund holdings. The SAI is considered to be part of this prospectus because it is incorporated herein by reference.

How to Obtain Documents

The prospectuses, the SAI and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificlifefunds.htm). You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission’s (“SEC”) Public Reference Room. The SEC may charge you a fee for this information.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificLifeFundsMonthlyHoldings.htm. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month-end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have any questions about any of the Funds or would like to obtain a copy of the Trust’s prospectuses, SAI or annual or semi-annual report at no cost, contact:

Regular mail: Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768

Express mail: Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581

Telephone: Customer Service (800) 722-2333 (select Option 2)

Website: www.PacificLife.com

How to Contact the SEC

Commission’s Public Reference Section

100 F Street, NE

Washington, D.C. 20549-1520

Website: www.sec.gov

E-mail: publicinfo@sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You may also access reports and other information about the Trust on the SEC’s webpage at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (“FINRA”) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

PACIFIC LIFE FUNDS STATEMENT OF ADDITIONAL INFORMATION

Dated August 1, 2014

Pacific Life Funds (the “Trust”) is an open-end investment management company that is comprised of the following funds (each a “Fund”, together the “Funds”).

Class A, B, C, I, R and Advisor Shares
Ticker Symbols by Share Class
	A	B	C	I	R	Advisor
PL Portfolio Optimization Conservative Fund*	POAAX	POABX	POACX	N/A	POARX	PLCDX
PL Portfolio Optimization Moderate-Conservative Fund*	POBAX	POBBX	POBCX	N/A	POBRX	PMCDX
PL Portfolio Optimization Moderate Fund*	POCAX	POMBX	POMCX	N/A	POCRX	POMDX
PL Portfolio Optimization Moderate-Aggressive Fund*	PODAX	PODBX	PODCX	N/A	PODRX	PMADX
PL Portfolio Optimization Aggressive Fund*	POEAX	POEBX	POCEX	N/A	POERX	POEDX
PL Short Duration Income Fund*	PLADX	N/A	PLCSX	PLSDX	N/A	PLDSX
PL Income Fund*	PLIAX	N/A	PLNCX	PLIIX	N/A	PLIDX
PL Strategic Income Fund*	PLSTX	N/A	PLCNX	PLSRX	N/A	PLSFX
PL Floating Rate Income Fund**	PLFLX	N/A	PLBCX	PLFRX	N/A	PLFDX
PL Limited Duration High Income Fund*	PLLDX	N/A	PLLCX	PLLIX	N/A	PLLYX
PL High Income Fund*	PLAHX	N/A	PLCHX	PLHIX	N/A	PLHYX
PL Diversified Alternatives Fund*	PLALX	N/A	PLCLX	N/A	N/A	PLDLX

Class P Shares (Underlying Funds)

PL Floating Rate Income Fund**	PL Large-Cap Growth Fund*		PL Real Estate Fund**
PL Floating Rate Loan Fund*	PL Large-Cap Value Fund*		PL Emerging Markets Fund*
PL Inflation Managed Fund*	PL Main Street® Core Fund*		PL International Large-Cap Fund*
PL Managed Bond Fund*	PL Mid-Cap Equity Fund*		PL International Value Fund*
PL Short Duration Bond Fund*	PL Mid-Cap Growth Fund*		PL Currency Strategies Fund**
PL Emerging Markets Debt Fund**	PL Small-Cap Growth Fund*		PL Global Absolute Return Fund**
PL Comstock Fund*	PL Small-Cap Value Fund*		PL Precious Metals Fund**
PL Growth Fund*

* Classified as diversified

** Classified as non-diversified

The Trust’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided in the Trust’s prospectuses and summary prospectuses dated August 1, 2014 and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The audited financial statements and financial highlights of each of the Funds as set forth in the Trust’s Annual Report to shareholders for the fiscal year ended March 31, 2014, including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Trust’s Annual Report dated March 31, 2014 and/or the Prospectuses may be obtained free of charge from an authorized dealer or from the Trust at the Internet website address or telephone numbers listed below.

Distributor: Pacific Select Distributors, Inc.	Fund information: Pacific Life Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333 (select Option 2)

Website: www.PacificLife.com/PacificLifeFunds.htm

TABLE OF CONTENTS

INTRODUCTION	1
ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS	1
PL Short Duration Income Fund	1
PL Income Fund	1
PL Strategic Income Fund	1
PL Floating Rate Income Fund	1
PL Limited Duration High Income Fund	2
PL High Income Fund	2
PL Floating Rate Loan Fund	2
PL Inflation Managed Fund	3
PL Managed Bond Fund	3
PL Short Duration Bond Fund	3
PL Emerging Markets Debt Fund	4
PL Comstock Fund	4
PL Growth Fund	4
PL Large-Cap Growth Fund	4
PL Large-Cap Value Fund	4
PL Main Street® Core Fund	5
PL Mid-Cap Equity Fund	5
PL Mid-Cap Growth Fund	5
PL Small-Cap Growth Fund	6
PL Small-Cap Value Fund	6
PL Real Estate Fund	6
PL Emerging Markets Fund	7
PL International Large-Cap Fund	7
PL International Value Fund	7
PL Currency Strategies Fund	8
PL Global Absolute Return Fund	8
PL Precious Metals Fund	8
PL Portfolio Optimization Funds	8
PL Diversified Alternatives Fund	8
Diversification Versus Non-Diversification	8
DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENTS	8
Equity Securities	9
Initial Public Offering (“IPO”) and Secondary Offering	9
U.S. Government Securities	10
Inflation-Indexed Bonds	10
Real Estate Investment Trusts	11
Mortgages and Mortgage-Related Securities	11
Mortgages (Directly Held)	11
Mortgage Pass-Through Securities	12
GNMA Certificates	12
FNMA and FHLMC Mortgage-Backed Obligations	13
Collateralized Mortgage Obligations (“CMOs”)	13
FHLMC Collateralized Mortgage Obligations	13
Commercial Mortgage-Backed Securities (“CMBS”)	14
Adjustable Rate Mortgage-Backed Securities	14
Other Mortgage-Related Securities	14
CMO Residuals	14
Planned Amortization Class Certificates (“PACs”) and Support Bonds	15
Stripped Mortgage-Backed Securities	15
Mortgage Dollar Rolls	15
Other Asset-Backed Securities	16

i

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”)	16
Linked Securities	16
Equity-Linked, Debt-Linked and Index-Linked Securities	16
Currency-Indexed Securities	17
Event-Linked Bonds	17
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds	17
High Yield Bonds	17
Obligations of Stressed, Distressed and Bankrupt Issuers	18
Participation on Creditors Committees	19
Bank Obligations	19
Trust Preferred Securities	20
Delayed Funding Loans and Revolving Credit Facilities	20
Loan Participations and Assignments	20
Junior Loans	23
Municipal Securities	23
Corporate Debt Securities	23
Tender Option Bonds	24
Variable and Floating Rate Securities	24
Custodial Receipts and Trust Certificates	24
Commercial Paper	25
Convertible Securities	25
Duration	26
Repurchase Agreements	27
Borrowing	27
Reverse Repurchase Agreements and Other Borrowings	28
Firm Commitment Agreements and When-Issued or Delayed Delivery Securities	28
Short Sales	28
Short Sales Against the Box	29
Illiquid and Restricted Securities (including Private Placements)	29
Private Investment in Public Equity (“PIPE”)	29
Small-Capitalization Stocks	29
Precious Metals-Related Securities	30
Foreign Securities	30
Emerging Markets	31
Supranational Entities	32
Eurozone Risk	32
Investments in Other Investment Company Securities	32
ETFs	32
Business Development Company (“BDC”)	33
Derivatives	33
Foreign Currency Transactions and Forward Foreign Currency Contracts	34
Transaction Hedge	34
Position Hedge	34
Cross Hedge	34
Proxy Hedge	35
Non-Hedged Exposure	35
Options	36
Purchasing and Writing Options on Securities	36
Call Options	36
Put Options	36
Purchasing and Writing Options on Stock Indices	37
Risks of Options Transactions	37
Spread Transactions	38
Yield Curve Options	38

Options on Foreign Currencies	38
Futures Contracts and Options on Futures Contracts	39
Futures on Securities	40
Interest Rate Futures	40
Stock Index Futures	40
Currency Futures	41
Futures Options	41
Options on Currency Futures	41
Risks Associated with Futures and Futures Options	42
Foreign Currency Futures and Options Thereon	43
Swap Agreements and Options on Swap Agreements	43
Risks of Swap Agreements	44
Structured Investments and Hybrid Instruments	44
Master Limited Partnerships (“MLPs”)	45
Warrants and Rights	45
INVESTMENT RESTRICTIONS	45
Fundamental Investment Restrictions	45
Non-Fundamental Investment Restrictions	47
ORGANIZATION AND MANAGEMENT OF THE TRUST	48
Management Information	48
Interested Persons	48
Independent Trustees	50
Board of Trustees	50
The Role of the Board	50
Board Structure, Leadership	51
Board Oversight of Risk Management	51
Information about Each Trustee’s Qualification, Experience, Attributes or Skills	51
Committees	52
Deferred Compensation Agreement	52
Management Ownership	53
Beneficial Ownership of Trustees	53
Compensation	53
Investment Adviser	54
Investment Advisory Fee Schedules	54
Investment Advisory Fees Paid or Owed	55
Reimbursements	57
Other Expenses of the Trust	58
INFORMATION ABOUT THE MANAGERS	58
Management Firms	58
Sub-Advisory Fee Schedules	61
Sub-Advisory Fees Paid or Owed	62
Compensation Structures and Methods	63
Other Accounts Managed	74
Material Conflicts of Interest	79
Beneficial Interest of Portfolio Managers	91
FUND TRANSACTIONS AND BROKERAGE	91
Investment Decisions	91
Brokerage and Research Services	91
Portfolio Turnover	94
Disclosure of Portfolio Holdings	94
NET ASSET VALUE (“NAV”)	96
DISTRIBUTION OF TRUST SHARES	96
Distributor and Multi-Class Plan	96
Initial Sales Charges and Contingent Deferred Sales Charges	97

Distribution and/or Servicing Plans for Class A, B, C and R Shares	99
Distribution and Servicing Arrangements	103
Purchases, Redemptions and Exchanges	104
PERFORMANCE INFORMATION	105
TAXATION	106
Distributions	107
Sales of Shares	108
Backup Withholding	108
Options, Futures and Forward Contracts, and Swap Agreements	108
Short Sales	109
Debt Obligations at Risk of Default	109
Passive Foreign Investment Companies	109
Foreign Currency Transactions	110
Foreign Taxation	110
Original Issue Discount and Market Discount	110
Real Estate Investment Trusts (“REITs”)	111
Constructive Sales	111
Non-U.S. Shareholders	111
Other Taxation	112
OTHER INFORMATION	113
Individual Retirement Accounts	113
Administrative Services	113
Transfer Agency and Custody Services	114
Capitalization	115
Shareholder and Trustee Liability	115
Control Persons and Principal Holders of Securities	115
Voting Rights	122
Financial Statements	123
Independent Registered Public Accounting Firm	123
Counsel	123
Code of Ethics	123
Proxy Voting Policies and Procedures	123
How shares will be voted by the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund	123
Registration Statement	124

APPENDICES
Description of Fixed Income/Debt Instrument Ratings	Appendix A
Proxy Voting Policies and Procedures for each of the following Managers:
Pacific Asset Management	Appendix B
AllianceBernstein	Appendix C
Ashmore	Appendix D
BlackRock	Appendix E
ClearBridge	Appendix F
Eaton Vance	Appendix G
Invesco	Appendix H
Ivy	Appendix I
JP Morgan	Appendix J
Lord Abbett	Appendix K
MCG	Appendix L
MFS	Appendix M
MSIM	Appendix N
Oppenheimer	Appendix O
PIMCO	Appendix P
Scout	Appendix Q

T. Rowe Price	Appendix R
UBS Global AM	Appendix S
WellsCap	Appendix T

Western Asset	Appendix U

v

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses and provides additional information about the Funds and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in additional information about the Funds and the Trust.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The investment goal and principal investment strategies of each Fund are described in the Prospectuses. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for each Fund, and are intended to supplement the information provided in the Prospectuses. The Adviser may, in consultation with the relevant sub-adviser/management firm (“Manager”), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and each Manager may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.

The PL Portfolio Optimization Funds and PL Diversified Alternatives Fund normally invest all of their assets in Class P shares of other Funds, as described in the Prospectuses. These Funds that offer Class P shares, may be referred to herein as the “Underlying Funds.”

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the Adviser or Manager may use other investment strategies in managing the Funds, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33⅓% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities.

Each Manager may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940 (“1940 Act”) and rules promulgated thereunder.

PL Short Duration Income Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: mortgage-backed securities; collateralized mortgage obligations (“CMOs”); asset-backed securities; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

PL Income Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: mortgage-backed securities; CMOs; asset-backed securities; commercial mortgage backed securities (“CMBS”); convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

PL Strategic Income Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: mortgage-backed securities; CMOs; asset-backed securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

PL Floating Rate Income Fund

The Fund is “non-diversified.”

For more information on the Fund’s principal investments in floating rate loans and other holdings that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussions under “High Yield Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities, including investment grade short-term debt securities with remaining maturities of one year or less; warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset-backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind (“PIK”), which are loans or other debt instruments that pay interest through the issuance of additional securities; credit default swaps; and other investment companies, including exchange traded funds and closed-end funds which invest in floating rate instruments. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

PL Limited Duration High Income Fund

As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund invests in debt securities rated Ba or lower by Moody’s Investor Service, Inc. (“Moody’s”), or BB or lower by Standard & Poor’s Rating Services (“S&P”), or if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also invest non-principally in: commercial paper; money market instruments; CMOs; convertible securities; preferred stocks; trust preferreds; credit default swaps; municipal securities; mortgage-related securities; asset-backed securities; firm commitment agreements; when-issued securities; American Depositary Receipts (“ADRs”); rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Fund’s duration, or a reduction in principal volatility, the Fund may purchase and sell put and call options on securities, purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PL High Income Fund

As a component of the Fund’s principal investment strategies described in the Prospectus, the Fund invests primarily in debt securities rated Ba or lower by Moody’s, or BB or lower by S&P, or if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); commercial paper; mortgage-related securities; asset-backed securities; credit default swaps; firm commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing the Fund’s duration, or a reduction in principal volatility, the Fund may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PL Floating Rate Loan Fund

The Fund principally invests all or substantially all of its assets in senior loans and other debt instruments that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on these investments, see the “High Yield Bonds” and “Loan Participations and Assignments” sections, as well as Appendix A for information on debt ratings.

The Fund may also invest non-principally in credit default swaps which are used to manage default risk of an issuer and/or gain exposure to a portion of the debt market, loan credit index, or an individual issuer. The Fund may invest up to 5% of its assets in futures contracts and options thereon, interest rate swaps, foreign exchange contracts, and other currency hedging strategies to hedge against fluctuations in currency exchange rates and interest rates. The Fund may also make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund may receive a fee. The sub-adviser intends to limit any such commitments to less than 5% of the Fund’s assets. The Fund may also enter into repurchase agreements with respect to its permitted investments. The Fund may also (1) purchase up to 10% of its assets in warrants, including those with upfront fees received in connection with purchasing a loan and (2) receive and hold warrants, equities and other debt securities in connection with a loan restructuring. The Fund may also invest in closed-end investment companies which invest in floating rate instruments. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

PL Inflation Managed Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank obligations; firm commitment agreements; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, Inc. (“Fitch”), or if unrated, are of comparable quality as determined by the sub-adviser. The Fund, except as provided above, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher. In the event that a security owned by the Fund is downgraded to below a B rating, the Fund may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings.

PL Managed Bond Fund

Pacific Investment Management Company LLC (“PIMCO”) managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: bank obligations; firm commitment agreements; and repurchase and reverse repurchase agreements. This portion of the Fund may invest up to 5% of its net assets in event-linked bonds. This portion of the Fund may also invest up to 5% of its assets in municipal securities. This portion of the Fund may also engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, this portion of the Fund may invest up to 10% of its total assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities. This portion of the Fund may invest up to 10% of its assets in debt securities rated lower than Baa (although it may not invest in securities rated lower than B) by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO. The PIMCO managed portion of the Fund, except as provided in the prior sentence, may invest only in securities rated Baa or better by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO (except that with respect to such 10% limitation, PIMCO may invest in mortgage-related securities rated below B by Moody’s or equivalently rated by S&P or Fitch, or if unrated, are of comparable quality as determined by PIMCO). The dollar-weighted average quality of all debt securities held by this portion of the Fund will be A or higher. In the event that a security purchased by PIMCO is downgraded to below a B rating, PIMCO may nonetheless retain the security. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings.

Western Asset Management Company managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: U.S. Treasury Inflation Protected Securities (“TIPS”); ADRs; European Depositary Receipts (“EDRs”); Global Depositary Receipts (“GDRs”); total return swaps; equity securities; preferred stocks; collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); collateralized loan obligations (“CLOs”); and securities issued by other investment companies.

PL Short Duration Bond Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: real estate mortgage investment conduits (“REMICs”); zero coupon bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; Yankee bonds; eurobonds; and preferred stock. The Fund may also engage in short sales against the box and invest up to 5% of its assets in each of the following: credit default swaps; foreign denominated securities and municipal securities. The Fund may invest up to 5% of its assets in debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

PL Emerging Markets Debt Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; distressed securities; equity securities, including securities of other investment companies, such as exchange-traded funds (“ETFs”) and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid securities; inflation-indexed bonds; preferred stock; U.S. government securities; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; and step-ups and payment-in-kind securities. The Fund may also invest non-principally in derivatives such as option contracts, participation notes, options on futures contracts (including on foreign currency), short sales and credit spread trades. These derivatives may be used to attempt to mitigate various risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to the particular underlying reference asset as a substitute for direct investment in the reference asset. The Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may also invest up to 5% of its assets in short sales against the box.

PL Comstock Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small-capitalization companies; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash. The Fund may also invest up to 10% of its assets in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity and up to 10% of its assets in Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The Fund may also invest up to 5% of its assets in warrants.

PL Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Fund may also invest in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. The Fund may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indices, and foreign currencies. In addition, the Fund may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions. The Fund may also purchase ADRs, EDRs GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

PL Large-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies, including ETFs; convertible securities; warrants; rights; depositary receipts, including ADRs, EDRs, GDRs and other types of receipts evidencing ownership of the underlying foreign securities; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities. The Fund may invest up to 5% of its assets in each of the following: forward currency contracts to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers; limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities; REITs and REOCs. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash.

PL Large-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term debt securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; variable and floating rate securities; firm commitment agreements; when-issued securities; illiquid securities; debt securities and securities that can be converted into equity securities. The Fund may also invest in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Fund may invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash.

PL Main Street Core Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: common stocks of small companies and in companies located outside the U.S. including emerging market countries and in ADRs; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other debt securities including, but not limited to high yield/high risk debt securities rated lower than Baa by Moody’s or BBB by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash. The Fund may invest up to 5% in securities issued by other investment companies, including ETFs. The Fund may also invest up to 5% in Master Limited Partnerships.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or if unrated, are of comparable quality as determined by the sub-adviser; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if unrated, are of comparable quality as determined by the sub-adviser.

PL Mid-Cap Equity Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: large-capitalization companies; small-capitalization companies; preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; firm commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may also purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies). The Fund may invest up to 5% of its assets in each of the following: private placements, short sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash. The Fund may also invest in equity REITs.

PL Mid-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds. The Fund will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if unrated, are of comparable quality as determined by the sub-adviser). For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales and short sales against the box.

The Fund may utilize derivative instruments, including futures on domestic indices and options, both written and purchased, on an index or on individual or baskets of equity securities in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain event risks (e.g., risks due to an unforeseen action taken by or associated with a company, sector or economy) on positions held by the Fund and to hedge market risk on equity securities. The Fund may also invest in ETFs as a means of gaining exposure to a particular segment of the market.

The Fund may invest up to 5% of its assets in each of the following: convertible securities and warrants. The Fund may also invest in, but is not currently anticipated to use: corporate asset-backed securities; indexed securities; structured products; and dollar-

denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds and reverse repurchase agreements. The Fund may invest up to 10% of its assets in REITs and REOCs (including foreign real estate).

PL Small-Cap Growth Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; IPOs; REITs and REOCs; and illiquid and restricted securities. The Fund may invest up to 10% of its assets collectively in: (i) EDRs, (ii) GDRs and (iii) securities of foreign (including emerging market) companies that are both traded on a foreign exchange and denominated in a foreign currency. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on debt ratings, see Appendix A. Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Fund may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the sub-adviser, be of an investment quality comparable to obligations of U.S. banks in which the Fund may invest. The Fund may also invest in ETFs, or enter into futures or options contracts to provide equity exposure with respect to the Fund’s cash. The Fund may also engage in short sales against the box.

PL Small-Cap Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; when issued or delayed delivery securities; warrants; rights; and money market instruments. The Fund may also enter into futures contracts and options on futures contracts on stock indices to provide equity exposure to the Fund’s cash. The Fund may also invest up to 10% of its assets in short-term debt obligations.

PL Real Estate Fund

The Fund is “non-diversified.”

For purposes of the Fund’s principal investment policies, a company is in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Fund may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; and repurchase agreements. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash.

Because of the Fund’s policy of concentrating its investments in securities of issuers of REITs and in industries related to real estate, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

PL Emerging Markets Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest in: non-convertible debt securities denominated in foreign currencies; small-capitalization stocks, including small and unseasoned companies; equity index swap agreements; equity-linked securities; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; convertible securities; securities issued in connection with reorganizations and corporate restructurings; domestic securities; corporate debt securities of foreign companies in developed and developing countries; debt securities of foreign governments in developed and developing countries; illiquid and restricted securities; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Fund is also permitted to invest in other investment companies, including Optimized Portfolios as Listed Securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund may also invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may also invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings. The Fund may also use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal. The Fund may invest up to 5% of its assets in direct investments in Russia, which are those investments that are traded on Russian exchanges or held at sub-custodian banks within Russia.

PL International Large-Cap Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations.

PL International Value Fund

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; emerging markets issuers; depositary receipts, including GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements. The Fund’s investments in convertible securities are not subject to the limitations described in the “Bank Obligations” section. The Fund may engage in foreign currency transactions. The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, shorts sales and short sales against the box. The Fund may also enter into futures contracts to provide equity exposure to the Fund’s cash and invest in foreign currency options, which are purchased or sold to hedge against currency fluctuations. The Fund may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or if unrated, are of comparable quality as determined by the sub-adviser. In addition, the Fund may invest up to 5% of its assets in debt securities that are rated below investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on such securities, see the “High Yield Bonds” section, as well as Appendix A for more information on debt ratings.

PL Currency Strategies Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: mortgage-related securities; instruments of supranational entities denominated in foreign currency; securities issued by other investment companies, including ETFs; convertible securities; municipal securities; bank obligations; repurchase agreements; and variable and floating rate debt securities. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

PL Global Absolute Return Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: securities issued by other investment companies, including ETFs; equity securities; reverse repurchase agreements; and forward commitments (other than forward commitments described in the Prospectus). The Fund may also invest up to 5% of its assets in short sales against the box.

PL Precious Metals Fund

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: securities issued by other investment companies, including ETFs; bank obligations; commercial paper; convertible securities; U.S. government securities; and repurchase agreements.

PL Portfolio Optimization Funds

The PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive and PL Portfolio Optimization Aggressive Funds (together, the “PL Portfolio Optimization Funds”) will generally limit their investments to Class P shares of other Funds of the Trust, U.S. government securities and short-term debt instruments, although the PL Portfolio Optimization Funds may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

PL Diversified Alternatives Fund

The PL Diversified Alternatives Fund will generally limit its investments to Class P shares of other Funds of the Trust, U.S. government securities and short-term debt instruments, although the PL Diversified Alternatives Fund may invest in money market instruments, unaffiliated investment companies, and other securities for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Diversification Versus Non-Diversification

The cover of this SAI sets out which Funds are classified as “diversified” and which are classified as “non-diversified”, as described further below. Each non-diversified fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of the Fund’s assets are invested. Being classified as non-diversified does not prevent a Manager from managing as though it were diversified.

Diversified. The term “diversified” under the 1940 Act generally means that at least 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer.

Non-diversified. The term “non-diversified” means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (for more information, see the “Taxation” section). Because a non-diversified fund may invest in a smaller number of companies than a diversified fund, an investment in a non-diversified fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENTS

Unless otherwise stated in the Prospectuses, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund do not invest directly in securities. However, the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund are subject to the risks described below indirectly through their investment in the Underlying Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

Initial Public Offering (“IPO”) and Secondary Offering. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value.

A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the

CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with a regulatory requirement that it distributes to its shareholders or unit holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events such as natural disasters.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, a Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Planned Amortization Class Certificates (“PACs”) and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investments in illiquid securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”). CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade debt securities. The collateral can be from many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Fund that is taxed as a regulated investment company must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. A Fund may obtain such cash from selling other portfolio holdings which may cause a Fund to incur capital gains or losses on the sale.

High Yield Bonds

High yield bonds are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. See the “Illiquid and Restricted Securities (including Private Placements)” section regarding limitations of certain bank obligations.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral. The PL Floating Rate Loan Fund generally invests in loans that may be in the form of participations and assignments. When investing in loan participations, the fund does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, the Fund steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because the Fund typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, a Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A Fund, pursuant to its fundamental investment restrictions, may also be a lender (originator), or part of a group of lenders originating a Senior Loan. When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. Other than Funds that invest in Senior Loans, a Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

If a Fund purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk.

There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce the Fund’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

The Fund may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

The Fund may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of successor a recovery in excess of the Fund’s expenditures.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Fund.

From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Fund may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Manager of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund.

Borrowing

Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed, including reverse repurchase agreements, by a Fund exceeds 33⅓% of the value of its total assets (at the time of such borrowing). Except as otherwise provided, each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets. Provisions of the 1940 Act require a fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

A Fund will use the proceeds of a reverse repurchase agreement to purchase other securities. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund typically will segregate or “earmark” assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one third of a Fund’s total assets.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position by collateral deposited with the broker or the Fund’s custodian, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, a Fund will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued its securities. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. High yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. If through the appreciation of illiquid securities or depreciation of liquid securities, the Fund holds a greater percentage of illiquid securities than its applicable limit, the Manager will take appropriate steps to address Fund liquidity.

The privately placed securities in which these Funds may invest are called restricted securities because there are restrictions or conditions attached to their resale. Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. These securities are often called Rule 144A securities. A Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Trust’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Private Investment in Public Equity (“PIPE”). In a typical PIPE transaction, the issuer sells shares of common stock at a discount to current market prices to a Fund and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs shortly after the completion of the PIPE transaction, and the public registration process with the SEC is completed. Generally, such restrictions cause the PIPEs to be illiquid during this time, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to a Fund if the issuer does not publicly register the restricted equity securities within a specified period of time to make a Fund whole for the lack of liquidity, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other minerals and metals such as silver and platinum.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

The price of gold has been and may continue to be subject to substantial price fluctuation over short periods of time. It may be affected by international monetary and political policies, such as currency devaluations or reevaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries, and global inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing, or dealing in gold and, accordingly, the value of a Fund’s investments in these securities.

Platinum and palladium are part of the same group of metals (platinum group metals) and often are found together in mining operations. Platinum has long been used industrially, but is also used for jewelry fabrication. Palladium’s main use is serving as the primary metal in automobile catalytic converters. It is also used extensively in the electronics sector and in some dental, medicine, chemical and technological applications, such as fuel cells. Other precious metals that are part of the platinum group of metals include but are not limited to palladium, rhodium, ruthenium and iridium. Companies engaged in the mining of platinum group metals are subject to substantial economic and political risks. Most of the world’s known supply of platinum group metals is concentrated in a few countries. Given the concentration of supply, any disruptions may have a marked effect on the prices of platinum or palladium.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these instruments, and a Fund may be prohibited from investing in such issuers. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Transfer Agency and Custody Services” section for more information concerning the Trust’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for Funds that have foreign investments.

Unless otherwise noted, an issuer of a security may be deemed to be located in or economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Emerging Markets. There are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Entities. Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Eurozone Risk. The European Economic and Monetary Union, often referred to as the “Eurozone,” is a group of member countries that have adopted the euro as their official currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). As a Eurozone member, a country’s ability to address any budgetary and economic issues may be limited due to the restrictions on public debt, inflation and deficits that are placed on member countries, or due to political or fiscal policy considerations.

Certain countries have required financial assistance from other Eurozone countries and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. There is no assurance that such financial assistance will be provided to the same or additional countries in the future. The economic difficulties of a Eurozone country may negatively impact other Eurozone countries and euro-denominated securities that are not directly tied to that country.

As a result of economic difficulties, one or more Eurozone countries might abandon the euro and return to a national currency. The effects of such an event might have significant negative impacts on that country, the rest of the European Union, and global markets, including the United States. The abandonment of the euro by any one country would likely have a destabilizing effect on all Eurozone countries and may result in other Eurozone countries returning to a national currency, resulting in further market turmoil. In the event a country abandoned the euro, there may be difficulties determining the valuation of a Fund’s investments in that country. There would also likely be operational difficulties related to the settlement of trades of a Fund’s euro-denominated holdings, including derivatives, in that country, and a Fund’s euro-denominated holdings may be redenominated in another currency. Under such circumstances, investments denominated in euros or redenominated in replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired, and the value of euro-denominated investments may decline significantly and unpredictably.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Fund (other than the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

ETFs. Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units”, are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.

Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.

Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly-traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.

BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be below investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.

Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid securities at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its Fund securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. In addition, a Fund may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Funds.

PLFA is registered with the CFTC as a commodity pool operator on behalf of the PL Currency Strategies Fund and PL Global Absolute Return Fund. These portfolios are considered commodity pools under the Commodity Exchange Act (“CEA”) and operate subject to CFTC regulation in addition to SEC regulation. PLFA, on behalf of all other Funds has claimed an exclusion from the definition of a commodity pool operator and, therefore, is not subject to registration under the CEA. In order for PLFA to claim the exclusion, the Funds are limited in their ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent PLFA, on behalf of any Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exemption from CFTC regulation, or PLFA may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, a Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Funds, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements either (i) to purchase or sell a specified currency at a specified future date and price set at the time of the contract or (ii) whose value is determined by the difference between the spot exchange rate on a specific date in the future and a pre-determined fixing rate. The former type of contract is known as a deliverable forward currency contract and the second is known as a Non-Deliverable Forward Currency Contract (“NDF”) since no exchange of currencies takes place on settlement but instead a single cash flow is made equal to the market value of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Fund may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge. A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Fund arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Fund; or 3) to repatriate dividend or interest payments (collectively a “Transaction Hedge”). A Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which the contract is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. A Transaction Hedge may also prevent a Fund from receiving a gain from the appreciation of a foreign currency against a Fund’s base currency. The use of forward contracts establishes a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge. If a particular currency is expected to substantially decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s holdings denominated in the currency sold.

Proxy Hedge. The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure. Certain Funds may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

The Funds will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. Where a Fund may have offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the segregated amount is the net notional amount to be delivered under the contract. Settlement processes for deliverable forward currency contracts may further reduce a Fund’s delivery obligation and therefore the segregated amount. Where a settlement arrangement provides that on the expiration date the gross notional delivery amounts across all transactions will be aggregated, the segregated amount is equal to the Fund’s net notional amount owed. An NDF contract provides that the transaction will be settled on a net cash basis in a single currency per counterparty. The segregated amount for an NDF is equal to the daily marked-to-market (net) obligation of the Fund. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, a Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a

Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Additionally, a Fund may be unable to convert currency due to foreign exchange regulations.

Options

Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. A Fund may effect closing transactions with respect to put options that were previously written.

A Fund may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Fund to acquire the security without additional cash consideration (“secured”).

Call Options. A call option written (sold) by the Fund is covered if the Fund owns the security underlying the call option or if the Fund holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security.

Put Options. A put option written (sold) by the Fund is covered if the Fund sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Fund. The put option is also covered if the Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s investment goal and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Fund will be “covered.” A call or put option is covered if the Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded OTC, and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire or to gain exposure to an index (equitize cash). For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that a Fund intends to purchase.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, the Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund. However, with respect to futures contracts that are required to “cash settle”, a Fund, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligation, if any, (in other words, a Fund’s daily net liability from futures contracts, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contracts.

The Funds reserve the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that the Trust’s Board of Trustees determines that their use is consistent with a Fund’s investment goal.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While a Fund’s hedging transactions may protect a Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to certain Funds as described in the Prospectus to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, a Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, a Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

A Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (par value) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if a Fund invests in the underlying directly.

For purposes of applying the Funds’ investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a CDS or total return swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Funds’ other investment policies and restrictions, the Funds may value the credit default or total return swap at market value. For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). The amount required for segregation for swaps will generally be the market value of the swap, however certain swaps such as sell protection, CDS (when the portfolio is selling credit protection) will be valued at the notional amount or its full exposure value. Swap agreements may include: (1) “currency exchange rate,” which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return,” which involve the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade or better). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for the Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as a Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

A.  The following fundamental investment restrictions are for all Funds except the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund.

Each Fund’s investment goal (except for the investment goal of the PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, PL Diversified Alternatives Fund, PL Emerging Markets Debt Fund, PL Floating Rate Loan Fund and the PL Small-Cap Value Fund), as set forth in the Prospectuses and the investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) except for the PL Precious Metals Fund and the PL Real Estate Fund, invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or, with respect to the PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund, securities of other investment companies. This restriction does not apply to the PL Precious Metals Fund, which will normally invest more than 25% of its total assets in its particular industry or industries. This restriction does not apply to the PL Real Estate Fund, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate;

(ii) with respect to 75% of its total assets (except in the case of the PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund, PL Emerging Markets Debt Fund, and PL Real Estate Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where the PL Currency Strategies Fund, PL Global Absolute Return Fund, PL Precious Metals Fund and the PL Emerging Markets Debt Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) except for the PL Floating Rate Loan Fund, lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vi) with respect to the PL Floating Rate Loan Fund, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the PL Floating Rate Loan Fund may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide those Funds with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Funds without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

With respect to policy (i) above, mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. The Funds take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries. For purposes of complying with this restriction, a Fund, in consultation with its Managers, utilizes its own industry classifications. With respect to policy (v) and (vi) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Funds.

B. The following fundamental investment restrictions are for the PL Short Duration Income Fund, PL Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund only.

The investment restrictions as set forth below are fundamental policies of each Fund and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. However, the Adviser may revise investment restrictions that are not fundamental policies of a Fund. The vote of a majority of the outstanding voting securities of the

Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(ii) with respect to 75% of its total assets (except in the case of the PL Floating Rate Income Fund) invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities of other investment companies;

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectuses and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectuses and in this SAI;

(v) except for the PL Income Fund, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the PL Short Duration Income Fund, PL Strategic Income Fund, PL Floating Rate Income Fund, PL Limited Duration High Income Fund and PL High Income Fund may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

(vi) with respect to the PL Income Fund, lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide a Fund with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to a Fund without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

With respect to policy (i) above, mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. For purposes of complying with this restriction, each Fund, in consultation with its Manager, utilizes its own industry classifications. With respect to policies (v) and (vi) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for a Fund.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid securities or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities.

2. A Fund may not purchase or sell commodities or commodities contracts, except subject to restrictions described in the Prospectuses and in this SAI that: (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts.

3. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

4. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the PL Portfolio Optimization Funds or the PL Diversified Alternatives Fund) may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). For purposes of restriction 2 above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory (formerly business) trust organized on May 21, 2001, and currently consists of thirty-three separate Funds. The assets of each Fund are segregated, and your interest is limited to the Fund in which you invest.

Management Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with PLFA and/or Pacific Life. The Trustees and officers of the Trust and their principal occupations during the past five years and certain additional occupation information concerning them is shown below. The address of each Trustee and officer is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Select Fund.	91
Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Select Fund.	91
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	91
Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	91

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	91
Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	91
Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Select Fund.	91
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11

Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present), Assistant Vice President and Assistant Secretary (5/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.

			91
Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) and Assistant Vice President (4/05 to 12/11) of Pacific Select Fund.	91

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	91
Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	91
Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Vice President and Attorney (6/08 to 8/11) of Pacific Investment Management Company LLC (“PIMCO”); and Assistant Vice President (12/13 to present) of Pacific Select Fund.	91

II. Independent Trustees

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years (and certain additional occupation information)	Number of Funds in Fund Complex Overseen[2]
Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05

Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life; Former Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.

			91
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member of the Board of Directors of the Illinois Life Insurance Council.	91
Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	91
Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	91
G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Former Partner (Audit) (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing).	91

1 A Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

2 As of August 1, 2014, the “Fund Complex” consists of Pacific Select Fund (58 funds) and the Trust (33 Funds).

Board of Trustees

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Managers, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Fund Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person, and involve the Board’s review of recent the Trust’s operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual

Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer (“CEO”) of Pacific Life and President and CEO of the Adviser. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board meetings. The Lead Independent Trustee serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the Chairman and CEO of Pacific Life and President and CEO of the Adviser, can provide valuable input as to, among other things, the operation of the Adviser and Pacific Life, their financial condition and business plans relating to the Trust. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from Pacific Life and its chief risk officer as to Pacific Life’s enterprise risk management. The Board and its committees also receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on boards for organizations other than the Trust, and has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Trust’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust. As the Trustees also serve as trustees of the Pacific Select Fund (all shareholders of which are insurance or annuity clients of Pacific Life), certain of the Trustee Attributes may be particularly relevant to their service on the Board of the Pacific Select Fund while other attributes may be equally applicable to their service on both trusts.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of Pacific Select Fund and the Trust, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman and CEO of Pacific Life and President and CEO of the Adviser. In these positions, Mr. Morris has intimate knowledge of Pacific Life and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Trust.

Mr. Blackmon has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well as board experience as a director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience.

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Willis has financial accounting experience as a Certified Public Accountant and was a former Audit Partner in the investment company practice at PricewaterhouseCoopers LLP.

Committees. The standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust, reviewing with the independent registered public accounting firm the accounting and financial controls of the Trust, reviewing with the independent registered public accounting firm the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2014.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to provide a forum for its members to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended March 31, 2014.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Committee Chairperson at the Trust’s offices: Pacific Life Funds’ Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the year ended March 31, 2014.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board as specified in the Fund’s valuation procedures adopted by the Board. The Trustee Valuation Committee did not meet during the fiscal year ended March 31, 2014.

Deferred Compensation Agreement. Pursuant to the Deferred Compensation Agreement, an Independent Trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Trust or any other entity considered a “single employer” under the Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Trust that are payable in accordance with the Deferred Compensation Agreement. A Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and/or P shares of the corresponding series of the Trust without a sales load. Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of the Trust to increase or decrease due to market fluctuations. Distributions from the Trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the Trustee ceases to be a Trustee of the Trust. If a Trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the Trustee’s death. Effective January 1, 2005, the old Deferred Compensation Agreement was

frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with Section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a Trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a Trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than twelve months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Management Ownership. As of July 1, 2014, to the best of the Trust’s knowledge, the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of any Fund share class.

Beneficial Ownership of Trustees. The table below shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2013 (i) in the Funds of the Trust and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Family of Investment Companies.

Name of Trustee	Dollar Range of Equity Securities in the Funds of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]
James T. Morris[3]	PL Floating Rate Income Fund: over $100,000	Over $100,000
Frederick L. Blackmon	PL Portfolio Optimization Aggressive Fund: over $100,000	Over $100,000
Gale K. Caruso	None	$50,001-$100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) S. Veerjee

PL Portfolio Optimization Moderate Fund: $10,001-$50,000

PL Portfolio Optimization Conservative Fund: $10,001-$50,000

PL Portfolio Optimization Aggressive Fund: $10,001 - $50,000

PL Floating Rate Income Fund: $10,001-$50,000

$50,000-$100,000
G. Thomas Willis	PL Portfolio Optimization Aggressive Fund: $10,001-$50,000	Over $100,000

1  A Trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of Class A and P shares of the corresponding series of the Trust without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the trust as of December 31, 2013, which tracks the performance of the Funds of the Trust as described in the “Deferred Compensation Agreement” section: Lucie H. Moore – $50,001 - $100,000.

2 The family of investment companies includes Pacific Select Fund and the Trust (together, the “Fund Complex”). The following shows the dollar range of each Independent Trustee’s deferred compensation allocations for the Fund Complex as of December 31, 2013: Lucie H. Moore – over $100,000; Nooruddin (Rudy) S. Veerjee – over $100,000. As of August 1, 2014, the Fund Complex consists of 91 funds.

3 James T. Morris is an Interested Person of the Trust because of his positions with PLFA and Pacific Life.

Compensation. The following table shows the compensation paid to the Trust’s Independent Trustees:

Name	Aggregate Compensation from the Trust[1,2]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[3]
Frederick L. Blackmon	$48,500	N/A	$249,500
Gale K. Caruso	$52,500	N/A	$267,500
Lucie H. Moore	$53,500	N/A	$276,000
Nooruddin (Rudy) S. Veerjee	$54,500	N/A	$223,000
G. Thomas Willis	$54,500	N/A	$299,500
	$263,500	N/A	$1,315,500

1  Effective July 1, 2014, the Trust pays each Independent Trustee an annual retainer of $50,000 per year, plus $3,000 per Board meeting attended and $1,500 per committee meeting attended. In addition, effective July 1, 2014, the Chairperson of the Trust’s Policy Committee, Audit Committee and Governance Committee each receive an additional retainer fee of $10,000, $5,000 and $3,000 per year, respectively. During the period from January 1, 2014 through June 30, 2014, the Trust paid each Independent Trustee an annual retainer of $40,000 per year, plus $2,000 per Board meeting attended and $1,000 per committee meeting attended. During the period from April 1, 2013 through December 31, 2013, the Trust paid each Independent Trustee an annual retainer of $30,000 per year, plus $2,000 per Board meeting attended and $1,000 per committee meeting attended. In addition, prior to July 1, 2014, the Chairperson of the Trust’s Policy Committee and Audit Committee each received an additional retainer fee of $2,000 per year, and the Chairperson of the Trust’s Governance Committee received an additional retainer fee of $1,000 per year.

2 No Independent Trustee deferred compensation during the fiscal year ended March 31, 2014. The following shows the total amount of deferred compensation payable to or accrued for the Independent Trustees: Lucie H. Moore - $54,124.

3 Compensation paid by Pacific Select Fund and the Trust is for the fiscal years ended December 31, 2013 and March 31, 2014, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods. As of August 1, 2014, the Fund Complex consists of 91 funds.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as Investment Adviser to the Trust pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended, (“Advisory Agreement”) between Pacific Life Insurance Company (“Pacific Life”) and the Trust, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA manages the five PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund. PLFA also does business under the name Pacific Asset Management and manages the PL Short Duration Income, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income and PL High Income Funds under that name. See the “Information About the Managers” section in this document for more information.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

PLFA is responsible for supervising the investment program for the Trust. PLFA also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Trust in accordance with applicable laws and regulations. The Advisory Agreement will continue in effect until December 31, 2014, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and the initial sub-advisory agreements were originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meeting held on June 13, 2001, and by the sole shareholder of the Trust on June 22, 2001 and have been amended from time to time. The Advisory Agreement and each sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.

Investment Advisory Fee Schedules

The Trust pays the Adviser, for its services under the Advisory Agreement, a fee on an annual percentage of the average daily net assets of each Fund, which is computed and accrued daily and paid monthly, according to the following schedules:

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
PL Portfolio Optimization Conservative Fund	0.20%
PL Portfolio Optimization Moderate-Conservative Fund
PL Portfolio Optimization Moderate Fund
PL Portfolio Optimization Moderate-Aggressive Fund
PL Portfolio Optimization Aggressive Fund
PL Diversified Alternatives Fund
PL Income Fund	0.50%
PL Floating Rate Income Fund	0.65%
PL International Value Fund
PL Large-Cap Value Fund
PL Mid-Cap Equity Fund
PL Currency Strategies Fund
PL Limited Duration High Income Fund[1]

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
PL High Income Fund	0.60%
PL Strategic Income Fund
PL Small-Cap Growth Fund
PL Short Duration Income Fund	0.40%
PL Short Duration Bond Fund
PL Managed Bond Fund
PL Inflation Managed Fund
PL Emerging Markets Debt Fund	0.785%
PL Floating Rate Loan Fund[2]	0.75%
PL Small-Cap Value Fund
PL Large-Cap Growth Fund[3]
PL Comstock Fund[4]
PL Precious Metals Fund[5]
PL Growth Fund	0.55%
PL International Large-Cap Fund	0.85%
PL Mid-Cap Growth Fund[6]	0.70%
PL Real Estate Fund	0.90%
PL Main Street Core Fund	0.45%
PL Emerging Markets Fund	0.80%
PL Global Absolute Return Fund

1 PLFA has agreed to waive 0.02% of its investment advisory fee through July 31, 2015. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA has agreed to waive 0.10% of its investment advisory fee through July 31, 2015 as long as Eaton Vance Investment Managers remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

3  PLFA has agreed to waive 0.045% of its investment advisory fee through July 31, 2015 as long as BlackRock Investment Management, LLC remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

4 PLFA has agreed to waive 0.015% of its investment advisory fee through July 31, 2015 as long as Invesco Advisers, Inc. remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.07% of its investment advisory fee through July 31, 2015 as long as Wells Capital Management Inc. remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

6 PLFA has agreed to waive 0.05% of its investment advisory fee through July 31, 2015 as long as Ivy Investment Management Company remains the sub-adviser of the Fund. There is no guarantee that PLFA will continue such waiver after that date.

Investment Advisory Fees Paid or Owed

The chart below reflects the net investment advisory fees paid or owed (i.e., after any advisory fee waivers) for the three most recent fiscal years ended:

Fund	3/31/14		3/31/13			3/31/12
PL Portfolio Optimization Conservative Fund	$982,792			$902,217		$646,259
PL Portfolio Optimization Moderate-Conservative Fund	$1,077,594			$863,580		$645,660
PL Portfolio Optimization Moderate Fund	$2,877,222			$2,226,451		$1,763,978
PL Portfolio Optimization Moderate-Aggressive Fund	$1,931,714			$1,530,091		$1,307,384
PL Portfolio Optimization Aggressive Fund	$565,508			$472,264		$438,794
PL Short Duration Income Fund[1]	$266,501			$88,162		$11,765
PL Income Fund	$2,508,471			$2,413,664		$777,930
PL Strategic Income Fund[1]	$301,884			$169,889		$27,471
PL Floating Rate Income Fund[2]	$4,426,160			$677,456		$183,208
PL Limited Duration High Income Fund[3]	$115,374	[6]		N/A		N/A
PL High Income Fund[1]	$108,796			$61,703		$12,528
PL Diversified Alternatives Fund[4]	$1,000		$	N/A		N/A
PL Small-Cap Value Fund	$1,017,016			$783,990		$584,343
PL Emerging Markets Debt Fund[5]	$839,437			$492,736		N/A
PL Large-Cap Growth Fund	$1,104,649	[7]		$850,594	[7]	$780,962	[7]
PL Large-Cap Value Fund	$2,283,883			$1,961,266		$1,522,090
PL Floating Rate Loan Fund	$768,996	[8]		$682,035	[8]	$619,456	[8]
PL Global Absolute Return Fund[4]	$1,473,709			$407,407		N/A
PL Comstock Fund	$2,102,273	[9]		$1,772,759	[9]	$1,326,510	[9]
PL Mid-Cap Growth Fund	$516,593	[10]		$429,917		$443,391
PL International Value Fund	$1,090,745			$896,589		$639,310

Fund	3/31/14		3/31/13		3/31/12
PL Small-Cap Growth Fund	$338,542		$255,364		$196,368
PL Currency Strategies Fund[4]	$845,236		$232,587		N/A
PL Growth Fund	$407,744		$320,212		$581,617
PL International Large-Cap Fund	$1,897,924		$1,733,231		$1,408,791
PL Real Estate Fund	$577,409		$492,192		$413,666
PL Main Street Core Fund	$1,060,763		$901,411		$755,374
PL Emerging Markets Fund	$1,056,584		$800,458		$573,058
PL Managed Bond Fund	$2,335,443		$2,169,814		$1,678,429
PL Inflation Managed Fund	$676,019		$808,980		$1,014,169
PL Mid-Cap Equity Fund	$1,006,822		$888,793		$937,297
PL Short Duration Bond Fund	$922,828		$822,771		$535,596
PL Precious Metals Fund[4]	$518,426	[11]	$133,857	[11]	N/A

1 The PL Short Duration Income, PL Strategic Income and PL High Income Funds commenced operations on December 19, 2011. As such, there are no investment advisory fees paid or owed prior to that date.

2 The PL Floating Rate Income Fund commenced operations on June 30, 2011. As such, there are no investment advisory fees paid or owned prior to that date.

3 The PL Limited Duration High Income Fund commenced operations on July 31, 2013. As such, there are no investment advisory fees paid or owed prior to that date.

4 The PL Diversified Alternatives Fund commenced operations on December 31, 2013. The PL Global Absolute Return, PL Currency Strategies and PL Precious Metals Funds commenced operations on December 7, 2012. As such, there are no investment advisory fees paid or owed prior to these dates.

5  The PL Emerging Markets Debt Fund commenced operations on June 29, 2012. As such, there are no investment advisory fees paid or owed prior to that date.

6  The amount shown is net of an advisory fee waiver of $3,663 by PLFA in fiscal year 2014.

7 The amounts shown are net of an advisory fee waiver of $99,096, $114,768 and $26,930 by PLFA in fiscal years 2014, 2013 and 2012, respectively.

8  The amounts shown are net of an advisory fee waiver of $118,307, $104,928 and $95,301 by PLFA in fiscal years 2014, 2013 and 2012, respectively.

9  The amounts shown are net of an advisory fee waiver of $42,904, $36,179 and $27,072 by PLFA in fiscal years 2014, 2013 and 2012, respectively.

10  The amount shown is net of an advisory fee waiver of $17,933 by PLFA in fiscal year 2014.

11 The amounts shown are net of an advisory fee waiver of $53,367 and $13,779 by PLFA in fiscal years 2014 and 2013, respectively.

The Trust, Pacific Life and PLFA have entered into an agreement, effective May 1, 2007, as amended and restated December 12, 2012, for support services (“Agreement”) pursuant to which the Trust (including the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund) will also compensate PLFA at approximate cost for support services. Under the terms of the Agreement, it is not intended that PLFA will profit from these services. See the “Other Information — Administrative Services” section for more information on support services.

During the term of the Advisory Agreement, except as noted above, PLFA will pay all expenses incurred in connection with activities covered under the Advisory Agreement, except expenses that are assumed by the Trust, otherwise provided for in another agreement, or assumed by a sub-adviser under a sub-advisory agreement. The Trust is responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to PLFA; brokerage commissions; interest; legal fees and expenses of attorneys; the administrative services fee payable to Pacific Life; expenses of maintaining the Funds’ legal existence; fees of auditors, dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating each Fund’s net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by a Fund; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of the Trust who are not officers, employees, trustees or directors of PLFA, Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate PLFA and/or Pacific Life at approximate cost for legal, compliance, accounting, tax and chief compliance officer services by personnel of PLFA and/or Pacific Life, including individuals who may be officers or Trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see the “Other Information — Administrative Services” section below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

To help limit Trust’s expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate based on a percentage of each Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses, shareholder reports and other regulatory documents, as applicable; Independent Trustees’ fees; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses;

dividends on securities sold short; acquired fund fees and expenses; and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business.

The following are the expense caps for each of the Funds, for all applicable share classes (unless otherwise noted):

Fund	Share Class	Expense Caps
PL Portfolio Optimization Funds	A, B, C and R	0.15% through July 31, 2015 and

0.30% from August 1, 2015 through July 31, 2023

	Advisor	0.15% through July 31, 2015,
0.20% from August 1, 2015 through December 31, 2015 and

0.30% from January 1, 2016 through July 31, 2023

PL Short Duration Income Fund	A, C and Advisor	0.20% through July 31, 2016
PL Income Fund	I	0.15% through July 31, 2016
PL Strategic Income Fund
PL Limited Duration High Income Fund
PL High Income Fund
PL Diversified Alternatives Fund	A, C and Advisor	0.40% through July 31, 2017
PL Floating Rate Income Fund	A, C, P and Advisor	0.15% through December 31, 2014 and

0.20% from January 1, 2015 through July 31, 2016

	I	0.15% through July 31, 2016
Underlying Funds (except for the PL Currency Strategies, PL Global Absolute Return, PL Precious Metals and PL Floating Rate Income Funds)	P	0.15% through July 31, 2015 and 0.30% from August 1, 2015 through July 31, 2022
PL Currency Strategies Fund	P	0.25% through July 31, 2015

PL Global Absolute Return Fund
PL Precious Metals Fund

There is no guarantee that PLFA will continue to reimburse expenses upon the expiration of the applicable expense cap. Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such operating expenses fall below the current expense cap in the future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Fund, but not above the expense cap. There was no recoupment of expense reimbursement by PLFA during the year ended March 31, 2014.

Reimbursements for the fiscal years ended:

Fund	3/31/14	3/31/13		3/31/12
PL Portfolio Optimization Conservative Fund	$485,486		$504,164	$406,199
PL Portfolio Optimization Moderate-Conservative Fund	$509,594		$475,646	$416,693
PL Portfolio Optimization Moderate Fund	$1,236,620		$1,124,770	$1,027,703
PL Portfolio Optimization Moderate-Aggressive Fund	$857,348		$814,333	$807,014
PL Portfolio Optimization Aggressive Fund	$297,159		$306,272	$316,090
PL Short Duration Income Fund[1]	$192,031		$97,734	$42,485
PL Income Fund	$1,326,276		$1,323,370	$651,413
PL Strategic Income Fund[1]	$181,996		$118,217	$45,025
PL Floating Rate Income Fund[2]	$1,642,470		$347,661	$123,956
PL Limited Duration High Income Fund[3]	$82,357		N/A	N/A
PL High Income Fund[1]	$98,786		$97,325	$42,254
PL Diversified Alternatives Fund[4]	$12,535	$	N/A	N/A
PL Small-Cap Value Fund	$99,142		$101,068	$93,513
PL Emerging Markets Debt Fund[5]	$136,611		$149,277	N/A
PL Large-Cap Growth Fund	$108,743		$120,927	$106,391
PL Large-Cap Value Fund	$225,998		$217,662	$206,530
PL Floating Rate Loan Fund	$145,911		$138,319	$131,663
PL Global Absolute Return Fund[4]	$319,375		$68,978	N/A
PL Comstock Fund	$188,193		$179,416	$167,205
PL Mid-Cap Growth Fund	$60,241		$95,060	$83,455
PL International Value Fund	$180,640		$187,506	$213,243
PL Small-Cap Growth Fund	$45,628		$63,952	$59,708
PL Currency Strategies Fund[4]	$49,987		$31,042	N/A
PL Growth Fund	$66,117		$95,666	$163,768
PL International Large-Cap Fund	$225,808		$257,028	$289,591
PL Real Estate Fund	$42,886		$60,947	$59,572
PL Main Street Core Fund	$158,976		$167,926	$160,866

Fund	3/31/14	3/31/13	3/31/12
PL Emerging Markets Fund	$425,076	$408,692	$388,707
PL Managed Bond Fund	$474,658	$511,150	$506,074
PL Inflation Managed Fund	$147,422	$210,150	$295,942
PL Mid-Cap Equity Fund	$101,037	$137,581	$136,380
PL Short Duration Bond Fund	$214,263	$200,776	$168,516
PL Precious Metals Fund[4]	$33,735	$33,601	N/A

1 The PL Short Duration Income, PL Strategic Income and PL High Income Funds commenced operations on December 19, 2011.

2 The PL Floating Rate Income Fund commenced operations on June 30, 2011.

3  The PL Limited Duration High Income Fund commenced operations on July 31, 2013.

4  The PL Diversified Alternatives Fund commenced operations on December 31, 2013. The PL Global Absolute Return, PL Currency Strategies and PL Precious Metals Funds commenced operations on December 7, 2012.

5  The PL Emerging Markets Debt Fund commenced operations on June 29, 2012.

Other Expenses of the Trust

The Trust bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, legal, audit and tax fees, transfer agency out of pocket fees, administration fees, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the costs of support services.

The Trust is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying each Fund and its shares on state and federal levels, legal and accounting services, maintaining the Trust’s legal existence, shareholder meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

Expenses directly attributable to a particular Fund or share class, respectively are charged to that Fund or share class, respectively; other expenses are allocated proportionately among all of the Funds in relation to the net assets of each Fund.

INFORMATION ABOUT THE MANAGERS

Management Firms

PLFA serves as investment adviser for the five PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund. PLFA also does business under the name Pacific Asset Management and manages the PL Income, PL Floating Rate Income, PL High Income, PL Short Duration Income, PL Limited Duration High Income and PL Strategic Income Funds under the Pacific Asset Management name. For the remaining Funds, PLFA serves as investment adviser and employs other investment advisory firms as sub-advisers, subject to sub-advisory agreements. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA oversees and monitors the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile, and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated and replaced.

PLFA also conducts ongoing due diligence on sub-advisers involving on-site visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser were to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For these Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA may also recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

The information below provides organizational information on each of the sub-advisers, which includes, if applicable, the name of any person(s) who controls the sub-adviser, the basis of the person’s control, and the general nature of the person’s business.

AllianceBernstein L.P. (“AllianceBernstein”)

AllianceBernstein, a leading global investment adviser, is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. At December 31, 2013, AllianceBernstein Holding L.P. (“Holding”) owned approximately 35.4% of the issued and outstanding AllianceBernstein units. AXA Financial was the beneficial owner of approximately 63.1% of the AllianceBernstein units at December 31, 2013 (including those held indirectly through its ownership of approximately 1.5% of the issued and outstanding Holding units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.7% economic interest in AllianceBernstein.

Ashmore Investment Management Limited (“Ashmore”)

Ashmore is indirectly wholly-owned by Ashmore Group plc (“Ashmore Group”), a company incorporated in England in Wales which is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. Ashmore Group plc, through certain affiliates, currently engages in the asset management business.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (“SaBam”), the former sub-adviser of the PL Large-Cap Value Fund) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.

Eaton Vance Investment Managers (“Eaton Vance”)

Boston Management and Research, doing business as Eaton Vance Investment Managers, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

Invesco Advisers, Inc. (“Invesco”)

Invesco is an indirect wholly owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Invesco, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals.

Ivy Investment Management Company (“Ivy”)

Ivy is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly traded company. Ivy is a registered investment adviser with the SEC. Ivy acts as an investment adviser for the Ivy family of funds, as well as an adviser for institutional and other private investors and provides sub-advisory services to other U.S. mutual funds and non-U.S. pooled investment vehicles.

J.P. Morgan Investment Management Inc. (“JP Morgan”)

JP Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JP Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JP Morgan Chase”).

Lord, Abbett & Co. LLC (“Lord Abbett”)

Founded in 1929, Lord Abbett is an independent manager of one of the nation’s oldest mutual fund complexes, managing assets across a full range of mutual funds, institutional accounts and separately managed accounts.

Macro Currency Group (“MCG”)

Principal Global Investors, LLC, doing business as Macro Currency Group, is a diversified asset management organization and one of the companies which make up the institutional asset-management arm of Principal Financial Group® (“The Principal®”). The Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Morgan Stanley Investment Management Inc. (“MSIM”)

MSIM is a subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. MSIM’s portfolio managers are supported by a network of experienced research professionals based in New York, London and Singapore.

OppenheimerFunds, Inc. (“Oppenheimer”)

Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its officers and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Absent an order from the SEC or other relief, the PL Managed Bond and PL Inflation Managed Funds generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the PL Managed Bond and PL Inflation Managed Funds’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

Scout Investments, Inc. (“Scout”)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of UMB Financial Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

Wells Capital Management Incorporated (“WellsCap”)

WellsCap is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is indirectly wholly-owned by Wells Fargo & Company, a publicly listed company.

Western Asset Management Company and certain of its affiliated companies (collectively “Western Asset”)

Western Asset Management Company (“WAMCO”) operates from offices in California and New York. Portfolio management services are also provided by Western Asset Management Company Ltd. (Japan), Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Limited (United Kingdom). Each of these entities (each a “Western Manager” and collectively “Western Asset”) is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason, Inc. Each Western Manager will receive a proportionate share of the fee based on the average daily net assets that it manages.

Sub-Advisory Fee Schedules

For the services provided, the Adviser pays a monthly fee to each sub-adviser based on an annual percentage of the average daily net assets of the Fund(s) they manage according to the following schedules:

Sub-Adviser	Fund	Annual Sub-Advisory Fees (as a percentage of average daily net assets)
AllianceBernstein	PL Small-Cap Value Fund[1]	0.40% on first $500 million
0.35% on excess
Ashmore	PL Emerging Markets Debt Fund[1]	Fund under $500 million:
0.55% on first $250 million
0.50% on excess
Fund at or above $500 million:
0.485%
BlackRock	PL Large-Cap Growth Fund[1]	0.38% on first $25 million
0.33% on next $225 million
0.23% on next $1.75 billion
0.20% on excess
ClearBridge	PL Large-Cap Value Fund[1]	0.45% on first $100 million
0.40% on next $100 million
0.35% on next $200 million
0.30% on next $350 million
0.25% on next $250 million
0.20% on excess
Eaton Vance	PL Floating Rate Loan Fund	0.30%
	PL Global Absolute Return Fund[1]	0.50% on first $3 billion
0.48% on excess
Invesco	PL Comstock Fund[1]	0.35% on first $1 billion
0.285% on excess
Ivy	PL Mid-Cap Growth Fund[1]	0.30% on first $2 billion
0.25% on excess
JP Morgan	PL International Value Fund[1]	0.35% on first $1 billion
0.30% on next $1 billion
0.25% on excess
Lord Abbett	PL Small-Cap Growth Fund[1]	0.60% on first $100 million
0.45% on next $150 million
0.40% on excess
MCG	PL Currency Strategies Fund[1,2]	0.30% on first $3 billion
0.28% on excess
MFS	PL Growth Fund[1]	0.375% on first $250 million
0.325% on next $250 million
0.30% on next $250 million
0.275% on next $250 million
0.25% on next $500 million
0.225% on excess
	PL International Large-Cap Fund[1]	0.425% on first $750 million
0.375% on next $750 million
0.325% on next $1.5 billion
0.30% on excess
MSIM	PL Real Estate Fund[1]	0.35% on first $2 billion
0.32% on next $1 billion
0.30% on excess

Sub-Adviser	Fund	Annual Sub-Advisory Fees (as a percentage of average daily net assets)
Oppenheimer	PL Main Street Core Fund	0.23%
	PL Emerging Markets Fund[1]	From 1/1/14 through 12/31/14:
0.45% on first $500 million
0.30% on next $750 million
0.25% on next $1 billion
0.23% on excess
From 1/1/15 and beyond:
0.55% on first $500 million
0.40% on next $750 million
0.35% on next $1 billion
0.25% on excess
PIMCO	PL Managed Bond Fund[1,3,4]	0.25% on first $1 billion
0.225% on excess
	PL Inflation Managed Fund[1]	0.25% on first $1 billion
0.20% on excess
Scout	PL Mid-Cap Equity Fund[1]	0.35% on first $1 billion
0.30% on next $1 billion
0.25% on excess
T. Rowe Price	PL Short Duration Bond Fund[1]	Fund under $100 million:
0.30% on first $50 million
0.25% on next $50 million
Fund at or above $100 million but less than $1.5 billion:
0.20% on first $100 million
0.175% on next $150 million
0.125% on next $250 million
0.10% above $500 million
Fund at or above $1.5 billion:
0.10%
UBS Global AM	PL Currency Strategies Fund[1,2]	0.30% on first $3 billion
0.28% on excess
WellsCap	PL Precious Metals Fund[1]	0.40% on first $100 million
0.35% on next $400 million
0.30% on next $500 million
0.25% on excess
Western Asset	PL Managed Bond Fund[4]	0.225% on first $300 million
0.15% on next $1.7 billion
0.10% on excess

1 When determining the breakpoint rates, the combined average daily net assets of the Fund are aggregated with the corresponding fund of Pacific Select Fund, provided it is managed by the same sub-adviser.

2 The Fund is sub-advised by both MCG and UBS Global AM. Each sub-adviser is paid based on the average daily net assets of the portion of the Fund it manages.

3 Should the aggregate assets of the Funds within the Trust and Pacific Select Fund sub-advised by PIMCO fall below $3 billion, the Adviser will pay PIMCO an annual percentage of 0.25% of the PL Managed Bond Fund’s average daily net assets of the segment sub-advised by PIMCO.

4 The Fund is sub-advised by both PIMCO and Western Asset. Each sub-adviser is paid based on the average daily net assets of the portion of the Fund it manages.

Sub-Advisory Fees Paid or Owed for the fiscal years ended:

Fund	3/31/14	3/31/13	3/31/12
PL Small-Cap Value Fund[1]	$525,745	$408,276	$305,414
PL Emerging Markets Debt Fund[2]	$518,633	$303,872	N/A
PL Large-Cap Growth Fund[3]	$371,405	$263,969	$290,093
PL Large-Cap Value Fund	$847,224	$712,212	$560,487
PL Floating Rate Loan Fund	$354,921	$314,141	$286,473
PL Global Absolute Return Fund[4]	$921,068	$254,495	N/A
PL Comstock Fund	$900,068	$750,077	$566,165

Fund	3/31/14	3/31/13	3/31/12
PL Mid-Cap Growth Fund[5]	$248,887	$214,052	$221,821
PL International Value Fund	$554,992	$453,100	$325,659
PL Small-Cap Growth Fund[6]	$250,831	$191,075	$145,676
PL Currency Strategies Fund[4,7]	$390,109	$107,291	N/A
PL Growth Fund[8]	$234,326	$210,065	$365,786
PL International Large-Cap Fund	$843,088	$761,480	$613,465
PL Real Estate Fund	$224,145	$190,618	$160,967
PL Main Street Core Fund	$542,168	$459,775	$386,854
PL Emerging Markets Fund	$337,345	$229,675	$165,078
PL Managed Bond Fund[9]	$1,341,085	$1,240,916	$961,879
PL Inflation Managed Fund	$391,572	$454,122	$545,693
PL Mid-Cap Equity Fund[10]	$523,440	$461,154	$468,585
PL Short Duration Bond Fund[11]	$230,707	$205,277	$158,465
PL Precious Metals Fund[4]	$265,163	$66,152	N/A

1 AllianceBernstein became the sub-adviser of the PL Small-Cap Value Fund on May 1, 2014. NFJ Investment Group LLC served as the sub-adviser prior to that date.

2 The PL Emerging Markets Debt Fund commenced operations on June 29, 2012.

3  BlackRock became the sub-adviser of the PL Large-Cap Growth Fund on January 1, 2013. UBS Global AM served as the sub-adviser prior to that date.

4 The PL Global Absolute Return, PL Currency Strategies and PL Precious Metals Funds commenced operations on December 7, 2012.

5  Ivy became the sub-adviser of the PL Mid-Cap Growth Fund on November 1, 2013. MSIM served as the sub-adviser prior to that date.

6 Lord Abbett became the sub-adviser of the PL Small-Cap Growth Fund on May 1, 2014. Fred Alger Management, Inc. served as the sub-adviser prior to that date.

7 MCG became the co-sub-adviser of the PL Currency Strategies Fund on May 1, 2014. UBS Global AM served as the sole sub-adviser prior to that date.

8 MFS became the sub-adviser of the PL Growth Fund on May 1, 2013. Janus Capital Management LLC served as the sub-adviser prior to that date.

9  Western Asset became the co-sub-adviser of the PL Managed Bond Fund on August 1, 2014. PIMCO served as the sole sub-adviser prior to that date.

10  Scout became the sub-adviser of the PL Mid-Cap Equity Fund on January 1, 2013. Lazard Asset Management LLC served as the sub-adviser prior to that date.

11 T. Rowe Price became the sub-adviser of the PL Short Duration Bond Fund on July 1, 2011. Goldman Sachs Asset Management, L.P. served as the sub-adviser prior to that date.

The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, may have different management requirements, and may be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Trust’s fiscal year ended March 31, 2014, unless otherwise noted. The descriptions may include compensation benchmarks, which are chosen by the particular Manager and may or may not match a Fund’s benchmark index or other indices presented in the Prospectuses.

PLFA/Pacific Asset Management

PLFA/Pacific Asset Management strives to provide compensation programs that will attract, retain, and motivate qualified investment professionals. The compensation programs and structures are designed to establish equitable and competitive pay levels for investment professionals while recognizing differences in responsibilities and individual performance. PLFA/Pacific Asset Management’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year.

Pacific Asset Management offers a multi-level compensation structure for investment professionals. Firm performance and the investment professional’s performance directly impact the amount of total compensation they receive each year. Fixed compensation is given as a base salary. The base salary is decided upon a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the investment professional. Salary increases are awarded in recognition of the investment professional’s individual performance and an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals are eligible to receive an annual variable incentive bonus. The incentive pay program, designed to link performance to compensation, is a significant component of overall compensation based on the Firm and individual employee performance.

The portfolio managers’ performance for the PL Income, PL Floating Rate Income, PL High Income, PL Short Duration Income, PL Strategic Income and PL Limited Duration High Income Funds is compared to the appropriate benchmark index and peer rankings over one, three and five year periods. The benchmark used to measure performance of the portfolio managers for the PL Income Fund is the Barclays Capital U.S. Aggregate Index, for the PL Floating Rate Income Fund is the Credit Suisse Leveraged Loan Index, for the PL High Income Fund is the Barclays US High Yield 2% Issuer Capped Index, for the PL Short Duration Income Fund is the Barclays Capital 1-3 year Gov/Credit Index, for the PL Strategic Income Fund is the Barclays Capital US Aggregate Index, and for the PL Limited Duration High Income Fund is the Barclays 1-5 U.S. High Yield Bond Index. The performance of the portfolio managers of the PL Portfolio Optimization and PL Diversified Alternatives Funds is not compared to a particular benchmark or index for compensation purposes.

Additionally, the investment professionals are eligible for traditional health care benefits and 401k retirement benefits. For senior members of the Firm, a long term compensation structure has been established. This structure is based on the profitability of the business three years forward. The compensation awarded is based on a percentage of salary.

AllianceBernstein

Compensation. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the PL Small-Cap Value Fund is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Ashmore

The Investment Committee Members are compensated by the Investment Manager through capped fixed annual salaries, as well as through performance-based annual bonuses determined at the discretion of the Ashmore Group plc’s Awards Committee and, in the case of the Chief Executive himself, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group plc. The bonus pool from which employee bonuses are generally derived is calculated as up to 25% of EBVCIT (earnings before variable compensation interest and taxation) for the performance year in question. The determination of an Investment Committee Member’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s profitability. This assessment is performed on a continuous basis as well as through a formal annual review. A minimum of 40% and a maximum of 77% of the annual bonus of the Investment Committee Members is delivered in the form of shares in Ashmore Group plc, which are restricted from sale for 5 years post award.

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

 Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Kemp does not have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

 Other compensation benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

ClearBridge

ClearBridge’s investment professionals participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall Firm results. The total compensation program includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the Firm’s values.

A portion of annual bonuses is deferred into compensations plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, Legg Mason stock, and ClearBridge equity products. Currently, employees who receive an incentive award greater or equal to $100k have 20% of that award subject to deferral.

Discretionary compensation can include:

• Cash Incentive Award

• ClearBridge’s Deferred Incentive Plan (“CDIP”) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

• Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program.

These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

The benchmark used to measure the performance of the portfolio manager for the PL Large-Cap Value Fund is the Russell 1000 Value Index.

Eaton Vance

Compensation of Eaton Vance’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp’s (“EVC”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance’s employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Portfolio Manager Compensation.

Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. For open-end floating rate loan portfolios managed by Eaton Vance, including the PL Floating Rate Loan Fund, Eaton Vance currently uses a custom peer group including the funds in the Lipper Loan Participation group and certain other funds that Eaton Vance believes have similar investment objectives and strategies. There is no custom peer group for the PL Global Absolute Return Fund. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

For the PL Comstock Fund, the peer group for compensation purposes is the Large Cap Value.

Ivy

Ivy believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by Ivy.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Ivy (or its affiliate), Waddell & Reed Financial, Inc.’s 401(k) plan offers mutual funds managed by Ivy (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management. For the PL Mid-Cap Growth Fund, the benchmark for compensation purposes is the Lipper Mid-Cap Growth Funds Universe Average.

JP Morgan

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

For the PL International Value Fund, the benchmark for compensation purposes is the MSCI EAFE Value and the peer group is the International Large Cap Value.

Lord Abbett

When used in this section, the term “fund” refers to the PL Small-Cap Growth Fund as well as any other registered investment companies, pooled investment vehicles and accounts managed or subadvised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate a fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the fund’s peer groups maintained by rating agencies, as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

MCG

Compensation for all team members is comprised of fixed pay (base salary) and variable incentive. Members of the team are also eligible for longer term retentive awards, including deferred cash and Principal Financial Group restricted stock units. Therefore, this creates an alignment for both the short term and long term with members of the team. Investment performance is monitored for compensation purposes for various time periods, including the 1 year, 3 year and 5 year time periods. In addition, in times of severe market stress, performance may be reviewed much more frequently. As team members advance in their careers, consistent with industry practice, the variable component represents an increased proportion of total compensation. Variable compensation takes the form of a profit share plan with funding based on operating earnings of the MCG’s currency team. Our profit share plan approach recognizes investment professionals have an impact on both investment performance and boutique profitability. Thus, the plan is designed to provide line-of-sight to these professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, client retention and client satisfaction. Incentive award allocations are based on investment performance of the funds and discretionary factors including market compensation levels, retentive needs, contribution to profitability, and collaborative effort. Incentive compensation is allocated from a bonus pool of pre-bonus profit from revenues generated by the MCG’s currency team. Incentive bonuses are based on the performance of the MCG’s currency team as a whole rather than linked to individual accounts. This ensures that all accounts, regardless of fee schedule, are treated with equality.

MFS

Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

• Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

• Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”).

As of December 31, 2013, the following benchmarks were used to measure the following portfolio managers’ performance for the PL International Large-Cap Fund:

1) For Daniel Ling: MSCI EAFE (Europe, Australasia, Far East) Index.

2) For Marcus L. Smith: MSCI EAFE (Europe, Australasia, Far East) Index.

As of December 31, 2013, the following benchmark was used to measure the following portfolio manager’s performance for the PL Growth Fund:

1) For Eric B. Fischman: Russell 1000 Growth Index.

As of May 1, 2014, the Russell 1000 Growth Index will be used to measure Matthew D. Sabel’s performance for the PL Growth Fund.

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based awards or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

• A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

• IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

• Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

• The investment performance of the funds/accounts managed by the portfolio manager.

• Contribution to the business objectives of the Adviser.

• The dollar amount of assets managed by the portfolio manager.

• Market compensation survey research by independent third parties.

• Other qualitative factors, such as contributions to client objectives.

• Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Oppenheimer

Portfolio managers are employed and compensated by Oppenheimer or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of Oppenheimer and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of Oppenheimer’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for Mr. Leverenz with respect to the PL Emerging Markets Fund is Morningstar-Diversified Emerging Markets. The peer group category for Messrs. Govil, Larson, and Ram with respect to the PL Main Street Core Fund is Morningstar-Large Blend.

PIMCO

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

• Base Salary — Base salary is determined based on core job responsibilities, position/levels, and market factors. Base salary levels are reviewed annually when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

• Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

• Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups. The benchmarks for each portfolio are:

PL Managed Bond Fund — Barclays Capital U.S. Aggregate Bond Index

PL Inflation Managed Fund — Barclays Capital Global Real: US TIPS

• Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

• Amount and nature of assets managed by the portfolio manager;

• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

• Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

• Contributions to asset retention, gathering and client satisfaction;

• Contributions to mentoring, coaching and/or supervising; and

• Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Scout

Scout implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to exceed base salary. Scout places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.

The bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management. Investment performance accounts for 80-90% while the subjective component accounts for 10-20% of the bonus plan structure. Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy’s discipline according to the Lipper Mid-Cap Core Fund Index.

In order to attract and retain key talent, Scout employs a long term incentive plan that awards a combination of cash payments and restricted stock to qualified associates based on the net income growth of Scout. Both the cash payments and the restricted stock vest over a period of three years and require that the associate be employed at Scout at the time of vesting for the payments to be made.

Scout employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. Scout continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of Scout’s clients. Scout does not enter into any employment contracts or non-compete agreements with any of its equity investment professionals.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that may come in the form of restricted stock and/or stock options. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., Barclays 1-3 Year U.S. Government/Credit Bond Index) and the Lipper index (e.g., Short Investment Grade Debt Funds Average) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for tax-efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

UBS Global AM

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Global AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

• Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

• The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

• Determined annually on a discretionary basis.

• Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as the performance of their respective function, of UBS Global AM and of UBS as a whole.

• Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

• For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

• Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

• Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the Global AM EOP are aligned to selected UBS Global AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Global AM. This alignment with UBS Global AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

• The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Global AM believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Global Investment Solutions (GIS):

Investment professionals' discretionary performance awards are correlated with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one, three and five years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

The benchmark used to measure the performance of the portfolio manager for the PL Currency Strategies Fund is the Citigroup 1-Month U.S. Treasury Bill Index. The performance target for the portfolio manager for the PL Currency Strategies Fund will be to meet or exceed 500 bp pure alpha over the benchmark over a full market cycle of 3-5years.

WellsCap

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. For the PL Precious Metals Fund, portfolio manager compensation is based on how the Fund performs on a peer relative basis. Specifically, the manager’s performance is evaluated on a 1 year, 3 year and 5 year basis relative to the corresponding mutual fund peer universe as determined by Lipper.

Western Asset

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one’s group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

For the PL Managed Bond Fund, the benchmark for compensation purposes is the Barclays Capital US Aggregate Bond Index.

Other Accounts Managed

The following table includes information for each portfolio manager of the Trust regarding the number and total assets of other accounts managed as of March 31, 2014 that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the prospectuses for information on the Funds that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the applicable Manager. Portfolio managers are listed alphabetically by Manager.

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Alliance Bernstein
James MacGregor
Registered Investment Companies	23	$4,580,355,730	None	N/A
Other Pooled Investment Vehicles	33	$408,054,166	None	N/A
Other Accounts	37	$1,570,363,465	None	N/A
Ashmore
Mark Coombs
Registered Investment Companies	5	$914,729,365	None	N/A
Other Pooled Investment Vehicles	40	$18,572,037,799	16	$8,374,218,214
Other Accounts	70	$44,365,819,626	13	$2,949,078,850
Robin Forrest
Registered Investment Companies	5	$914,729,365	None	N/A
Other Pooled Investment Vehicles	40	$18,572,037,799	16	$8,374,218,214
Other Accounts	70	$44,365,819,626	13	$2,949,078,850
Herbert Saller
Registered Investment Companies	5	$914,729,365	None	N/A
Other Pooled Investment Vehicles	40	$18,572,037,799	16	$8,374,218,214
Other Accounts	70	$44,365,819,626	13	$2,949,078,850
Ricardo Xavier
Registered Investment Companies	5	$914,729,365	None	N/A
Other Pooled Investment Vehicles	40	$18,572,037,799	16	$8,374,218,214
Other Accounts	70	$44,365,819,626	13	$2,949,078,850
BlackRock
Lawrence G. Kemp
Registered Investment Companies	14	$12,913,442,572	None	N/A
Other Pooled Investment Vehicles	3	$1,186,585,501	None	N/A
Other Accounts	2	$590,707,002	None	N/A
ClearBridge
Robert Feitler
Registered Investment Companies	7	$4,174,861,387	1	$1,500,626,819
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1,116	$456,868,874	None	N/A
Dmitry Khaykin
Registered Investment Companies	7	$4,174,861,387	1	$1,500,626,819
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1,116	$456,868,874	None	N/A
Eaton Vance
John R. Baur
Registered Investment Companies	14	$16,887,678,991	None	N/A
Other Pooled Investment Vehicles	3	$81,689,514	1	$24,716,033
Other Accounts	None	N/A	None	N/A
Michael A. Cirami
Registered Investment Companies	14	$16,887,678,991	None	N/A
Other Pooled Investment Vehicles	3	$81,689,514	1	$24,716,033
Other Accounts	None	N/A	None	N/A
Scott H. Page
Registered Investment Companies	18	$37,737,698,133	None	N/A
Other Pooled Investment Vehicles	8	$9,474,938,299	1	$219,396,497
Other Accounts	2	$1,396,148,568	None	N/A
Craig P. Russ
Registered Investment Companies	14	$32,641,456,782	None	N/A
Other Pooled Investment Vehicles	1	$6,282,105,744	None	N/A
Other Accounts	2	$1,396,148,568	None	N/A

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Eric A. Stein
Registered Investment Companies	13	$20,331,470,763	None	N/A
Other Pooled Investment Vehicles	3	$456,870,271	1	$24,716,033
Other Accounts	None	N/A	None	N/A
Andrew N. Sveen
Registered Investment Companies	6	$3,302,252,153	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Invesco
Devin Armstrong
Registered Investment Companies	11	$20,117,865,907	None	N/A
Other Pooled Investment Vehicles	1	$200,035,096	None	N/A
Other Accounts	3,458	$588,171,778	None	N/A
Kevin Holt
Registered Investment Companies	11	$20,117,865,907	None	N/A
Other Pooled Investment Vehicles	1	$200,035,096	None	N/A
Other Accounts	3,458	$588,171,778	None	N/A
Matthew Seinsheimer
Registered Investment Companies	11	$20,117,865,907	None	N/A
Other Pooled Investment Vehicles	1	$200,035,096	None	N/A
Other Accounts	3,458	$588,171,778	None	N/A
James Warwick
Registered Investment Companies	11	$20,117,865,907	None	N/A
Other Pooled Investment Vehicles	1	$200,035,096	None	N/A
Other Accounts	3,458	$588,171,778	None	N/A
Ivy
Kimberly A. Scott
Registered Investment Companies	4	$7,864,999,799	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$127,877,613	None	N/A
JPMorgan
Gerd Woort-Menker
Registered Investment Companies	12	$9,650,941,000	None	N/A
Other Pooled Investment Vehicles	15	$7,727,537,000	None	N/A
Other Accounts	22	$5,918,727,000	3	$4,676,489,000
Lord Abbett
F. Thomas O’ Halloran
Registered Investment Companies	7	$5,174,599,373	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	19	$1,091,233,615	1	$72,686,058
Arthur K. Weise
Registered Investment Companies	7	$5,174,599,373	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	19	$1,091,233,615	1	$72,686,058
MCG
Mark Farrington
Registered Investment Companies	6	$1,868,656,541	None	N/A
Other Pooled Investment Vehicles	4	$208,231,145	3	$56,114,950
Other Accounts	15	$7,020,744,785	2	$10,000,000
Dr. Ivan Petej
Registered Investment Companies	1	$614,168,323	None	N/A
Other Pooled Investment Vehicles	1	$4,765,269	1	$4,765,269
Other Accounts	1	$5,000,000	1	$5,000,000
MFS
Eric B. Fischman
Registered Investment Companies	8	$16,380,858,231	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	13	$1,432,962,752	None	N/A

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Daniel Ling
Registered Investment Companies	11	$14,379,991,927	None	N/A
Other Pooled Investment Vehicles	3	$2,033,229,459	None	N/A
Other Accounts	26	$6,555,117,993	1	$733,099,222
Matthew D. Sabel
Registered Investment Companies	2	$365,550,687	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$29,531,983	None	N/A
Marcus L. Smith
Registered Investment Companies	12	$14,608,295,930	None	N/A
Other Pooled Investment Vehicles	5	$2,400,942,623	None	N/A
Other Accounts	34	$8,278,750,788	1	$733,099,222
MSIM
Theodore R. Bigman
Registered Investment Companies	12	$6,027,473,159	None	N/A
Other Pooled Investment Vehicles	16	$7,665,779,793	None	N/A
Other Accounts	50	$6,709,838,738	14	$1,235,592,132
Bill Grant
Registered Investment Companies	8	$5,528,363,460	None	N/A
Other Pooled Investment Vehicles	11	$6,434,327,489	None	N/A
Other Accounts	45	$5,524,236,268	11	$665,032,419
Oppenheimer
Manind Govil
Registered Investment Companies	9	$13,528,150,155	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$404,799,048	None	N/A
Paul Larson
Registered Investment Companies	8	$10,643,221,889	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	2	$404,799,048	None	N/A
Justin Leverenz
Registered Investment Companies	7	$42,409,626,711	None	N/A
Other Pooled Investment Vehicles	2	$1,723,996,586	None	N/A
Other Accounts	5	$177,974,671	None	N/A
Benjamin Ram
Registered Investment Companies	8	$11,910,105,782	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$87,502,149	None	N/A
Pacific Asset Management
C. Robert Boyd
Registered Investment Companies	1	$1,228,587,871	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
JP Leasure
Registered Investment Companies	1	$294,293,829	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3	$268,594,393	None	N/A
Michael Long
Registered Investment Companies	1	$1,228,587,871	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Michael Marzouk
Registered Investment Companies	1	$294,293,829	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3	$268,594,393	None	N/A
Brian M. Robertson
Registered Investment Companies	1	$1,228,293,829	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Jason R. Rosiak
Registered Investment Companies	2	$1,522,881,700	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$1,010,990,569	None	N/A
David Weismiller
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	5	$742,396,176	None	N/A
PIMCO
William H. Gross
Registered Investment Companies	51	$388,447,663,762	None	N/A
Other Pooled Investment Vehicles	21	$39,086,589,284	2	$638,656,384
Other Accounts	73	$38,752,453,305	16	$8,570,257,484
Mihir P. Worah
Registered Investment Companies	30	$55,323,351,439	None	N/A
Other Pooled Investment Vehicles	22	$13,728,461,211	None	N/A
Other Accounts	55	$27,141,827,406	8	$2,028,193,255
PLFA
Howard T. Hirakawa
Registered Investment Companies	8	$40,865,519,107	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Carleton J. Muench
Registered Investment Companies	8	$40,865,519,107	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Samuel S. Park
Registered Investment Companies	8	$40,865,519,107	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Scout
G. Patrick Dunkerley
Registered Investment Companies	2	$3,575,182,337	None	N/A
Other Pooled Investment Vehicles	2	$446,085,752	1	$304,476,204
Other Accounts	7	$318,261,369	None	N/A
John A. Indellicate II
Registered Investment Companies	2	$3,575,182,337	None	N/A
Other Pooled Investment Vehicles	2	$446,085,752	1	$304,476,204
Other Accounts	7	$318,261,369	None	N/A
Derek M. Smashey
Registered Investment Companies	2	$3,575,182,337	None	N/A
Other Pooled Investment Vehicles	2	$446,085,752	1	$304,476,204
Other Accounts	7	$318,261,369	None	N/A
Jason J. Votruba
Registered Investment Companies	2	$3,575,182,337	None	N/A
Other Pooled Investment Vehicles	2	$446,085,752	1	$304,476,204
Other Accounts	7	$318,261,369	None	N/A
T. Rowe Price
Edward A. Wiese
Registered Investment Companies	6	$11,068,223,041	None	N/A
Other Pooled Investment Vehicles	2	$2,219,010,422	None	N/A
Other Accounts	20	$3,956,492,689	None	N/A
UBS
Jonathan Davies
Registered Investment Companies	7	$2,449,000,000	None	N/A
Other Pooled Investment Vehicles	13	$6,647,000,000	None	N/A
Other Accounts	8	$12,936,000,000	None	N/A
Jon D. Adams
Registered Investment Companies	3	$1,168,000,000	None	N/A
Other Pooled Investment Vehicles	2	$49,000,000	None	N/A
Other Accounts	1	$131,000	None	N/A

Manager, Portfolio Manager(s)	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
WellsCap
Michael Bradshaw
Registered Investment Companies	2	$1,025,822,776	None	N/A
Other Pooled Investment Vehicles	1	$3,123,703	None	N/A
Other Accounts	None	N/A	None	N/A
Oleg Makhorine
Registered Investment Companies	3	$1,183,758,241	None	N/A
Other Pooled Investment Vehicles	1	$3,123,703	None	N/A
Other Accounts	1	$68,188,727	None	N/A
Western Asset
Michael C. Buchanan
Registered Investment Companies	43	$34,889,208,719	None	N/A
Other Pooled Investment Vehicles	56	$31,391,199,234	4	$821,062,645
Other Accounts	188	$49,347,714,345	20	$7,516,361,552
Carl L. Eichstaedt
Registered Investment Companies	17	$23,873,436,891	None	N/A
Other Pooled Investment Vehicles	13	$4,977,588,395	None	N/A
Other Accounts	175	$45,345,052,213	23	$7,682,268,356
Keith J. Gardner
Registered Investment Companies	31	$25,948,243,141	None	N/A
Other Pooled Investment Vehicles	27	$12,231,201,311	1	$139,740,516
Other Accounts	155	$37,439,279,449	19	$7,477,060,511
S. Kenneth Leech
Registered Investment Companies	28	$24,372,636,470	None	N/A
Other Pooled Investment Vehicles	55	$31,321,857,439	2	$235,233,364
Other Accounts	108	$33,068,278,408	9	$3,962,702,697
Mark S. Lindbloom
Registered Investment Companies	18	$26,654,272,863	None	N/A
Other Pooled Investment Vehicles	10	$6,752,887,556	None	N/A
Other Accounts	159	$41,198,338,497	23	$7,801,892,115

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Fund of the Trust may be presented with the following potential conflicts:

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of a PL Portfolio Optimization Fund or the PL Diversified Alternatives Fund, on the one hand, and other PL Portfolio Optimization Funds, the PL Diversified Alternatives Fund or the Underlying Funds on the other hand. This might occur, for example, if an Underlying Fund in which multiple PL Portfolio Optimization Funds or the PL Diversified Alternatives Fund invest has limited capacity for further investment; or if certain Underlying Funds are more profitable than others. PLFA has a process in place to address these types of risks.

Pacific Asset Management

Pacific Asset Management may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary, Pacific Asset Management exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client.  Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy.  In addition, Pacific Asset Management will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Pacific Asset Management or different amounts of investable cash available.  As a result, although Pacific Asset Management manages multiple accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.  Pacific Asset Management has implemented policies and procedures to address trade allocation and aggregation decisions.  These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

AllianceBernstein

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments for only select accounts.

Ashmore

The following summarizes the policy of Ashmore for managing conflicts of interest. As an investment adviser to multiple client accounts, Ashmore recognizes that potential conflicts of interest may arise in its management of such accounts. Ashmore has adopted compliance policies and procedures that are designed to identify, manage and/or mitigate these conflicts. Although Ashmore believes its policies and procedures are appropriate to eliminate or minimize the harm of many potential conflicts of interest among Ashmore, its affiliates and clients, no set of policies and procedures can anticipate every potential conflict of interest. Accordingly, where a particular conflict that is not covered by such procedures arises, Ashmore will take the course of action most consistent with its policies to eliminate or minimize the harm of such conflict.

Conflicts of interest can arise where: (i) the interests of Ashmore conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of Ashmore conflict with those of another of Ashmore’s clients (client vs. client conflicts). Ashmore has policies and arrangements in place to identify and manage conflicts of interest that may arise between Ashmore and its clients or between the Ashmore’s different clients. Ashmore has a policy of independence that requires its staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

Ashmore places significant emphasis on its strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. Ashmore’s compliance department conducts regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions — Ashmore acts as manager, investment manager, advisor or general partner to and may receive different rates of remuneration, including investment management/ advisory fees and performance fees from multiple client accounts. Whilst we may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of our remuneration based thereon, we will at all times have regard to our obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal — Ashmore has from time to time taken, and may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. We have and may also in the future co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of, or acquires part or all of, a client fund’s assets or client fund itself. Ashmore’s return on investment in a client fund will be determined by reference to the investment decisions we make for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. Principal transactions by Ashmore are made subject to policy and limits specified from time to time by the Board of Ashmore Group plc. Our policies require that all personal interests, relationships or arrangements, including those of our affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Ashmore staff personal investments — certain directors and employees of Ashmore or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group plc or, in the case of joint ventures, hold shares or other investments in an affiliated company. All Ashmore directors and employees are subject to the Ashmore Personal Account Dealing Code.

Client vs. client conflicts

Aggregation of transactions in investments — Ashmore may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients (and as referred to above applicable investments as principal).

The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments — aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that our clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. Our policy further requires all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients — Ashmore may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which Ashmore or an affiliated company is the manager or investment manager (for example for a fund of fund).

Ashmore may potentially charge the higher of the two management fees and could double-charge performance fees where one fund invests in another emerging markets fund. Ashmore currently elects not to receive double performance fees on any such investments.

Ashmore may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where Ashmore determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.”

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio manager of this Fund is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Eaton Vance

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco and the Invesco Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

• Invesco determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

• Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Fund’s and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ivy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

• The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

• The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s Allocation Procedures.

Ivy and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Conflicts of Interest Between IVY and the Trust:

Ivy will use the following three-step process to address conflicts of interest: (1) Ivy will attempt to identify any potential conflicts of interest; (2) Ivy will then determine if the conflict as identified is material; and (3) Ivy will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: Ivy will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. Ivy will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

•  Business Relationships — Ivy will review any situation for a material conflict where Ivy provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that Ivy (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage Ivy to vote in favor of management.

• Personal Relationships — Ivy will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

• Familial Relationships — Ivy will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

Ivy will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: Ivy will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, Ivy will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: Ivy will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

•  Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, Ivy will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

• Client directed — If the Material Conflict arises from Ivy’s management of a third party account and the client provides voting instructions on a particular vote, Ivy will vote according to the directions provided by the client.

• Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, Ivy may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and Ivy chooses to use a predetermined voting policy, Ivy will not be permitted to vary from the established voting policies established herein.

• Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, Ivy may seek guidance from the Board on matters involving a conflict. Under this method, Ivy will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. Ivy may use the Board guidance to vote proxies for its non-mutual fund clients.

JP Morgan

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Lord Abbett

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the PL Small-Cap Growth Fund and the investments of the portfolio managers’ other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the portfolio managers’ other accounts referenced in the table above.

MCG

MCG acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, other commingled funds insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. MCG has adopted and implemented policies and procedures that are reasonably designed to address the potential conflicts associated with managing accounts for multiple clients, including the Fund, and are designed to ensure that all clients are treated fairly and equitably. MCG also has adopted and implemented policies and procedures that are reasonably designed to prevent conflicts of interests or the appearance of such conflicts when portfolio managers or other personnel own or engage in transactions involving certain commingled funds managed by MCG.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the PL Growth Fund and the PL International Large-Cap Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

MSIM

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, MSIM may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent MSIM has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in MSIM’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If MSIM manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. MSIM has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Oppenheimer

As indicated previously in the “Other Accounts Managed” sub-section, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of the Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer’s compliance procedures and Code of Ethics recognize Oppenheimer’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structures and Methods — T. Rowe Price” section within this SAI, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

UBS Global AM

The portfolio management team’s management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.

UBS AG (“UBS”) is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for the Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to the Fund or its other clients, or purchase for the Fund or its other clients, securities of issuers in which UBS has an interest as described in this paragraph.

From time to time and subject to client approval, UBS Global AM may rely on certain affiliates to execute trades for the Fund or its other accounts. For each security transaction effected by UBS, UBS Global AM may compensate and UBS may retain such compensation for effecting the transaction, and UBS Global AM may receive affiliated group credit for generating such business.

Transactions undertaken by UBS or client accounts managed by UBS (“Client Accounts”) may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund.

UBS Global AM and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM’s personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM’s clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM’s clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM’s overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Global AM, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

WellsCap

WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund(s) that they manage on behalf of the Trust. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. As of the Trust’s fiscal year ended March 31, 2014, there were no portfolio managers that beneficially owned shares in the Funds they manage on behalf of the Trust except for the following (in dollar range of equity securities):

Portfolio Manager	Fund Managed	Dollar Range of Equity Securities Beneficially Owned
JP Leasure	PL Floating Rate Income Fund	$10,001 - $50,000
Michael Marzouk	PL Short-Duration Income Fund	$1 - $10,000
	PL Floating Rate Income Fund	$10,001 - $50,000
	PL Limited Duration High Income Fund	$1 - $10,000
Jason Rosiak	PL Income Fund	Over $100,000
	PL Strategic Income Fund	Over $100,000
	PL Floating Rate Income Fund	Over $100,000
	PL High Income Fund	Over $100,000
David Weismiller	PL Short-Duration Income Fund	$1 - $10,000
	PL Income Fund	$1 - $10,000

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The PL Portfolio Optimization Funds and PL Diversified Alternatives Fund invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly the following description is relevant for all Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with the Trust’s policies, applicable law, and approval by the Board.

There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, a commission amount which includes payment for both brokerage and research. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive research services from many broker-dealers with which the Adviser or Manager places the Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund within the Trust. The advisory fee paid by a Fund is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The following table lists Funds that incurred brokerage commissions during the fiscal years ended:

Fund	3/31/14*		3/31/13*		3/31/12*
PL Income Fund	$—		$—		$720
PL Strategic Income Fund[1]	$1,289		$834		$1,067
PL Floating Rate Income Fund[1]	$9,980		$5,400		$1,679
PL High Income Fund[1]	$356		$290		$—
PL Small-Cap Value Fund[2]	$92,657		$95,822		$39,979
PL Large-Cap Growth Fund[3]	$206,962		$110,198		$98,255	[3]
PL Large-Cap Value Fund	$43,894		$71,706		$78,282
PL Global Absolute Return Fund[1]	$12,689		$9,868		N/A
PL Comstock Fund	$78,063		$117,588		$105,819
PL Mid-Cap Growth Fund[4]	$82,815	[4]	$50,438	[4]	$32,194	[4]
PL International Value Fund	$131,284		$147,932		$109,273
PL Small-Cap Growth Fund[5]	$109,281	[5]	$100,909	[5]	$58,391	[5]
PL Growth Fund[6]	$38,286		$56,075		$138,136
PL International Large-Cap Fund	$76,449		$121,515		$134,671
PL Real Estate Fund	$29,988		$27,772	[7]	$28,243	[7]
PL Main Street Core Fund	$148,381		$131,077		$110,720
PL Emerging Markets Fund	$158,923		$129,033		$84,290

Fund	3/31/14*	3/31/13*	3/31/12*
PL Managed Bond Fund[8]	$12,631	$3,173	$11,694
PL Inflation Managed Fund	$1,360	$617	$5,240
PL Mid-Cap Equity Fund[9]	$209,180	$257,905	$259,487
PL Short Duration Bond Fund[10]	$3,194	$442	$2,721	[10,11]
PL Precious Metals Fund[1]	$112,991	$94,784	N/A

* Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in fund assets.

1 The PL Strategic Income Fund and PL High Income Fund commenced operations on December 19, 2011. The PL Floating Rate Income Fund commenced operations on June 30, 2011. The PL Global Absolute Return and PL Precious Metals Funds commenced operations on December 7, 2012.

2 Effective May 1, 2014, Alliance Bernstein became the sub-adviser of the Fund. NFJ Investment Group LLC served as the sub-adviser prior to that date.

3 of which $170 was paid to UBS Securities LLC, an affiliate of UBS Global AM, in fiscal year 2012. Effective January 1, 2013, BlackRock became the sub-adviser of the Fund. UBS Global AM served as the sub-adviser prior to that date.

4 of which $97.35, $144.06 and $237 was paid to Morgan Stanley & Co., an affiliate of MSIM, in fiscal years 2014, 2013 and 2012, respectively. For fiscal year 2014, 0.3% of the aggregate brokerage commissions were paid to, and 4.4% of the aggregate dollar amount of transactions involving the payment of commissions was effected through Morgan Stanley & Co. Effective November 1, 2013, Ivy became the sub-adviser of the Fund. MSIM served as the sub-adviser prior to that date.

5 of which $14,528, $13,447.79 and $8,041 was paid to Fred Alger & Company, Incorporated, an affiliate of Fred Alger Management Inc., in fiscal years 2014, 2013 and 2012, respectively. For fiscal year 2014, 13.3% of the aggregate brokerage commissions were paid to, and 13.2% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Fred Alger & Company, Incorporated. Effective May 1, 2014, Lord Abbett became the sub-adviser of the Fund. Fred Alger Asset Management, Inc. served as the sub-adviser prior to that date.

6  Effective May 1, 2013, MFS became the sub-adviser of the Fund. Janus Capital Management LLC served as the sub-adviser prior to that date.

7  of which $0.64 and $481 was paid to Morgan Stanley & Co., an affiliate of MSIM, in fiscal years 2013 and 2012, respectively.

8 Effective August 1, 2014, Western Asset became the co-sub-adviser of the Fund. PIMCO served as the sole-sub-adviser prior to that date.

9  Effective January 1, 2013, Scout became the sub-adviser of the Fund. Lazard Asset Management LLC served as the sub-adviser prior to that date.

10 of which $2,209 was paid to Goldman Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P., for the period April 1, 2011 through June 30, 2011. Effective July 1, 2011, T. Rowe Price became the sub-adviser of the Fund. Goldman Sachs Asset Management, L.P., served as the sub-adviser prior to that date.

11 of which the clearing fees on futures contracts were paid to Goldman Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P., for the period April 1, 2011 through June 30, 2011.

During the fiscal year ended March 31, 2014, the PL Large-Cap Value, PL Comstock, PL Growth, PL International Large-Cap, PL Main Street Core, PL Managed Bond, PL Inflation Managed, PL Short Duration Bond and PL Large-Cap Growth Funds acquired and sold securities of their regular broker-dealers and/or their regular broker-dealers’ parent company.

As of March 31, 2014, each Fund listed below held securities of certain of its regular broker-dealers and/or their regular broker-dealers’ parent company:

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
PL Large-Cap Value Fund	JPMorgan Chase	$15,467
PL Comstock Fund	Bank of America	$5,609
	Citigroup	$12,162
	Goldman Sachs & Co.	$2,879
	JP Morgan Chase & Co	$10,288
	Morgan Stanley	$4,809
PL Growth Fund	Morgan Stanley	$708
PL International Large-Cap Fund	HSBC	$6,410
	UBS	$4,936
PL Main Street Core Fund	Citigroup	$5,934
	JP Morgan Chase	$8,773
PL Managed Bond Fund	Citigroup Global Markets, Inc.	$5,467
	Credit Suisse Securities (USA) LLC	$3,524
	J.P. Morgan Securities LLC	$2,900
	Morgan Stanley & Co. LLC	$3,292
	Wells Fargo Securities, LLC	$658
PL Inflation Managed Fund	Citigroup Global Markets, Inc.	$50
	HSBC Bank USA, N.A.	$1,320
	JP Morgan Chase Bank, N.A.	$256
	Morgan Stanley & Co. LLC	$365

Fund	Regular Broker-Dealers[1]	Value of Securities (in thousands)
PL Short Duration Bond Fund	Bank of America Corp	$1,830
	Barclays Bank PLC	$523
	Citigroup	$235
	Goldman Sachs Group Inc.	$1,799
	HSBC Securities	$557
	JP Morgan Chase & Co.	$1,580
	Morgan Stanley	$2,281

1 “Regular broker-dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by the Trust’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.), are excluded.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, long term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in Managers and investment personnel and reorganizations of Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Funds. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. The trading strategies of the PL Managed Bond Fund generally result in very high and fluctuating turnover rates and changes of approximately 200% in the turnover rates for this Fund is generally not considered significant.

Due to modified criteria for determining effective control of transferred assets, the PL Inflation Managed Fund had a significant decrease in its portfolio turnover rate from fiscal years 2012 to 2013 which should also continue at a lower rate in future years based on this modification. Previously, the Fund’s trading strategy generally resulted in very high and fluctuating turnover rates. The portfolio turnover rate for the PL Strategic Income Fund increased significantly from its fiscal year 2012 rate due to inclusion of only four months of turnover, to its fiscal year 2013 rate, which includes a full year of turnover. The portfolio turnover rate for the PL Strategic Income Fund decreased significantly from its fiscal year 2013 to 2014 due to lower market volatility than the prior fiscal year.

In addition, many of the Funds are Underlying Funds of the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund, and changes to the target allocations of the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of Underlying Funds, may result in the purchase or sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities.

Disclosure of Portfolio Holdings

The Trust may publicly disclose portfolio holdings periodically on the Trust’s website. The website address is www.PacificLife.com/PacificLifeFundsMonthlyHoldings.htm. Unaudited month-end holdings for each Fund are generally posted approximately three to five business days following month-end. There may be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly, but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings may also be included in periodic filings with the SEC.

More current, non-public holdings information is available to certain Trust service providers in order for such providers to fulfill their contractual obligations to the Trust. Such service providers, including (but not limited to) the Adviser, each Manager, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, may receive or have access to non-public portfolio holdings without any lag time. Each of these service providers has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information.

It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust service provider, including the Adviser, a Manager, the Distributor or their affiliates.

In addition to the Adviser and each Manager, the following parties have agreements with the Trust or the Adviser pursuant to which they may receive non-public portfolio holdings information:

Advent Software Inc.	Ibbotson Associates Inc.
Automated Securities Clearance LLC	Institutional Services Inc. (“ISS”)
Barra, LLC	ITG Solutions Network, Inc. (“ITG”)
Bloomberg Finance L.P.	Markit WSO Corporation
BNY Mellon Investment Servicing Trust Company	Paul Hastings LLP
BNY Mellon Investment Servicing (US) Inc.	Pershing LLC
Dechert LLP	R. R. Donnelley
Deloitte & Touche LLP	Russell Implementation Services Inc.
Diligent Board Member Services, Inc.	Securities Class Action Services, LLC
Ernst & Young LLP	State Street Bank and Trust Company
FactSet Research Systems Inc.	Zeno Consulting Group

The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Manager or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Manager may not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.

In addition, when the Trust, the Adviser or Managers purchase and sell securities through broker-dealers, request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Trust, or its duly authorized service providers, may disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.

The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby Managers are asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in the Disclosure of Portfolio Holdings Policy to the contrary, the Trust’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.

The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable Contingent Deferred Sales Charge (“CDSC”). Exchange orders within the Funds are effected at NAV. Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by the Trust or its designee in proper form. However, a Fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of investments from a Fund, in lieu of cash, in accordance with applicable rules.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if:
(i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board. Valuation of investments held by the Funds is discussed in the Prospectuses.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, Inc. (“PSD”), a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter and distributor (“Distributor”) of the continuous offering of each class of the Trust’s shares pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust, which is subject to annual approval by the Trust’s Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of the Trust’s shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class. The Distribution Agreement will continue in effect with respect to each Fund and each class of shares thereof for successive one year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Distribution and/or Service Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust currently offer Class A, B, C, I, P, R and Advisor shares. Although certain Funds may offer multiple classes of shares, not all Funds offer all share classes discussed herein. Certain share classes are limited to eligible investors. Please refer to the Prospectuses for more information on the share classes offered by a particular Fund.

Class A, B, C, I, R and Advisor shares of the applicable Funds are generally offered through firms which are members of FINRA, and which have selling or dealer agreements with the Distributor (each, a “selling group member”).

The Trust has adopted a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of each Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charges and Contingent Deferred Sales Charges

As described in the Prospectus, the Funds are grouped into three categories for determining initial sales charges, which declines as the amount of the purchase reaches defined levels. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A, B and C shares, subject to certain waivers described in the Prospectus.

Category I: PL Portfolio Optimization Funds and PL Diversified Alternatives Fund

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $50,000	5.50%	4.75%
	$50,000 to under $100,000	4.75%	4.00%
	$100,000 to under $250,000	3.75%	3.00%
	$250,000 to under $500,000	3.00%	2.50%
	$500,000 to under $1,000,000	2.10%	1.60%
	$1,000,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets (0.35% of the amount of Class A assets purchased prior to January 1, 2007), out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time. Until December 31, 2006, the Distributor received from the Fund a distribution fee of 0.25% and a service fee of 0.25% pursuant to the prior Class A Distribution and Service Plan (12b-1 Plan), which helped the Distributor recoup a portion of its distribution and service expenses over time.

2 For purchases in which the account value totals $1 million or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category II: PL Income, PL High Income and PL Strategic Income Funds

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	4.25%	3.75%
	$100,000 to under $250,000	3.50%	3.25%
	$250,000 to under $500,000	2.25%	2.00%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Category III: PL Floating Rate Income, PL Limited Duration High Income and PL Short Duration Income Funds

	Maximum Sales Charge (Load)
Class A	Investment	Front-end Charge	Amount Reallowed to Dealers[1]
	Under $100,000	3.00%	2.50%
	$100,000 to under $250,000	2.25%	1.75%
	$250,000 to under $500,000	1.50%	1.25%
	$500,000 and over[2]	0.00%	0.00%[3]

1 The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a service fee from the Fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

2 For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

3 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

For All Applicable Funds

		Contingent Deferred Sales Charge (Load) (CDSC)
Class B	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)[1]	1st	5.00%
		2nd	4.00%
		3rd	4.00%
		4th	3.00%
		5th	2.00%
		6th	2.00%
		7th	1.00%
		8th year and after	0.00%

1 The Distributor will pay selling group members a sales commission out of its own assets of 4% of the amount invested. The Distributor will also pay selling group members a servicing fee (trail commission) out of its own assets of 0.25% of the Class B assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class B assets from the Fund pursuant to the Class B Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

		Contingent Deferred Sales Charge (Load) (CDSC)
Class C	Maximum Sales Charge (Load)	Years After Purchase:	CDSC on Shares Being Sold:
	No initial sales charge (load)[1]	1st	1.00%

1 The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested. The Distributor will also pay selling group members a servicing fee (trail commission) out of its own assets of 1.0% of the Class C assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class C assets from the Fund pursuant to the Class C Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Class I	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Class R	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end commission. The Distributor will pay selling group members a sales commission and servicing fee in an annual trail commission of 0.50% of the amount invested, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between the Distributor and the selling group member. The Distributor receives a distribution fee of 0.25% and a service fee of 0.25% of Class R assets from the Fund pursuant to the Class R Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Advisor Class	Maximum Sales Charge (Load)	Contingent Deferred Sales Charge (Load) (CDSC)
	No initial sales charge (load)[1]	None

1 There is no front-end or trail commission.

Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the applicable sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A, B or C shares for certain classes of individuals or entities on account of (i) the fact that the Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the fiscal years ended March 31, 2014, 2013 and 2012, the Distributor received and retained, as applicable, the following amounts in sales charges1 in connection with the sale of shares:

Fund/Fiscal Year End	Class A Sales Charges[2] Before Dealer Re-Allowance	Class A Sales Charges Retained	Class A Deferred Sales Charges	Class B Deferred Sales Charges	Class C Deferred Sales Charges
March 31, 2014
PL Portfolio Optimization Conservative Fund	$1,443,418	$131,456	$14,146	$77,432	$30,672
PL Portfolio Optimization Moderate-Conservative Fund	$2,635,306	$348,091	$—	$97,790	$29,885
PL Portfolio Optimization Moderate Fund	$7,590,253	$1,094,997	$480	$213,181	$56,454
PL Portfolio Optimization Moderate-Aggressive Fund	$5,013,422	$766,321	$694	$147,722	$28,957
PL Portfolio Optimization Aggressive Fund	$1,291,617	$192,850	$—	$45,552	$13,149
PL Short Duration Income Fund	$371,914	$—	$10,164	$—	$9,348
PL Income Fund	$474,899	$—	$18,570	$—	$46,751
PL Strategic Income Fund	$334,206	$8,364	$12,800	$—	$6,624
PL Floating Rate Income	$1,332,946	$—	$59,731	$—	$56,539
PL High Income Fund	$73,992	$4,515	$2,434	$—	$969
PL Limited Duration High Income Fund	$70,299	$—	$—	$—	$50
March 31, 2013
PL Portfolio Optimization Conservative Fund	$2,677,284	$351,159	$3,547	$77,837	$37,953
PL Portfolio Optimization Moderate-Conservative Fund	$3,187,706	$437,821	$468	$103,178	$21,775
PL Portfolio Optimization Moderate Fund	$7,317,123	$1,080,997	$5,000	$243,254	$45,626
PL Portfolio Optimization Moderate-Aggressive Fund	$4,180,535	$598,385	$5,095	$184,806	$27,047
PL Portfolio Optimization Aggressive Fund	$1,109,146	$156,307	$9,923	$70,580	$9,944
PL Short Duration Income Fund	$146,624	$—	$—	$—	$962
PL Income Fund	$2,096,648	$—	$32,023	$—	$53,708
PL Strategic Income Fund	$237,342	$—	$—	$—	$572
PL Floating Rate Income	$646,224	$—	$18,571	$—	$7,959
PL High Income Fund	$45,463	$3,447	$—	$—	$442
March 31, 2012
PL Portfolio Optimization Conservative Fund	$2,440,933	$227,700	$372	$64,139	$49,988
PL Portfolio Optimization Moderate-Conservative Fund	$2,976,595	$432,354	$436	$89,474	$32,431
PL Portfolio Optimization Moderate Fund	$7,463,195	$992,745	$2,251	$242,942	$76,734
PL Portfolio Optimization Moderate-Aggressive Fund	$4,581,981	$656,248	$—	$216,887	$40,475
PL Portfolio Optimization Aggressive Fund	$1,139,002	$166,682	$—	$69,993	$13,287
PL Income Fund	$2,160,658	$—	$3,212	$—	$11,053
PL Floating Rate Income[3]	$66,864	$—	$—	$—	$250

1 Class I and Class R shares are available without a sales charge.

2 Includes up-front sales charges on Class A share sales only.

3 Class A and C shares of the PL Floating Rate Income Fund commenced operations on December 31, 2011.

Distribution and/or Servicing Plans for Class A, B, C and R Shares

Class A, B, C, I, R and Advisor shares (collectively, the “Shares”) of the applicable Funds are offered through selling group members that are members of FINRA that have selling agreements with the Distributor. Class P shares are offered through the

Fund’s Distributor and are only available for investment by the PL Portfolio Optimization Funds, PL Diversified Alternatives Fund and PLFA and certain of its affiliates. Class I, Class P and Advisor Class shares do not charge service or distribution fees.

Pursuant to separate Distribution and Service Plans for Class B, C and R shares and the Service Plan for Class A shares (together the “Plans”), in connection with the distribution of Shares of the Trust and in connection with services rendered to the shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B and C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class R shares, the Distributor will pay dealers an annual trail commission of 0.50% of the amount invested. Pursuant to the Distribution Agreement with the Trust, with respect to each Fund’s Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Plans (other than the Service Plan for Class A shares) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses. The distribution fees applicable to the Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Fund, may be spent by the Distributor on personal services rendered to shareholders of the Fund and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about the Trust and their accounts), who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by the Shares of any Fund may indirectly support sales and servicing efforts relating to other Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of the Funds’ shares, and allocates other expenses to each Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A1	0.25%	0.00%
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class I and Class P2	0.00%	0.00%
Class R	0.25%	0.25%
Advisor Class[2]	0.00%	0.00%

1 Class A shares have a 0.25% non 12b-1 service fee with no distribution fee.

2 Class I, P and Advisor Class shares do not charge service or distribution fees.

In addition, the Distributor may from time to time pay marketing support or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of the Funds. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Trust, PLFA or its affiliates (including the Distributor) may also pay selling group members and other intermediaries for transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Funds, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Independent Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Independent Trustees.

The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

If a Plan is terminated (or not renewed) with respect to one or more Funds or classes of shares, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

For the fiscal year ended March 31, 2014, the Trust paid the Distributor $6,268,244 pursuant to the Class A Service Plan.

The dollar amounts and the manner in which 12b-1 amounts paid by each Fund were spent, were as follows:

	For the fiscal year ended 3/31/14
Fund	Class B	Class C	Class R
PL Portfolio Optimization Conservative Fund[1]
(i) allocation of administrative and overhead expenses	$80,207	$6,208	$432
(ii) printing and mailing of sales material to prospective shareholders	$1,717	$19,437	$812
(iii) compensation to broker-dealers	$329,884	$2,159,941	$55,853
(iv) printing and mailing of prospectuses to other than current shareholders	$188	$2,058	$89
PL Portfolio Optimization Moderate-Conservative Fund[1]
(i) allocation of administrative and overhead expenses	$99,647	$6,061	$257
(ii) printing and mailing of sales material to prospective shareholders	$2,134	$18,980	$482
(iii) compensation to broker-dealers	$409,844	$2,109,094	$33,162
(iv) printing and mailing of prospectuses to other than current shareholders	$234	$2,010	$53
PL Portfolio Optimization Moderate Fund[1]
(i) allocation of administrative and overhead expenses	$285,514	$14,444	$1,139
(ii) printing and mailing of sales material to prospective shareholders	$6,113	$45,225	$2,136
(iii) compensation to broker-dealers	$1,174,305	$5,025,605	$147,015
(iv) printing and mailing of prospectuses to other than current shareholders	$671	$4,789	$234

	For the fiscal year ended 3/31/14
Fund	Class B	Class C	Class R
PL Portfolio Optimization Moderate-Aggressive Fund[1]
(i) allocation of administrative and overhead expenses	$219,008	$9,466	$745
(ii) printing and mailing of sales material to prospective shareholders	$4,689	$29,642	$1,398
(iii) compensation to broker-dealers	$900,766	$3,293,893	$96,202
(iv) printing and mailing of prospectuses to other than current shareholders	$514	$3,139	$153
PL Portfolio Optimization Aggressive Fund[1]
(i) allocation of administrative and overhead expenses	$68,740	$2,580	$293
(ii) printing and mailing of sales material to prospective shareholders	$1,472	$8,077	$550
(iii) compensation to broker-dealers	$282,724	$897,590	$37,841
(iv) printing and mailing of prospectuses to other than current shareholders	$161	$855	$60
PL Short Duration Income Fund
(i) allocation of administrative and overhead expenses	N/A	$526	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$1,649	N/A
(iii) compensation to broker-dealers	N/A	$183,218	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$175	N/A
PL Income Fund
(i) allocation of administrative and overhead expenses	N/A	$3,964	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$12,415	N/A
(iii) compensation to broker-dealers	N/A	$1,379,565	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$1,315	N/A
PL Strategic Income Fund
(i) allocation of administrative and overhead expenses	N/A	$409	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$1,278	N/A
(iii) compensation to broker-dealers	N/A	$142,046	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$135	N/A
PL Floating Rate Income Fund
(i) allocation of administrative and overhead expenses	N/A	$4,312	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$13,502	N/A
(iii) compensation to broker-dealers	N/A	$1,500,362	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$1,430	N/A
PL Limited Duration High Income Fund
(i) allocation of administrative and overhead expenses	N/A	$16	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$49	N/A
(iii) compensation to broker-dealers	N/A	$5,450	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$5	N/A
PL High Income Fund
(i) allocation of administrative and overhead expenses	N/A	$101	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$319	N/A
(iii) compensation to broker-dealers	N/A	$35,400	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$34	N/A
PL Diversified Alternatives Fund
(i) allocation of administrative and overhead expenses	N/A	$—	N/A
(ii) printing and mailing of sales material to prospective shareholders	N/A	$—	N/A
(iii) compensation to broker-dealers	N/A	$—	N/A
(iv) printing and mailing of prospectuses to other than current shareholders	N/A	$25	N/A

1 Since all share classes of the PL Portfolio Optimization Funds invest in Class P (previously Class A shares) shares of the Underlying Funds, the applicable 12b-1 distribution and/or service fee for the PL Portfolio Optimization Funds was reduced to avoid duplication of fees. A pro rata portion of the distribution and servicing fee revenues from the Underlying Funds was used to compensate the Distributor for its distribution and servicing expenses associated with the PL Portfolio Optimization Funds. The Class A shares of the Underlying Funds were converted to Class P shares effective July 1, 2010. The Class P shares do not charge service or distribution fees.

The Trustees believe that the Plans will provide benefits to the Trust. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although the Trust’s expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of the Funds, and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with PLFA and Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by Pacific Life or the Funds’ transfer agent and/or sub-administrator (“Service Providers”) directly to Fund shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life or the Funds’ Service Providers normally would perform, out of their own resources.

Distribution and Servicing Arrangements

The following is additional information relating to revenue sharing payments discussed in the “Distribution and Servicing Arrangements” section of the Prospectuses.

As of March 31, 2014, the following firms have arrangements in effect with the Distributor pursuant to which the firm may be entitled to receive a revenue sharing payment: Ameriprise Financial Services, Inc., BBVA Compass Investment Solutions, Inc., BancWest Investment Services, Inc., CCO Investment Services Corp., Cetera Advisors, Cetera Advisor Networks, Cetera Financial Institutions, Cetera Financial Specialists, Citigroup Global Markets Inc., CUNA Brokerage Services, Inc., Cuso Financial Services LP, Essex National Securities, Inc., Fifth Third Securities, Inc., First Allied Securities, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Independent Financial Group, ING Financial Partners, Inc., Investa Corp Inc., Invest Financial Corporation, Investment Centers of America, Inc., Investment Professionals Inc., Jacques Financial LLC, JP Morgan Securities LLC, Key Investment Services LLC, Legend Equities Corporation, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., LPL Financial Corporation, Merrill Lynch, Pierce, Fenner and Smith Incorporated, Morgan Stanley Smith Barney, LLC, National Planning Corporation, NEXT Financial Group, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Royal Alliance Associates, Inc., SagePoint Financial Inc., Securities America, SII Investments, Inc., Signator Financial Services Inc., Signator Investors, Inc., Sorrento Pacific Financial, LLC, Stifel Nicolaus & Company, Suntrust Investment Services Inc., Transamerical Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services, Inc., United Planners’ Financial Services of America, Wells Fargo Advisors LLC, Wells Fargo Advisors Financial Network, US Bancorp Investments, Inc., Wescom Financial Services, Inc. and Woodbury Financial Services, Inc.

As of March 31, 2014, the following firms, which in some cases are broker-dealers, have arrangements in effect with the Distributor and its affiliates to receive payments for administrative and shareholder services provided to certain employer-sponsored retirement, savings or benefit plans: Alerus Financial, N.A., Ascensus, Inc., Charles Schwab Trust Company, Inc., CUNA Mutual Retirement Solutions, Dailyaccess Corporation, Digital Retirement Solutions, Inc., Dyatech, LLC, ExpertPlan, Inc. an Ascensus Company, GWFS Equities, Inc., Mid Atlantic Capital Corporation, MSCS Financial Services, LLC, Nationwide Financial Services, Inc., Newport Retirement Services, Inc., Plan Administrators, Inc., Reliance Trust Company-Atlanta, Georgia, Retirement Plan Company, SEI Private Trust Company, Standard Retirement Services, Inc., TD Ameritrade Trust Company, Union Bank of California, N.A., Wells Fargo Bank, NA and Wilmington Trust Company.

In addition to the revenue sharing payments discussed in the Prospectuses and above, the Distributor or an affiliate may pay expense allowances and reimbursements, and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor may also make payments to certain firms that sell shares of the funds in connection with client maintenance support, statement preparation and transaction processing. The types of payments the Distributor may make include, among others, payment of ticket charges per purchase or exchange orders placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or payments for ancillary services such as setting up funds on a firm’s mutual fund trading system. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

The Distributor or its affiliates may provide financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. The Distributor may make payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated of uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

Portfolio managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PLFA, Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Funds of the Trust and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of PLFA, Pacific Life or the Distributor, officers and Trustees of the Trust, and spouses/guests of the foregoing. The Trust’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Trust pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PLFA, Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by PLFA, Pacific Life and/or Fund Managers.

Purchases, Redemptions and Exchanges

Purchases, exchanges, and redemptions of Class A, B, C, I, R, Advisor and P shares are discussed in the applicable Prospectuses and that information is incorporated herein by reference.

The Fund adopted a policy with respect to limitations on exchanges which is discussed in the Prospectuses.

Shares of any Fund may be redeemed on any day the Trust is open for business upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, the Trust has the right to take up to seven days to pay redemption proceeds. The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of PLFA or its affiliates may purchase shares of the Fund. To avoid the imposition of duplicative fees, PLFA may be required to make adjustments in the management fees charged separately by PLFA to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

As described in the Prospectuses, a shareholder may exchange shares of a Fund for shares of the same class of any other available Fund without paying any additional sales charge. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of an available Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another available Fund, the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund.

With respect to Class B or C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. For additional information regarding exchanges and permitted exchanges, please see the Prospectuses.

The Underlying Funds offer Class P shares, which are sold at NAV, and are only available for investment by the PL Portfolio Optimization Funds, PL Diversified Alternatives Fund and PLFA and certain of its affiliates.

Orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

Class A shares of a Fund held by or through eligible financial intermediaries may be converted to Advisor Class shares of the same Fund. To be eligible for such a conversion, the financial intermediary must: (1) initiate the conversion; (2) notify the Distributor or the Fund in advance of the conversion to coordinate implementation; (3) hold shares on behalf of investors who meet all eligibility requirements for Advisor Class shares as described in the applicable Prospectuses and this SAI; (4) structure the conversion as a, non-taxable conversion; (5) provide a written certification to the Distributor that the financial intermediary meets all eligibility requirements for the conversion, and any other requirements related to the conversion that the Distributor may request; and (6) provide such additional information as may be requested by the Distributor or Fund. Orders for conversions accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for conversions accepted after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day. Once an approved financial intermediary has completed an initial conversion of accounts pursuant to this process, that financial intermediary may subsequently convert additional accounts. Shareholders should consult their tax advisers regarding any federal, state and other tax consequences of a conversion.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Trust. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Fund’s prospectus and statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to close an account and redeem shares if the account does not have a value of at least the minimum initial investment. The Prospectuses may set different minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

The Distributor may have an agreement with certain financial intermediaries (“Intermediary”) that permits the Intermediary to accept orders on behalf of the Trust in accordance with the Prospectuses (“Proper Form”), currently prior to the close of the NYSE, which usually closes at 4:00 p.m. Eastern time. Such agreement may include authorization for the Intermediary to designate other financial intermediaries (“Sub-Designees”) to accept orders on behalf of the Trust on the same terms that apply to the Intermediary (each an “Authorized Agent”). If the Intermediary or, if applicable, its Sub-Designee, receives an order in Proper Form, and such order is transmitted to the Trust in accordance with the agreement between the Distributor and the Intermediary, then the Trust will price the order at the Fund’s next net asset value calculated after such Intermediary or, if applicable, its Sub-Designee, received such order.

PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of some or all of the classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund, or for other periods as permissable under applicable regulation, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1 and servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Fund’s advertisements may also show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Trust may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. The Trust may, from time to time, include the yield and total return for each class of shares of all of the Funds in advertisements or information furnished to shareholders or prospective investors. Each Fund may from time to time include in advertisements the ranking of the Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services or other firms as having the same investment goals. Information provided to any newspaper or similar listing of a Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Performance information for a Fund may be compared in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on current or recent costs of college and an assumed rate of increase for such costs.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in equities, debt and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of equities, debt and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar and Lipper. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Trust. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To be taxed as a RIC, each Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year an amount at least equal to the sum of, (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares; any amounts distributed in excess of such basis will be taxable to the shareholder in the same manner as a sale or exchange of such shares.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a RIC in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid from a Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will generally not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund may be eligible for the corporate dividends received deduction to the extent derived from dividends received by a Fund from domestic corporation and assuming certain holding period requirements are satisfied. Because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will generally not derive significant amounts of qualified dividend income that would be eligible for the corporate dividends received deduction. Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts on long-term capital gains and on certain qualified dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualified dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which certain Funds invest do not pay significant dividends on their stock, such Funds will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The PL Portfolio Optimization Fund and/or the PL Diversified Alternatives Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which such PL Portfolio Optimization Fund and/or the PL Diversified Alternatives Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of a PL Portfolio Optimization Fund and/or the PL Diversified Alternatives Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the PL Portfolio Optimization Fund and/or the PL Diversified Alternatives Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund-of-funds structure by the PL Portfolio Optimization Funds and/or the PL Diversified Alternatives Fund could therefore affect the amount, timing and character of distributions to shareholders. It is expected that the PL Portfolio Optimization Funds and/or the PL Diversified Alternatives Fund will be able to pass through to the extent passed through from the Underlying Funds, the ability to claim foreign tax credits or deductions, and such Funds may also be eligible to pass-through any potential benefit from income from certain federal obligations (that may be exempt from state tax).

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares before January 31 of the calendar year following the calendar year in which the original stock was disposed of at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Due to recent legislation, each Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

Each Fund may be required to withhold tax at the current rate of 28% from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to each Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “Section 1256 contracts.” Any gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Debt Obligations at Risk of Default

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a RIC.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a RIC may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or at least 50% of the value of a Funds total assets at the close of each quarter of its taxable year is represented by interests in other RICs a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends.” Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by a beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will generally not be subject to withholding of U.S. federal income tax.

Dividends with respect to taxable years of a Fund beginning before January 1, 2014 (or a later date if extended by the U.S. Congress) that are properly reported by a Fund as interest-related dividends or short-term capital gain dividends attributable to certain U.S. source interest or short-term capital gains received by a Fund may not be subject to U.S. federal income tax when received by certain foreign shareholders, provided the Fund properly reports such amounts and certain conditions are met. However, it is not anticipated that a substantial portion of the income and gains of the Funds will be eligible for this potential exemption from withholding. Additionally, depending on the circumstances, a Fund may designate all, some or none of such Fund’s potentially eligible dividends as eligible for this potential exemption.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a trade or business in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

Effective July 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If the Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule will apply to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity.”

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will generally be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

An investor may establish an individual retirement account (“IRA”) to invest in the Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Limited non-deductible contributions may be made to a Coverdell Education Savings Account (“ESA”) (formerly known as an Education IRA). To the extent that distributions from an ESA do not exceed a beneficiary’s “qualified higher education expenses,” they are not taxable. Shareholders may only establish a Roth IRA or an ESA if they are below certain maximum income levels.

For more information about an IRA account, contact the Trust’s customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

Under an Administration and Shareholder Services Agreement with the Fund (“Administration Agreement”), Pacific Life (the “Administrator”), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder services and support services for the Funds. These services include, but are not limited to, services necessary to organize the Trust and permit the Trust to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the portfolio managers, the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds; including valuation of the Funds, maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Funds’ affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee based on the average daily net assets of the Fund at an annual rate of 0.30% for Class A, Class C and Advisor shares of the PL Short Duration Income, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income and PL High Income Funds and 0.15% for the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund, Underlying Funds and Class I Shares of the PL Short Duration Income, PL Income, PL Strategic Income, PL Floating Rate Income, PL Limited Duration High Income and PL High Income Funds. In addition, the Funds will compensate Pacific Life and PLFA, on an approximate cost basis, for legal, accounting and compliance personnel of Pacific Life and PLFA, including individuals who may be officers or trustees of the Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds (“Support Services”). It is not intended that Pacific Life and PLFA will profit from these Support Services.

The Trust paid or owed to Pacific Life and/or PLFA $1,436,606, $1,126,121 and $911,309, for Support Services during the fiscal years ended 2014, 2013 and 2012, respectively. Although these amounts were charged for these periods, the amounts may have been reimbursed in whole or in part under the applicable expense caps in place for those periods.

The chart below reflects the amounts the Administrator was paid by each Fund for the fiscal year ended:

Fund	3/31/14[1]	3/31/13[1]		3/31/12[1]
PL Portfolio Optimization Conservative Fund	$737,094		$676,662	$484,694
PL Portfolio Optimization Moderate-Conservative Fund	$808,196		$647,685	$484,245
PL Portfolio Optimization Moderate Fund	$2,157,917		$1,669,838	$1,322,984
PL Portfolio Optimization Moderate-Aggressive Fund	$1,448,785		$1,147,568	$980,538
PL Portfolio Optimization Aggressive Fund	$424,131		$354,198	$329,095
PL Short Duration Income Fund[2]	$196,689		$46,948	$4,412
PL Income Fund	$1,503,041		$1,445,725	$419,160
PL Strategic Income Fund[2]	$143,614		$54,963	$6,868
PL Floating Rate Income Fund[3]	$1,980,488		$268,233	$44,434
PL Limited Duration High Income Fund[4]	$33,325		N/A	N/A
PL High Income Fund[2]	$40,828		$18,624	$3,132
PL Diversified Alternatives Fund[5]	$750	$	N/A	N/A
PL Small-Cap Value Fund	$203,403		$156,798	$116,869
PL Emerging Markets Debt Fund[6]	$160,402		$94,153	N/A
PL Large-Cap Growth Fund	$240,749		$193,072	$161,578
PL Large-Cap Value Fund	$527,050		$452,600	$351,252
PL Floating Rate Loan Fund	$177,460		$157,393	$142,951
PL Global Absolute Return Fund[5]	$276,321		$76,389	N/A
PL Comstock Fund	$429,036		$361,788	$270,716

Fund	3/31/14[1]	3/31/13[1]	3/31/12[1]
PL Mid-Cap Growth Fund	$114,541	$92,125	$95,012
PL International Value Fund	$251,710	$206,905	$147,533
PL Small-Cap Growth Fund	$84,635	$63,841	$49,042
PL Currency Strategies Fund[5]	$195,054	$53,674	N/A
PL Growth Fund	$111,203	$87,331	$158,623
PL International Large-Cap Fund	$334,928	$305,864	$248,610
PL Real Estate Fund	$96,235	$82,032	$68,944
PL Main Street Core Fund	$353,588	$300,470	$251,791
PL Emerging Markets Fund	$198,109	$150,086	$107,448
PL Managed Bond Fund	$875,791	$813,680	$629,411
PL Inflation Managed Fund	$253,507	$303,368	$380,313
PL Mid-Cap Equity Fund	$232,344	$205,106	$216,299
PL Short Duration Bond Fund	$346,060	$308,539	$200,849
PL Precious Metals Fund[5]	$114,359	$29,527	N/A

1 The amounts in this chart do not reflect any fee waivers and/or expense reimbursements/reductions.

2 The PL Short Duration Income, PL Strategic Income and PL High Income Funds commenced operations on December 19, 2011.

3 The PL Floating Rate Income Fund commenced operations on June 30, 2011.

4 The PL Limited Duration High Income Fund commenced operations on July 31, 2013.

5 The PL Diversified Alternatives Fund commenced operations on December 31, 2013. The PL Global Absolute Return, PL Currency Strategies and PL Precious Metals Funds commenced operations on December 7, 2012.

6 The PL Emerging Markets Debt Fund commenced operations on June 29, 2012.

Under the Administration Agreement, the Trust bears all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by the Funds, include, but are not limited to: organizational expenses and expenses of maintaining the Trust’s legal existence, costs of services of independent registered public accounting firm (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Trust’s registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Trust’s regulatory compliance program; costs of any services contracted for by the Funds directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operations; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, Trustee or employee of the Trust (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Trust’s registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of the Funds’ tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing each Funds’ NAV.

Under a Sub-Administration and Accounting Services Agreement (“Sub-Administration Agreement”) among the Trust, the Administrator, and BNY Mellon Investment Servicing (US) Inc. (“BNY”), 4400 Computer Drive, Westborough, MA 01581, BNY performs certain administrative and accounting services for the Trust. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting the Funds and their managers with compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, BNY prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Funds. The Administrator is responsible for compensating BNY for the services it provides under the Sub-Administration Agreement, except that the Fund is responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

BNY serves as the transfer agent, registrar and dividend disbursing agent of the Trust pursuant to a Transfer Agency Services Agreement among the Trust, BNY, and Pacific Life (the “Transfer Agency Agreement”). Under the Transfer Agency Agreement, BNY, among other things, effects shares issuances and redemptions, maintains the Trust’s share register, prepares and certifies shareholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for the Trust. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between the Trust and Pacific Life by a separate agreement between those two parties, and the Trust compensates BNY for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of the Trust and have authorized such activity.

Pursuant to a Custodian Services Agreement entered into between the Trust and The Bank of New York Mellon (“BNY Mellon”), BNY Mellon provides asset custody services including safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Trust’s investments, and maintaining the required books and accounts in connection with such activity. BNY Mellon will place and maintain foreign assets of the Trust in the care of eligible foreign custodians determined by BNY Mellon and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. The Trust is responsible for compensating BNY Mellon for the services it provides under the Custodian Services Agreement.

The Trust’s securities that are held directly in Russia are held at the local registrar in the nominee name of BNY Mellon’s local subcustodian bank who maintains a segregated account in the name of the Underlying Fund. Currently, it is unclear whether Russian law will recognize the Trust or its Underlying Funds as the beneficial owner of the securities and as a result the Trust’s ability to exercise certain legal rights and carry out certain obligations may be limited.

Capitalization

The Trust is a Delaware statutory (formerly business) trust established under a Declaration of Trust dated May 21, 2001. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment goals and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.

Shareholder and Trustee Liability

Under the Trust’s organizational documents, shareholders may not be held personally liable for the liabilities and obligations of any Fund or the Trust. A shareholder of any Fund held to be personally liable solely by reason of being a shareholder of such Fund and not because of his or her acts or omissions or for some other reason, shall be held harmless and indemnified out of the applicable Fund’s assets for all loss and expense arising from such liability.

In addition, the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

Generally, a shareholder who owns more than 25% of the outstanding shares of a Fund could be deemed to “control” the voting securities of the particular Fund, as such term is defined in the 1940 Act.

With respect to the Underlying Funds. Because the Underlying Funds are only available for investment by the PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund (and PLFA and certain of its affiliates), any PL Portfolio Optimization Fund or PL Diversified Alternatives Fund owning more than 25% of an Underlying Fund (or Class P shares of the Underlying Fund, to the extent the Underlying Fund offers share classes other than Class P shares) could be deemed to control the voting securities of the particular Underlying Fund (or Class P shares of the Underlying Fund, to the extent the Underlying Fund offers share classes other than Class P shares). However, each of the PL Portfolio Optimization Funds and the PL Diversified Alternatives Fund would exercise voting rights attributable to any shares of an Underlying Fund owned by it in accordance with the proxy voting policies established by the Fund. See the “How Shares will be voted by the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information.

As of July 1, 2014, to the best of the Trust’s knowledge, the list below reflects the entities or persons that owned, of record or beneficially, 5% or more (principal holders) and 25% or more (control owners) of any class of shares of a Fund. With the exception of Pacific Life Insurance Company, the PL Portfolio Optimization Funds and the PL Diversified Alternatives Funds (address: 700 Newport Center Drive, Newport Beach, CA 92660), each shareholder’s address is c/o BNY Mellon Investment Servicing Trust Company, 4400 Computer Drive, Westborough, MA 01581. Unless otherwise indicated with an asterisk (*), the ownership percentages listed below represent record ownership (held as nominee on behalf of record owners, such as for custody or omnibus accounts) rather than beneficial ownership.

Fund Name	Class	Name	Ownership Percentage
PL Comstock Fund	P	PL Portfolio Optimization Moderate Fund	41.38%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	31.51%
	P	PL Portfolio Optimization Moderate-Conservative Fund	11.54%
	P	PL Portfolio Optimization Aggressive Fund	9.11%
	P	PL Portfolio Optimization Conservative Fund	6.46%
PL Currency Strategies Fund	P	PL Portfolio Optimization Moderate Fund	42.60%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	29.03%
	P	PL Portfolio Optimization Moderate-Conservative Fund	11.03%
	P	PL Portfolio Optimization Aggressive Fund	8.76%
	P	PL Portfolio Optimization Conservative Fund	8.25%
PL Diversified Alternatives Fund	A	Pacific Life Insurance Company	100.00%
	C	Pacific Life Insurance Company	100.00%
	Advisor	Pacific Life Insurance Company	100.00%
PL Emerging Markets Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	40.06%
	P	PL Portfolio Optimization Moderate Fund	39.54%
	P	PL Portfolio Optimization Aggressive Fund	13.75%
	P	PL Portfolio Optimization Moderate-Conservative Fund	6.55%
PL Emerging Markets Debt Fund	P	PL Portfolio Optimization Moderate Fund	45.80%
	P	PL Portfolio Optimization Conservative Fund	19.64%
	P	PL Portfolio Optimization Moderate-Conservative Fund	19.27%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	15.11%
PL Floating Rate Income Fund	A	UBS WM USA	18.11%
	A	National Financial Services LLC	14.07%
	A	Pershing LLC	10.78%
	A	Charles Schwab & Co Inc.	9.50%
	A	LPL Financial	7.28%
	A	Edward D. Jones and Co.	5.57%
	C	Pershing LLC	16.05%
	C	Raymond James	13.48%
	C	LPL Financial	10.19%
	C	National Financial Services LLC	8.08%
	C	UBS WM USA	5.88%
	I	Mitra & Co	26.38%
	I	National Financial Services LLC	19.00%
	I	Charles Schwab & Co Inc.	15.72%
	I	Sheet Metal Workers Local #98	6.38%
	I	Saxon & Co.	5.03%
	P	PL Diversified Alternatives Fund	100.00%
	Advisor	National Financial Services LLC	22.69%
	Advisor	Pershing LLC	11.83%
PL Floating Rate Loan Fund	P	PL Portfolio Optimization Moderate Fund	49.46%
	P	PL Portfolio Optimization Moderate-Conservative Fund	28.06%
	P	PL Portfolio Optimization Conservative Fund	22.48%

Fund Name	Class	Name	Ownership Percentage
PL Global Absolute Return Fund	P	Pl Portfolio Optimization Moderate Fund	38.13%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	25.92%
	P	PL Portfolio Optimization Moderate-Conservative Fund	15.98%
	P	PL Portfolio Optimization Conservative Fund	12.09%
	P	PL Portfolio Optimization Aggressive Fund	7.64%
PL Growth Fund	P	PL Portfolio Optimization Moderate Fund	42.70%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	29.42%
	P	PL Portfolio Optimization Aggressive Fund	11.72%
	P	PL Portfolio Optimization Moderate-Conservative Fund	11.66%
PL High Income Fund	A	Pershing LLC	21.31%
	A	LPL Financial	17.52%
	A	Raymond James	11.51%
	A	Edward D. Jones and Co.	9.64%
	A	UBS WM USA	6.45%
	C	Pershing LLC	28.09%
	C	LPL Financial	9.88%
	C	Raymond James	6.66%
	C	National Financial Services LLC	6.55%
	C	Edward D. Jones and Co.	6.37%
	I	Pacific Life Insurance Company	97.53%
	Advisor	Pershing LLC	36.36%
	Advisor	LPL Financial	23.21%
PL Income Fund	A	LPL Financial	16.07%
	A	UBS WM USA	14.35%
	A	Pershing LLC	13.57%
	A	National Financial Services LLC	9.20%
	A	Edward D. Jones and Co.	7.86%
	A	Raymond James	6.24%
	A	Charles Schwab & Co Inc.	5.50%
	C	Pershing LLC	13.48%
	C	Raymond James	12.71%
	C	National Financial Services LLC	7.82%
	C	LPL Financial	6.94%
	I	Jason Robert Rosiak and Jamie Heather Rosiak*	25.18%
	I	National Financial Services LLC	20.44%
	I	Paul John Croxton and Valerie Lynn Croxton TTEES*	9.97%
	I	Anthony Lonia and Jeanette W Lonia*	5.91%
	Advisor	Pershing LLC	15.00%
	Advisor	National Financial Services LLC	13.53%
PL Inflation Managed Fund	P	PL Portfolio Optimization Moderate Fund	39.95%
	P	PL Portfolio Optimization Moderate-Conservative Fund	22.73%
	P	PL Portfolio Optimization Conservative Fund	21.12%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	16.15%

Fund Name	Class	Name	Ownership Percentage
PL International Large-Cap Fund	P	PL Portfolio Optimization Moderate Fund	39.79%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	34.80%
	P	PL Portfolio Optimization Aggressive Fund	11.43%
	P	PL Portfolio Optimization Moderate-Conservative Fund	9.45%
PL International Value Fund	P	PL Portfolio Optimization Moderate Fund	38.38%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	37.18%
	P	PL Portfolio Optimization Aggressive Fund	11.33%
	P	PL Portfolio Optimization Moderate-Conservative Fund	9.36%
PL Large-Cap Growth Fund	P	PL Portfolio Optimization Moderate Fund	39.01%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	32.13%
	P	PL Portfolio Optimization Moderate-Conservative Fund	12.17%
	P	PL Portfolio Optimization Aggressive Fund	10.74%
	P	PL Portfolio Optimization Conservative Fund	5.95%
PL Large-Cap Value Fund	P	PL Portfolio Optimization Moderate Fund	41.20%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	31.42%
	P	PL Portfolio Optimization Moderate-Conservative Fund	12.28%
	P	PL Portfolio Optimization Aggressive Fund	8.94%
	P	PL Portfolio Optimization Conservative Fund	6.16%
PL Limited Duration High Income Fund	A	LPL Financial	18.99%
	A	U.S. Bancorp Investments Inc.	17.25%
	A	U.S. Bancorp Investments Inc.	8.01%
	A	Pershing LLC	5.30%
	A	U.S. Bancorp Investments Inc.	5.16%
	A	National Financial Services LLC	5.14%
	C	Pershing LLC	28.36%
	C	National Financial Services LLC	20.38%
	I	Pacific Life Insurance Company	98.99%
	Advisor	Pershing LLC	48.18%
	Advisor	LPL Financial	41.82%
PL Main Street Core Fund	P	PL Portfolio Optimization Moderate Fund	38.86%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	35.49%
	P	PL Portfolio Optimization Moderate-Conservative Fund	11.68%
	P	PL Portfolio Optimization Aggressive Fund	10.88%
PL Managed Bond Fund	P	PL Portfolio Optimization Moderate Fund	38.79%
	P	PL Portfolio Optimization Conservative Fund	25.12%
	P	PL Portfolio Optimization Moderate-Conservative Fund	20.31%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	14.49%
PL Mid-Cap Equity Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	38.51%
	P	PL Portfolio Optimization Moderate Fund	37.39%
	P	PL Portfolio Optimization Aggressive Fund	12.05%
	P	PL Portfolio Optimization Moderate-Conservative Fund	7.22%

Fund Name	Class	Name	Ownership Percentage
PL Mid-Cap Growth Fund	P	PL Portfolio Optimization Moderate Fund	40.62%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	33.98%
	P	PL Portfolio Optimization Aggressive Fund	12.30%
	P	PL Portfolio Optimization Moderate-Conservative Fund	7.96%
	P	PL Portfolio Optimization Conservative Fund	5.14%
PL Portfolio Optimization Aggressive	A	Pershing LLC	12.12%
Fund	A	Charles Schwab & Co Inc.	9.85%
	A	National Financial Services LLC	8.51%
	A	Edward D. Jones and Co.	8.09%
	B	Pershing LLC	11.69%
	B	National Financial Services LLC	10.67%
	B	Edward D. Jones and Co.	6.00%
	C	Raymond James	7.92%
	C	Pershing LLC	7.59%
	C	National Financial Services LLC	6.39%
	C	LPL Financial	6.03%
	R	Great-West Trust Company LLC	11.39%
	R	MG Trust Company	6.98%
	Advisor	Pershing LLC	68.09%
	Advisor	First Clearing, LLC	10.75%
	Advisor	Merrill Lynch Pierce Fenner & Smith, Inc.	9.32%
PL Portfolio Optimization Conservative	A	Charles Schwab & Co Inc.	15.70%
Fund	A	Pershing LLC	14.72%
	A	National Financial Services LLC	11.92%
	A	Edward D. Jones and Co.	9.85%
	A	LPL Financial	6.00%
	B	Pershing LLC	14.14%
	B	National Financial Services LLC	12.94%
	B	Edward D. Jones and Co.	11.48%
	B	Charles Schwab & Co Inc.	8.35%
	B	Raymond James	5.46%
	C	Pershing LLC	13.44%
	C	Charles Schwab & Co Inc.	11.81%
	C	LPL Financial	9.81%
	C	National Financial Services LLC.	8.53%
	C	Raymond James	6.41%
	R	Alan Shay Davis	11.46%
	R	Counsel Trust DBA MATC	8.14%
	R	Mg Trust Company	5.77%
	R	Mg Trust Company	5.50%
	Advisor	Merrill Lynch Pierce Fenner & Smith, Inc.	36.58%
	Advisor	Pershing LLC	7.56%

Fund Name	Class	Name	Ownership Percentage
PL Portfolio Optimization Moderate	A	Edward D. Jones and Co.	22.15%
Fund	A	Pershing LLC	13.69%
	A	National Financial Services LLC	12.12%
	A	Charles Schwab & Co Inc.	10.62%
	B	Pershing LLC	15.96%
	B	National Financial Services LLC	14.69%
	B	Edward D. Jones and Co.	14.58%
	B	Charles Schwab & Co Inc.	7.83%
	C	Pershing LLC	10.66%
	C	National Financial Services LLC	9.11%
	C	Raymond James	9.11%
	C	Edward D. Jones and Co.	7.27%
	C	Charles Schwab & Co Inc.	6.80%
	C	LPL Financial	5.34%
	R	Mg Trust Company	7.79%
	R	Great-West Trust Company LLC	6.76%
	Advisor	Pershing LLC	13.39%
	Advisor	Merrill Lynch Pierce Fenner & Smith, Inc.	11.27%
	Advisor	First Clearing, LLC	9.42%
	Advisor	National Financial Services LLC	8.77%
	Advisor	First Clearing, LLC	6.87%
PL Portfolio Optimization Moderate-	A	Edward D. Jones and Co.	19.89%
Aggressive Fund	A	Pershing LLC	13.62%
	A	National Financial Services LLC	11.56%
	A	Charles Schwab & Co Inc.	9.36%
	B	National Financial Services LLC	15.37%
	B	Pershing LLC	13.23%
	B	Edward D. Jones and Co.	10.08%
	B	Charles Schwab & Co Inc.	6.92%
	C	National Financial Services LLC	9.22%
	C	Raymond James	9.19%
	C	Edward D. Jones and Co.	8.07%
	C	Pershing LLC	7.86%
	C	LPL Financial	6.14%
	R	Great-West Trust Company LLC	5.33%
	Advisor	Merrill Lynch Pierce Fenner & Smith, Inc.	23.48%
	Advisor	Pershing LLC	16.94%
	Advisor	First Clearing, LLC	9.65%
PL Portfolio Optimization Moderate-	A	Edward D. Jones and Co.	17.99%
Conservative Fund	A	Pershing LLC	14.91%
	A	Charles Schwab & Co Inc.	13.92%
	A	National Financial Services LLC	12.42%

Fund Name	Class	Name	Ownership Percentage
	B	Edward D. Jones and Co.	15.03%
	B	Pershing LLC	14.61%
	B	National Financial Services LLC	12.20%
	B	Charles Schwab & Co Inc.	7.13%
	C	Pershing LLC	13.75%
	C	Charles Schwab & Co Inc.	9.29%
	C	National Financial Services LLC	8.58%
	C	Raymond James	5.75%
	C	LPL Financial	5.66%
	C	Edward D. Jones and Co.	5.25%
	R	Great-West Trust Company LLC	18.36%
	R	Mid Atlantic Trust	7.84%
	R	Wells Fargo Bank	5.64%
	R	Frontier Trust Company	5.26%
	Advisor	Merrill Lynch Pierce Fenner & Smith, Inc.	18.42%
	Advisor	LPL Financial	11.71%
	Advisor	First Clearing, LLC	8.70%
	Advisor	National Financial Services LLC	7.02%
	Advisor	Pershing LLC	6.12%
PL Precious Metals Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	35.45%
	P	PL Portfolio Optimization Moderate Fund	34.74%
	P	PL Portfolio Optimization Aggressive Fund	14.02%
	P	PL Portfolio Optimization Moderate-Conservative Fund	11.99%
PL Real Estate Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	42.27%
	P	PL Portfolio Optimization Moderate Fund	41.05%
	P	PL Portfolio Optimization Aggressive Fund	16.46%
PL Short Duration Bond	P	PL Portfolio Optimization Moderate Fund	40.38%
	P	PL Portfolio Optimization Conservative Fund	27.37%
	P	PL Portfolio Optimization Moderate-Conservative Fund	26.18%
	P	PL Portfolio Optimization Moderate-Aggressive Fund	6.07%
PL Short Duration Income Fund	A	UBS WM USA	21.42%
	A	Edward D. Jones and Co.	13.99%
	A	LPL Financial	10.52%
	A	Charles Schwab & Co Inc.	9.73%
	A	Pershing LLC	8.14%
	A	Oppenheimer & Co Inc.	6.57%
	C	Edward D. Jones and Co.	26.12%
	C	National Financial Services LLC	11.24%
	C	Pershing LLC	10.21%
	C	Raymond James	6.11%

Fund Name	Class	Name	Ownership Percentage
	I	BNYM I S Trust Co.	30.68%
	I	National Financial Services LLC	26.89%
	I	TD Ameritrade	19.16%
	I	Jason Robert Rosiak and Jamie Heather Rosiak*	8.21%
	I	Michael Miranne Living Trust*	5.16%
	Advisor	Pershing LLC	27.59%
	Advisor	RBC Capital Markets LLC	6.51%
PL Small-Cap Growth Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	35.79%
	P	PL Portfolio Optimization Moderate Fund	30.63%
	P	PL Portfolio Optimization Aggressive Fund	20.93%
	P	PL Portfolio Optimization Moderate-Conservative Fund	12.65%
PL Small-Cap Value Fund	P	PL Portfolio Optimization Moderate-Aggressive Fund	42.98%
	P	PL Portfolio Optimization Moderate Fund	36.38%
	P	PL Portfolio Optimization Aggressive Fund	16.76%
PL Strategic Income Fund	A	UBS WM USA	18.80%
	A	National Financial Services LLC	11.31%
	A	Charles Schwab & Co Inc.	11.25%
	A	Pershing LLC	10.06%
	A	LPL Financial	9.48%
	A	Edward D. Jones and Co.	8.41%
	A	Raymond James	6.18%
	C	Pershing LLC	15.11%
	C	Charles Schwab & Co Inc.	14.01%
	C	National Financial Services LLC	10.21%
	C	LPL Financial	8.33%
	C	Edward D. Jones and Co.	7.68%
	I	U.S. Bancorp Investments Inc.	27.39%
	I	Jason Robert Rosiak and Jamie Heather Rosiak*	21.85%
	I	National Financial Services LLC	17.57%
	I	James Todd Patton*	5.96%
	Advisor	Pershing LLC	24.55%
	Advisor	Raymond James	12.42%
	Advisor	LPL Financial	12.21%
	Advisor	National Financial Services LLC	11.03%

Voting Rights

Shareholders of each Fund are given certain voting rights as described in the Trust’s Declaration of Trust and By-Laws. Each share of each Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Financial Statements

The financial statements and financial highlights of each of the Funds of the Trust as of March 31, 2014, are incorporated by reference in this SAI from the Annual Reports of the Trust dated as of and for the year or period ended March 31, 2014. The financial statements and financial highlights have been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Trust. The address of Deloitte & Touche LLP is 1700 Market Street, Philadelphia, Pennsylvania 19103. Deloitte & Touche LLP provides audit services and review of certain documents to be filed with the SEC.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.

Code of Ethics

The Trust, the Adviser, PSD and each Manager have adopted codes of ethics which have been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, PSD or Managers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

With respect to each Fund, except the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund, the Board has delegated proxy voting responsibilities with respect to each Fund to such Fund’s Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Manager and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Manager’s Policies would apply.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in the Appendices are the Policies for each Manager, as prepared and provided by each Manager. Generally, information regarding how each Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30 is available after filing, without charge, (i) on the Trust’s website at www.PacificLife.com, and (ii) on the SEC’s website at http://www.sec.gov.

How shares will be voted by the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund. The PL Portfolio Optimization Funds and PL Diversified Alternatives Fund, in their capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Fund other than one or more of the PL Portfolio Optimization Funds and PL Diversified Alternatives Fund, the Trust may vote any proxies of an Underlying Fund in the same proportion as the vote of all shareholders of the Underlying Fund other than the PL Portfolio Optimization Funds and/or PL Diversified Alternatives Fund, as applicable; (2) If the only shareholders of an Underlying Fund are one or more of the PL Portfolio Optimization Funds and/or PL Diversified Alternatives Fund, as applicable, the Trust may seek voting instructions from the shareholders of a PL Portfolio Optimization Fund and PL Diversified Alternatives Fund, as applicable, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of the PL Portfolio Optimization Funds and/or PL Diversified Alternatives Fund, as applicable; (3) In the event a PL Portfolio Optimization Fund and PL Diversified Alternatives Fund, and an Underlying Fund solicit a proxy for an identical proposal and the only shareholders of an Underlying Fund are one or more PL Portfolio Optimization Funds and/or PL Diversified Alternatives Fund, the PL Portfolio Optimization Funds and/or PL Diversified

Alternatives Fund, may vote its proxies of the Underlying Funds in the same proportions as the votes cast on the proposal by the shareholders of the PL Portfolio Optimization Funds and/or PL Diversified Alternatives Fund, as applicable; or (4) In a manner as determined by the Board of Trustees of the Trust.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C. Their website address is www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). Information regarding ratings from each of these Rating Agencies is listed below.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)

Aaa  Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa   Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A   Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-1

A High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade

Standard & Poor’s

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba  Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B   Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa   Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

A-2

Ca Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB  Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC   Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-3

Moody’s

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP   Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

F1 Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D   Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Pacific Asset Management

Proxy Voting Policies and Procedures

Summary:

The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:

Pacific Asset Management has implemented Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Compliance Officer of Pacific Asset Management. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will

B-1

provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

Oversight Controls:

Proxy processing is the responsibility of Pacific Life Operations. Any vote not clearly within the guidelines stated above is reviewed by the Chief Compliance Officer (“CCO”) along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the CCO will be notified. Such votes shall be discussed with and approved by the CCO. On a quarterly basis the CCO reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:

Votes not covered by the above-stated guidelines and contested situations are approved by the CCO. Any errors will be addressed with the CCO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the CCO.

B-2

APPENDIX C

AllianceBernstein

Statement of Policies and Procedures for Proxy Voting

(Dated: March 2013)

1.  Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

 2.1. Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

 2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

 2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

 2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

 2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

  2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

 2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

 2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

 2.9.  ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3. Proxy Voting Procedures

 3.1.  Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

 3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

 3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

 3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

 3.5. Proxy Committee

Our growth and value investment groups have formed a Proxy Committee to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

   Vincent DuPont: SVP-Equities

  Linda Giuliano: SVP-Equities

  David Lesser: VP-Legal

  Mark Manley: SVP-Legal

   Andrew Weiner: SVP-Equities

  Anthony Rizzi: VP-Operations

 3.6. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX D

Ashmore

Proxy Voting Policy

Date: February 18, 2013

1 Purpose

1.1 Subject to specific mandate restrictions, Ashmore Investment Management Limited (“Ashmore”) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the clients for which it serves as investment manager/adviser (“Clients”).

1.2 The purpose of this document is to provide appropriate information on Ashmore’s proxy voting policy.

2 Scope

2.1 Ashmore will, at its discretion, apply its proxy voting policy for all Clients, which may include collective investment schemes, investment companies, limited partnerships and other investment funds and vehicles established by Ashmore (“Ashmore Funds”), and segregated institutional client accounts, white label accounts (public funds branded or co-branded in the name of a third party where the third party provides some or all of local infrastructure, marketing, compliance and regulatory framework), structured products, and other accounts established by third parties (“Segregated Accounts”).

2.2 Ashmore will apply its proxy voting policy in a manner that takes account of the different circumstances associated with its investment management duties and responsibilities or with any investment objectives, guidelines or restrictions applicable to a particular Client.

2.3 The following forms of proxy votes are typical (but not exhaustive) of those Ashmore is presented with:

• Debt — accelerations, exchanges and restructurings, corporate reorganisations, restructurings, events of default, accelerations, bankruptcy proceedings and buy backs;

• Equities — election of directors, ratification of auditors, management and director compensation, changes to capital structures, takeovers, mergers and corporate restructurings, social, environmental and corporate policy issues.

3 Policy

3.1 Where Ashmore is given responsibility for proxy voting, it will take reasonable steps under the circumstances to ensure that proxies are voted in the best interests of its Clients. Protecting the financial interests of its Clients is the primary consideration for Ashmore in determining how to protect such interests. This generally means proxy voting with a view to enhancing the value of the securities held by or on behalf of Ashmore’s Clients, through maximising the value of securities, taken either individually or as a whole.

3.2 When considering how to vote a proxy, Ashmore will consider those factors that relate to a Client’s interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

3.3 Ashmore may also refrain from voting in routine proxy voting issues such as ratification of auditors, particularly if the Ashmore Clients’ aggregate holdings in a particular company are not deemed material in the context of such a vote. For this purpose, “routine” proposals could typically include matters such as an uncontested election of directors, meeting formalities or the approval of an annual report or financial statement.

3.4 Ashmore’s standard form investment management agreement will provide that Ashmore is generally responsible for proxy voting unless the Client has specifically directed Ashmore to the contrary in writing.

4 Conflicts of Interest

4.1 From time to time, proxy voting proposals may raise conflicts between the interests of Ashmore (including its employees, and/ or its affiliates) and its Clients.

4.2 Ashmore’s Compliance Department will take certain steps to determine whether such conflict is material and, if so, Ashmore will either vote in favour of the Client or manage the conflict in accordance with Ashmore’s conflicts of interest policy, which may include disclosure of such conflict to the Client for its prior approval as to Ashmore’s proposed vote. If the Client does not respond to such a request or declines the request, Ashmore shall abstain from voting the relevant securities.

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4.3 If Ashmore is prohibited from disclosing such conflict to a Client (for example, due to confidentiality restrictions) Ashmore shall determine whether to vote in the Client’s interest or abstain from voting.

4.4 Routine proxy proposals shall be presumed not to involve a material conflict of interest for Ashmore, unless Ashmore’s Compliance Department has actual knowledge that a routine proposal should be treated differently.

5 Specific Client Instructions

5.1 Where, under any circumstances, a Client provides Ashmore with specific voting instructions, Ashmore will vote in accordance with those specific instructions, and will not vote in accordance with this policy.

5.2 Where a Client’s instructions do not relate to all matters to be voted upon, Ashmore will continue to apply its proxy voting policy to those matters not covered by such specific instructions.

5.3 Clients should be aware that providing specific instructions to Ashmore in relation to a particular matter may prevent Ashmore from taking the steps set out in its proxy voting policy to obtain the best possible result in respect of the matters covered by those instructions.

5.4 Ashmore will accept no responsibility in connection with proxy voting matters which it has received no notice of, or has not received timely notice of from a Client’s custodian or relevant service provider responsible for the holding of its Securities.

6 Monitoring and Review

6.1 Ashmore will monitor the effectiveness of its proxy voting policy on a regular basis, and, where appropriate, correct any deficiencies.

6.2 Any changes to this proxy voting policy must be approved by the Compliance Officer, and Ashmore’s Risk and Compliance Committee.

7 Operational Guidelines

7.1 In circumstances where Ashmore has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

7.2 All proxy votes will be received in, logged and responded to by Ashmore’s Transaction Processing team using ‘ProxyExchange’, a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group. ProxyExchange keeps a record of the vote made or decision not to vote, as the case may be, or other action in response thereto.

7.3 The requirement for a proxy vote will be advised by the Transaction Processing team to the Ashmore Portfolio Manager who has primary responsibility for the Security in question, and who will instruct the Transaction Processing team how to respond. In the absence of the primary Portfolio Manager, it will be referred to the secondary responsible Portfolio Manager.

7.4 It is the responsibility of the Portfolio Manager to determine whether or not to raise a proposal with Ashmore’s Investment Committee for discussion and recommendation. This may be the regular weekly Investment Committee meeting or, in relevant circumstances (e.g. a short deadline for response), a quorum of the Investment Committee members who are in the office at the relevant time. Matters referred to the Investment Committee will also be noted in the Investment Committee’s minutes.

7.5 Furthermore, it is the responsibility of the Portfolio Manager to determine whether or not a matter related to a required proxy vote requires review and input from Ashmore’s Legal and Transaction Processing and/or Compliance departments.

7.6 It is also the responsibility of the Portfolio Manager to determine whether or not discuss a corporate action with other market participants, issuers and agents, but Ashmore will not disclose how it intends to vote on any particular proxy proposal without the advance approval of Ashmore’s Compliance Department. This does not restrict communications in the ordinary course of business with custodians or other agents of Ashmore’s Clients.

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APPENDIX E

BlackRock

(Updated June 2014)

Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

• Boards and directors

• Auditors and audit-related issues

• Capital structure, mergers, asset sales and other special transactions

• Remuneration and benefits

• Social, ethical and environmental issues

• General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

• establishing an appropriate corporate governance structure;

• supporting and overseeing management in setting strategy;

• ensuring the integrity of financial statements;

• making decisions regarding mergers, acquisitions and disposals;

• establishing appropriate executive compensation structures; and

• addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

• current employment at the company or a subsidiary;

• former employment within the past several years as an executive of the company;

• providing substantial professional services to the company and/or members of the company’s management;

• having had a substantial business relationship in the past three years;

• having, or representing a shareholder with, a substantial shareholding in the company;

• being an immediate family member of any of the aforementioned; and

• interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called “shareholder rights plans” being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group..

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund’s portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

• BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

• The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

• BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

• BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

• In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

January 2013

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

• Boards and directors

• Auditors and audit-related issues

• Capital structure, mergers, asset sales and other special transactions

• Remuneration and benefits

• Social, ethical and environmental issues

• General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

• The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

• The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•  An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

• Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

• Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

• Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

• Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

• The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

• Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

• Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

• Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

• Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

• Employment by the company or a subsidiary as a senior executive within the previous five years

• Status as a founder of the company

• Substantial business or personal relationships with the company or the company’s senior executives

• Family relationships with senior executives or founders of the company

• An equity ownership in the company in excess of 20%

Age limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

• For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

• There should be a favorable business reason for the combination.

• Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

• We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

• whether we believe that the triggering event is in the best interest of shareholders;

• an evaluation of whether management attempted to maximize shareholder value in the triggering event;

• the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

• whether excessively large excise tax gross up payments are part of the payout;

• whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

• whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

APPENDIX F

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of January 7, 2013)

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE1 VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

1 This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g.,

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A. Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

• attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

• were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

• received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

• is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

• is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

•  Majority of independent directors (supermajority)

•  All independent key committees

• Size of the company (based on market capitalization)

•  Established governance guidelines

• Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.  Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D. Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.  We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.  We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

• shareholder rights are protected;

• there is negligible or positive impact on shareholder value;

• management provides adequate reasons for the amendments; and

• the company is required to do so by law (if applicable).

E. Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a.  We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F. Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G. Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

• Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

• The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

• Size of the Company.

• Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

• Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

• It is intended for financing purposes with minimal or no dilution to current shareholders

• It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

• Compensation committee comprised of independent outside directors

• Maximum award limits

• Repricing without shareholder approval prohibited

• 3-year average burn rate for company

• Plan administrator has authority to accelerate the vesting of awards

• Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

• The purchase price is at least 85 percent of fair market value

• The offering period is 27 months or less

• The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

• All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

• There are limits on employee contribution (ex: fixed dollar amount)

• There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

• There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b.  We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

• Historic trading patterns

• Rationale for the repricing

• Value-for-value exchange

• Option vesting

• Term of the option

• Exercise price

•  Participation

14. Shareholder Proposals Recording Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote for shareholder proposals to put option repricing to a shareholder vote.

d. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals On Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

• Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

• Performance metrics for short- and long-term incentive programs

• CEO pay relative to company performance (is there a misalignment)

• Tax gross-ups to senior executives

• Change-in-control arrangements

• Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

• While employed and/or for one to two years following the termination of their employment; or

• For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•  Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

• Actual stock ownership of the company’s named executive officers

• Policies aimed at mitigating risk taking by senior executives

• Pay practices at the company that we deem problematic

I. State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J. Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.  Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.  Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K. Social and Environmental Issues

1. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b. the percentage of sales, assets and earnings affected;

c.  the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d. whether the issues presented should be dealt with through government or company-specific action;

e. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f. whether the company’s analysis and voting recommendation to shareholders is persuasive;

g. what other companies have done in response to the issue;

h.  whether the proposal itself is well framed and reasonable;

i.  whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.  whether the subject of the proposal is best left to the discretion of the board.

2. Among the social and environmental issues to which we apply this analysis are the following:

a. Energy Efficiency and Resource Utilization

b. Environmental Impact and Climate Change

c. Human Rights and Impact on Communities of Corporate Activities

d. Equal Employment Opportunity and Non Discrimination

e. ILO Standards and Child/Slave Labor

f. Product Integrity and Marketing

g. Sustainability Reporting

h. Board Representation

i. Animal Welfare

L.  Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

• Does the company have a political contributions policy publicly available

• How extensive is the disclosure on these documents

• What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

• Does the company provide information on its trade association expenditures

• Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

• the opening of the shareholder meeting

• that the meeting has been convened under local regulatory requirements

• the presence of a quorum

• the agenda for the shareholder meeting

• the election of the chair of the meeting

• regulatory filings

• the allowance of questions

• the publication of minutes

• the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

• a copy of these policies and procedures;

• a copy of each proxy form (as voted);

• a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

• documentation relating to the identification and resolution of conflicts of interest;

• any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

• a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX G

Eaton Vance

PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds (with respect to proxies received by or on behalf of such Funds) and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures, to the extent applicable. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, to the extent applicable, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. Proxy Voting Guidelines (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies — Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, and to the extent permissible under applicable law, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

• A copy of the Advisers’ proxy voting policies and procedures;

• Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

• A record of each vote cast;

• A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

• Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities.

VI. Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

• Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

• A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

• The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

• If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

• If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

• The client, in the case of an individual, corporate, institutional or benefit plan client;

• In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

• The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

As Revised March 14, 2014

APPENDIX H

Invesco

PROXY POLICIES AND PROCEDURES - INVESCO ADVISERS

Updated: November 2013

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last by Compliance for Accuracy	November, 2013
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Invesco Advisers, Inc. Invesco Funds Board, Invesco Funds (Chicago) Board
Approved/Adopted Date	November, 2013

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. ("Invesco").

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

• Invesco votes for proposals that maximize long-term shareholder value.

• Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

• In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•  Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

• Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

• Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

• Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

• Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

• Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

• Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

• Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

• Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

• Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

• Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

• Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

• Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we generally oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C.  SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the discretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D.  EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s Cients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

• When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

• An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

• A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

APPENDIX I

Ivy

PROXY VOTING POLICIES

(Dated: November 2010)

1. GENERAL POLICY STATEMENT

It is the policy of both Waddell & Reed Investment Management Company ("WRIMCO") and Ivy Investment Management Company ("Ivy") (hereinafter referred to as the "Investment Manager") to vote each proxy solicited by security issuers through Institutional Shareholder Services (herein after referred to as “Service Provider”), according to the policies set forth herein. The Investment Manager strives to vote each proxy issue in the best interest of the client and/or the client's plan participants. The Investment Manager has provided these proxy policies to its Service Provider who will vote each proxy accordingly. If a proxy is received by the Investment Manager or its Service Provider that is not specifically covered by the policies herein, the Investment Manager will receive notice from the Service Provider of the issue and the Investment Manager will review the proxy and attempt to supply the Service Provider with voting instructions. If, however, the Service Provider does not receive any instructions back from the Investment Manager before the vote deadline, the Service Provider has standing instructions to vote the proxy in the direction favored by Management.

These policies do not apply to any client that explicitly retains authority and discretion to vote its own proxies or had delegated such authority and discretion to a third party. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders. It is the general policy of the Investment Manager to vote on all matters presented to security holders in any proxy, but the Investment Manager reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgment, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients. Voting proxies with respect to shares of foreign securities may be significantly more difficult than with respect to domestic securities, for instance, there may be situations in which the Investment Manager cannot process proxies where a meeting notice was received too late or where the Investment Manager has not received adequate information from the company to make an informed decision.

An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan's investment portfolio will be provided upon request within three business days of such request. Written records of all proxies received and a copy of any report made to trustees will be maintained in client files. In addition, a record of each client's written request for copies of their respective proxy voting records and the Investment Manager's written response to any written or oral request will be kept by the Investment Manager.

The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

2. EXCLUSIVE BENEFIT – PROXY VOTING FOR FIDUCIARY SHAREHOLDERS

It is the Investment Manager’s responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is the Investment Manager’s policy to consider the economic cost or benefit to the clients as investors. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management’s discretion. It is the Investment Manager’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager’s decisions in these matters to reflect the divergent views of the plan participants. The Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not the Investment Manager’s intent to consider only the immediate impact of each proposal on the corporation’s bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders’ investments over the longer term.

The following are the general proxy voting policies for clients of the Investment Manager. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

3. CONFLICTS OF INTEREST BETWEEN THE INVESTMENT MANAGER AND ITS CLIENTS

The Investment Manager will use the following three-step process to identify and address conflicts of interest:

(1) The Investment Manager will attempt to identify any potential conflicts of interest;

(2) The Investment Manager will then determine if the conflict as identified is material; and

(3) The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I. Identifying Conflicts of Interest

The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter. The Investment Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a conflict:

• Business Relationships – The Investment Manager will review any matter for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

• Personal Relationships – The Investment Manager will review any matter where it (or an affiliate) has a personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

• Familial Relationships – The Investment Manager will review any matter where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Investment Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

II. Determining "Material Conflicts"

The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, would be viewed as important by the average shareholder.

III. Procedures to Address Material Conflicts

The Investment Manager will use one or more of the following methods to vote proxies that have been determined to present a "Material Conflict."

• Use a Proxy Voting Service for Specific Proposals – As a primary means of voting proxies where there is a Material Conflict if no client direction is provided, the Investment Manager will vote per the recommendation of an independent proxy voting service Risk Metrics or another independent third party if a recommendation from Risk Metrics is unavailable).

• Client directed – If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

• Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service or, alternatively, by the client, the Investment Manager may vote Material Conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a Material Conflict and the Investment Manager uses this method, the Investment Manager will not be permitted to vary from the established Voting Policies established herein.

• Seek Client or Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund’s board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to the client or the fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.

SECTION 1 – PROXY SYSTEM ISSUES

ITEM 1.1. CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS

Policy  We will vote FOR proposals requiring that proxy voting tabulations identifying shareholders and how they voted be kept confidential and that tabulations be made by an independent third party.

Reasons   In an open system with access to how individual shareholders voted, management could attempt to influence the vote outcome by contacting shareholders and trying to persuade them to change their vote. While we do not believe that active coercive pressure is common, some shareholders or fiduciaries with proxy voting responsibilities might feel threatened by the fear of a retaliatory reaction to a vote against management that could affect current or prospective business relationships.

 Alternatively, a confidential proxy tabulation procedure could hinder the ability of the corporation to communicate effectively with the shareholders. We do not believe this to be the case. While management should be allowed to learn which shareholders have or have not voted, there is no reason for them to know how the votes were cast. We further believe that a confidential procedure can be obtained at a reasonable cost (many corporations have such a procedure), and that the protection afforded to shareholders is worth the expense.

ITEM 1.2. EQUAL PROXY ACCESS PROPOSALS

Policy   We will vote AGAINST proposals providing shareholders with access to the proxy statement in order to present their views or positions on issues being presented for shareholder vote in the proxy statement.

Reasons   Although this proposal appears to provide shareholders with the opportunity for increased input on corporate governance and the opportunity to entertain alternative viewpoints, the policy raises several material administrative concerns. These include matters of time (as to notice and response), volume (as to the potential for a vast number of statements submitted for inclusion), decision (as to which shareholder statements should be included) and corporate exposure (as to the potential for false and misleading information).

 Because of the complexity and administrative difficulty associated with such a practice and the potential for serious deterioration of the proxy statement as a communication channel between a corporation and its shareholders, we believe this proposal is not in the best interest of shareholders. We do support, however, legislative and regulatory efforts to improve the information required to be included in the proxy statement, to ease the restrictions for shareholder proposals to be included in the proxy statement, and to establish controlled procedures which allow greater participation in corporate governance.

ITEM 1.3. BUNDLED PROXY PROPOSALS

a) Policy We will vote FOR a bundled proposal if we would vote FOR each proposal separately.

b) Policy We will vote any “bundled” proposals (two or more proxy proposals bundled together and submitted to shareholders as one proposal) on a CASE-BY-CASE basis where we would not otherwise vote “for” each proposal separately.

Reasons  In some cases, it is appropriate for related proposals to be bundled together. However, certain corporations have bundled together proposals that should be considered separately. In some cases, these separate proposals have had substantially different potential impact on the ability of shareholders to participate in corporate governance.

 We will separately evaluate each proposal in a bundled proposal and will generally vote FOR a bundled proposal only if we would vote FOR each proposal separately. However, one proposal in a bundled proposal might be so important as to override our objection to another element and cause us to vote for the bundled proposal when we otherwise would not.

ITEM 1.4. ABSTENTION VOTE PROPOSALS

Policy  We will vote FOR proposals which recommend that votes to abstain not be counted as votes cast, unless inclusion of abstention votes is required by state law.

Reasons   The shareholder vote required to pass proxy proposals is generally prescribed by state law, and some of these laws require a "majority of votes cast" at the shareholder meeting. Common practice is to interpret votes "cast" to mean all votes for, against, or to abstain. This proposal ignores the abstention votes in calculating whether a proposal passes or fails; in other words, a decision would be on the basis of votes "for" versus votes "against."

 The argument supporting this proposal assumes that shareholders who feel strongly about an issue will vote for or against, and not vote to abstain. Shareholders who vote to abstain should be treated the same as shareholders who do not vote at all. While we recognize the need to consider abstention votes for quorum requirements, we think that proxy proposals should be decided on the basis of votes cast for or against.

SECTION 2 - BOARD OF DIRECTORS ISSUES

ITEM 2.1. SIZE OF THE BOARD OF DIRECTORS

a) Policy We will vote AGAINST proposals which limit shareholder ability to change the size of the Board of Directors (the "Board").

Reasons   Management arguments in favor of such a proposal cite concerns about a dominant shareholder's ability to engage in worse-case scenario activities that were not in the other shareholders' best interests if the restriction didn't exist, but generally ignore circumstances under which a dominant shareholder might seek the ability to effect positive change.

 Although we generally believe that the shareholders are the owners of the corporation and the group to whom the directors are responsible, we recognize that there may be certain times and special circumstances that such a limitation may in fact be in the best interest of shareholders. In these cases, the limitation should be of short duration.

b) Policy We will vote proposals to increase or decrease the size of the Board on a CASE-BY-CASE basis.

Reasons   There are many reasons why the size of the Board may legitimately need to be changed. Corporate growth may require an increase in the number of directors to be able to properly direct and monitor the corporation's activities. Likewise, a Board can be too cumbersome and need streamlining for efficiency. It is possible, however, for a Board to institute change for reasons that may not be in the best interest of shareholders, such as increasing the number of directors to make a takeover less likely or decreasing to freeze out a shareholder activist. We will be guided by our belief as to the motivations for the proposal and we will vote for proposals to increase or decrease the size of the Board as long as we believe that the reasons for the change are in the best interest of the shareholders.

ITEM 2.2. OUTSIDE VERSUS INSIDE DIRECTORS

a) Policy We will vote FOR proposals requiring that a majority of the Board be outside directors.

b) Policy We will vote FOR proposals that major committees of the Board, such as audit, compensation and nominating committees, be comprised exclusively of outside directors.

Reasons   Outside directors generally bring to the Board the highest degree of objectivity and an independent perspective regarding the issues facing the corporation. Directors' responsibilities include issues that directly impact management, such as executive compensation policies and responding to takeover offers. We believe that a majority of the Board should be free from conflicts of interest inherent in issues such as these.

 We also believe that certain committees of the Board should consist entirely of outside directors for the purpose of best protecting shareholder interests.

ITEM 2.3. DIRECTORS' TERM OF OFFICE

Policy   We will vote AGAINST proposals to limit the tenure of outside directors.

Reasons  While we tend to agree that the fresh outlook new directors can bring to the Board is in many cases of benefit to the shareholders, there are other factors that must be considered as well, such as experience, continuity and stability.

 A tenure limit has the potential to harm shareholder interests, especially at times when the Board needs experience, continuity and stability the most. We believe shareholders have adequate opportunity to evaluate and vote on individual directors and their tenure by retaining the right to elect directors annually.

ITEM 2.4. CLASSIFIED BOARD OF DIRECTORS

a) Policy We will vote AGAINST proposals seeking to classify the Board into three classes with staggered terms of office.

b) Policy We will vote FOR proposals requesting the election of all directors annually and not by classes or with staggered terms of office.

Reasons  The practice of dividing the Board of Directors into three classes and electing approximately one-third of the directors each year has been adopted by some corporations and continues to be proposed by others.

 Management agreements favoring classification generally include a position that staggered terms help ensure the presence of a majority of directors familiar with corporate operations, which would benefit shareholders by providing experience, continuity and stability. In addition, management purports that a classified Board would strengthen the position of the Board in dealing with "abusive tactics" used in takeover activities.

 Shareholder proposals, prevalent in cases where a classified Board has been previously adopted, take the position that classification makes it more difficult to change the composition of the Board. Obviously, two shareholder meetings would be required to change a majority of the Board. Proponents of annual election of all directors contend that shareholders should have the opportunity to determine the entire Board membership each year.

 We believe that annual election of directors is desirable for the following reasons:

 A. We believe that, under normal circumstances and without reason to do so otherwise, shareholders will tend to re-elect the directors proposed, thus ensuring continuity and stability.

 B.  We believe shareholders should have the ability to change a majority of the Board if circumstances so warrant, without having to utilize two shareholder meetings to do so.

 C.  We agree that a classified Board provides anti-takeover protection; however, there are clearly times when a corporate takeover might be to the material benefit of shareholders. We believe that this factor outweighs other considerations.

ITEM 2.5. CUMULATIVE VOTING FOR DIRECTORS

Policy   We will vote AGAINST proposals requiring the provision for cumulative voting in the election of directors.

Reasons   Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors being elected, and that the shareholder may cast all votes for a single candidate or any two or more of them as the shareholder sees fit.

 Cumulative voting may allow a minority group of shareholders to cause the election of one or more directors. This can be good or bad depending on the relation of the outcome to the best interest of all shareholders. The minority group may tend to represent only the special interests of that group. We believe that the privilege of cumulative voting has often been used to further the interests of a few without regard for the interests of the entire body of shareholders. Accordingly, it is our position that directors should be elected based on the shareholder having one vote for each share held.

ITEM 2.6. VOTING ON DIRECTOR NOMINEES

a) Policy We will vote FOR a slate of directors or an individual director if they have attended at least 75% of all regular board meetings, committee meetings and special meetings.

b) Policy We will vote all other proxies on director nominees on a CASE-BY-CASE basis.

Reasons  In an uncontested election there is not a list of directors from which shareholders may choose. Rather, shareholders are given a list of nominees selected by management and the Board and asked to vote "for" the slate or, if they choose, to "withhold" votes from individual nominees. Generally, there is little information available concerning individual directors, especially non-management directors. Information on directors should become more readily available as corporate governance evolves.

 Currently, we would generally vote “against” a slate of directors or “withhold” our votes from individual directors if we had reason to believe:

 A.  The Board has taken an action which we felt was clearly negligent.

 B. An individual director was for any reason unfit to serve in that capacity, i.e., mental or physical capacity.

 C.  An individual director had a clear conflict of interest.

 D.  Attendance for a director fell below 75% on all Board meetings and no valid reason for absence is given.

 E.  There is a lack of disclosure on the director nominee.

ITEM 2.7. PROXY CONTESTS FOR ELECTION OF DIRECTORS

Policy  We will evaluate each contested election of directors on a CASE-BY-CASE basis.

Reasons  A contested election generally means that two groups, management and an outside dissident group, have each issued a proxy statement and proxy card. While the other issues on the two cards may be identical, the director nominee slates are usually different, as the dissident group offers nominees it expects to support its goals and programs.

 A thorough evaluation of what each side is offering to shareholders must be performed, including the likelihood of each group being able to accomplish their promises. The evaluation will include a review of the track record of both management and the dissident group. The decision must ultimately be made based upon our expectation of achievable value.

ITEM 2.8. COMPENSATION OF DIRECTORS/APPROVE REMUNERATION REPORT

a) Policy We will vote proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors on a CASE-BY-CASE basis

b) Policy We will vote AGAINST proposals relating to the provision of retirement benefits to outside directors.

c) Policy We will vote proposals to approve the remuneration report for directors and executives on a CASE-BY-CASE basis.

Reasons   We believe that it is in the best interests of shareholders that directors be fairly compensated for the time, effort and expense required to perform their responsibilities. This is necessary to attract and retain quality directors.

 The use of stock or stock option awards is a reasonable means of providing such compensation and also aligns the interests of the outside director with those of the shareholders. These plans generally include restrictions on the exercise of options granted thereunder or the subsequent sale of shares.

 However, concerning retirement plans, outside directors should be thought of as independent contractors; they are not employees, full-time or otherwise. Most proposed director plans base retirement benefits on the length of time the director has served on the Board which puts at risk the independent nature of the role of the outside director.

 We generally vote “for” proposals relating to the compensation of directors, so long as the proposals are reasonable as to terms and amounts.

 The following are factors that can determine whether a plan is reasonable:

 1) Exercise price of non-qualified stock options are greater than 85% of fair market value:

 2)  The compensation plan amounts to less than 10% of the shares available for grant.

ITEM 2.9. LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS

a) Policy We will vote AGAINST proposals to limit or eliminate liability for monetary damages for violating the duty of care.

b) Policy We will vote AGAINST indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention.

c) Policy All other management proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages and/or to indemnify directors under an indemnity agreement, not falling within the two policies referenced above will be examined on a CASE-BY-CASE basis.

Reasons   The incidence of litigation seeking to impose liability on directors of publicly-held corporations has increased in recent years. The cost of defending or settling these actions is typically beyond the means of the directors named.

 Historically, insurance policies for directors & officers could be secured for protection against liability; however the cost of such policies has risen dramatically, if such coverage is available at all.

 The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. We will support such protection so long as it does not exceed reasonable standards.

ITEM 2.10. RETIREMENT / REMOVAL OF DIRECTORS

a) Policy We would vote AGAINST proposals for the adoption of a mandatory retirement policy for directors.

b) Policy We will vote FOR management requests to approve the uncontested retirement of directors.

c) Policy Contested proxy requests to approve the removal of directors and/or management will be reviewed on a CASE-BY-CASE basis.

Reasons   Our examination of such proposals will include consideration of the magnitude and timing of the effect on the current Board, and an attempt to determine the reasons for the proposal. Management may propose to remove one or more directors that management believes is no longer able to serve effectively. Management is in a better position than shareholders to realize this circumstance and the opportunity for fresh ideas and input would be in the shareholders' best interest in this case.

 However, it is possible that management may be seeking to replace a director who is actively and independently supporting the shareholders' best interests, refusing to rubber-stamp management's desired actions. In such circumstance, it would clearly be in the best interest of shareholders to vote against such a proposal.

 In general, we believe management is in the best position to decide retirement policy. We would tend to vote FOR such a “shareholder” proposal only if we felt that management's lackluster record could best be turned around by this means.

ITEM 2.11. STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS

Policy   We will vote AGAINST proposals requiring a minimum stock ownership position on the part of directors, whether in shares or at some level of market value.

Reasons   We do not oppose stock ownership by directors; rather we believe that stock ownership tends to align the interests of directors and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified director.

ITEM 2.12. SEPARATE CEO AND CHAIRPERSON POSITIONS/REQUIRE INDEPENDENT BOARD CHAIRMAN

Policy  Proposals to prohibit the CEO from also serving as Chairperson will be examined on a CASE-BY-CASE basis.

Reasons   Our examination of such proposals will include consideration of the magnitude and effect on the current Board and we will attempt to determine the reason for the proposal. Management may be seeking to gain greater control over the company by combining previously separated positions which could run contrary to shareholder interest.

ITEM 2.13. ELECTION OF MEETING CHAIRPERSON (OR SHAREHOLDER REPRESENTATIVE SUPERVISOR OR DESIGNATION OF AN INSPECTOR)

Policy   We will vote FOR proposals to elect a special Chairperson of the meeting (or shareholder representative supervisor or designate an inspector).

Reasons   A special Chairperson of the meeting (or shareholder representative or designated inspector) could bring a new degree of objectivity and/or an independent perspective on issues facing the corporation under certain circumstances. This specially elected person could provide additional protection of shareholder interests.

ITEM 2.14. APPROVAL OF MINUTES / APPROVAL OF LEGAL FORMALITIES

a) Policy We will vote FOR proposals to approve the minutes of the previous meeting of the Board of Directors.

Reasons  This is a routine matter that is typically not presented to the shareholders for approval as the minutes presented for approval are reflective of matters presented, discussed and voted on at the previous meeting of the Board of Directors.

Typically foreign meetings (Spain)

b) Policy We will vote FOR proposals to ratify and execute approved resolutions or approve other legal formalities required of the Board.

Reasons  These are typically routine legal formalities and of no consequence to shareholders.

ITEM 2.15. APPROVE RELEASE OF RESTRICTIONS OF COMPETITIVE ACTIVITIES OF DIRECTORS/OVERBOARDED DIRECTORS

a) Policy We will vote AGAINST shareholder proposals restricting outside board activity.

b) Policy We will vote FOR management proposals to release restrictions of competitive activities of directors.

Reasons  We believe that as long as the directors meet minimum director meeting requirements then no concerns exist.

SECTION 3 – CORPORATE GOVERNANCE ISSUES

ITEM 3.1. RATIFICATION OF AUDITORS/STATUTORY AUDITORS

a) Policy We will vote FOR the ratification of the appointment, reappointment and/or to fix remuneration of the independent accountants/auditors, unless reasons as discussed below exist which cause us to vote against the appointment.

b) Policy If the auditing relationship is continuing, we will vote AGAINST the reappointment of the independent accountants / auditors for the following reasons:

 A.  The auditing firm has become complacent in the performance of its duties;

 B. The auditing firm has been found, for any reason, unfit to serve in that capacity by a court of law or an independent adjudicator with the power to enforce its findings; or

 C. The auditing firm had a clear conflict of interest, as measured by current best practices, GAAP or the Pubic Company Accounting Oversight Board.

c) Policy We will vote FOR a shareholder proposal to prohibit an accountant / auditor from providing non-audit services, if the accountant / auditor is not currently engaged in such capacity.

Reasons  If there is a change in auditors from the previous year we will attempt to determine the reason for the change. Sometimes management will obtain a letter from the previous auditor that states that the change is not being made because of a disagreement between the auditing firm and management. We approve of such disclosure in the proxy statement.

ITEM 3.2. SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS/AUTHORIZE DIRECTORS TO CALL A GENERAL MEETING OTHER THAN ANNUAL GENERAL MEETING

a) Policy We will vote AGAINST proposals to restrict or prohibit the right of shareholders to call special meetings.

b) Policy We will vote FOR proposals that allow shareholders to call special meetings or that reduce restrictions on the right of shareholders to call special meetings.

c) Policy We will vote FOR management’s proposal to call a general meeting with 14 days notice.

Reasons   Restricting the ability of shareholders to call a special meeting insulates the Board from the will of the shareholders to whom it is responsible and, in our opinion, transfers corporate governance rights to management which rightfully belong to shareholders. We believe that corporate governance rights of shareholders should not be restricted to once a year, which is particularly important in the case of a takeover attempt.

 EU Member States are permitted to call meetings with a minimum 14 days notice if the resolution is voted on a passed by two-thirds majority at the annual meeting.

 The implementation of such a plan is clearly intended as an anti-takeover device. Shareholders may be denied the opportunity to respond to an offer which they find attractive if the right to call a special meeting is denied.

ITEM 3.3. SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT

a) Policy We will vote AGAINST proposals to amend the Articles of Incorporation to require that any shareholder action be taken only at a meeting of shareholders.

b) Policy We will vote FOR proposals which provide for the right of shareholders to take action by written consent.

Reasons  This proposal seeks to eliminate the right of shareholders to take action by written consent signed by the holders of securities sufficient to take such an action at a shareholder meeting.

 As in the case of shareholder right to call a special meeting, we feel that the protection of the corporate governance rights of shareholders is best accomplished if the shareholders have the ability to take action at other than annual meetings.

ITEM 3.4. SUPER-MAJORITY VOTE REQUIREMENTS

a) Policy We will vote AGAINST proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

b) Policy We will vote FOR proposals to lower supermajority vote requirements to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

Reasons   Certain management proposals calling for an amendment to the corporation's Charter, Bylaws or Articles of Incorporation include a provision whereby a vote of more than a majority of shares would be required to subsequently amend the current proposal or other matters. Usually, these anti-takeover provisions require an affirmative vote of the holders of from 66 2/3% to 85% of the shares eligible to vote.

 It is our position that such proposals are inherently not in the best interests of shareholders, believing that a majority of shareholders, the owners of the corporation, are entitled to govern. Consequently, we would generally oppose such proposal unless the nature of the proposal requiring a supermajority vote is sufficiently important to the best interest of the shareholders.

ITEM 3.5. MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS

Policy  Proposals seeking approval of a merger between the corporation and other entities and related matters, or relating to acquisitions of or by the corporation will be examined on a CASE-BY-CASE basis.

Reasons   We will review all available information relating to any proposed merger or acquisition to determine its potential impact on shareholders. If we determine such action to be in the shareholders' best interest, we will vote FOR such a proposal.

ITEM 3.6. AUTHORIZING ADDITIONAL COMMON STOCK

Policy   We will vote FOR proposals to authorize an increase in the number of authorized shares of common stock.

Reasons   Often an increase in the number of authorized common shares is desirable, sometimes in conjunction with a stock split designed to make the stock, at a reduced price, more widely available in a broader market. Additionally, the availability of a sufficient number of shares gives management the flexibility to obtain equity financing for many purposes, including acquisitions.

 While there are anti-takeover uses for excess available shares, we believe that the necessity of financing flexibility overrides these other concerns. We tend to oppose anti-takeover devices in general and believe that there are other means of protection against anti-takeover provisions.

ITEM 3.7. PREFERRED STOCK AUTHORIZATION

Policy   Proposals to authorize new classes of preferred stock, or to increase the number of authorized shares of preferred stock, will be examined on a CASE-BY-CASE basis.

Reasons   On occasion, management seeks to issue a new class of stock, usually a preferred issue. Although there are sound business purposes for the use of preferred stock, which we support, we believe that the terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. If these terms are not identified, in which case the issue is referred to as "Blank Check Preferred Stock", we will vote against efforts to authorize the issue or increase the number of shares authorized under such an outstanding issue.

 Blank Check Preferred Stock is a powerful anti-takeover defense tool, as management is given the power and discretion to set terms, such as superior voting rights, which are attached to shares typically sold into "friendly" hands to oppose a takeover attempt. We generally oppose such barriers to hostile offers, preferring instead to have such offers fully considered by shareholders.

ITEM 3.8. UNEQUAL VOTING RIGHTS

a) Policy We will vote AGAINST proposals authorizing or issuing shares with superior or otherwise unequal voting rights.

b) Policy We will vote FOR proposals calling for the rescission of shares or classes of shares which have superior voting rights.

Reasons   The term "unequal voting rights" can apply in a number of different situations, the most common of which is dual-class voting. This refers to corporations with two different classes of voting stock, one of which carries more votes per share than the other; for example, Class A Common may have one vote per share while Class B Common has ten votes per share. Another type is time-phased voting, where voting rights increase with the length of time the shares are owned by a single investor, then revert to the minimum number of votes when the shares are traded. Other corporations have set a limit on the number of votes which may be cast by a single shareholder. All of these types of voting arrangements were created to give an ownership advantage to an individual or group, such as in the case of a family business going public.

 While some of these arrangements have been eliminated by law or regulation, those corporations where such arrangements already existed were not required to restructure. Also, there is no guarantee that such rules will not again be changed. In general, it is our belief that the "one share, one vote" process that is prevalent in publicly held corporations is in the best interest of shareholders.

ITEM 3.9. PREEMPTIVE RIGHTS

a) Policy We will vote proposals to issue shares with or without preemptive rights on a CASE-BY-CASE basis.

Reasons   There are several factors such as (but not limited to) the size of the company, the industry of the company, and the liquidity of the stock, that go into determining if shares with or without preemptive rights should be issued. Our Director of Research will review the factors to make an informed decision on what would be in shareholders’ best interest.

ITEM 3.10. FAIR PRICE PROVISIONS

a) Policy We will vote FOR proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of the disinterested shares. We will vote AGAINST all such provisions that require more than a majority vote.

b) Policy We will vote FOR proposals to lower the supermajority shareholder vote requirement included in existing fair price provisions, or to submit the fair price provision to a shareholder vote.

Reasons   Fair price provisions are legitimately used to allow a bidder to consummate a merger or acquisition without Board approval or a shareholder vote as long as the offer satisfies the price requirement contained in the provision. The common requirement is that the acquirer must pay the same share price to minority shareholders as was paid to gain a controlling interest.

 The protection afforded by a fair price provision applies primarily to a two-tier offer. Normally, the acquirer will first offer to pay a premium and accept only a sufficient number of shares in the first tier to acquire control, and will offer to pay cash for those shares. In the second tier, those shareholders who remain may be offered a lower price which may also include securities rather than cash. Typically, shareholders will rush to tender their shares whether or not the offer is in their best interest to avoid being caught in the second, and less desirable, tier. We feel this two-tier, front-end loaded tender offer is inherently coercive and abusive and believe that a properly constructed fair price provision is probably the best defense against it.

ITEM 3.11. PAYMENT OF "GREENMAIL"

Policy   We will vote FOR proposals to prohibit the payment of "Greenmail".

Reasons   The term "Greenmail" applies to a situation where a corporation offers to buy shares of its stock from an individual investor or group of investors at a price not offered to all shareholders, often in excess of the prevailing market price. This usually occurs when an unfriendly investor or group has acquired a significant position in the corporation's securities and may have announced an intention to acquire control.

 We believe that the payment of such an excess price to specific shareholders without offering the same price to minority shareholders is inequitable and unfair to such minority shareholders.

ITEM 3.12. RIGHTS PLANS ("POISON PILLS")

a) Policy We will vote AGAINST proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan").

b) Policy We will vote FOR proposals requiring the corporation to redeem the rights granted under a previously adopted Shareholder Rights Plan, or to submit the Plan to a vote of the shareholders.

Reasons   Shareholder Rights Plans provide certain rights to purchase new shares which are exercisable in the event an unsolicited offer made by a third party to acquire the corporation takes place. These plans are often adopted by the Board without being submitted for shareholder approval. The Plan is generally intended to protect the shareholders against unfair or coercive takeover tactics.

 Positions taken against such Plans point out that the effect of these plans is to deny shareholders the right to decide these important issues, a basic right of ownership, and the opportunity to sell their shares at advantageous prices to potential bidders.

 As previously stated, we believe that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

ITEM 3.13 STAKEHOLDER PROVISIONS

a) Policy We will vote AGAINST proposals allowing the Board to consider stakeholder interests when faced with a takeover offer.

b) Policy We will vote FOR proposals to remove existing charter and bylaw provisions allowing the Board to consider stakeholder interests when faced with a takeover offer.

Reasons   The stakeholder concept promotes the belief that corporations owe a duty to constituencies other than shareholders, including local communities, employees, suppliers and creditors. Such a duty is undeniable; we fully believe that corporations have certain social and legal responsibilities that cannot be ignored. These might include the obligation to provide a safe workplace and to pay creditors responsibly.

 This issue has developed into one of accountability. We believe that our legal and economic system is soundly based on the accountability of corporate managers to the shareholders whose capital is at risk. While we recognize the obligations of the corporation to its other constituents, we cannot support provisions which undermine the principle that the first responsibility of directors is to the shareholder.

ITEM 3.14. TARGETED SHARE PLACEMENTS

Policy   We will examine proposals requesting that corporations first obtain shareholder authorization before issuing voting stock, warrants, rights or other securities convertible into voting stock, to any person or group, unless the voting rights at stake in the placement represent less than five percent of existing voting rights, on a CASE-BY-CASE basis.

Reasons   One of the more powerful takeover defenses developed by management is the placement of large blocks of stock into friendly hands. In some cases, the benefits gained by the "white knight" have included significant monetary advantages and preferential treatment not offered to other shareholders. This is clearly not in the best interest of the other shareholders.

 Generally, we would vote FOR the type of shareholder proposals stated above, but we also recognize that for certain corporations and in certain circumstances we might choose to do otherwise when we felt the best interests of the shareholders so warrant.

ITEM 3.15. RIGHTS OF APPRAISAL

Policy   We would vote FOR proposals to provide rights of appraisal to dissenting shareholders.

Reasons   Rights of appraisal provide shareholders who do not approve the terms of a merger the right to demand a judicial review to determine a fair market value for their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy of unsatisfied shareholders.

ITEM 3.16. STATE OF INCORPORATION

a) Policy Proposals to change a corporation's state of incorporation will be examined on a CASE-BY-CASE basis.

b) Policy Proposals to opt-in or opt-out of state anti-takeover statutes will also be examined on a CASE-BY-CASE basis.

Reasons   On occasion, a corporation will seek to change its state of incorporation. Although we generally believe management should have the right to make this determination, some states, in order to increase state revenues, have instituted laws and regulations meant to lure corporations to change their domicile, sometimes contrary to the best interest of corporate shareholders. A careful evaluation is necessary to determine the impact of such a change on shareholders' ability to maintain their rights of corporate governance.

 Some states also have certain statutes, including anti-takeover statutes, which corporations may adopt or reject as they choose. This has given rise to management attempts to opt-in and shareholder efforts to opt-out of these statutes. Again, a careful evaluation as to shareholders' best interest is required.

ITEM 3.17. CHANGE OF CORPORATE NAME

Policy  We will vote FOR proposals to amend the Articles of Incorporation whereby the corporation shall change its name.

Reasons   A name change is usually related to a merger or acquisition and/or reflects the corporation's desire to have the corporate name more accurately reflect its primary business activity or entity. Unless for some reason we feel the name change will be so detrimental to the business as to negatively affect share value, we would support such a change.

ITEM 3.18. APPROVAL OF DIVIDENDS

a) Policy We will generally vote FOR proposals to approve dividends.

b) Policy We will vote AGAINST the approval of dividends if they significantly deviate from industry best practices and/or industry norms.

Reasons  Dividends are usually considered “positive” for shareholders unless, based on the company’s financial circumstances, the dividend could be considered excessive or could otherwise be considered detrimental to the business or negatively impact share value.

ITEM 3.19. EXPANSION OF BUSINESS LINES, PRODUCTS AND/OR SERVICES

Policy   We will vote FOR proposals to expand business lines, products and/or services.

Reasons  It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to expand business lines, products or services.

ITEM 3.20. DE-LISTING SHARES.

Policy   We will vote FOR proposals to de-list company shares.

Reasons  It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to de-list its shares.

ITEM 3.21. REPURCHASE ISSUED SHARE CAPITAL.

a) Policy We will vote FOR proposals to repurchase issued share capital.

Reasons  It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.

Japanese Meetings Only

b) Policy We will vote FOR proposals to repurchase shares at the Board’s discretion, thereby eliminating the need for shareholder approval.

Reasons   It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.

ITEM 3.22. REDUCE SHARE CAPITAL THRU CANCELLATION OF REPURCHASED SHARES.

a) Policy We will vote FOR proposals to reduce capital through the cancellation of repurchased shares.

b) Policy We will vote AGAINST any proposals referred to above if the cancellation terms are not spelled out in the proposal or if the cancellation is left to the discretion of the Board or of management or at a price to be determined by the Board or by management.

Reasons   It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to reduce share capital thru cancellation of repurchased shares unless it is believed that such action is not being taken in the best interest of the shareholders.

ITEM 3.23. AMEND ARTICLES.

a) Policy We will vote FOR proposals to amend Articles to cancel warrants.

Reasons   It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to cancel warrants unless it is believed that such action is not being taken in the best interest of the shareholders.

b) Policy We will vote FOR proposals to amend Articles of Association / Articles of Incorporation that are necessary to comply with relevant rules, regulations and/or law.

Reasons   It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to amend articles to comply with any relevant rules, regulations or law and whether such action is being taken in the best interest of the shareholders.

c) Policy All other proposals to amend a corporation’s Articles of Association will be examined on a CASE-BY-CASE basis.

Reasons   On occasion, a corporation will seek to amend its Articles of Association. Although we generally believe management should have the right to seek these amendments to adapt to changes in its environment, a careful evaluation of the proposal is necessary in order to determine the impact of such a change and whether it is in the best interest of corporate shareholders.

ITEM 3.24. ACCEPT FINANCIAL STATEMENTS/STATUTORY REPORTS/FINANCIAL BUDGETS

Typically non-U.S. shareholder meetings

a) Policy We will vote FOR proposals to accept financial statements, statutory reports and other legal formalities (the Funds will abstain from all non-voting matters).

b) Policy We will vote FOR proposals to approve budgets in the absence of any issues concerning the handling and use of company funds.

Reasons   These matters are generally non-contentious and routine matters (if the matter is a non-voting matter, the Funds must abstain on these proposals because the voting system does not provide any other option). These reports are generally designed to give shareholders an idea of how the company performed and provide an idea of the various other operational highlights in the just-concluded fiscal year. It is our belief that the judgment of management, as monitored by the Board, is best suited to ensure routine financial statements and statutory reports are properly monitored to comply with Sarbanes-Oxley and any other governing rules.

ITEM 3.25. APPROVE DISCHARGE OF BOARD AND SENIOR MANAGEMENT RESPONSIBILITY FOR FISCAL YEAR IN REVIEW

Typically non-U.S. annual shareholder meetings (this is a standard request in Switzerland)

Policy  We will vote FOR proposals to approve the discharge of board and senior management responsibility for the fiscal year in review if the proxy will not operate as a release or discharge of the directors’ liability.

Reasons   These matters are generally non-contentious and routine matters in foreign countries and represents tacit shareholder approval of actions taken during the year. There may be occasions where we will vote against such proposals where a board’s actions have come under question or where there actions have faced a legal claim, suit or similar challenge.

ITEM 3.26 REVERSE STOCK SPLIT

Policy   We will vote proposals to approve reverse stock splits on a CASE-BY-CASE basis.

Reasons  Many times a reverse stock split is necessary to increase the market price of the common stock to a price more suitable to brokerage houses, to decrease the amount and percentage of transaction costs paid by individuals, to improve the company’s ability to raise capital, and continue the company’s listing on the NYSE. However, to meet a company’s minimum required share reserve for other business purposes our management might vote against because it is not in the best interest of shareholders.

SECTION 4 – EXECUTIVE/EMPLOYEE ISSUES

ITEM 4.1. LONG-TERM INCENTIVE PLANS

Policy   Proposals to approve or amend various incentive compensation plans, savings & investment plans, stock purchase plans, or similar plans for officers and employees will be evaluated on a CASE-BY-CASE basis.

Reasons   In an effort to attract and retain qualified officers and employees, corporations must develop and maintain a competitive compensation program, which may include salaries and other cash or equity-based elements of compensation. We will generally vote FOR such plans if we believe they are reasonable.

ITEM 4.2. SEVERANCE AGREEMENTS ("GOLDEN PARACHUTES")

Policy  Proposals to ratify, cancel or submit for shareholder approval various executive severance agreements will be examined on a CASE-BY-CASE basis.

Reasons   Executive severance agreements, commonly referred to as "golden parachutes," represent a special kind of employment agreement for executives and key employees that provide severance payments in the event of termination (voluntary or involuntary) following a change in control of the corporation.

 We believe that it would be difficult to attract and retain competent senior managers, especially in the prevailing environment of proxy contests and hostile takeovers, without severance agreements for executives who are at considerable risk in the event an outsider gains control. Additionally, during a change of control shareholders need executives to focus their attention on managing the business, not seek new and more secure employment.

 Accordingly, it is our opinion that severance agreements are generally necessary and in the best interest of shareholders, and should be accepted as a cost of having senior management available to operate the corporation on a day-to-day basis. We do believe that the examination of these proposals should include consideration of change-in-control benefits in the corporation's long-term incentive plans, that participation should be limited to key employees, and that the payout of benefits should be reasonable in term and amount.

ITEM 4.3. EMPLOYEE STOCK OWNERSHIP PLANS / EMPLOYEE STOCK PARTICIPATION PLANS

a) Policy We will vote FOR proposals to establish an Employee Stock Ownership Plan (ESOP) / Employee Stock Participation Plans (ESPP).

b) Policy We will vote FOR a proposal requesting that an ESOP / ESPP, or significant share placements to an ESOP / ESPP, be submitted for shareholder approval.

Reasons   In general, we believe that opportunities for employees to share in the ownership of the corporation have a positive effect on productivity and the work environment. However, some corporations may design and propose such plans primarily to serve as anti-takeover devices. In this regard, we find it necessary to examine the potential size of the plan to determine whether, in our judgment, its true purpose is takeover defense.

 We would consider a shareholder proposal seeking submission of an existing ESOP / ESPP or significant share placements with the ESOP / ESPP for shareholder approval as a protection against the use of an ESOP / ESPP as a takeover defense.

ITEM 4.4. STOCK OWNERSHIP REQUIREMENT FOR EXECUTIVES

Policy   We will vote AGAINST proposals requiring a minimum stock ownership position on the part of executives, whether in shares or at some level of market value.

Reasons   We do not oppose stock ownership by executives; rather we believe that stock ownership tends to align the interests of executives and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified executive.

ITEM 4.5. CLAWBACK OF PAYMENTS UNDER RESTATEMENT OF EARNINGS OR WRITE-OFF

Policy  We will vote FOR shareholder proposals requiring a Board to seek reimbursement of all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met, taking into account the negative restatement of earnings or write-off.

Reasons   We favor such reimbursement, to the fullest extent possible and we believe that the board is in the best position to review these matters and seek reimbursement from appropriate parties as necessary.

ITEM 4.6. REIMBURSEMENT OF EXPENSES FOR CERTAIN SHAREHOLDER-NOMINATED DIRECTOR CANDIDATES

Policy   We will vote AGAINST proposals requiring a Board to reimbursement expenses, including but not limited to legal, advertising, solicitation, printing, and mailing costs, incurred by a shareholder or group of shareholders in a contested election of directors.

Reasons   Required reimbursement of expenses would permit campaigns to be mounted by a minority of shareholders to seat special interest candidates while having the costs of such campaigns financed by all shareholders, regardless of the candidate’s qualifications or suitability.

ITEM 4.7 DEATH BENEFITS (“GOLDEN COFFINS”)

Policy  We will vote shareholder proposals which ask the company to not make or promise to make any death benefit payments to senior executives on a CASE-BY-CASE basis.

Reason   Because golden coffin benefits depend on the death of the executive-and not on company performance-golden coffins may sever the pay/performance link. However, many companies have them to attract and retain executives who are concerned about providing for their families upon their sudden death. Our Director of Research will review each company’s individual request to adopt a death benefit policy to determine what is in shareholders’ best interest.

ITEM 4.8 STOCK OPTION EXCHANGE

Policy   We will vote proposals to approve stock option exchange programs on a CASE-BY-CASE basis.

Reason   The stock option exchange program can be beneficial if the executive officers are excluded from participation, if specific exchange ratios show a value-for-value exchange, if exchanged shares are cancelled and not recycled back into the plan, and additional vesting terms are applied to the exchanged options. We would vote against if the above items are not in place.

ITEM 4.9 STOCK OPTION REPRICING

Policy   We will vote proposals to approve repricing of options on a CASE-BY-CASE basis.

Reason  In order to approve repricing of options the program should incorporate best practices such as: a value neutral exchange, the exercise price of the new options set at a premium to the new grant date market price, exclusion of executives from the program, maintaining the original terms of the options, and subjecting the new options to new vesting conditions.

SECTION 5 – DISCLOSURE ISSUES

ITEM 5.1. EXECUTIVE COMPENSATION/RATIFY NAMED EXECUTIVE COMPENSATION

a) Policy We would vote AGAINST proposals requiring disclosure in the financial statements of an "estimated fair value" of stock-related compensation granted during the period covered by the financial statements.

Reasons   We believe current disclosures as required by generally accepted accounting principles, SEC regulations and other requirements are adequate disclosure until such time as a uniform measurement of fair value is adopted by appropriate regulatory agencies. Until such time, there is possibly a wide variation in the fair value, and confusing and misleading information is likely and not in the best interest of shareholders.

b) Policy We would vote AGAINST proposals requiring disclosure in the proxy statement of the compensation of all individuals who were paid at or above a certain level.

Reasons   We generally believe that such disclosure is properly under the direction of the SEC, which has set the prevailing standard of disclosure for this information.

c) Policy  We would vote AGAINST any shareholder proposal to limit compensation of any particular individual / employee to a specified level.

Reasons   We generally believe that such limitations falls under the discretion of management. The inflexible requirement usually found in these proposals is not in the best interest of shareholders as any limitation to compensation could preclude the corporation from acquiring the services of an otherwise qualified employee.

d) Policy We will vote management proposals to ratify named executive compensation on a CASE-BY-CASE basis.

ITEM 5.2. PRIOR GOVERNMENT SERVICE

Policy   We would vote AGAINST proposals relating to the disclosure of prior government service of certain employees or consultants, lobbyists, legal counsel, investment bankers, directors or others.

Reasons   We believe that corporations are required to comply with a large and growing number of laws and regulations designed to prevent conflicts of interest. We would anticipate additional expense with no meaningful benefit to shareholders from requiring additional disclosure.

ITEM 5.3. FEES PAID TO CONSULTANTS

Policy   We would vote AGAINST proposals seeking to limit or eliminate the use of consultants or require reporting of fees paid to consultants.

Reasons   We recognize the value and necessity of corporations from time to time seeking outside expertise and advice from consultants, and generally believe that the judgment of management, as monitored by the Board, is the proper basis for doing so.

 We see no meaningful benefit to shareholders and potential harm to the corporation, and thus to shareholders, by restricting or eliminating such practice. Further, we would anticipate additional expense from reporting such activity.

ITEM 5.4. OTHER DISCLOSURE PROPOSALS

Policy   Other proposals seeking to require reports of various practices, policies or expenditures will be examined on a CASE-BY-CASE basis.

Reasons   In general, we will vote FOR such proposals only when we believe that corporate disclosure has been inadequate in the past, that the information being requested is not readily available from other sources, that appropriate regulatory authority over the practice, policy or expenditure is inadequate, and/or that the cost of providing such a report will be more than offset by the benefits to be received by the shareholders as a group.

ITEM 5.5 SAY ON PAY

a) Policy We will vote AGAINST shareholder proposals on advisory votes to ratify named executive officers’compensation.

b) Policy We will vote FOR management proposals on advisory votes to ratify named executive officers’ compensation.

Reason   Legislation regarding advisory votes on executive compensation is pending in Congress. If stockholder advisory votes on executive compensation are thought to be advisable, we believe that they should be implemented at all companies through appropriate legislation, not selectively directed. Otherwise, this could lead to certain companies reducing compensation below competitive levels resulting in loss of executive talent.

SECTION 6 – SOCIAL ISSUES

ITEM 6.1. EQUAL EMPLOYMENT OPPORTUNITY

Policy   We will vote AGAINST proposals requiring additional reporting and/or amendments to equal employment opportunity policies above the level required by law.

Reasons   We believe that corporations are required to comply with numerous laws and regulations governing equal employment opportunity wherever facilities are situated, and that in general, corporations do comply. We see little benefit to shareholders to offset the expense of requiring a separate report in this regard.

ITEM 6.2. THE ENVIRONMENT

Policy   We will vote proposals seeking adherence to environmental principles and/or reporting on environmental issues above that which is required by law on a CASE-BY-CASE basis.

Reasons   Although we recognize that corporations have environmental responsibilities, we believe that, in most cases, regulation and control is appropriately left to regulatory agencies charged with monitoring environmental impacts of corporate policies and procedures and that shareholders do not typically benefit as investors by imposing additional environmental requirements on their corporations.

ITEM 6.3. LINES OF BUSINESS (RESTRICTIONS)

Policy   We will vote AGAINST proposals seeking the termination of lines of business or corporate business activity, including:

 A. Military contracts and requirements for conversion of facilities to civilian production;

 B.  Space weapons research; and

 C. Nuclear activities and/or facilities.

Reasons  We generally oppose proposals where shareholders seek to require the termination of lines of business or corporate business activities, or to require extensive reporting on such activities beyond that required by regulatory agencies. We anticipate no meaningful benefit to all but a very few shareholders from such requirements, but would expect the incurrence of additional expense in the preparation, production and distribution of reports.

ITEM 6.4. ANIMAL RIGHTS

Policy  We will vote AGAINST proposals eliminating, restricting and/or reporting on the use of animals in product testing, or proposals asking the corporation to use its economic influence to protect animal rights.

Reasons  Decisions as to the means and manner in which a corporation chooses to do business are properly the responsibility of management. Live animal testing subjects corporations to the regulatory and social attention of numerous agencies and interests. Most such corporations limit the use of live animals in testing and adopt procedures that are as humane as possible under the circumstances. We see no meaningful benefit to shareholders as investors by requiring additional reports on these activities.

ITEM 6.5 ADOPT PRINCIPLES FOR HEALTH CARE REFORM

Policy  We will vote AGAINST shareholder proposals to adopt principles for health care reform.

Reasons   Management should have the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company.

ITEM 6.6 HUMAN RIGHTS

Policy   We will vote AGAINST shareholder proposals to adopt policies on human rights.

Reasons  The scope and binding structure of most human rights proposals present many challenges. We believe the decision on key operational initiatives is best left to the discretion of management.

SECTION 7 – OTHER ISSUES

ITEM 7.1. LOCATION OR DATE OF ANNUAL MEETING

Policy  We will vote AGAINST proposals seeking to change or dictate the location or date of the corporation's annual meeting.

Reasons   We believe that the selection of the location and date of the annual meeting is a proper function of the Board. Recognizing that no date or location would be satisfactory to all shareholders, we oppose attempts to dictate dates or locations to the Board and see no benefit to shareholders by doing so.

ITEM 7.2. POLITICAL ACTIVITY

a) Policy We will FOR proposals requesting political contributions that fall within permitted campaign finance limits or other similar laws.

b) Policy We will vote AGAINST shareholder proposals requiring the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation.

Reasons   We generally oppose such proposals for the following reasons:

 A.  Corporations are prohibited by law from spending corporate funds to assist candidates or political parties in federal elections. While certain states allow such contributions, we believe participation is usually immaterial.

 B.  PAC contributions are generally made with funds contributed voluntarily by employees, and provide a positive individual participation in the political process of a democratic society.

 C.  Costs relating to the administration of corporate-sponsored PAC's are, in our opinion, generally minimal and immaterial.

 D.  Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

 We believe requiring reports or newspaper publication of corporate activity in these areas would result in added expense without commensurate benefit to shareholders.

ITEM 7.3. CHARITABLE CONTRIBUTIONS

Policy   We will vote AGAINST proposals requiring the reporting, limitation or elimination of corporate charitable/educational contributions.

Reasons   We generally oppose such proposals for the following reasons:

 A.  We believe that corporations have social responsibilities and that corporate giving in reasonable amounts for charitable or educational purposes falls within this category.

 B.  We believe that the likely alternative to corporate giving is assumption of related costs by society at large, to some degree with public funds acquired through taxation of citizens, including shareholders.

  C. We believe that charitable and educational donations by publicly held corporations are generally reasonable in amount, and an appropriate function of management decision-making as governed by the Board.

 Accordingly, our conclusion would be that limiting or eliminating such contributions would be of no meaningful direct benefit to shareholders, while such practice has significant indirect benefits.

ITEM 7.4. OPEN OR ADJOURN MEETING

Policy   We will vote FOR management proposals to open or adjourn the corporation's annual meeting.

Reasons   We believe that the proper time to open or adjourn the annual meeting is a proper function of the Board. We oppose attempts by others to dictate when a Board opens or adjourns its meetings and see no benefit to shareholders by doing so.

ITEM 7.5. SHARE BLOCKING

Policy   We will TAKE NO ACTION on any matter in which a foreign country or company places a block on the Fund’s ability to trade those shares for any period of time after the vote.

 If voting “TAKE NO ACTION” is not an option on the proxy ballot and we are required to vote on re-registration of shares, we will vote AGAINST the re-registration of shares where the Fund’s ability to trade shares for any period after the vote will be blocked or restricted.

Reasons   We believe that it is typically in the best interest of the shareholder to have the unrestricted ability to purchase or sell a security and such ability is infrequently outweighed by the opportunity to vote on any company matter, the result of which, is to temporarily block the Fund’s ability to purchase or sell that company.

ITEM 7.6. MAJORITY VOTING VERSUS PLURALITY VOTING

a) Policy We will vote FOR proposals requiring a majority of votes, as long as the proposal has a back-up plan for those cases where no one receives a majority of the votes

b) Policy We will vote AGAINST proposals requiring a majority of votes in order to be nominated to the Board of Directors if there is no plan of action for cases where an appropriate slate of directors fail to receive a majority of votes.

Reasons   In many of these instances, these proposals fail to provide for any alternative in the situation where no director receives a majority of votes cast. We believe that it is in the best interest of the shareholders to have at least some board review as opposed to having empty positions in the situation where a split vote occurs and a director receives a plurality of the vote but no one director receives a majority of the votes cast.

ITEM 7.7. TRANSACT OTHER BUSINESS

a) Policy We will vote AGAINST proposals to transact other business that is not identified or disclosed.

b) Policy We will vote proposals to adjourn meetings pending shareholder approval for a merger on a CASE-BY-CASE basis.

Reasons   In many of these instances, these proposals fail to provide any indication of the “other business” to be conducted. We believe that it is in the best interest of the shareholders to have at least have some description of the matter at hand prior to granting the board power to vote on behalf of the shareholders.

 In those cases where we are in favor of a merger we would be in favor of the adjournment. In those cases where we are opposed to the merger we would be against the adjournment.

ITEM 7.8. APPROVE AGENDA/ACKNOWLEDGE MEETING IS PROPERLY CONVENED

Policy  We will vote FOR management proposals to approve the meeting agenda or acknowledge that a meeting has been properly convened.

Reasons   We believe these matters are largely routine in nature, subject to basic guidelines and are not subject to abuse. Whether a meeting is properly convened is an objective process subject to basic guidelines and is a proper function of the Board.

 Revised 11-17-10 by Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios and 11-04-10 by Ivy Funds.

 Adopted by Waddell & Reed Advisors Group of Funds and W&R Target Funds, Inc. on 11-09-05 and adopted by Ivy Funds, Inc. and Ivy Funds the Trust on 11-16-05.

APPENDIX J

JP Morgan

Part I: Proxy Voting Procedures

A.  Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action.2

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-

1 Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group’s proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

• removing certain JPMAM personnel from the proxy voting process;

• “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

• voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

• a copy of the JPMAM Proxy Voting Procedures and Guidelines;

• a copy of each proxy statement received on behalf of JPMAM clients;

• a record of each vote cast on behalf of JPMAM client holdings;

• a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

• a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

• a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.

JPMorgan Chase Bank, N.A.

JPMorgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

JF Asset Management (Singapore) Limited

JF International Management Inc.

Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a — Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2. Proxy Contests

2a. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

4a. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

4d. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

5a. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6. Miscellaneous Board Provisions

6a. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

• Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

• 2/3 of independent board;

• All-independent key committees;

• Committee chairpersons nominated by the independent directors;

• CEO performance is reviewed annually by a committee of outside directors; and

• Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size

Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions

7a. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

7b. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8. Capital Structure

8a. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control — Will the transaction result in a change in control of the company?

Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

9a. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote — even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one-and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e. 401 (k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

9f. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

9h. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k. Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.  Incorporation

10a.   Reincorporation Outside of the United States

Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b.   Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c.   Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

11a.   Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b.   Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d.   Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e.   Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f.   Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g.   Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a.   Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b.   Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c.   International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d.  Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e.   World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f.   Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g.   Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i.  Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j.  Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k.  High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

• a pending acquisition or sale of a substantial business;

• financial results that are better or worse than recent trends would lead one to expect;

• major management changes;

• an increase or decrease in dividends;

• calls or redemptions or other purchases of its securities by the company;

• a stock split, dividend or other recapitalization; or

• financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/ Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Appendix K

Lord Abbett

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting.1 The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records. While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

• In cases where we deem any client’s position in a company to be material,2 the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

• In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

• Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

2 We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

• Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees3 and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

• Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A. Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B. Directors

1. Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

3 The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

2. Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3. Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4. Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5. Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C. Compensation and Benefits

1. General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2. Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3. Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4. Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5. Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6. Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7. Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8. Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9. Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D. Corporate Matters

1. Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2. Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3. Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4. Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E. Anti-Takeover Issues and Shareholder Rights

1. Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2. Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3. Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4. Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5. Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6. Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7. Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8. Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9. Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10. Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11. Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F. Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G. Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

APPENDIX L

MCG

Proxy Voting Policies

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Macro Currency Group, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

• The Macro Currency Group does not maintain a written proxy voting policy as required by Rule 206(4)-6.

• Proxies are not voted in Clients’ best interests.

• Proxies are not identified and voted in a timely manner.

• Conflicts between the Macro Currency Group’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

• The third-party proxy voting services utilized by the Macro Currency Group are not independent.

• Proxy voting records and Client requests to review proxy votes are not maintained.

The Macro Currency Group has established the following guidelines as an attempt to mitigate these risks.

Policy

The Macro Currency Group believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Macro Currency Group’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Macro Currency Group’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Macro Currency Group also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Macro Currency Group has adopted the policies and procedures set out below, which are designed to ensure that the Macro Currency Group complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Macro Currency Group has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Macro Currency Group’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Macro Currency Group has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Macro Currency Group include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Macro Currency Group has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Macro Currency Group’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1. The requesting PM Team’s reasons for the decision;

2. The approval of the lead Portfolio Manager for the requesting PM Team;

3. Notification to the Proxy Voting Team and other appropriate personnel (including other Macro Currency Group portfolio managers who may own the particular security);

4. A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

The Macro Currency Group has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Macro Currency Group in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Macro Currency Group cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Macro Currency Group’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Macro Currency Group maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Marco Currency Group’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Marco Currency Group’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Marco Currency Group’s OnBase system. These steps are part of the Marco Currency Group’s Account Opening Process.

SMA – Wrap Accounts

The Marco Currency Group’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

1 The Macro Currency Group has various Portfolio Manager Teams organized by asset classes and investment strategies.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Macro Currency Group can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Macro Currency Group the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Macro Currency Group’s Proxy Voting Team.

Securities Lending

At times, neither the Macro Currency Group nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Macro Currency Group will make reasonable efforts to inform the Client that neither the Macro Currency Group nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Macro Currency Group shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Macro Currency Group’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

- Restrictions for share blocking countries2;

- Casting a vote on a foreign security may require that the Macro Currency Group engage a translator;

- Restrictions on foreigners’ ability to exercise votes;

- Requirements to vote proxies in person;

- Requirements to provide local agents with power of attorney to facilitate the voting instructions;

- Untimely notice of shareholder meeting;

- Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Macro Currency Group’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Macro Currency Group does not reveal or disclose to any third party how the Macro Currency Group may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is the Macro Currency Group’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Macro Currency Group to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Macro Currency Group intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Macro Currency Group’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

2  In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

External Managers

Where Client assets are placed with managers outside of the Macro Currency Group, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. The Macro Currency Group may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Macro Currency Group’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Macro Currency Group may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Macro Currency Group must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

• Any request, whether written (including e-mail) or oral, received by any Employee of the Macro Currency Group, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

• The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

• The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). The Macro Currency Group maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

• Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

• Upon inadvertent receipt of a proxy, the Macro Currency Group forwards the proxy to ISS for voting, unless the client has instructed otherwise.

 Note: The Macro Currency Group is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

• The Macro Currency Group’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed the Macro Currency Group to vote proxies on their behalf.

• The Macro Currency Group maintains documentation to support the decision to vote against the ISS recommendation.

•  The Macro Currency Group maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is the Macro Currency Group’s policy not to file class action claims on behalf of Clients. The Macro Currency Group specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Macro Currency Group. The Macro Currency Group only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is the Macro Currency Group’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event the Macro Currency Group opts out of a class action settlement, the Macro Currency Group will maintain documentation of any cost/benefit analysis to support that decision.

The Macro Currency Group is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Macro Currency Group manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

The Macro Currency Group ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Macro Currency Group’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, the Macro Currency Group’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with the Macro Currency Group’s fiduciary duties.

APPENDIX M

MFS

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues — Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the

“poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.  MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c. Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.  Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.  REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX N

MSIM

PROXY VOTING POLICY AND PROCEDURES

(Revised: October 3, 2013)

I. Policy Statement

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management and may also engage with the board, of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. General Proxy Voting Guidelines

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

• Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

• General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

• Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1. Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b. We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d. We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e. We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h. We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k. We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2. Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6. Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7. Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8. Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumu-lative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11. Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12. Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1. We generally support the following:

• Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

• U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

• U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

• Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

• Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

• Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

• Management proposals to effect stock splits.

• Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

• Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2. We generally oppose the following (notwithstanding management support):

• Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

• Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

• Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

• Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3. Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4. Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1. We generally support the following:

• Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

• Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

• Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

• Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3. In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6. We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8. Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

III. Administration Of Policy

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3. If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. ("AIP”): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) separate accounts and (iii) unregistered funds.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX O

Oppenheimer

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES (as of October 3, 2013)

and

PORTFOLIO PROXY VOTING GUIDELINES (as of March 26, 2013)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Global Institutional, Inc., OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A. Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.  Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

• OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

• a company that is a significant selling agent of OFI’s products and services solicits proxies;

• OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

• OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

• If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.

• With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii)

determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.  Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.  Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

• any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

• any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

• these Policies and Procedures, as amended from time to time;

• records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

• records of written client requests for proxy voting information and any written responses of OFI to such requests; and

• any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.  Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on August 9, 2013.

Approved by OFI’s Proxy Voting Committee on September 19, 2013.

Approved by the Denver Board of the Oppenheimer Funds on August 20, 2013.

Ratified by OFI’s Legal and Compliance Departments on October 3, 2013.

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 26, 2013)

1.0 OPERATIONAL ITEMS

1.1.1 Amend Quorum Requirements

• Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2 Amend Articles of Incorporation/Association or Bylaws

• Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

• Vote FOR bylaw/charter changes if:

• shareholder rights are protected;

• there is a negligible or positive impact on shareholder value;

• management provides sufficiently valid reasons for the amendments; and/or

• the company is required to do so by law (if applicable); and

• they are of a housekeeping nature (updates or corrections).

1.1.3 Change Company Name

• Vote WITH Management.

1.1.4 Change Date, Time, or Location of Annual Meeting

• Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

• Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5 Transact Other Business

• Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6 Change in Company Fiscal Term

• Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

• Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2  Ratifying Auditors

• Vote FOR Proposals to ratify auditors, unless any of the following apply:

• an auditor has a financial interest in or association with the company, and is therefore not independent;

• fees for non-audit services are excessive;

• there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

• poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

• Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

• Vote AGAINST shareholder proposals asking for audit firm rotation.

• Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

• Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

• Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees

• Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

• composition of the board and key board committees;

• attendance at board meetings;

• corporate governance provisions and takeover activity;

• long-term company performance relative to a market index;

• directors’ investment in the company;

• whether the chairman is also serving as CEO;

• whether a retired CEO sits on the board.

• whether the company or director is targeted in connection with public “vote no” campaigns.

• There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:

• attend less than 75% of the board and committee meetings without a valid excuse;

• implement or renew a dead-hand or modified dead-hand poison pill;

• failed to adequately respond to a majority supported shareholder proposal;

• failed to act on takeover offers where the majority of the shareholders tendered their shares;

• are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

• re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

• the non-audit fees paid to the auditor are excessive;

• a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

• there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

• the company receives an adverse opinion on the company’s financial statements from its auditors.

• are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

• there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

• the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

• the company fails to submit one-time transfers of stock options to a shareholder vote;

• the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

• the company has inappropriately backdated options; or

• the company has egregious compensation practices including, but not limited to, the following:

• egregious employment contracts;

• excessive perks/tax reimbursements;

• abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

• egregious pension/supplemental executive retirement plan (SERP) payouts;

• new CEO with overly generous new hire package;

• excessive severance and/or change in control provisions; or

• dividends or dividend equivalents paid on unvested performance shares or units.

• enacted egregious corporate governance policies or failed to replace management as appropriate;

• are inside directors or affiliated outside directors; and the full board is less than majority independent;

• are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

• serve on more than five public company boards. (The term “public company” excludes an investment company.)

• WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

• Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

• if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

• if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

• if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size

• Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

• Vote FOR proposals seeking to fix the board size or designate a range for the board size.

• Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board

• Vote AGAINST proposals to classify the board.

• Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4 Cumulative Voting

• Vote FOR proposal to eliminate cumulative voting.

• Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5 Establishment of Board Committees

• Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6  Require Majority Vote for Approval of Directors

• OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7 Director and Officer Indemnification and Liability Protection

• Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

• Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

• Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

• Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

• Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

• the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

• only if the director’s legal expenses would be covered.

2.8 Establish/Amend Nominee Qualifications

• Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

• Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

• Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9 Filling Vacancies/Removal of Directors

• Vote AGAINST proposals that provide that directors may be removed only for cause.

• Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

• Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

• Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10   Independent Chairman (Separate Chairman/CEO)

• Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

• designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

• two-thirds independent board;

• all-independent key committees;

• established governance guidelines;

• the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

• the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

• egregious compensation practices;

• multiple related-party transactions or other issues putting director independence at risk;

• corporate and/or management scandal;

• excessive problematic corporate governance provisions; or

• flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11   Majority of Independent Directors/Establishment of Committees

• Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

• Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

• For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

• the applicable listing standards determination of such director’s independence;

• any operating ties to the firm; and

• if there are any other conflicting relationships or related party transactions.

• A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

• the terms of the agreement;

• the duration of the standstill provision in the agreement;

• the limitations and requirements of actions that are agreed upon;

• if the dissident director nominee(s) is subject to the standstill; and

• if there are any conflicting relationships or related party transactions.

2.12   Require More Nominees than Open Seats

• Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13   Open Access

• Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14  Stock Ownership Requirements

• Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

• Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

• actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

• problematic pay practices, current and past.

2.15   Age or Term Limits

• Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1  Voting for Director Nominees in Contested Elections

• Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

• long-term financial performance of the target company relative to its industry;

• management’s track record;

• background to the proxy contest;

• qualifications of director nominees (both slates);

• evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

• stock ownership position.

3.2 Reimbursing Proxy Solicitation Expenses

• Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

• Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations

• Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

• Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

• Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3  Poison Pills

• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

• Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

• Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

• Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

• 20% or higher flip-in or flip-over;

• two to three-year sunset provision;

• no dead-hand, slow-hand, no-hand or similar features;

• shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

• considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

• for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

• the trigger (NOL pills generally have a trigger slightly below 5%);

• the value of the NOLs;

• the term;

• shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

• other factors that may be applicable.

4.4 Net Operating Loss (NOL) Protective Amendments

• OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5 Shareholder Ability to Act by Written Consent

• Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

• Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6 Shareholder Ability to Call Special Meetings

• Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

• Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7 Establish Shareholder Advisory Committee

• Vote on a CASE-BY-CASE basis.

4.8 Supermajority Vote Requirements

• Vote AGAINST proposals to require a supermajority shareholder vote.

• Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

• Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

• Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

• purchase price;

• fairness opinion;

• financial and strategic benefits;

• how the deal was negotiated;

• conflicts of interest;

• other alternatives for the business; and

• non-completion risk.

5.3 Asset Sales

• Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

• impact on the balance sheet/working capital;

• potential elimination of diseconomies;

• anticipated financial and operating benefits;

• anticipated use of funds;

• value received for the asset;

• fairness opinion;

• how the deal was negotiated; and

• conflicts of interest.

5.4 Bundled Proposals

• Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

• Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

• Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

• Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

• dilution to existing shareholders’ position;

• terms of the offer;

• financial issues;

• management’s efforts to pursue other alternatives;

• control issues; and

• conflicts of interest.

• Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

• Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

• the reasons for the change;

• any financial or tax benefits;

• regulatory benefits;

• increases in capital structure; and

• changes to the articles of incorporation or bylaws of the company.

• Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

• increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

• adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

• Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

• offer price/premium;

• fairness opinion;

• how the deal was negotiated;

• conflicts of interests;

• other alternatives/offers considered; and

• non-completion risk.

• Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

• whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

• cash-out value;

• whether the interests of continuing and cashed-out shareholders are balanced; and

• the market reaction to public announcement of the transaction.

5.9 Joint Venture

• Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

• percentage of assets/business contributed;

• percentage of ownership;

• financial and strategic benefits;

• governance structure;

• conflicts of interest;

• other alternatives; and

• non-completion risk.

5.10   Liquidations

• Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

• Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11  Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

• Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

• prospects of the combined company anticipated financial and operating benefits;

• offer price (premium or discount);

• fairness opinion;

• how the deal was negotiated;

• changes in corporate governance;

• changes in the capital structure; and

• conflicts of interest.

5.12   Private Placements/Warrants/Convertible Debenture

• Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

• dilution to existing shareholders’ position;

• terms of the offer;

• financial issues;

• management’s efforts to pursue other alternatives;

• control issues; and

• conflicts of interest.

• Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13   Spinoffs

• Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

• tax and regulatory advantages;

• planned use of the sale proceeds;

• valuation of spinoff;

• fairness opinion;

• benefits to the parent company;

• conflicts of interest;

• managerial incentives;

• corporate governance changes; and

• changes in the capital structure.

5.14   Value Maximization Proposals

• Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15   Severance Agreements that are Operative in Event of Change in Control

• Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16   Special Purpose Acquisition Corporations (SPACs)

• Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•  valuation;

• market reaction;

• deal timing;

• negotiations and process;

• conflicts of interest;

• voting agreements; and

•  governance.

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

• Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

• Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

• Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

• Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

• Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

• Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

• Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

• Vote FOR proposals to opt out of state freezeout provisions.

6.6  Greenmail

• Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

• Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

• Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

• Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

• Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

• Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

• Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

• Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

• specific reasons/rationale for the proposed increase;

• the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

• the board’s governance structure and practices; and

• risks to shareholders of not approving the request.

• Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

• Vote AGAINST proposals to create a new class of common stock with superior voting rights.

• Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

• it is intended for financing purposes with minimal or no dilution to current shareholders; and

• it is not designed to preserve the voting power of an insider or significant shareholder.

7.4 Issue Stock for Use with Rights Plan

• Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5 Preemptive Rights

• Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

• OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7 Recapitalization

• Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

• more simplified capital structure;

• enhanced liquidity;

• fairness of conversion terms;

• impact on voting power and dividends;

• reasons for the reclassification;

• conflicts of interest; and

• other alternatives considered.

7.8 Reverse Stock Splits

• Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

• Vote FOR management proposals to implement a reverse stock split to avoid delisting.

• Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9 Share Purchase Programs

• Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10   Stock Distributions: Splits and Dividends

• Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11  Tracking Stock

• Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

• Vote compensation proposals on a CASE-BY-CASE basis.

• OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

• Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

• the total cost of the company’s equity plans is unreasonable;

• the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

• the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

• the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

• the plan is a vehicle for poor pay practices.

• For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2 Director Compensation

• Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

• Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

• director stock ownership guidelines with a minimum of three times the annual cash retainer;

• vesting schedule or mandatory holding/deferral period:

• a minimum vesting of three years for stock options or restricted stock; or

• deferred stock payable at the end of a three-year deferral period;

• mix between cash and equity:

• a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

• if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

• no retirement/benefits and perquisites provided to non-employee directors; and

• detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3 Bonus for Retiring Director

• Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

• Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

• Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

• In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

• Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

• Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6  Pre-Arranged Trading Plans (10b5-1 Plans)

• Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

• adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

• amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

• ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

• reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

• an executive may not trade in company stock outside the 10b5-1 Plan; and

• trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7  Management Proposals Seeking Approval to Reprice Options

• Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

• historic trading patterns;

• rationale for the repricing;

• value-for-value exchange;

• option vesting;

• term of the option;

• exercise price; and

•  participation.

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

• executive officers and non-employee directors are excluded from participating;

• stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;

• there is a two-year minimum holding period for sale proceeds.

• Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8 Employee Stock Purchase Plans

Qualified Plans

• Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

• Votes FOR employee stock purchase plans where all of the following apply:

• purchase price is at least 85% of fair market value;

• offering period is 27 months or less; and

• the number of shares allocated to the plan is 10% or less of the outstanding shares.

• Votes AGAINST employee stock purchase plans where any of the following apply:

• purchase price is at least 85% of fair market value;

• offering period is greater than 27 months; and

• the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

• Vote FOR nonqualified employee stock purchase plans with all the following features:

• broad-based participation;

• limits on employee contribution;

• company matching contribution up to 25 percent;

• no discount on the stock price on the date of purchase.

8.9  Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

• Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

• Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

• Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

• Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

• Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10  Employee Stock Ownership Plans (ESOPs)

• Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11  Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

• Vote on a CASE-BY-CASE basis.

8.12   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

• Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

• Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

• Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

• Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

• Evaluation of peer group benchmarking used to set target pay or award opportunities; and

• Balance of performance-based versus non-performance-based pay.

• Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

• Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13  401(k) Employee Benefit Plans

• Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14   Shareholder Proposals Regarding Executive and Director Pay

• Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

• Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

• Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

• Vote FOR shareholder proposals to put option repricings to a shareholder vote.

• Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15  Performance-Based Stock Options

• Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

• the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

• the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16   Pay-for-Performance

• Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

• What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•  Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

• What type of industry does the company belong to?

• Which stage of the business cycle does the company belong to?

8.17  Pay-for-Superior-Performance Standard

• Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18  Golden Parachutes and Executive Severance Agreements

• Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

• Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

• the parachute should be less attractive than an ongoing employment opportunity with the firm;

• the triggering mechanism should be beyond the control of management;

• the amount should not exceed three times base salary plus guaranteed benefits; and

• change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

• Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

• If presented as a separate voting item, OFI will apply the same policy as above.

• In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19   Pension Plan Income Accounting

• Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20  Supplemental Executive Retirement Plans (SERPs)

• Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

• Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21   Claw-back of Payments under Restatements

• Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

• the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

• the nature of the proposal where financial restatement is due to fraud;

• whether or not the company has had material financial problems resulting in chronic restatements; and/or

• the adoption of a robust and formal bonus/equity recoupment policy.

• If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

• If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22   Tax Gross-Up Proposals

• Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23  Bonus Banking/Bonus Banking “Plus”

• Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24  Golden Coffins/Executive Death Benefits

• Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25  Eliminate Accelerated Vesting of Unvested Equity

• Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

• OFI will only vote “FOR” a proposal that would clearly:

• have a discernable positive impact on short-term or long-term share value; or

• have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

• prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

• reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

• what percentage of sales, assets and earnings will be affected;

• the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

• whether the issues presented should be dealt with through government or company-specific action;

• whether the company has already responded in some appropriate manner to the request embodied in the proposal;

• whether the company’s analysis and voting recommendation to shareholders is persuasive;

• what other companies have done in response to the issue;

• whether the proposal itself is well framed and reasonable;

• whether implementation of the proposal would achieve the objectives sought in the proposal;

• whether the subject of the proposal is best left to the discretion of the board;

• whether the requested information is available to shareholders either from the company or from a publicly available source; and

• whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0 OPERATIONAL ITEMS

1.1.1 Routine Items

• Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2 Financial Results/Director and Auditor Reports

• Vote FOR approval of financial statements and director and auditor reports, unless:

• there are material concerns about the financials presented or audit procedures used; or

• the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.3 Allocation of Income and Dividends

• Vote FOR approval of allocation of income and distribution of dividends, unless:

• the dividend payout ratio has been consistently below 30% without an adequate explanation; or

• the payout ratio is excessive given the company’s financial position.

1.1.4 Stock (Scrip) Dividend Alternative

• Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

• Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5 Lower Disclosure Threshold for Stock Ownership

• Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.2  Appointment of Internal Statutory Auditors

• Vote FOR the appointment and reelection of statutory auditors, unless:

• there are serious concerns about the statutory reports presented or the audit procedures used;

• questions exist concerning any of the statutory auditors being appointed; or

• the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3 Remuneration of Auditors

• Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4 Indemnification of Auditors

• Vote AGAINST proposals to indemnify auditors.

2.0 THE BOARD OF DIRECTORS

2.1 Discharge of Board and Management

• Vote FOR discharge from responsibility of the board and management, unless:

• there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

• material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2 Voting on Director Nominees

• Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:

• Composition of the board and key board committees;

• Long-term company performance relative to a market index;

• Corporate governance provisions and takeover activity; and

• Company practices and corporate governance codes.

• There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:

• The board fails to meet minimum corporate governance standards;

• Adequate disclosure has not been provided in a timely manner;

• There are clear concerns over questionable finances or restatements;

•  There have been questionable transactions with conflicts of interest;

• There are any records of abuses against minority shareholder interests;

• There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;

•  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

• Failure to replace management as appropriate; or

• Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Poison Pills

• Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

• to give the board more time to find an alternative value enhancing transaction; and

• to ensure the equal treatment of shareholders.

• Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

• determine whether actions by shareholders constitute a change in control;

• amend material provisions without shareholder approval;

• interpret other provisions;

• redeem the plan without a shareholder vote; or

• prevent a bid from going to shareholders.

• Vote AGAINST plans that have any of the following characteristics:

•  unacceptable key definitions;

• flip-over provision;

• permitted bid period greater than 60 days;

• maximum triggering threshold set at less than 20% of outstanding shares;

• does not permit partial bids;

• bidder must frequently update holdings;

• requirement for a shareholder meeting to approve a bid; or

• requirement that the bidder provide evidence of financing.

• In addition to the above, a plan must include:

• an exemption for a “permitted lock up agreement”;

•  clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

• exclude reference to voting agreements among shareholders.

4.2 Renew Partial Takeover Provision

• Vote FOR proposals to renew partial takeover provision.

4.3 Depositary Receipts and Priority Shares

• Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

• Vote AGAINST the introduction of priority shares.

4.4 Issuance of Free Warrants

• Vote AGAINST the issuance of free warrants.

4.5 Defensive Use of Share Issuances

• Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Mandatory Takeover Bid Waivers

• Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.2 Related-Party Transactions

• In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.3 Expansion of Business Activities

• Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0 CAPITAL STRUCTURE

7.1 Pledge of Assets for Debt

• OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

• In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.2 Increase in Authorized Capital

• Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

• Vote FOR specific proposals to increase authorized capital to any amount, unless:

• the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

• the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

• Vote AGAINST proposals to adopt unlimited capital authorization.

7.3 Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

• Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

• Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.4 Reduction of Capital

• Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

• reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

• Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

• Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.5 Convertible Debt Issuance Requests

• Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.6 Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

• Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

• Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.7 Reissuance of Shares Repurchased

• Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.8 Capitalization of Reserves for Bonus Issues/Increase in Par Value

• Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.9 Control and Profit Agreements/Affiliation Agreements with Subsidiaries

• Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Director Remuneration

• Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

• Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

• Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

• Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.2 Retirement Bonuses for Directors and Statutory Auditors

• Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

• Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

APPENDIX P

PIMCO

Proxy Voting Policies & Procedures

Effective Date: August 2003

Revised Date: May 2007

   May 2010

   October 2012

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A. General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b) Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 The term “equity securities” means common and preferred stock; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

c) Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest

a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

b) Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c) All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

d) Methods for Resolving Identified Conflicts of Interest.

1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

• Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

• Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

• The extent and nature of the actual or apparent conflict of interest;

• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

• The nature of the relationship of the issuer with PIMCO (if any);

• Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

e) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts, funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds or by applying the conflicts resolution procedures set forth in Section B.2.

f) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process

 PIMCO’s process for voting proxies with respect to equity and other securities is described below.

1. Proxy Voting Process: Equity Securities

a) The Role of the ISP.

PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

• Name and ticker symbol of issuer;

• Percentage of the outstanding shares of the issuer held;

• The name(s) of the fund(s) or account(s) holding the securities;

• A summary of the proposal;

• The date of the shareholder meeting and the response deadline;

• Whether the proposal is being made by management or a shareholder;

• Management’s recommendation with respect to the proposal;

• The ISP recommendation with respect to the proposal;

• The reasoning behind the PM’s decision to recommend the override;

• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c) When the ISP Does Not Provide a Recommendation.

In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2. Proxy Voting Process: Fixed Income Securities

a) The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

 The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

b)  Overrides of the Credit Research Group’s Recommendations.

1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

• Name and ticker symbol of issuer;

• Percentages of the outstanding securities (equity and fixed income) of the issuer held;

• The name(s) of the fund(s) or account(s) holding the securities;

• A summary of the proposal;

• The date of the security holder meeting and the response deadline;

• Whether the proposal is being made by management or a security holder;

• Management’s recommendation with respect to the proposal;

• The Credit Research Group recommendation with respect to the proposal;

• The reasoning behind the PM’s decision to recommend the override;

• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c) When the Credit Research Group Does Not Provide a Recommendation.

In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3. Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b) Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

e) Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4. Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

5. Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A. PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A.

E. PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

APPENDIX Q

Scout

Proxy Voting Policy

May 2012

Policy Objective

Scout Investments (“SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1. Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;

2. Ballots that are not received on a timely basis;

3. Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or

4. Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be use exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s Chief Executive Officer. Members of the committee will serve at the discretion of the Chief Executive Officer subject to removal or resignation, or termination of the member’s employment with SI.

Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Chief Operating Officer will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1. Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;

2. Providing the voting materials to the appropriate SI associates;

3. Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;

4. Developing voting records as described in this Policy; and

5. Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility. SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these

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situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval. Prior to approving the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, portfolio managers may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1. Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,

2. Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

3. Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;

4. Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response. For any avoidance of doubt, if the vote is for any UMB Financial Corporation security, the Scout Funds or the securities of any their affiliates, SI will follow the procedures contained in this section.

Recordkeeping

SI will maintain the following books and records:

1. A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and

2. A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1. Each version of this Policy in effect from time to time;

2. A list of each client account for which SI has been authorized to vote proxies for the client’s securities;

3. A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

4. A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.

5. A copy of each Guidelines in effect.

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APPENDIX R

T. Rowe Price

PROXY VOTING POLICIES AND PROCEDURES

Updated: February 2014

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of an investing T. Rowe Price fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the TRP Reserve Investment Funds).

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

APPENDIX S

UBS Global AM

A. Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM. UBS Global AM believes that these principles are reasonably designed to ensure that proxies are voted in the best interest of clients.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

2. As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

• An effective Chairman is key;

• The roles of Chairman and Chief Executive generally should be separated;

• Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;

• The Board should include executive and non-executive directors; and

• Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

• The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).

• The Board should ensure that at all times:

• Appropriate management succession plans are in place;

• The interests of executives and shareholders are aligned;

• The financial audit is independent and accurate;

• The brand and reputation of the company is protected and enhanced;

• A constructive dialogue with shareholders is encouraged; and

• It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

• Economic value resulting from acquisitions or disposals;

• Operational performance;

• Quality of management;

• Independent non-executive directors not holding executive management to account;

• Quality of internal controls;

• Lack of transparency;

• Inadequate succession planning;

• Poor approach to corporate social responsibility;

• Inefficient management structure; and

• Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B. Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation
1. General Guidelines

a. When our view of the management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

1. View of management is Favorable. 2. View of management is Un-Favorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.

e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

1. While we support management, this proposal should be voted on by shareholders.
2. Board of Directors and Auditors

a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.

1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor not considered independent.

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.

1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors not appropriate.

6. Not Independent, serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

Macro Rationale	Explanation
3. Compensation

a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.

c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

1. Transparency in compensation is desired.

d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

1. Rewards for poor performance are unacceptable.

f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.

b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.

d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

1. Blank check stock issuance is not acceptable. 2. Anti-takeover defense, not in shareholders interests. 3. General authority to issue shares without pre-emption rights not in shareholders interests.
e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.

Macro Rationale	Explanation

f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.

h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy in place or is very likely to have one in place by the next meeting.

1. A director resignation policy is in place. 2. A director resignation policy is not in place.
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring

a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.

b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.

b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

1. Proposal poses an unnecessary economic cost on the company.
8. Administrative and Operations

a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

1. Special reports, studies and disclosures are not considered economic.

Macro Rationale	Explanation

b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

1. Regulatory agencies do not require this action.
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.

b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.

c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C. Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest between UBS Global AM and our clients’ best interests.

I. Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

• To review, approve and oversee the implementation of the Global Corporate Governance Principles.

• Keep abreast of and share trends in corporate governance and update these principles as necessary.

• To provide a forum for discussing corporate governance issues between regions.

• Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

• Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

• Engage and oversee any independent proxy voting services being used.

• Oversee the activities of the Local Corporate Governance Committees.

• Review and resolve conflicts of interest by ensuring that the voting decision taken would remain the same irrespective of the fact that, for instance, a company is also a client of UBS Global AM.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

• Keep abreast of and share trends in corporate governance and update local policy as necessary.

• Provide a forum for discussing corporate governance issues within a region.

• Oversee the proxy voting process.

• Coordinate with the Communications group all corporate or other communication related to local proxy issues.

• Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

• Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.

• Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

• On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

• We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.

• These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

• Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

• If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.

• All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.

• If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may

• Formally communicate with the Chairman of the Board or the full Board of Directors;

• Withdraw our support for the common stock;

• Reflect our positions in our proxy vote opportunities; or

• Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/ business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

• Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;

• Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;

• Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;

• Implement procedures to vote proxies in accordance with client direction if applicable; and

• Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

• Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

• Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

• Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

• Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

• Companies may be provided with the number of shares we own in them.

• Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.

• In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.

• We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients. A conflict of interest is a relationship or activity engaged in by UBS Global AM that creates an incentive, or appearance thereof, to favor the interests of UBS Global AM over the interests of the client. A conflict of interest is “material” if a reasonable person could expect the conflict to influence UBS Global AM’s proxy vote. The principal conflict process covered by this policy is where the issuer being voted upon is a client of UBS Global AM.

The following guidelines seek to address the conflicts of interest in a manner that promotes the client's best interest:

•  Under no circumstances will general business, sales or marketing issues influence our proxy votes.

• UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

• Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

• Our policies and procedures;

• Proxy statements received;

• Votes cast per client;

• Number of shares voted;

• Communications received and internal documents created that were material to the voting decision; and

• A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Effective March 2013

APPENDIX T

WellsCap

Proxy Voting Policies and Procedures

Date Issued: May 2013

Date Last Revised: March 2011

I.  Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II.  Voting

A.  Philosophy:

 When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

B.  Responsibilities

1. Proxy Administrator

 WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties

 To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:

• Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

• Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

• Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

• Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

• Annual analysis and rationale for guideline amendments.

C. Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the ISS’s Proxy Voting Guidelines, and (ii) ISS’S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.

5. Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

6. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS’s voting guidelines to avoid any regulatory violations.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

• A copy of these proxy voting polices and procedures;

• Proxy statements received for client securities (which will be satisfied by relying on ISS);

• Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);

• Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

• Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

APPENDIX U

Western Asset

PROXY VOTING

(Effective 11/3/13)

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No. 3053-14A

PACIFIC LIFE FUNDS

Part C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)(a)	Amended and Restated Declaration of Trust[40]

(b)	Instrument amending Declaration of Trust (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Instrument amending Declaration of Trust (PF PIMCO Inflation Managed Fund)[10]

(d)	Instrument amending Declaration of Trust (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[17]

(e)	Instrument amending Declaration of Trust (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Instrument amending Declaration of Trust (PF Oppenheimer Main Street Core® Fund and PF Oppenheimer Emerging Markets Fund)[21]

(a)(2)(a)	Certificate of Trust[1]

(b)	By-Laws[54]

(c)	Certificates for Shares will not be issued. Articles III, V and VI of the Declaration of Trust and Article II of the By—Laws define the rights of holders of the Shares[7]

(d)(1)(a)	Investment Advisory Agreement[3]

(b)	Addendum to Investment Advisory Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Investment Advisory Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Investment Advisory Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Investment Advisory Agreement (PF Lazard Mid—Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Investment Advisory Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF Fasciano Small Equity Fund)[21]

(g)	Addendum to Investment Advisory Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Investment Advisory Agreement (PF AllianceBernstein International Value Fund) [25]

(i)	Consent of Transfer of Advisory Agreement (Pacific Life Fund Advisers LLC (PLFA))[30]

(j)	Addendum to Investment Advisory Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Investment Advisory Agreement (PL Floating Rate Loan Fund)[32]

(l)	Advisory Fee Waiver Agreement—PL Floating Rate Loan Fund[41]

(m)	Advisory Fee Waiver Agreement—PL Large-Cap Growth Fund[51]

(n)	Schedule A to Advisory Agreement (PL Income Fund)[40]

(o)	Schedule A to Advisory Agreement (PL Floating Rate Income Fund)[42]

(p)	Advisory Fee Waiver Agreement—PL Comstock Fund[40]

(q)	Schedule A to Advisory Agreement (PL Income Series Funds)[44]

(r)	Schedule A to Advisory Agreement (EMD)[47]

(s)	Amendment to Advisory Fee Waiver Agreement—PL Comstock Fund[47]

(t)	Schedule A to Advisory Agreement (PL Alts)[49]

(u)	Advisory Fee Waiver Agreement—PL Precious Metals Fund[49]

(v)	Advisory Fee Waiver Agreement—PL Limited Duration High Income Fund[51]

(w)	Schedule A to Advisory Agreement (PL Limited Duration High Income Fund)[52]

(x)	Advisory Fee Waiver Agreement—PL Floating Rate Loan Fund[52]

(y)	Schedule A to Advisory Agreement (PL Diversified Alternatives Fund)[53]

(z)	Advisory Fee Waiver Agreement—PL Mid-Cap Growth Fund[54]

(d)(2)	No longer applicable

(d)(3)	No longer applicable

(d)(4)	No longer applicable

(d)(5)(a)	Fund Management Agreement—Pacific Investment Management Company LLC[3]

(b)	Fee Schedule to Fund Management Agreement—PIMCO[14]

(c)	Addendum to Fund Management Agreement—PIMCO[20]

(d)	Addendum to Fund Management Agreement— PIMCO[24]

(e)	Consent to Transfer and Amend the Fund Management Agreement—PIMCO[30]

(f)	Amendment No. 4 to Fund Management Agreement—PIMCO[32]

(g)	Amendment No. 5 to the Fund Management Agreement—PIMCO[52]

(h)	Amendment to the Fund Management Agreement—PIMCO, filed herewith

(d)(6)(a)	Fund Management Agreement—Salomon Brothers Asset Management Inc (Salomon)[6]

(b)	Addendum to Fund Management Agreement—Salomon[20]

(c)	Fund Management Agreement—Salomon[26]

(d)	Notice and Consent to Transfer Fund Management Agreement—From Salomon Brothers Asset Management Inc to ClearBridge Advisors LLC (ClearBridge)[28]

(e)	Consent to Transfer Fund Management Agreement—ClearBridge[30]

(f)	Fee Schedule to Fund Management Agreement—ClearBridge[31]

(d)(7)	No longer applicable

(d)(8)(a)	Fund Management Agreement—MFS Investment Management (MFS)[4]

(b)	Addendum to Fund Management Agreement—MFS[16]

(c)	Addendum to Fund Management Agreement—MFS[24]

(d)	Addendum to Fund Management Agreement—MFS[26]

(e)	Addendum to Fund Management Agreement—MFS[26]

(f)	Addendum to Fund Management Agreement—MFS[28]

(g)	Consent to Transfer Fund Management Agreement—MFS[30]

(h)	Amendment to Fund Management Agreement—MFS[41]

(i)	Amendment to Fund Management Agreement—MFS[51]

(d)(9)	No longer applicable

(d)(10)(a)	Fund Management Agreement—Morgan Stanley (Van Kampen)[13]

(b)	Addendum to Fee Schedule to Fund Management Agreement—Van Kampen[19]

(c)	Addendum to Fund Management Agreement—Van Kampen[26]

(d)	Addendum to Fund Management Agreement—Van Kampen[28]

(e)	Consent to Transfer Fund Management Agreement—Van Kampen[30]

(f)	Amendment to Fund Management Agreement—Morgan Stanley[36]

(d)(11)(a)	No longer applicable

(d)(12)	No longer applicable

(d)(13)(a)	Amended and Restated Subadvisory Agreement—OppenheimerFunds, Inc. (Oppenheimer)[54]

(d)(14)(a)	No longer applicable

(d)(15)(a)	No longer applicable

(d)(16)	No longer applicable

(d)(17)	No longer applicable

(d)(18)	No longer applicable

(d)(19)(a)	Fund Management Agreement—UBS Global Asset Management (Americas) Inc. (UBS)[34]

(b)	Fee schedule to Fund Management Agreement—UBS[36]

(c)	Amendment No. 1 to Fund Management Agreement—UBS[49]

(d)	Amendment No. 2 to Fund Management Agreement—UBS[52]

(e)	Amendment No. 3 to Fund Management Agreement—UBS[55]

(d)(20)	Sub-Advisory Agreement—Eaton Vance Management[36]

(d)(20)(a)	Amendment No. 1 to Subadvisory Agreement—Eaton Vance Management[49]

(d)(20)(b)	Novation Agreement (Boston Management and Research d/b/a Eaton Vance Investment Managers)[52]

(d)(20)(c)	Amendment No. 2 to Subadvisory Agreement (Boston Management and Research d/b/a Eaton Vance Investment Managers)[52]

(d)(21)	Sub-Advisory Agreement—Invesco Advisers, Inc.[35]

(d)(21)(a)	Amendment to Sub-Advisory Agreement—Invesco Advisers, Inc.[40]

(d)(22)	Sub-Advisory Agreement—J.P. Morgan Investment Management Inc.[40]

(d)(23)	Sub-Advisory Agreement—T. Rowe Price Associates, Inc.[40]

(d)(24)	Sub-Advisory Agreement—Ashmore Investment Management Limited[47]

(d)(25)	Sub-Advisory Agreement—Wells Capital Management Inc.[49]

(d)(26)	Sub-Advisory Agreement—Scout Investments, Inc.[51]

(d)(27)	No longer applicable

(d)(27)(a)	Subadvisory Agreement—BlackRock Investment Management, LLC[51]

(d)(28)(a)	Subadvisory Agreement—Ivy Investment Management Company[54]

(d)(29)	Subadvisory Agreement—AllianceBernstein L.P.[55]

(d)(30)	Subadvisory Agreement—Lord, Abbett & Co. LLC[55]

(d)(31)	Subadvisory Agreement—Principal Global Investors, LLC, d/b/a Macro Currency Group[55]

(d)(32)	Subadvisory Agreement—Western Asset Management Company, filed herewith

(e)(1)(a)	Distribution Agreement[3]

(b)	Addendum to Distribution Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Distribution Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Distribution Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Distribution Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Distribution Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund) [21]

(g)	Addendum to Distribution Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Distribution Agreement (PF AllianceBernstein International Value Fund)[25]

(i)	Amended and Restated Distribution Agreement (Class A Service Plan)[28]

(j)	Amendment to Distribution Agreement[28]

(k)	Addendum to Distribution Agreement (PL Small-Cap Value Fund)[31]

(l)	Addendum to Distribution Agreement (PL Floating Rate Loan Fund)[32]

(m)	Schedule A to Distribution Agreement (PL Income Fund)[40]

(n)	Schedule A to Amended and Restated Distribution Agreement (PL Floating Rate Income Fund & C-Shares for PL Income Fund) [42]

(o)	Schedule A to Amended and Restated Distribution Agreement (A & C Shares for PL Floating Rate Income Fund)[45]

(p)	Schedule A to Amended and Restated Distribution Agreement (PL Income Series Funds)[44]

(q)	Schedule A to Amended and Restated Distribution Agreement (EMD)[46]

(r)	Schedule A to Amended and Restated Distribution Agreement (PL Alts)[49]

(s)	Schedule A to Amended and Restated Distribution Agreement (PL Limited Duration High Income)[52]

(t)	Schedule A to Amended and Restated Distribution Agreement (PL Diversified Alternatives Fund)[53]

(e)(2)(a)	Form of Selling Group Agreement[50]

(b)	Amended Schedule A to Form of Selling Group Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Amended Schedule A to Form of Selling Group Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Amended Schedule A to Form of Selling Group Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[14]

(f)(1)(a)	Deferred Compensation Plan[40]

(b)	Deferred Compensation Plan 2005[22]

(c)	Consolidated Deferred Compensation Plan[28]

(f)(1)(d)	Exhibits to Trustees Deferred Compensation Plan[53]

(g)(1)(a)	Custodian Agreement[6]

(b)	Addendum to Custodian Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Custodian Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Custodian Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Custodian Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[20]

(f)	Addendum to Custodian Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[25]

(g)	Addendum to Custodian Agreement (PF Loomis Sayles Large-Cap Growth Fund)[25]

(h)	Addendum to Custodian Agreement (PF AllianceBernstein International Value Fund)[26]

(i)	Addendum to Custodian Agreement[29]

(j)	Addendum to Custodian Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Custodian Agreement (PL Floating Rate Loan Fund)[32]

(l)	Amendment to Custodian Services Agreement, dated January 1, 2010[36]

(m)	Exhibit A to Custodian Services Agreement (PL Income Fund)[41]

(n)	Exhibit A to Custodian Services Agreement (PL Floating Rate Income Fund)[45]

(o)	Agreement Relating to Assignment of Custodian Services Agreement[46]

(p)	Exhibit A to Custodian Services Agreement (PL EMD)[49]

(q)	Exhibit A to Custodian Services Agreement (PL Alts)[49]

(r)	Amendment to Custodian Services Agreement, dated April 1, 2013[52]

(s)	Exhibit A to Custodian Services Agreement (PL Limited Duration High Income Fund)[52]

(t)	Exhibit A to Custodian Services Agreement (PL Diversified Alternatives Fund), filed herewith

(g)(2)	Foreign Custody Manager Agreement[6]

(h)(1)(a)	Transfer Agency Agreement[6]

(b)	Addendum to Transfer Agency Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Transfer Agency Agreement (AML)[9]

(d)	Addendum to Transfer Agency Agreement (529 Plan)[9]

(e)	Addendum to Transfer Agency Agreement (PF PIMCO Inflation Managed Fund)[10]

(f)	Addendum to Transfer Agency Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(g)	Addendum to Transfer Agency Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Transfer Agency Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(i)	Addendum to Transfer Agency Agreement (PF Loomis Sayles Large-Cap Growth Fund)[26]

(j)	Addendum to Transfer Agency Agreement (PF AllianceBernstein International Value Fund)[26]

(k)	Addendum to Transfer Agency Agreement[29]

(l)	Addendum to Transfer Agency Agreement (PL Small-Cap Value Fund)[31]

(m)	Revised Exhibit A to the Transfer Agency Services Agreement (PL Floating Rate Loan Fund)[33]

(n)	Amendment to Transfer Agency Services Agreement, dated December 31, 2009[36]

(o)	Amendment to Transfer Agency Services Agreement (PL Income Fund)[40]

(p)	Amendment No. 13 to Transfer Agency Services Agreement[41]

(q)	Amendment to Transfer Agency Services Agreement (PL Floating Rate Income Fund)[45]

(r)	Amendment to Transfer Agency Services Agreement (PL EMD)[49]

(s)	Amendment to Transfer Agency Services Agreement (PL Alts)[49]

(t)	Amendment No. 15 to Transfer Agency Services Agreement[52]

(u)	Amendment No. 16 to Transfer Agency Services Agreement[52]

(v)	Amendment No. 17 to Transfer Agency Services Agreement, filed herewith

(h)(2)(a)	Administration and Shareholder Services Agreement[51]

(b)	Addendum to Administration and Shareholder Services Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Administration and Shareholder Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Administration and Shareholder Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Administration and Shareholder Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Administration and Shareholder Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[22]

(g)	Addendum to Administration and Shareholder Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Administration and Shareholder Services Agreement (PF AllianceBernstein International Value Fund)[25]

(i)	Addendum to Administration and Shareholder Services Agreement (PL Small-Cap Value Fund)[31]

(j)	Addendum to Administration and Shareholder Services Agreement (PL Floating Rate Loan Fund)[32]

(h)(2)(k)	Amendment No 2 to the Administration and Shareholder Services Agreement (PL Income Fund)[40]

(h)(2)(l)	Amendment No. 3 to the Administration and Shareholder Services Agreement[40]

(h)(2)(m)	Schedule A to Administration and Shareholder Services Agreement (EMD)[47]

(n)	Schedule A to Administration and Shareholder Services Agreement (PL Alts)[49]

(o)	Schedule A to Administration and Shareholder Services Agreement (PL Limited Duration High Income)[52]

(p)	Schedule A to Administration and Shareholder Services Agreement (PL Diversified Alternatives Fund), filed herewith

(h)(3)(a)	Expense Limitation Agreement[3]

(b)	Addendum to Expense Limitation Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Expense Limitation Agreement (Money Market Fund)[9]

(d)	Addendum to Expense Limitation Agreement (PF PIMCO Inflation Managed Fund)[10]

(e)	Addendum to Expense Limitation Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(f)	Addendum to Expense Limitation Agreement (renewal)[16]

(g)	Addendum to Expense Limitation Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(h)	Addendum to Expense Limitation Agreement[20]

(i)	Addendum to Expense Limitation Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund[21]

(j)	Addendum to Expense Limitation Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(k)	Addendum to Expense Limitation Agreement (PF AllianceBernstein International Value Fund)[26]

(l)	Amendment to Expense Limitation Agreement[28]

(m)	Amended Schedule A to Expense Limitation Agreement[28]

(n)	Amended Schedule A to Expense Limitation Agreement (PL Small-Cap Value Fund)[31]

(o)	Restated Expense Limitation Agreement[31]

(p)	Amended Schedule A to Expense Limitation Agreement (PL Floating Rate Loan Fund)[32]

(q)	Restated Expense Limitation Agreement[34]

(r)	Expense Limitation Agreement II36

(s)	Amended Schedule A to Operating Expense Limit Under Expense Limitation Agreement (Money Market)[36]

(t)	PL Income Fund Expense Limitation Agreement[38]

(u)	PL Floating Rate Income Fund Expense Limitation Agreement[45]

(v)	Amendment to Expense Limitation Agreement (PL Income Fund)[41]

(w)	Amendment to Expense Limitation Agreement II41

(x)	Expense Limitation Agreement III (PL Income Series Funds)[44]

(y)	Amendment to PL Floating Rate Income Fund Expense Limitation Agreement[45]

(z)	Amendment to Expense Limitation Agreement II (EMD)[47]

(aa)	Amendment to Expense Limitation Agreement III[47]

(h)(3)(bb)	Amendment to Expense Limitation Agreement III (PL Alts)[49]

(cc)	Amendment to Expense Limitation Agreement II (Advisor Class Shares)[50]

(dd)	Amendment to Expense Limitation Agreement III (PL Limited Duration High Income)[52]

(ee)	Amendment to Expense Limitation Agreement (PL Income Fund)[53]

(ff)	Amendment to Expense Limitation Agreement III (PL Diversified Alternatives Fund)[53]

(gg)	Amendment to Expense Limitation Agreement II55

(h)(4)(a)	Sub-Administration and Accounting Services Agreement[3]

(b)	Addendum to Sub-Administration and Accounting Services Agreement (PF Putnam Equity Income Fund and PF Putnam Research Fund)[7]

(c)	Addendum to Sub-Administration and Accounting Services Agreement (PF PIMCO Inflation Managed Fund)[10]

(d)	Addendum to Sub-Administration and Accounting Services Agreement (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Addendum to Sub-Administration and Accounting Services Agreement (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Addendum to Sub-Administration and Accounting Services Agreement (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(g)	Addendum to Sub-Administration and Accounting Services Agreement (PF Loomis Sayles Large-Cap Growth Fund)[24]

(h)	Addendum to Sub-Administration and Accounting Services Agreement (PF AllianceBernstein International Value Fund)[26]

(i)	Addendum to Sub-Administration and Accounting Services Agreement[29]

(j)	Addendum to Sub-Administration and Accounting Services Agreement (PL Small-Cap Value Fund)[31]

(k)	Addendum to Sub-Administration and Accounting Services Agreement (PL Floating Rate Loan Fund)[32]

(l)	Amendment to Sub-Administration and Accounting Services Agreement, dated January 1, 2010[36]

(m)	Amendment to Sub-Administration and Accounting Services Agreement, (PL Income Fund)[40]

(n)	Amendment to Sub-Administration and Accounting Services Agreement, (PL Floating Rate Income Fund)[45]

(o)	Sub-Administration and Accounting Services Fee Waiver—PL Income Fund[46]

(p)	Money Market Fund Services Amendment to Sub-Administration and Accounting Services Agreement[46]

(q)	Amendment to Sub-Administration and Accounting Services Agreement (PL EMD)[49]

(r)	Amendment to Sub-Administration and Accounting Services Agreement (PL Alts)[49]

(s)	Amendment to Sub-Administration and Accounting Services Agreement[52]

(t)	Exhibit A to Sub-Administration and Accounting Services Agreement (PL Limited Duration High Income Fund)[52]

(u)	Exhibit A to Sub-Administration and Accounting Services Agreement (PL Diversified Alternatives Fund), filed herewith

(h)(5)	Form of Indemnification Agreement[26]

(h)(6)	Support Services Agreement[51]

(h)(7)	No Longer Applicable

(i)	Opinion and Consent of Counsel[5]

(j)	Consent of Independent Registered Accounting Firm, filed herewith

(k)	Not Applicable

(l)(1)	Purchase Agreement[3]

(l)(2)	Purchase Agreement (Inflation Managed Fund)[13]

(l)(3)	No Longer Applicable

(l)(4)	No Longer Applicable

(l)(5)	Purchase Agreement (PL Income Fund)[40]

(m)(1)(a)	Class A Service Plan (formerly filed as exhibit (m)(1)(j)[28]

(b)	Amended Schedule A to Class A Service Plan (PL Small-Cap Value Fund) (formerly filed as exhibit (m)(1)(k))[32]

(c)	Amended Schedule A to Class A Service Plan (PL Floating Rate Loan Fund)[32]

(d)	Amended Schedule A to Class A Service Plan (PL Income Fund)[37]

(e)	Schedule A to Class A Service Plan (PL Floating Rate Income Fund)[45]

(f)	Schedule A to Class A Service Plan (PL Income Series Funds)[44]

(g)	Schedule A to Class A Service Plan (PL Alt Strategies)[49]

(h)	Schedule A to Class A Service Plan (PL Limited Duration High Income Fund)[52]

(i)	Schedule A to Class A Service Plan (PL Diversified Alternatives Fund)[53]

(m)(2)(a)	Class B Distribution and Service Plan[3]

(b)	Amended Schedule A to Class B Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class B Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class B Distribution and Service Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class B Distribution and Service Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class B Distribution and Service Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class B Distribution and Service Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class B Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund)[25]

(i)	Amended Schedule A to Class B Distribution and Service Plan (PF AllianceBernstein International Value Fund)[25]

(j)	Amended Schedule A to Class B Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(m)(3)(a)	Class C Distribution and Service Plan[3]

(b)	Amended Schedule A to Class C Distribution and Service Plan (Putnam funds)[7]

(c)	Amended Schedule A to Class C Distribution and Service Plan (PIMCO fund)[10]

(d)	Amended Schedule A to Class C Distribution and Service Plan (PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Class C Distribution and Service Plan (Portfolio Optimization Funds)[15]

(f)	Amended Schedule A to Class C Distribution and Service Plan (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(g)	Amended Schedule A to Class C Distribution and Service Plan (PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Class C Distribution and Service Plan (PF Loomis Sayles Large-Cap Growth Fund)[25]

(i)	Amended Schedule A to Class C Distribution and Service Plan (PF AllianceBernstein International Value Fund)[25]

(j)	Amended Schedule A to Class C Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(k)	Amended Schedule A to Class C Distribution and Service Plan (PL Income Fund)[40]

(l)	Schedule A to Class C Distribution and Service Plan (PL Floating Rate Income Fund)[45]

(m)	Schedule A to Class C Distribution and Service Plan (PL Income Series Fund)[44]

(n)	Schedule A to Class C Distribution and Service Plan (PL Alts Strategies)[49]

(o)	Schedule A to Class C Distribution and Service Plan (PL Limited Duration High Income Fund)[52]

(p)	Schedule A to Class C Distribution and Service Plan (PL Diversified Alternatives Fund)[53]

(m)(4)	No Longer Applicable

(m)(5)(a)	Class R Distribution and Service Plan[21]

(b)	Amended Schedule A to Class R Distribution and Service Plan (PL Portfolio Optimization Funds)[32]

(n)(1)(a)	Multiple Class Plan Pursuant to Rule 18f-3[3]

(b)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Putnam funds)[7]

(c)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PIMCO fund)[10]

(d)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (Portfolio Optimization Funds and PF Goldman Sachs Short Duration Bond Fund)[16]

(e)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Lazard Mid-Cap Value Fund and PF Van Kampen Real Estate Fund)[18]

(f)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Class R)[21]

(g)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Oppenheimer Main Street Core Fund, PF Oppenheimer Emerging Markets Fund and PF NB Fasciano Small Equity Fund)[21]

(h)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF Loomis Sayles Large-Cap Growth Fund)[24]

(i)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PF AllianceBernstein International Value Fund)[25]

(j)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3[28]

(k)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PL Small-Cap Value Fund)[32]

(l)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PL Floating Rate Loan Fund)[32]

(m)	Amended Schedule A to Multiple Class Plan Pursuant to Rule 18f-3 (PL Income Fund)[46]

(n)(2)	PLF Multi-Class Plan[50]

(n)(2)(a)	Schedule A to PLF Multi-Class Plan (PL Floating Rate Income Fund)[45]

(b)	Schedule A to PLF Multi-Class Plan (PL Income Series Funds)[44]

(c)	Schedule A to PLF Multi-Class Plan (EMD)[47]

(d)	Schedule A to PLF Multi-Class Plan (PL Alts)[49]

(e)	Schedule A to PLF Multi-Class Plan (PL Limited Duration High Income Fund)[52]

(f)	Schedule A to PLF Multi-Class Plan (PL Diversified Alternatives Fund)[53]

(o)	Reserved

(p)(1)	Code of Ethics—Pacific Life Funds[40]

(p)(2)	No longer applicable

(p)(3)	No longer applicable

(p)(4)	Code of Ethics—Pacific Investment Management Company LLC, filed herewith

(p)(5)	Code of Ethics—ClearBridge Advisors, LLC[52]

(p)(6)	Code of Ethics—Pacific Life Fund Advisors LLC[51]

(p)(7)	No longer applicable

(p)(8)	Code of Ethics—MFS Investment Management[55]

(p)(9)	No longer applicable

(p)(10)	Code of Ethics—Morgan Stanley Investment Management Inc.[41]

(p)(11)	Code of Ethics—OppenheimerFunds, Inc.[54]

(p)(12)	No longer applicable

(p)(13)	No longer applicable

(p)(14)	No longer applicable

(p)(15)	No longer applicable

(p)(16)	No longer applicable

(p)(17)	Code of Ethics—Pacific Life Funds Independent Trustees[55]

(p)(18)	No longer applicable

(p)(19)	No longer applicable

(p)(20)	Code of Ethics—UBS Global Asset Management (Americas) Inc.[52]

(p)(21)	Code of Ethics—Eaton Vance Management[55]

(p)(22)	Code of Ethics—Invesco Advisors, Inc., filed herewith

(p)(23)	Code of Ethics—J.P. Morgan Investment Management, Inc.[46]

(p)(24)	Code of Ethics—T. Rowe Price Associates, Inc.[53]

(p)(25)	Code of Ethics—Ashmore Investment Management Limited[46]

(p)(26)	Code of Ethics—Wells Capital Management Incorporated[48]

(p)(27)	Code of Ethics—BlackRock Investment Management, LLC[52]

(p)(28)	Code of Ethics—Scout Investments, Inc.[52]

(p)(29)	Code of Ethics—Ivy Investment Management Company[54]

(p)(30)	Code of Ethics—AllianceBernstein L.P.[55]

(p)(31)	Code of Ethics—Lord, Abbett & Co. LLC[55]

(p)(32)	Code of Ethics—Macro Currency Group[55]

(p)(33)	Code of Ethics—Pacific Select Distributors, Inc.[55]

(p)(34)	Code of Ethics—Western Asset Management Company, filed herewith

/1/ Previously filed on May 22, 2001 as an exhibit to Registrant’s initial registration statement, and incorporated herein by reference.

/2/ Previously filed on August 9, 2001 as an exhibit to pre-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/3/ Previously filed on September 26, 2001 as an exhibit to pre-effective amendment No. 2 to Registrant’s registration statement, and incorporated herein by reference.

/4/ Previously filed on September 28, 2001 as an exhibit to pre-effective amendment No. 3 to Registrant’s registration statement, and incorporated herein by reference.

/5/ Previously filed on October 1, 2001 as an exhibit to pre-effective amendment No. 4 to Registrant’s registration statement, and incorporated herein by reference.

/6/ Previously filed on October 15, 2001 as an exhibit to post-effective amendment No. 1 to Registrant’s registration statement, and incorporated herein by reference.

/7/ Previously filed on December 28, 2001 as an exhibit to post-effective amendment No. 2 to the Registrant’s registration statement, and incorporated herein by reference.

/8/ Previously filed on June 21, 2002 as an exhibit to post-effective amendment No. 4 to the Registrant’s registration statement, and incorporated herein by reference.

/9/ Previously filed on October 3, 2002 as an exhibit to post-effective amendment No. 5 to the Registrant’s registration statement, and incorporated herein by reference.

/10/ Previously filed on December 18, 2002 as an exhibit to post-effective amendment No. 7 to the Registrant’s registration statement, and incorporated herein by reference.

/11/ Previously filed on February 24, 2003 as an exhibit to post-effective amendment No. 8 to the Registrant’s registration statement, and incorporated herein by reference.

/12/ Previously filed on April 23, 2003 as an exhibit to post-effective amendment No. 9 to the Registrant’s registration statement, and incorporated herein by reference.

/13/ Previously filed on June 26, 2003 as an exhibit to post-effective amendment No. 10 to the Registrant’s registration statement, and incorporated herein by reference.

/14/ Previously filed on September 12, 2003 as an exhibit to post-effective amendment No. 12 to the Registrant’s registration statement, and incorporated herein by reference.

/15/ Previously filed on December 15, 2003 as an exhibit to post-effective amendment No. 26 to the Registrant’s registration statement, and incorporated herein by reference.

/16/ Previously filed on June 28, 2004 as an exhibit to post-effective amendment No. 33 to the Registrant’s registration statement, and incorporated herein by reference.

/17/ Previously filed on September 30, 2004 as an exhibit to post-effective amendment No. 34 to the Registrant’s registration statement, and incorporated herein by reference.

/18/ Previously filed on December 21, 2004 as an exhibit to post-effective amendment No. 36 to the Registrant’s registration statement, and incorporated herein by reference.

/19/ Previously filed on April 28, 2005 as an exhibit to post-effective amendment No. 37 to the Registrant’s registration statement, and incorporated herein by reference.

/20/ Previously filed on June 23, 2005 as an exhibit to post-effective amendment No. 38 to the Registrant’s registration statement, and incorporated herein by reference.

/21/ Previously filed on July 13, 2005 as an exhibit to post-effective amendment No. 39 to the Registrant’s registration statement, and incorporated herein by reference.

/22/ Previously filed on September 28, 2005 as an exhibit to post-effective amendment No. 41 to the Registrant’s registration statement, and incorporated herein by reference.

/23/ Previously filed on October 17, 2005 as an exhibit to post-effective amendment No. 43 to the Registrant’s registration statement, and incorporated herein by reference.

/24/ Previously filed on December 16, 2005 as an exhibit to post-effective amendment No. 45 to the Registrant’s registration statement, and incorporated herein by reference.

/25/ Previously filed on February 6, 2006 as an exhibit to post-effective amendment No. 46 to the Registrant’s registration statement, and incorporated herein by reference.

/26/ Previously filed on April 26, 2006 as an exhibit to post-effective amendment No. 49 to the Registrant’s registration statement, and incorporated herein by reference.

/27/ Previously filed on June 30, 2006 as an exhibit to post-effective amendment No. 50 to the Registrant’s registration statement, and incorporated herein by reference.

/28/ Previously filed on December 28, 2006 as an exhibit to post-effective amendment No. 51 to the Registrant’s registration statement, and incorporated herein by reference.

/29/ Previously filed on March 29, 2007 as an exhibit to post-effective amendment No. 53 to the Registrant’s registration statement, and incorporated herein by reference.

/30/ Previously filed on June 28, 2007 as an exhibit to post-effective amendment No. 54 to the Registrant’s registration statement, and incorporated herein by reference.

/31/ Previously filed on March 27, 2008 as an exhibit to post-effective amendment No. 55 to the Registrant’s registration statement, and incorporated herein by reference.

/32/ Previously filed on June 30, 2008 as an exhibit to post-effective amendment No. 57 to the Registrant’s registration statement, and incorporated herein by reference.

/33/ Previously filed April 9, 2009 as an exhibit to post-effective amendment No. 58 to the Registrant’s registration statement, and incorporated herein by reference.

/34/ Previously filed June 29, 2009 as an exhibit to post-effective amendment No. 59 to the Registrant’s registration statement, and incorporated herein by reference.

/35/ Previously filed April 30, 2010 as an exhibit to post-effective amendment No. 61 to the Registrant’s registration statement, and incorporated herein by reference.

/36/ Previously filed June 28, 2010 as an exhibit to post-effective amendment No. 62 to the Registrant’s registration statement, and incorporated herein by reference.

/37/ Previously filed April 5, 2011 as an exhibit to post-effective amendment No. 66 to the Registrant’s registration statement, and incorporated herein by reference.

/38/ Previously filed December 27, 2010 as an exhibit to post-effective amendment No. 64 to the Registrant’s registration statement, and incorporated herein by reference.

/39/ Previously filed April 5, 2011 as an exhibit to post-effective amendment No. 66 to the Registrant’s registration statement, and incorporated herein by reference.

/40/ Previously filed April 18, 2011 as an exhibit to post-effective amendment No. 67 to the Registrant’s registration statement, and incorporated herein by reference.

/41/ Previously filed June 29, 2011 as an exhibit to post-effective amendment No. 70 to the Registrant’s registration statement, and incorporated herein by reference.

/42/ Previously filed June 29, 2011 as an exhibit to post-effective amendment No. 71 to the Registrant’s registration statement, and incorporated herein by reference.

/43/ Previously filed July 29, 2011 as an exhibit to post-effective amendment No. 74 to the Registrant’s registration statement, and incorporated herein by reference.

/44/ Previously filed December 19, 2011 as an exhibit to post-effective amendment No. 80 to the Registrant’s registration statement, and incorporated herein by reference.

/45/ Previously filed December 29, 2011 as an exhibit to post-effective amendment No. 82 to the Registrant’s registration statement, and incorporated herein by reference.

/46/ Previously filed March 19, 2012 as an exhibit to post-effective amendment No. 85 to the Registrant’s registration statement, and incorporated herein by reference.

/47/ Previously filed June 28, 2012 as an exhibit to post-effective amendment No. 87 to the Registrant’s registration statement, and incorporated herein by reference.

/48/ Previously filed September 17, 2012 as an exhibit to post-effective amendment No. 89 to the Registrant’s registration statement, and incorporated herein by reference.

/49/ Previously filed November 30, 2012 as an exhibit to post-effective amendment No. 90 to the Registrant’s registration statement, and incorporated herein by reference.

/50/ Previously filed December 18, 2012 as an exhibit to post-effective amendment No. 91 to the Registrant’s registration statement, and incorporated herein by reference.

/51/ Previously filed April 19, 2013 as an exhibit to post-effective amendment No. 94 to the Registrant’s registration statement, and incorporated herein by reference.

/52/ Previously filed July 30, 2013 as an exhibit to post-effective amendment No. 96 to the Registrant’s registration statement, and incorporated herein by reference.

/53/ Previously filed October 3, 2013 as an exhibit to post-effective amendment No. 98 to the Registrant’s registration statement, and incorporated herein by reference.

/54/ Previously filed December 19, 2013 as an exhibit to post-effective amendment No. 100 to the Registrant’s registration statement, and incorporated herein by reference.

/55/ Previously filed May 9, 2014 as an exhibit to post-effective amendment No. 102 to the Registrant’s registration statement, and incorporated herein by reference.

Item 29. Persons controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws.

Title 12, Chapter 38, Section 3817 of the Delaware Code, Article VII of the Registrant’s Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, and Article VI of the Registrant’s By-Laws filed as Exhibit (a)(2)(b) to the registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Declaration of Trust, By-Laws, the Delaware Business Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification by the Registrant for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

Pacific Life Fund Advisors LLC (PLFA) (also d/b/a Pacific Asset Management)	700 Newport Center Drive Newport Beach, CA 92660	801-15057

AllianceBernstein L.P.	1345 Avenue of the Americas New York, NY 10105	801-56720

Ashmore Investment Management Limited	61 Aldwych London, United Kingdom WC2B 4AE	801-55109

BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540	801-56972

ClearBridge Investments, LLC	620 Eighth Avenue New York, NY 10018	801-64710

Boston Management and Research d/b/a Eaton Vance Investment Managers	Two International Place Boston, MA 02110	801-15930

Invesco Advisers, Inc.	1555 Peachtree Street, N.E. Atlanta, GA 30309	801-33949

Ivy Investment Management Company	6300 Lamar Avenue Overland Park, KS 66202	801-61515

J.P. Morgan Investment Management Inc.	270 Park Avenue New York, NY 10167	801-21011

Lord, Abbett & Co. LLC	90 Hudson Street New Jersey, NJ 07302	801-6997

Principal Global Investors, LLC, d/b/a Macro Currency Group	711 High Street Des Moine, IA 50392	801-55959

MFS Investment Management	111 Huntington Avenue Boston, MA 02199	801-17352

Morgan Stanley Investment Management Inc.	522 Fifth Avenue New York, NY 10036	801-15757

OppenheimerFunds, Inc.	Two World Financial Center 225 Liberty Street New York, NY 10281	801-8253

Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660	801-48187

Scout Investments, Inc.	928 Grand Boulevard Kansas City, MO 64106	801-60188

T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202	801-856

UBS Global Asset Management (Americas) Inc.	1285 Avenue of the Americas New York, NY 10019	801-34910

Wells Capital Management Incorporated	525 Market Street San Francisco, CA 94105	801-21122

Western Asset Management Company	385 East Colorado Boulevard Pasadena, CA 91101	801-8162

Item 32. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, FINRA & SIPC serves as Distributor of Shares of Pacific Life Funds. PSD is a subsidiary of Pacific Life Insurance Company (Pacific Life) and an affiliate of Pacific Life Fund Advisors LLC (“PLFA”). PSD also serves as distributor of shares of the Pacific Select Fund.

Name and Principal Business Address(1)	Positions and Offices with Underwriter	Positions and Offices with Registrant

Adrian S. Griggs	Director and Chief Executive Officer	None

Dewey Bushaw	Director and Executive Vice President	None

Richard J. Schindler	Director and Executive Vice President	None

Edward R. Byrd	Senior Vice President and Chief Accounting Officer	None

Thomas Gibbons	Senior Vice President, Treasury, Tax & Enterprise Consulting	None

Christopher van Mierlo	Senior Vice President	None

Kathleen A. Clune	Assistant Vice President and Treasurer	None

Mark S. Campisano	Vice President, Tax	None

Lorene C. Gordon	Vice President	None

Gregory L. Keeling	Vice President and Chief Financial Officer	None

Brian D. Klemens	Vice President and Controller	Vice President and Treasurer

Jane M. Guon	Vice President and Secretary	Vice President and Secretary

Alyce F. Peterson	Vice President & Assistant Secretary	None

Alice P. Terlecky	Vice President & Assistant Secretary	None

Christine A. Tucker	Vice President	None

S. Kendrick Dunn	Assistant Vice President, Compliance	None

Lori K. Lasinski	Assistant Secretary	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Patricia A. Sandberg	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

Kevin A. Hendra	Assistant Vice President	None

1 Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be generally maintained at PLFA at 700 Newport Center Drive, Newport Beach, California 92660 or BNY Mellon Asset Servicing 4400 Computer Drive, Westborough, MA 01581. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

With regard to the Registrant’s 17a-7 transactions and pursuant to Rule 17a-7 of the Investment Company Act of 1940, the identity of the counterparty required to be maintained by Registrant will be maintained by PLFA, as noted above, other than Funds managed by MFS Investment Management, Morgan Stanley Investment Management, Pacific Investment Management Co. and Boston Management and Research. For these Funds, the subadvisers will maintain this information at their offices at their principal business address as listed above in Item 31.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 104 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and in the State of California on this 29th day of July, 2014.

PACIFIC LIFE FUNDS

By:	/s/ Laurene E. MacElwee
Laurene E. MacElwee
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 104 to the Registration Statement of Pacific Life Funds has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

	Chairman and Trustee	July 29, 2014
James T. Morris*	(Principal Executive Officer)

	Chief Executive Officer	July 29, 2014
Mary Ann Brown*

	Vice President and Treasurer	July 29, 2014
Brian D. Klemens*	(Principal Financial and Accounting Officer)

	Trustee	July 29, 2014
Gale K. Caruso*

	Trustee	July 29, 2014
Lucie H. Moore*

	Trustee	July 29, 2014
G. Thomas Willis*

	Trustee	July 29, 2014
Frederick L. Blackmon*

	Trustee	July 29, 2014
Nooruddin S. Veerjee*

*By: /s/ Laurene E. MacElwee		July 29, 2014
Laurene E. MacElwee as attorney-in-fact pursuant to power of attorney filed herewith.

Pacific Life Funds

Power of Attorney

The undersigned trustees and officers of Pacific Life Funds (the “Trust”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Jeffrey S. Puretz, Douglas P. Dick, Anthony Zacharski, Matthew Curtin, Greg Larson, Joseph Lallande, Audrey Cheng, Laurene E. MacElwee, Howard T. Hirakawa, and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned trustees and officers of Pacific Life Funds hereby execute this Power of Attorney effective the 15th day of March, 2012.

NAME	TITLE

/s/ James T. Morris
James T. Morris	Chairman and Trustee

/s/ Mary Ann Brown
Mary Ann Brown	Chief Executive Officer

/s/ Brian D. Klemens
Brian D. Klemens	Vice President and Treasurer

/s/ Frederick L. Blackmon
Frederick L. Blackmon	Trustee

/s/ Lucie H. Moore
Lucie H. Moore	Trustee

/s/ G. Thomas Willis
G. Thomas Willis	Trustee

/s/ Nooruddin S. Veerjee
Nooruddin S. Veerjee	Trustee

/s/ Gale K. Caruso
Gale K. Caruso	Trustee

LIST OF EXHIBITS

Exhibit

(d)(5)(h)	Amendment to the Fund Management Agreement—PIMCO
(d)(32)	Subadvisory Agreement—Western Asset Management Company
(g)(1)(t)	Exhibit A to Custodian Services Agreement (PL Diversified Alternatives Fund)
(h)(1)(v)	Amendment No. 17 to Transfer Agency Services Agreement
(h)(2)(p)	Schedule A to Administration and Shareholder Services Agreement (PL Diversified Alternatives Fund)
(h)(4)(u)	Exhibit A to Sub-Administration and Accounting Services Agreement (PL Diversified Alternatives Fund)
(j)	Consent of Independent Registered Accounting Firm
(p)(4)	Code of Ethics—Pacific Investment Management Company LLC
(p)(22)	Code of Ethics—Invesco Advisors, Inc.
(p)(34)	Code of Ethics—Western Asset Management Company